      As filed with the Securities and Exchange Commission on May 14, 1999


                                                      1933 Act File No. 2-92915
                                                      1940 Act File No. 811-4096
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 33

                           AND REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 34

                          MFS(R) MUNICIPAL SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)


                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


      |_| immediately upon filing pursuant to paragraph (b) |_| on [date] pursuant to paragraph (b)
      |_| 60 days after filing pursuant to paragraph (a)(i)
      |_| on       , 1999 pursuant to paragraph (a)(i)
      |X| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485


       If appropriate, check the following box:
      |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment
================================================================================

-----------------------------
MFS(R) MUNICIPAL SERIES TRUST
-----------------------------

AUGUST 1, 1999

                                                                    PROSPECTUS


                                                                       CLASS A
                                                                       CLASS B
                                                                       CLASS C

MFS ALABAMA MUNICIPAL BOND FUND
MFS ARKANSAS MUNICIPAL BOND FUND
MFS CALIFORNIA MUNICIPAL BOND FUND
MFS FLORIDA MUNICIPAL BOND FUND
MFS GEORGIA MUNICIPAL BOND FUND
MFS MARYLAND MUNICIPAL BOND FUND
MFS MASSACHUSETTS MUNICIPAL BOND FUND
MFS MISSISSIPPI MUNICIPAL BOND FUND
MFS NEW YORK MUNICIPAL BOND FUND
MFS NORTH CAROLINA MUNICIPAL BOND FUND
MFS PENNSYLVANIA MUNICIPAL BOND FUND
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
MFS TENNESSEE MUNICIPAL BOND FUND
MFS VIRGINIA MUNICIPAL BOND FUND
MFS WEST VIRGINIA MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

This Prospectus describes each of the funds listed above. The investment objective of each fund is to provide current income exempt from federal income taxes and personal income taxes, if any, of the state to which its name refers.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

-----------------
TABLE OF CONTENTS
-----------------

                                                                  Page

I     Risk Return Summary ......................................     1
      Bar Charts and Performance Tables
         1.  MFS Alabama Municipal Bond Fund ...................     7
         2.  MFS Arkansas Municipal Bond Fund ..................     9
         3.  MFS California Municipal Bond Fund ................    11
         4.  MFS Florida Municipal Bond Fund ...................    13
         5.  MFS Georgia Municipal Bond Fund ...................    15
         6.  MFS Maryland Municipal Bond Fund ..................    17
         7.  MFS Massachusetts Municipal Bond Fund .............    19
         8.  MFS Mississippi Municipal Bond Fund ...............    21
         9.  MFS New York Municipal Bond Fund ..................    23
        10.  MFS North Carolina Municipal Bond Fund ............    25
        11.  MFS Pennsylvania Municipal Bond Fund ..............    27
        12.  MFS South Carolina Municipal Bond Fund ............    29
        13.  MFS Tennessee Municipal Bond Fund .................    31
        14.  MFS Virginia Municipal Bond Fund ..................    33
        15.  MFS West Virginia Municipal Bond Fund .............    35
II    Expense Summary ..........................................    37
III   Certain Investment Strategies and Risks ..................    45
IV    Management of the Funds ..................................    46
V     Description of Share Classes .............................    48
VI    How to Purchase, Exchange and Redeem Shares ..............    53
VII   Investor Services and Programs ...........................    57
VIII  Other Information ........................................    59
IX    Financial Highlights .....................................    66
      Appendix A -- Investment Techniques and Practices ........   A-1
      Appendix B -- Tax Equivalent Yield Tables ................   B-1

  I  RISK RETURN SUMMARY

o   INVESTMENT OBJECTIVE


    The investment objective of each fund is to provide current income exempt from federal income tax and personal income tax, if any, of the state to which its name refers. Each fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT STRATEGIES

    Each fund invests, under normal market conditions, at least 80% of its net assets in municipal securities and participation interests in municipal securities issued by banks, the interest on which is exempt from federal income tax and personal income tax, if any, of the state to which its name refers. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. Although each fund seeks to invest in municipal securities whose income is exempt from federal income tax and state personal income tax in its namesake state (and the Florida intangibles tax in the case of the Florida fund), the interest on certain of these municipal securities may be subject to an alternative tax. For a comparison of yields on Municipal Bonds and taxable securities, see the Tax Equivalent Yield Tables attached as Appendix B to this Prospectus.

      While each fund seeks to invest all its assets in the types of securities described in the preceding paragraph, market conditions may from time to time limit the availability of such obligations. During periods when a fund is unable to invest as described above, the fund will seek to invest its assets in municipal securities that are exempt from federal income tax but are subject to personal income tax in the fund's namesake state. Under normal market conditions, each fund will invest substantially all of its assets in:

        (i) municipal securities rated in one of the top three credit ratings by credit rating agencies (or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS of the adviser), to be of comparable quality);

       (ii) securities of issuers who have securities that are rated in one of the top three credit ratings by credit rating agencies or which are guaranteed by the U.S. government;

      (iii) speculative and lower rated tax-exempt securities;

      (iv) U.S. government securities; and

       (v) commercial paper, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion of assets and cash.

      Speculative securities are securities rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by MFS to be comparable to speculative securities. Lower rated bonds, commonly known as junk bonds, are bonds assigned credit ratings below the four highest credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

      In selecting fixed income investments for each fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including each of the funds) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

      Each fund is a non-diversified mutual fund. This means that each fund may invest a relatively high percentage of its assets in a small number of issuers.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in each fund and the circumstances reasonably likely to cause the value of your investment in a fund to decline are described below. As with any non-money market mutual fund, the share price of a fund will change daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in a fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in each of the funds are:

    o  Municipal Securities Risk

       > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in each fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in a fund's portfolio will generally rise.

       > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of each fund's municipal security investments will affect the volatility of the fund's share price.

       > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

       > General Obligations and Revenue Obligations Risk: Each fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. Each fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects, such as building a hospital, and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

       > Municipal Lease Obligations Risk: Each fund's investments in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When a fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.

    o Concentration Risk: As more fully described below, because each fund concentrates in securities of municipal issuers in its namesake state, certain factors with respect to that state will disproportionately affect the value of the fund's investments, including local economic factors or policy changes, erosion of a state's tax base, or changes in the credit ratings assigned to the state's municipal issuers. Thus, each fund's performance will be closely tied to the economic and political conditions in its namesake state and will be more volatile than the performance of a more geographically diversified fund. The principal economic factors affecting each state are as follows:

       > Alabama: Alabama's economy relies in part on the textile, automobile and forest products industries, which may be affected by cyclical changes. While average per capita income of Alabama residents has improved in recent years, certain areas of Alabama are among the poorest in the nation.

       > Arkansas: The Arkansas economy is reliant in part on the food processing and lumber and wood products industries. Downturns in these industries could adversely affect the state's economy. The limits to growth in Arkansas are primarily related to labor supply shortages and infrastructure constrictions rather than external factors. Arkansas production and wealth prospects could be adversely affected if consumer confidence declines.

       > California: Issuers of California municipal obligations experienced severe financial difficulties in the early 1990's. During that time, California experienced recurring budget deficits. Although California's economy has been recovering, there is no assurance that this will continue. Many municipal issuers depend upon real property taxes as a source of revenue. Voter-passed initiatives have limited real property taxes. This limit and other voter-passed initiatives also make it difficult for California to balance its budget. For example, the state and local governments are subject to limits on spending. In addition, California is required to guarantee a minimum level of spending on public education.

       > Florida: Florida does not impose an individual income tax on Florida residents. This could affect Florida's ability to pay principal and interest in a timely manner, if an economic downswing occurs. Florida's economy is heavily dependent on the tourism and construction industries. South Florida is susceptible to economic difficulties from international trade and currency imbalances. North and Central Florida are impacted by damage to agriculture, especially the citrus and sugar industries.

       > Georgia: Georgia's economy relies in part on a large military presence within the state and a significant volume of defense contracting. Should there be a severe decline in defense spending or a large number of military base closings in Georgia, such changes could result in increased unemployment levels within the state.

       > Maryland: Average per capita personal income of Maryland residents ranks as the fifth highest in the nation, and has been so ranked for each of the previous nine years. However, with respect to such personal income, Maryland is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant in Maryland than nationwide.

       > Massachusetts: The Massachusetts economy has shown to be particularly susceptible to downturns in the U.S. economy, and has experienced financial difficulty and high unemployment levels during these downturns. The Massachusetts economy is particularly susceptible to trends in the high-technology, financial services, biotechnology and health care industries.

       > Mississippi: Because Mississippi's economy relies heavily on the manufacturing and service industries, its economy is sensitive to trends in those industries. Also, Mississippi's financial strength in recent years is partially the result of substantial growth in the gaming and tourism industries and is therefore subject to changes in those industries. While Mississippi's financial condition has improved, it still ranks last among the states in per capita income.

       > New York: Because the fund invests primarily in the securities of New York issuers, its performance may be disproportionately affected by local, state and regional factors. These may include state or local legislation or policy changes, economics, erosion of the city's or state's tax base, natural disasters, and the possibility of credit problems. New York City and certain localities outside New York City have experienced financial problems. These problems may affect the fiscal health of New York State.

       > North Carolina: North Carolina has seen significant growth over the past twenty-five years, including increases in population, labor force, and per capita income. Nonetheless, it remains primarily a rural state. North Carolina's economy consists of a combination of industry, agriculture and tourism.

       > Pennsylvania: Although Pennsylvania has been historically identified as a heavy-industry state, over 82% of total state employment is non-manufacturing employment. Thus, Pennsylvania's economy may be disproportionately affected by economic downturns in non-manufacturing industries. Although Pennsylvania's employment rate and bond ratings are generally above the national median, certain areas within the Commonwealth, particularly those areas that are more heavily reliant on a manufacturing economy, have lower employment rates and bond ratings.

       > South Carolina: South Carolina relies heavily on manufacturing, still largely related to the textile industry. Accordingly, the State's manufacturing economy remains vulnerable to cycles. The State also has initiated an ambitious property tax relief program, though the funding level is determined annually.

       > Tennessee: Tennessee is facing a large budget deficit for the current year which could lead to financial difficulty for the state. Tennessee is reliant upon tourism and manufacturing for revenue, each of which is sensitive to the strength of the economy as a whole. Tennessee's economic growth has slowed over the past couple of years and has fallen behind the rate of economic growth for the nation.

       > Virginia: The economy of Virginia is significantly dependent on the government sector and could be affected adversely by reductions in defense spending, particularly military base closings.

       > West Virginia: West Virginia's economic indicators are typically below national averages. Although the State's economy continues to diversify, it is sensitive to trends in various industries such as mineral production, manufacturing and tourism. According to the State Treasurer, compared to other states, West Virginia has an average amount of tax-supported debt outstanding.

       o Non-Diversified Status Risk: Because a fund may invest its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Speculative Municipal Securities Risk: Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.

    o Liquidity Risk: The fixed income securities purchased by each fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on a fund's performance.

    o  Lower Rated Municipal Securities Risk

       > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o As with any mutual fund, you could lose money on your investment in a fund.

    An investment in a fund is not a bank deposit and it not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 1.  MFS ALABAMA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART


    The bar chart shows changes in the annual total returns of the fund's class A shares for each calendar year since class A shares were first offered. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                   1991                          11.73%
                   1992                           8.84%
                   1993                          12.58%
                   1994                          (4.74)%
                   1995                          16.08%
                   1996                           3.64%
                   1997                           9.13%
                   1998                           4.95%

    During the period shown in the bar chart, the highest quarterly return was 6.50% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (4.97)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.97%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Alabama tax-exempt municipal bond fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................


                                                1 Year    5 Years     Life*

MFS ALABAMA MUNICIPAL BOND FUND

  Class A shares                                (0.03)%      4.57%     6.96%

  Class B shares                                 0.10        4.43      7.04

Lehman Brothers Municipal Bond Index+**

Average Alabama tax-exempt municipal bond fund++

    ------
* For the period from the commencement of the fund's investment operations on February 1, 1990, through December 31, 1998.
+   Source: CDA/Wiesenberger.
++  Source: Lipper Analytical Services, Inc.
** The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on February 1, 1990 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.


    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

2.  MFS ARKANSAS MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for each calendar year since class A shares were first offered. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                         1993                     12.41%
                         1994                     (6.06)%
                         1995                     14.96%
                         1996                      3.17%
                         1997                      8.98%
                         1998                      4.70%


    During the period shown in the bar chart, the highest quarterly return was 6.45% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.58)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.83%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average other state tax-exempt municipal bond fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................
                                                1 Year    5 Years     Life*

MFS ARKANSAS MUNICIPAL BOND FUND
  Class A shares                                (0.27)%      3.90%     5.80%

  Class B shares                                (0.06)       3.69      5.84

Lehman Brothers Municipal Bond Index+**

Average other state tax-exempt municipal bond fund++

    ------
* For the period from the commencement of the fund's investment operations on February 3, 1992, through December 31, 1998.
+  Source: CDA/Wiesenberger.
++ Source: Lipper Analytical Services, Inc.
** The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on February 3, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 3.  MFS CALIFORNIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for each of the last ten calendar years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                         1989                      9.84%
                         1990                      6.42%
                         1991                     12.34%
                         1992                      9.13%
                         1993                     12.87%
                         1994                     (8.06)%
                         1995                     18.01%
                         1996                      2.93%
                         1997                      9.79%
                         1998                      6.46%

    During the period shown in the bar chart, the highest quarterly return was 7.00% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (6.18)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 1.02%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average California tax-exempt municipal bond fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

    ..........................................................................
                                               1 Year    5 Years  10 Years

    MFS CALIFORNIA MUNICIPAL BOND FUND
      Class A shares                           1.40%      4.45%     7.24%

      Class B shares                           1.60       4.19      7.56
      Class C shares                           4.39       4.43      7.55

    Lehman Brothers Municipal Bond Index+*

    Average California tax-exempt municipal
      bond fund++

    ------
     + Source: CDA/Wiesenberger.
    ++ Source: Lipper Analytical Services, Inc.
     * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.

    The fund commenced investment operations on June 18, 1985 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. This blended class B and class C share performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B and C shares are higher than those of class A shares, this blended class B and C share performance is higher than the performance of class B and C shares would have been had class B and C shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 4.  MFS FLORIDA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for each calendar year since class A shares were first offered. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                         1993                     14.88%
                         1994                     (8.78)%
                         1995                     18.72%
                         1996                      2.12%
                         1997                      8.43%
                         1998                      5.47%

    During the period shown in the bar chart, the highest quarterly return was 7.91% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (7.20)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.62%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Florida tax-exempt municipal bond fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................
                                              1 Year    5 Years     Life*

    MFS FLORIDA MUNICIPAL BOND FUND
      Class A shares                           0.46%      3.80%     6.08%

      Class B shares                           0.64       3.57      6.09

    Lehman Brothers Municipal Bond Index+**

    Average Florida tax-exempt municipal
      bond fund++

    ------
     * For the period from the commencement of the fund's investment operations on February 3, 1992, through December 31, 1998.
     + Source: CDA/Wiesenberger.
    ++ Source: Lipper Analytical Services, Inc.
    ** The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on February 3, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 5.  MFS GEORGIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for each of the last ten calendar years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                         1989                      9.07%
                         1990                      6.24%
                         1991                     12.33%
                         1992                      8.12%
                         1993                     12.83%
                         1994                     (6.88)%
                         1995                     15.86%
                         1996                      2.38%
                         1997                     10.02%
                         1998                      5.07%

    During the period shown in the bar chart, the highest quarterly return was 6.41% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (6.20)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.55%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Georgia tax-exempt municipal bond fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

    ..........................................................................
                                                1 Year    5 Years  10 Years

     MFS GEORGIA MUNICIPAL BOND FUND
       Class A shares                            0.08%      3.99%     6.80%

       Class B shares                            0.29       3.84      6.88

     Lehman Brothers Municipal Bond Index+*

     Average Georgia tax-exempt municipal
      bond fund++

    ------
     + Source: CDA/Wiesenberger.
    ++ Source: Lipper Analytical Services, Inc.
     * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on June 6, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 6.  MFS MARYLAND MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for each of the last ten calendar years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                         1989                      8.99%
                         1990                      6.33%
                         1991                     10.67%
                         1992                      7.21%
                         1993                     10.39%
                         1994                     (6.12)%
                         1995                     15.12%
                         1996                      2.70%
                         1997                      9.22%
                         1998                      5.35%

    During the period shown in the bar chart, the highest quarterly return was 6.73% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.92)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.28%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Maryland tax-exempt municipal bond fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

    ..........................................................................
                                               1 Year    5 Years  10 Years

     MFS MARYLAND MUNICIPAL BOND FUND
       Class A shares                          0.34%      4.00%     6.32%

       Class B shares                          0.67       3.96      6.44

     Lehman Brothers Municipal Bond Index+*

     Average Maryland tax-exempt municipal
      bond fund++

    ------
     + Source: CDA/Wiesenberger.
    ++ Source: Lipper Analytical Services, Inc.
     * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 7.  MFS MASSACHUSETTS MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for each of the last ten calendar years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                         1989                      8.01%
                         1990                      6.50%
                         1991                     12.39%
                         1992                      8.51%
                         1993                     11.20%
                         1994                     (5.65)%
                         1995                     16.04%
                         1996                      2.77%
                         1997                      8.87%
                         1998                      4.89%

    During the period shown in the bar chart, the highest quarterly return was 6.41% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.18)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.85%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Massachusetts tax-exempt municipal bond fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................
                                               1 Year    5 Years  10 Years

     MFS MASSACHUSETTS MUNICIPAL BOND FUND
       Class A shares                          (0.09)%      4.12%     6.68%

       Class B shares                           0.22        4.10      6.82

     Lehman Brothers Municipal Bond Index+*

     Average Massachusetts tax-exempt
      municipal bond fund++

    ------
     + Source: CDA/Wiesenberger.
    ++ Source: Lipper Analytical Services, Inc.
     * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on April 9, 1985 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 8.  MFS MISSISSIPPI MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for each calendar year since class A shares were first offered. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                         1993                     13.13%
                         1994                     (7.14)%
                         1995                     17.96%
                         1996                      3.55%
                         1997                      9.52%
                         1998                      6.13%

    During the period shown in the bar chart, the highest quarterly return was 7.25% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (6.12)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.64%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average other state tax-exempt municipal bond fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................
                                               1 Year    5 Years     Life*

     MFS MISSISSIPPI MUNICIPAL BOND FUND
       Class A shares                           1.08%      4.66%     5.59%

       Class B shares                           1.31       4.49      5.65

     Lehman Brothers Municipal Bond Index+**

     Average other state tax-exempt municipal bond fund++

    ------
     * For the period from the commencement of the fund's investment operations on August 6, 1992, through December 31, 1998.
     + Source: CDA/Wiesenberger.
    ++ Source: Lipper Analytical Services, Inc.
    ** The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on August 6, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

 9.  MFS NEW YORK MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for each of the last ten calendar years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                         1989                      9.72%
                         1990                      6.04%
                         1991                     13.66%
                         1992                      9.84%
                         1993                     13.23%
                         1994                     (6.14)%
                         1995                     16.79%
                         1996                      2.67%
                         1997                      9.99%
                         1998                      5.53%

    During the period shown in the bar chart, the highest quarterly return was 6.65% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.60)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.67%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average New York tax-exempt municipal bond fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................
                                                1 Year    5 Years  10 Years

     MFS NEW YORK MUNICIPAL BOND FUND
       Class A shares                            0.52%      4.47%     7.42%

       Class B shares                            0.75       4.31      7.49

     Lehman Brothers Municipal Bond Index+*

     Average New York tax-exempt municipal bond fund++

    ------
     + Source: CDA/Wiesenberger.
    ++ Source: Lipper Analytical Services, Inc.
     * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on June 6, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

10.  MFS NORTH CAROLINA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for each of the last ten calendar years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                         1989                      9.12%
                         1990                      6.34%
                         1991                     10.97%
                         1992                      7.03%
                         1993                     10.78%
                         1994                     (6.35)%
                         1995                     16.26%
                         1996                      3.48%
                         1997                      9.01%
                         1998                      4.94%

    During the period shown in the bar chart, the highest quarterly return was 6.95% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.38)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.60%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average North Carolina tax-exempt municipal bond fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................
                                                1 Year      5 Years   10 Years

     MFS NORTH CAROLINA MUNICIPAL BOND FUND
       Class A shares                           (0.04)%      4.19%     6.48%

       Class B shares                            0.27        4.13      6.60
       Class C shares                            3.27        4.49      6.64

     Lehman Brothers Municipal Bond Index+*

     Average North Carolina tax-exempt
       municipal bond fund++

    ------
     + Source: CDA/Wiesenberger.
    ++ Source: Lipper Analytical Services, Inc.
     * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. This blended class B and class C share performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B and C shares are higher than those of class A shares, this blended class B and C share performance is higher than the performance of class B and C shares would have been had class B and C shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

11.  MFS PENNSYLVANIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for each calendar year since class A shares were first offered. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                         1994                     (7.05)%
                         1995                     16.86%
                         1996                      2.97%
                         1997                     10.07%
                         1998                      6.31%

    During the period shown in the bar chart, the highest quarterly return was 7.39% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (7.70)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.81%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Pennsylvania tax-exempt municipal bond fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................
                                                   1 Year    5 Years     Life*

     MFS PENNSYLVANIA MUNICIPAL BOND FUND
       Class A shares                               1.26%      4.51%     5.58%

       Class B shares                               1.47       4.35      5.54

     Lehman Brothers Municipal Bond Index+**

     Average Pennsylvania tax-exempt municipal bond fund++

    ------
    * For the period from the commencement of the fund's investment operations on February 1, 1993, through December 31, 1998.
    +  Source: CDA/Wiesenberger.
    ++ Source: Lipper Analytical Services, Inc.
    ** The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on February 1, 1993 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

12.  MFS SOUTH CAROLINA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for each of the last ten calendar years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                         1989                      9.09%
                         1990                      6.38%
                         1991                     11.22%
                         1992                      7.55%
                         1993                     11.78%
                         1994                     (5.67)%
                         1995                     15.90%
                         1996                      2.82%
                         1997                      9.01%
                         1998                      4.87%

    During the period shown in the bar chart, the highest quarterly return was 6.93% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.67)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.48%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average South Carolina tax-exempt municipal bond fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................
                                                   1 Year    5 Years  10 Years

     MFS SOUTH CAROLINA MUNICIPAL BOND FUND
       Class A shares                              (0.12)%    4.13%    6.63%

       Class B shares                               0.11      4.07     6.74

     Lehman Brothers Municipal Bond Index+*

     Average South Carolina tax-exempt municipal bond fund++

    ------
     + Source: CDA/Wiesenberger.
    ++ Source: Lipper Analytical Services, Inc.
     * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

13.  MFS TENNESSEE MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for each of the last ten calendar years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                         1989                      9.76%
                         1990                      6.35%
                         1991                     10.52%
                         1992                      8.25%
                         1993                     10.78%
                         1994                     (4.08)%
                         1995                     14.80%
                         1996                      2.87%
                         1997                      9.82%
                         1998                      5.13%

    During the period shown in the bar chart, the highest quarterly return was 5.82% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (4.11)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.71%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Tennessee tax-exempt municipal bond fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................
                                                1 Year    5 Years  10 Years

     MFS TENNESSEE MUNICIPAL BOND FUND
       Class A shares                           0.13%      4.49%     6.78%

       Class B shares                           0.46       4.45      6.89

     Lehman Brothers Municipal Bond Index+*

     Average Tennessee tax-exempt municipal
       bond fund++

    ------
     + Source: CDA/Wiesenberger.
    ++ Source: Lipper Analytical Services, Inc.
     * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on August 12, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

14.  MFS VIRGINIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for each of the last ten calendar years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                         1989                      9.39%
                         1990                      6.79%
                         1991                     10.97%
                         1992                      7.42%
                         1993                     10.96%
                         1994                     (6.68)%
                         1995                     16.73%
                         1996                      1.71%
                         1997                      8.85%
                         1998                      5.03%

    During the period shown in the bar chart, the highest quarterly return was 6.69% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.77)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.56%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average Virginia tax-exempt municipal bond fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................
                                                1 Year    5 Years  10 Years

     MFS VIRGINIA MUNICIPAL BOND FUND
       Class A shares                            0.04%     3.83%     6.43%

       Class B shares                            0.36      3.81      6.55
       Class C shares                            3.35      4.13      6.58

     Lehman Brothers Municipal Bond Index+*

     Average Virginia tax-exempt municipal
      bond fund++

    ------
     + Source: CDA/Wiesenberger.
    ++ Source: Lipper Analytical Services, Inc.
     * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994. Class B and class C share performance includes the performance of the fund's class A shares for periods prior to the offering of class B and class C shares. This blended class B and class C share performance has been adjusted to take into account the CDSC applicable to class B and class C shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B and C shares are higher than those of class A shares, this blended class B and C share performance is higher than the performance of class B and C shares would have been had class B and C shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

15.  MFS WEST VIRGINIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares for each of the last ten calendar years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                         1989                      9.25%
                         1990                      7.01%
                         1991                     10.96%
                         1992                      7.84%
                         1993                     11.89%
                         1994                     (5.30)%
                         1995                     14.99%
                         1996                      3.38%
                         1997                      8.66%
                         1998                      4.84%

    During the period shown in the bar chart, the highest quarterly return was 6.12% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.26)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.69%.

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compares to a broad measure of market performance and the average other state tax-exempt municipal bond fund and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998
    ..........................................................................
                                                  1 Year    5 Years  10 Years

     MFS WEST VIRGINIA MUNICIPAL BOND FUND
       Class A shares                             (0.14)%    4.08%    6.70%

       Class B shares                              0.17      4.04     6.81

     Lehman Brothers Municipal Bond Index+*

     Average other state tax-exempt municipal bond fund++

    ------
     + Source: CDA/Wiesenberger.
    ++ Source: Lipper Analytical Services, Inc.
     * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based index comprised of 8,000 actual bonds (with no floating or zero coupons) which are investment-grade, fixed-rate bonds with long-term maturities (greater than two years).

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993. Class B share performance includes the performance of the fund's class A shares for periods prior to the offering of class B shares. This blended class B share performance has been adjusted to take into account the CDSC applicable to class B shares, rather than the initial sales charge (load) applicable to class A shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class B shares are higher than those of class A shares, this blended class B share performance is higher than the performance of class B shares would have been had class B shares been offered for the entire period.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

  -------------------
  II  EXPENSE SUMMARY
  -------------------

o   EXPENSE TABLE


    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of one of the funds.

    SHAREHOLDER FEES APPLICABLE TO EACH FUND (fees paid directly from your investment)
    ............................................................................
                                                   CLASS A    CLASS B   CLASS C
     Maximum Sales Charge (Load)
     Imposed on Purchases (as a percentage
     of offering price).........................    4.75%      0.00%     0.00%

     Maximum Deferred Sales Charge (Load)
     (as a percentage of original purchase
     price or redemption proceeds, whichever
     is less) .................................. See Below(1)  4.00%     1.00%

    ANNUAL FUND OPERATING EXPENSES OF CLASS A FOR EACH FUND
    (expenses that are deducted from fund assets)
    ..........................................................................................................................
                                                     ALABAMA         ARKANSAS       CALIFORNIA         FLORIDA        GEORGIA
                                                      FUND             FUND            FUND              FUND           FUND
                                                     ------           ------          ------            ------         ------
    Management Fees .............................      0.55%            0.55%           0.55%             0.55%          0.55%
    Distribution and Service (12b-1) Fees(2) ....      0.25%            0.10%           0.10%             0.00%          0.25%
    Other Expenses (3) ..........................      0.26%            0.23%           0.21%             0.25%          0.28%
                                                     ------           ------          ------            ------         ------

    Total Annual Fund Operating Expenses ........      1.06%            0.88%           0.86%             0.80%          1.08%
      Fee Waiver and/or Expense Reimbursement(4) ..  (0.15)%          (0.15)%         (0.35)%           (0.15)%        (0.15)%
      Net Expenses ................................    0.91%            0.73%           0.51%             0.65%          0.93%

                                                    MARYLAND      MASSACHUSETTS    MISSISSIPPI         NEW YORK   NORTH CAROLINA
                                                      FUND             FUND            FUND              FUND           FUND
                                                     ------           ------          ------            ------         ------
    Management Fees .............................      0.55%            0.55%           0.55%             0.55%          0.55%
    Distribution and Service (12b-1) Fees(2) ....      0.35%            0.35%           0.00%             0.25%          0.35%
    Other Expenses (3) ..........................      0.24%            0.21%           0.29%             0.24%          0.19%
                                                     ------           ------          ------            ------         ------

      Total Annual Fund Operating Expenses ......      1.14%            1.11%           0.84%             1.04%          1.09%
      Fee Waiver and/or Expens Reimbursement(4) .    (0.15)%          (0.15)%         (0.15)%           (0.15)%        (0.15)%
                                                     ------           ------          ------            ------         ------
      Net Expenses ..............................      0.99%            0.96%           0.69%             0.89%          0.94%

                                                  PENNSYLVANIA    SOUTH CAROLINA    TENNESSEE          VIRGINIA    WEST VIRGINIA
                                                      FUND             FUND            FUND              FUND           FUND
                                                     ------           ------          ------            ------         ------
    Management Fees .............................      0.55%            0.55%           0.55%             0.55%          0.55%
    Distribution and Service (12b-1) Fees(2) ....      0.00%            0.35%           0.35%             0.35%          0.35%
    Other Expenses (3) ..........................      0.40%            0.23%           0.23%             0.20%          0.23%
                                                     ------           ------          ------            ------         ------

    Total Annual Fund Operating Expenses ........      0.95%            1.13%           1.13%             1.10%          1.13%
      Fee Waiverand/or Expense Reimbursement(4) .    (0.55)%          (0.15)%         (0.15)%           (0.15)%        (0.15)%
                                                     ------           ------          ------            ------         ------
      Net Expenses ..............................      0.40%            0.98%           0.98%             0.95%          0.98%

    ANNUAL FUND OPERATING EXPENSES OF CLASS B FOR EACH FUND
    (expenses that are deducted from fund assets)
    ..........................................................................................................................
                                                     ALABAMA         ARKANSAS       CALIFORNIA         FLORIDA        GEORGIA
                                                      FUND             FUND            FUND              FUND           FUND
                                                     ------           ------          ------            ------         ------
    Management Fees .............................      0.55%            0.55%           0.55%             0.55%          0.55%
    Distribution and Service (12b-1) Fees(2) ....      1.00%            0.85%           0.85%             0.80%          1.00%
    Other Expenses (3) ..........................      0.26%            0.23%           0.21%             0.25%          0.28%
                                                     ------           ------          ------            ------         ------

    Total Annual Fund Operating Expenses ........      1.81%            1.63%           1.61%             1.60%          1.83%
      Fee Waiver and/or Expense Reimbursement(4)     (0.15)%          (0.15)%         (0.35)%           (0.15)%        (0.15)%
                                                     ------           ------          ------            ------         ------

      Net Expenses ..............................      1.66%            1.48%           1.26%             1.45%          1.68%

                                                                                                                       NORTH
                                                    MARYLAND       MASSACHUSETTS    MISSISSIPPI        NEW YORK       CAROLINA
                                                      FUND             FUND            FUND              FUND           FUND
                                                     ------           ------          ------            ------         ------
    Management Fees .............................      0.55%            0.55%           0.55%             0.55%          0.55%
    Distribution and Service (12b-1) Fees(2) ....      1.00%            1.00%           0.78%             1.00%          1.00%
    Other Expenses (3) ..........................      0.24%            0.21%           0.29%             0.24%          0.19%
                                                     ------           ------          ------            ------         ------

    Total Annual Fund Operating Expenses ........      1.79%            1.76%           1.62%             1.79%          1.74%
      Fee Waiver and/or Expense Reimbursement(4)     (0.15)%          (0.15)%         (0.15)%           (0.15)%        (0.15)%
                                                     ------           ------          ------            ------         ------
      Net Expenses ..............................      1.64%            1.61%           1.47%             1.64%          1.59%

                                                                      SOUTH                                             WEST
                                                  PENNSYLVANIA       CAROLINA       TENNESSEE          VIRGINIA       VIRGINIA
                                                      FUND             FUND            FUND              FUND           FUND
                                                     ------           ------          ------            ------         ------
    Management Fees .............................      0.55%            0.55%           0.55%             0.55%          0.55%
    Distribution and Service (12b-1) Fees(2) ....      0.78%            1.00%           1.00%             1.00%          1.00%
    Other Expenses (3) ..........................      0.40%            0.23%           0.23%             0.20%          0.23%
                                                     ------           ------          ------            ------         ------

    Total Annual Fund Operating Expenses ........      1.73%            1.78%           1.78%             1.75%          1.78%
      Fee Waiver and/or Expense Reimbursement(4)     (0.55)%          (0.15)%         (0.15)%           (0.15)%        (0.15)%
                                                     ------           ------          ------            ------         ------
      Net Expenses ..............................      1.18%            1.63%           1.63%             1.60%          1.63%

    ANNUAL FUND OPERATING EXPENSES OF CLASS C FOR EACH FUND
    (expenses that are deducted from fund assets)
    ........................................................................................
                                                   CALIFORNIA      NORTH CAROLINA    VIRGINIA
                                                      FUND             FUND            FUND
                                                     ------           ------          ------
    Management Fees .....                              0.55%            0.55%           0.55%
    Distribution and Service (12b-1) Fees(2)           1.00%            1.00%           1.00%
    Other Expenses (3) ....                            0.21%            0.19%           0.20%
                                                     ------           ------          ------

    Total Annual Fund Operating Expenses  ........     1.76%            1.74%           1.75%
      Fee Waiver and/or Expense Reimbursement(4) .   (0.35)%          (0.15)%         (0.15)%
                                                     ------           ------          ------
      Net Expenses ...............................     1.41%            1.59%           1.60%

    ------
(1)  An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in this case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.

(2)  The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
(3)  The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses.
     "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund.


(4)  MFS has contractually agreed to waive its right to receive the management fee to a maximum of 0.20% for the California
     Fund and 0.40% for each other fund annually of such fund's average daily net assets. MFS has contractually agreed, subject to reimbursement, to bear the Pennsylvania Fund's expenses such that "Other Expenses" do not exceed 0.40%
     annually. These contractual fee arrangements will remain in effect until at least August 1, 2000, absent an earlier modification approved by the Board of Trustees which oversees the funds.


o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.


    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o  The fund's operating expenses remain the same.

    Although your actual costs may be higher or lower, under these assumptions your costs would be:


    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS ALABAMA MUNICIPAL BOND FUND

    Class A shares                          $563      $782     $1,018    $1,695
    Class B shares
      Assuming redemption at end of period   569       855      1,166     1,917
      Assuming no redemption                 169       555        966     1,917

    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS ARKANSAS MUNICIPAL BOND FUND

    Class A shares                          $546      $728     $  925    $1,495
    Class B shares
      Assuming redemption at end of period   551       800      1,072     1,719
      Assuming no redemption                 151       500        872     1,719

    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS CALIFORNIA MUNICIPAL BOND FUND

    Class A shares                          $525      $703     $  896    $1,455
    Class B shares
      Assuming redemption at end of period   528       774      1,403     1,680
      Assuming no redemption                 128       474        843     1,680
    Class C shares
      Assuming redemption at end of period   244       520        921     2,044
      Assuming no redemption                 144       520        921     2,044

    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS FLORIDA MUNICIPAL BOND FUND

    Class A shares                          $538      $704     $  884    $1,404
    Class B shares
      Assuming redemption at end of period   548       790      1,057     1,673
      Assuming no redemption                 148       490        857     1,673

    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS GEORGIA MUNICIPAL BOND FUND

    Class A shares                          $565      $788     $1,028    $1,717
    Class B shares
      Assuming redemption at end of period   571       861      1,176     1,939
      Assuming no redemption                 171       561        976     1,939

    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS MARYLAND MUNICIPAL BOND FUND

    Class A shares                          $571      $806     $1,059    $1,783
    Class B shares
      Assuming redemption at end of period   567       849      1,156     1,922
      Assuming no redemption                 167       549        956     1,922

    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS MASSACHUSETTS MUNICIPAL BOND FUND

    Class A shares                          $568      $797     $1,044    $1,750
    Class B shares

      Assuming redemption at end of period   564       840      1,140     1,889
      Assuming no redemption                 164       540        940     1,889

    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS MISSISSIPPI MUNICIPAL BOND FUND

    Class A shares                          $542      $716     $  905    $1,450
    Class B shares
      Assuming redemption at end of period   550       796      1,067     1,700
      Assuming no redemption                 150       496        867     1,700

    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS NEW YORK MUNICIPAL BOND FUND

    Class A shares                          $562      $776     $1,008    $1,673
    Class B shares

      Assuming redemption at end of period   567       849      1,156     1,895
      Assuming no redemption                 167       549        956     1,895

    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS NORTH CAROLINA MUNICIPAL BOND FUND

    Class A shares                          $566      $791     $1,033    $1,728
    Class B shares
      Assuming redemption at end of period   562       833      1,130     1,867
      Assuming no redemption                 162       533        930     1,867
    Class C shares
      Assuming redemption at end of period   262       533        930     2,039
      Assuming no redemption                 162       533        930     2,039

    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS PENNSYLVANIA MUNICIPAL BOND FUND

    Class A shares                          $514      $703     $  907    $1,497
    Class B shares
      Assuming redemption at end of period   520       783      1,070     1,747
      Assuming no redemption                 120       483        870     1,747

    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS SOUTH CAROLINA MUNICIPAL BOND FUND

    Class A shares                          $570      $803     $1,054    $1,772
    Class B shares
      Assuming redemption at end of period   566       846      1,150     1,911
      Assuming no redemption                 166       546        950     1,911

    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS TENNESSEE MUNICIPAL BOND FUND

    Class A shares                          $556      $758     $  977    $1,606
    Class B shares
      Assuming redemption at end of period   551       800      1,072     1,745
      Assuming no redemption                 151       500        872     1,745

    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS VIRGINIA MUNICIPAL BOND FUND

    Class A shares                          $567      $794     $1,039    $1,739
    Class B shares
      Assuming redemption at end of period   563       836      1,135     1,878
      Assuming no redemption                 163       536        935     1,878
    Class C shares
      Assuming redemption at end of period   263       536        935     2,050
      Assuming no redemption                 163       536        935     2,050

    SHARE CLASS                            YEAR 1    YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS WEST VIRGINIA MUNICIPAL BOND FUND

    Class A shares                          $570      $803     $1,054    $1,772
    Class B shares
      Assuming redemption at end of period   566       846      1,150     1,911
      Assuming no redemption                 166       546        950     1,911

  --------------------------------------------
  III  CERTAIN INVESTMENT STRATEGIES AND RISKS
  --------------------------------------------


   Each fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a fund may engage, including the principal investment techniques and practices discussed above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the funds' Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

     In addition, each fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund invests defensively, it may not be able to pursue its investment objective. When such conditions exist the fund may invest up to 50% of its total assets in the following short-term investments:

    o  U.S. government securities; and

    o commercial paper, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion of assets and cash.

   Interest income from these short-term investments will be taxable to shareholders as ordinary income. A fund's defensive investment position may not be effective in protecting its value.

     Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

  ---------------------------
  IV  MANAGEMENT OF THE FUNDS
  ---------------------------

o   INVESTMENT ADVISER

    Massachusetts Financial Services Company (referred to as MFS or the adviser) is each fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS
    organization were approximately $   billion on behalf of approximately
    million investor accounts as of June 30, 1999. As of such date, the MFS
    organization managed approximately $   billion of net assets in equity funds
    and equity portfolios and $ billion of net assets in fixed income funds and
    fixed income portfolios, including $   billion of net assets in municipal
    securities. Approximately $   billion of the assets managed by MFS are
    invested in securities of foreign issuers and foreign denominated securities of U.S. issuers. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to each fund, including portfolio management and trade execution. For these services each fund pays MFS an annual management fee at the rate of 0.55% of such fund's average daily net assets on an annualized basis for the fund's then-current fiscal year end. MFS has agreed to waive its right to receive a portion of this fee as described under "Expense Summary."

o   PORTFOLIO MANAGER

    Christopher J. Mier and Michael L. Dawson are the portfolio managers for the following funds:

    o MFS Alabama Municipal Bond Fund    o MFS Mississippi Municipal Bond Fund
    o MFS Arkansas Municipal Bond Fund   o MFS New York Municipal Bond Fund
    o MFS California Municipal Bond Fund o MFS Pennsylvania Municipal Bond Fund;
    o MFS Florida Municipal Bond Fund      and
    o MFS Maryland Municipal Bond Fund   o MFS Tennessee Municipal Bond Fund
    o MFS Massachusetts Municipal Bond Fund

    Geoffrey L. Schechter and Michael L. Dawson are the portfolio managers for the following funds:

    o MFS South Carolina Municipal Bond Fund o MFS Virginia Municipal Bond Fund;
                                               and
    o MFS North Carolina Municipal Bond Fund o MFS West Virginia Municipal Bond
    o MFS Georgia Municipal Bond Fund          Fund

    Mr. Dawson, a Vice President of the Adviser, has been a portfolio manager of each fund since January 1, 1999. Mr. Dawson has been employed as a portfolio manager with the adviser since September, 1998. Mr. Dawson was employed as a sales representative in the Institutional Sales Group at Fidelity Capital Markets from March, 1997 to May, 1998. From January, 1993 to March, 1997, Mr. Dawson was employed by Goldman Sachs & Co. in the Institutional Sales-Fixed Income Division. Mr. Schechter, a Vice President of the Adviser, became a portfolio manager of each fund referenced above on of May 1, 1999. Mr. Schechter has been employed as a portfolio manager with the Adviser since June, 1993. Mr. Mier, a Senior Vice President of the Adviser, became a portfolio manager of each fund referenced above on May 1, 1999. Mr. Mier has been employed as a portfolio manager with the Adviser since April, 1999. Prior to April, 1999, Mr. Mier was a managing director and portfolio manager in the municipal bond department at Scudder Kemper Investments, Inc.

o   ADMINISTRATOR

    MFS provides each fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each fund for a portion of the costs it incurs in providing these services.


o   DISTRIBUTOR


    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.


o   SHAREHOLDER SERVICING AGENT


    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each fund, for which it receives compensation from each fund.

---------------------------------
  V  DESCRIPTION OF SHARE CLASSES
---------------------------------


    Each fund offers class A and B shares through this prospectus. In addition, the California fund, the North Carolina fund and the Virginia fund offers Class C shares.

o   SALES CHARGES


    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.

o   CLASS A SHARES

    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:


                                               SALES CHARGE* AS PERCENTAGE OF:
                                               -------------------------------


                                                  Offering        Net Amount
    Amount of Purchase                              Price          Invested

    Less than $100,000                               4.75%           4.99%
    $100,000 but less than $250,000                  4.00            4.17
    $250,000 but less than $500,000                  2.95            3.04
    $500,000 but less than $1,000,000                2.20            2.25
    $1,000,000 or more                              None**          None**

    ------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.


    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares. However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase. In addition, purchases made under the following four categories are not subject to an initial sales charge. However, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

    o Investments in class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

       >  the plan had established an account with MFSC; and

       > the sponsoring organization had demonstrated to the satisfaction of MFD that either;

          +  the employer had at least 25 employees; or

          + the total purchases by the retirement plan of class A shares of the MFS Family of Funds (the MFS Funds) would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.

    o Investments in class A shares by certain retirement plans subject to ERISA, if

       > the retirement plan and/or sponsoring organization participates in the MFS Fundamental 401(k) Program or any similar recordkeeping system made available by MFSC (referred to as the MFS participant recordkeeping system);

       >  the plan establishes an account with MFSC on or after July 1, 1996;

       > the total purchases by the retirement plan of class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

       > the plan has not redeemed its class B shares in the MFS Funds in order to purchase class A shares under this category.

    o Investments in class A shares by certain retirement plans subject to ERISA, if

       >  the plan establishes an account with MFSC on or after July 1, 1996;
          and

       > the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds.

          THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND

    o Investments in class A shares by certain retirement plans subject to ERISA, if

       >  the plan establishes an account with MFSC on or after July 1, 1997;

       >  the plan's records are maintained on a pooled basis by MFSC; and

       > the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

o   CLASS B SHARES


    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:
                                                             CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                           SALES CHARGE
    ----------------------------------------------------------------------------

    First                                                           4%
    Second                                                          4%
    Third                                                           3%
    Fourth                                                          3%
    Fifth                                                           2%
    Sixth                                                           1%
    Seventh and following                                           0%


    If you hold class B shares for approximately eight years, they will convert to class A shares of that fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.


o   CLASS C SHARES


    You may purchase class C shares of the California Fund, the North Carolina Fund or the Virginia Fund at net asset value without an initial sales charge, but if you redeem your shares within the first year you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.


o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Three different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class C shares, and purchases of class B shares on or after January 1, 1993, made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    o Purchases of class B shares prior to January 1, 1993 made on any day during a calendar year will age one year at the close of business on December 31 of that year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES


    Each fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee) and up to 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.

      Each Fund's class A, class B and class C distribution and service fees for its current fiscal year are as follows:

                                         CLASS A       CLASS B       CLASS C
                                         -------       -------       ------
    Alabama Fund ...................      0.25%         1.00%
    Arkansas Fund ..................      0.10%         0.85%
    California Fund ................      0.10%         0.85%         1.00%
    Florida Fund ...................      0.00%         0.80%
    Georgia Fund ...................      0.25%         1.00%
    Maryland Fund ..................      0.35%         1.00%
    Massachusetts Fund .............      0.35%         1.00%
    Mississippi Fund ...............      0.00%         0.78%
    New York Fund ..................      0.25%         1.00%
    North Carolina Fund ............      0.35%         1.00%         1.00%
    Pennsylvania Fund ..............      0.00%         0.78%
    South Carolina Fund ............      0.35%         1.00%
    Tennessee Fund .................      0.35%         1.00%
    Virginia Fund ..................      0.35%         1.00%         1.00%
    West Virginia Fund .............      0.35%         1.00%

    For the Florida and Mississippi funds:

    o the 0.25% per annum class A service fee and the 0.10% per annum class A distribution fee will commence on such date or dates as the Trustees of the funds may determine.

    For the Pennsylvania fund:

    o the 0.25% per annum class A service fee will commence when net assets attributable to class A shares first equal or exceed $50 million and payment of the 0.10% per annum class A distribution fee will commence on such date as the Trustees of the fund may determine.

    o except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of class B shares in the first year, payment of the class B service fee will be suspended until such date as its class A service fee first becomes payable.

    For the Arkansas fund:

    o a portion of the class A service fee equal to 0.10% per annum is currently being paid; payment of the remaining portion of the class A service fee and payment of the 0.10% per annum class A distribution fee will commence on such date or dates as the Trustees of the funds may determine.

    For the Alabama, Georgia and New York funds:

    o payment of the 0.10% per annum class A distribution fee will commence on such date or dates as the Trustees of the funds may determine.

    For the Arkansas, Florida and Mississippi funds:

    o except in the case of the 0.25% per annum class B service fee paid by the fund upon the sale of class B shares in the first year, payment of the class B service fee:

    o  is not currently imposed on the Florida and Mississippi funds; and

    o  has been set at 0.10% for the Arkansas fund

    each until such date or dates as the Trustees of the funds may determine.

    For the California fund:

    o a portion of Class A service fee equal to 0.10% per annum is currently being paid; payment of the remaining portion of Class A service fee and payment of the 0.10% per annum Class A distribution fee will commence on such dates as the Trustees of the fund may determine.

    o except in the case of the 0.25% per annum Class B service fee paid by the Fund for the sale of Class B shares in the first year, payment of Class B service fee has been set at 0.10% for the Fund.

  VI  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

    You may purchase, exchange and redeem class A, B and C shares of a fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."


o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances the minimum initial investment is only $50 per account:

    o  if you establish an automatic investment plan;

    o  if you establish an automatic exchange plan; or

    o  if you establish an account under either:

       > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

       >  employer sponsored investment programs.

    The minimum initial investment for IRAs is $250 per account. The maximum investment in class C shares is $1,000,000 per transaction. Class C shares are not available for purchase by any retirement plan qualified under
    Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Fundamental 401(k) Plan.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o  send a check with the returnable portion of your statement;

    o  ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

o   HOW TO EXCHANGE SHARES

    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.


      Exchanges may be subject to certain limitations and are subject to the MFS funds' market timing policies, which are policies designed to protect the funds and their shareholders from the adverse effect of frequent exchanges. These limitations and market timing policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Market Timing Policies." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


o   HOW TO REDEEM SHARES


    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

    REDEEMING DIRECTLY THROUGH MFSC.

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, each fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.


o   OTHER CONSIDERATIONS


    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges is detrimental to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.

    MARKET TIMING POLICIES. The MFS funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS funds define a "market timer" as an individual, or organization acting on behalf of one or more individuals, if:

    o the individual or organization makes during the calendar year either (i) six or more exchange requests among the MFS funds or (ii) three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds; and


    o any one of such exchange requests represents shares equal in value to $1 million or more.

    Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.


      The MFS funds may impose specific limitations on market timers, including:


    o delaying for up to seven days the purchase side of an exchange request by market timers;

    o rejecting or otherwise restricting purchase or exchange requests by market timers; and


    o  permitting exchanges by market timers only into certain MFS funds.


    REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge). If the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC paid; however, your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed. This privilege applies to shares of the MFS money market funds only under certain circumstances.


    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. None of the funds expects to make in-kind distributions, and if a fund does, it will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

  -----------------------------------
  VII  INVESTOR SERVICES AND PROGRAMS
  -----------------------------------


    As a shareholder of a fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in a fund is made through a retirement plan.


o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividends and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividends in cash; capital gain distributions reinvested in additional shares; or

    o  Dividends and capital gain distributions in cash.


    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of that fund. If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


o   PURCHASE AND REDEMPTION PROGRAMS

    For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge:

    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.

    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.

    LETTER OF INTENT (LOI). If you intend to invest $50,000 or more in the MFS funds (including the MFS Fixed Fund) within 13 months, you may buy class A shares of the funds at the reduced sales charge as though the total amount were invested in class A shares in one lump sum. If you intend to invest $1 million or more under this program, the time period is extended to 36 months. If the intended purchases are not completed within the time period, shares will automatically be redeemed from a special escrow account established with a portion of your investment at the time of purchase to cover the higher sales charge you would have paid had you not purchased your shares through this program.

    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.


    FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for a least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored.

  -----------------------
  VIII  OTHER INFORMATION
  -----------------------


o   PRICING OF FUND SHARES


    The price of each class of each fund's shares is based on its net asset value. The net asset value of each class of shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). To determine net asset value, each fund values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the fund if current market values are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.


      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or


    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

o   DISTRIBUTIONS

    Each fund intends to declare daily and pay to its shareholders substantially all of its net income as dividends on a monthly basis. Dividends generally are distributed on the first business day of the following month. Any realized net capital gains are distributed at least annually.

o   FEDERAL TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as a fund qualifies for treatment as a regulated investment company (which each Fund has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

    You may receive three different types of distributions from a fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to both federal income tax at ordinary income tax rates. Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. Some dividends paid in January may be taxable as if they had been paid the previous December.

    The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

    Each fund's distributions of net capital gains or net short-term capital gains will reduce such fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    If you are neither a citizen nor a resident of the U.S., each fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. Each fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to that fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read a fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


    OTHER TAX ISSUES. Exempt-interest dividends that you receive may affect your alternative minimum tax calculation. Also, if you are receiving social security or railroad retirement benefits, your exempt-interest dividends may increase the tax on your benefits. If you borrow money to purchase or carry shares of a fund, your deduction for interest paid on those borrowings will be limited.

o   STATE TAX CONSIDERATIONS

    As long as a fund qualifies for treatment as a regulated investment company, it will not need to pay Massachusetts income or corporate excise tax.

    Your distributions from a fund, including exempt-interest dividends, will generally be subject to state income tax if you live in a state other than the state to which the fund is targeted.

    If you redeem, sell or exchange shares of a fund, you will normally need to take your resulting gain or loss into account in computing your state income tax.

    The following discussion for each fund is very general and is directed at shareholders who are residents of the namesake state. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

    ALABAMA FUND:
    If the fund meets certain requirements of Alabama law, dividends that you receive from the fund that meet those requirements will be exempt from Alabama personal income tax. The fund will provide information to you annually regarding the percentage of your dividends that meet the requirements to be tax-exempt. Distributions resulting from capital gains on qualifying fund investments and from all income and gains from fund investments that do not qualify will be subject to Alabama personal income tax.

    If you sell shares of the fund, capital gains are taxable and capital losses may be deductible. You cannot deduct interest paid on money you borrow to buy or hold shares of the fund.

    ARKANSAS FUND:
    Distributions of interest that you receive from obligations of the State of Arkansas or the United States or its possessions are exempt from Arkansas income tax. This exemption was confirmed by the Department of Finance and Administration in a letter ruling dated December 13, 1991 addressed to counsel to the fund.

    In determining your Arkansas income tax liabilities, you must account for capital gain distributions you receive from the fund and for capital gains and losses that you realize redemptions, sales or exchanges of shares of the fund.

    CALIFORNIA FUND:
    If the fund meets certain conditions, you will be able to exclude from income, for California personal income tax purposes, dividends received from the fund which are derived from income from "California exempt- interest securities." California exempt-interest securities are municipal obligations held by the fund that, if held by an individual, would pay interest which is exempt from California taxation. The conditions that the fund must meet include a requirement that the fund continue to qualify as a regulated investment company, a requirement that at the close of each quarter of its taxable year, at least 50% of the fund's assets be invested in California exempt-interest securities, and a requirement that the dividends ("California exempt-interest dividends") be designated as such by the fund by written notice to sharholders within 60 days after the close of the fund's fiscal year. Other distributions you receive from the fund to California residents will be subject to California personal income tax, whether or not such dividends are reinvested. Interest on indebtedness incurred or continued in connection with the purchase or carry of shares of the fund will not be deductible for California personal income tax purposes.

    FLORIDA FUND:
    Florida does not impose an individual income tax on Florida residents.

    Florida does impose a tax on intangible personal property owned, managed, or controlled by Florida residents. Fund shares owned by Florida residents will be exempt from the Florida intangible personal property tax only if:

    o As of January 1 of each year the fund's portfolio consists solely of assets that are exempt from the Florida intangible personal property tax, such as State of Florida tax exempt securities and U.S. Government securities.

    In order to take advantage of the exemption from the intangible personal property tax, the fund in normal circumstances intends to sell any non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to January 1. Therefore, your shares should normally be exempt from the Florida intangible personal property tax. However, there are likely to be transaction costs involved in restructuring the portfolio in this manner. These transaction costs may reduce the fund's investment return and exceed any increased investment return the fund achieved by investing in non-exempt assets during the year.

    GEORGIA FUND:
    Under existing laws, you will not be subject to Georgia income tax on distributions on shares of the fund if those distributions constitute exempt-interest dividends for federal income tax purposes that are derived from interest on debt obligations issued by or on behalf of the State of Georgia or its political subdivisions. This treatment also will apply to dividends on shares of the fund that are derived from interest on debt obligations issued by territories or possessions of the United States where federal law provides an exemption from state income taxation. Generally you will, however, be subject to Georgia income tax on distributions that are derived from gains on sales of debt obligations by the fund.

    MARYLAND FUND:
    Under existing Maryland law, distributions that you receive from the fund are generally not subject to Maryland State or local taxes provided that tax distributions are exemption-interest dividends for federal income tax purposes and are attributable to i) interest on Maryland tax-exempt obligations, ii) interest on obligations of the United States, iii) interest on obligations of possessions or territories of the United States, iv) gains from the disposition of Maryland tax-exempt obligations, and v) gains from the disposition of obligations of the United States. However, interest on certain Maryland tax-exempt obligations which are qualified private activity bonds constitutes a tax preference, and 50% of any distributions of the fund attributable to interest from such private activity bonds may be subject to Maryland state and local income taxes. All of your other income from the fund and gains from the redemption or sale of your shares of the fund will generally be subject to Maryland individual income tax.

    MASSACHUSETTS FUND:
    As long as the fund qualifies for treatment as a regulated investment company, it will not need to pay Massachusetts income or corporate excise tax.

    Your distributions from the fund, including exempt-interest dividends, will generally be subject to state income tax if you live in a state other than Massachusetts.

    If you redeem, sell or exchange shares of the fund, you will normally need to take your resulting gain or loss into account in computing your state income tax.

    Most of your distributions from the fund will be exempt from Massachusetts personal income tax. A portion of your exempt-interest dividends will be subject to Massachusetts tax if the fund invests in municipal securities of other states. Ordinary dividends that are attributable to interest on U.S. government securities will be exempt from Massachusetts personal income tax. A portion of capital gain dividends may also be exempt depending on the municipal securities in which the fund invests. You will receive a statement each January or February showing which distributions are subject to Massachusetts income tax and which are exempt.

    Companies that pay Massachusetts corporate excise tax will generally need to pay tax on include all distributions from the fund in calculating the income measure of the tax. Companies generally will not include distributions in calculating their sales factors.

    If you borrow money to purchase or carry shares of the fund, any deduction you would normally take for interest paid on those borrowings will be limited. This is true even for companies that have to pay corporate excise tax on distributions from the fund.

    MISSISSIPPI FUND:
    You will not have to pay Mississippi income taxes on distributions you receive from the fund to the extent that the interest you receive by the fund on government obligations is itself exempt from Mississippi income tax. Any other distributions you receive from the fund will be subject to Mississippi income taxes.

    NEW YORK FUND:
    Under existing New York laws, you will not be subject to New York State or New York City personal income taxes on the fund's dividends to the extent that such dividends qualify as exempt-interest dividends for federal income tax purposes and represent interest income attributable to obligations of the State of New York and its political subdivisions, or certain other obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of The Commonwealth of Puerto Rico. To the extent you receive distributions from the fund that are derived from other income, including long-term or short-term capital gains, such distributions will not be exempt from New York State or New York City personal income tax.

    Fund dividends are not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions.

    Any capital gains or losses you realize upon a redemption, sale or exchange of your shares in the fund will be required to be taken into account for New York State personal income tax purposes, if you are a New York State resident, and for New York City personal income tax purposes, if you are a resident of New York City.

    You should also note that interest you incur to purchase or retain shares of the fund will not be deductible for New York State or New York City personal income tax purposes.

    NORTH CAROLINA FUND:
    Your income from the fund will not be subject to North Carolina individual income tax to the extent that the income is attributable to (i) interest earned on obligations that are tax-exempt for both federal and North Carolina income tax purposes, (ii) interest earned on direct obligations of the United States, or (iii) capital gains from the sale by the fund of an obligation the profit from which is exempt from North Carolina individual income tax. All of your other income from the fund and gains from the redemption or sale of your shares of the fund generally will be subject to North Carolina individual income tax.

    PENNSYLVANIA FUND:
    You will not be subject to personal income tax on the fund's distribution of income and gains arising from most state and federal obligations. However, you will be subject to tax on the fund's distributions from any other sources including capital gain distributions. Residents of Philadelphia will not be subject to the Philadelphia School District Investment Net Income Tax on the fund's distributions from most state and federal obligations. Corporate shareholders will not be subject to corporate net income tax on the fund's interest distributions arising from most state and federal obligations if such distributions are not included in the corporation's Federal taxable income determined before net operating loss carryovers and special deductions.

    SOUTH CAROLINA FUND:

    You will not be subject to personal income tax on the fund's distribution of income and gains arising from most state and federal obligations. However, any capital gains distributed by the fund, or gains realized by a shareholder from a redemption or sale of shares of the fund, will be subject to South Carolina income taxation.

    In addition, because your shares of the fund are considered intangible personal property, the shares are exempt from any and all ad valorem taxation in South Carolina.

    You should also note that interest you incur to purchase or retain shares of the fund generally will not be deductible for South Carolina income tax purposes.

    TENNESSEE FUND:
    Your income from the fund will not be subject to Tennessee individual income tax, also known as the Hall Income Tax, to the extent that the income is attributable to interest earned on obligations of (i) Tennessee or any county, municipality, or political subdivision of Tennessee or (ii) the United States government or any agency or instrumentality of the United States. The administrative position of the Tennessee Department of Revenue is that your income from the fund also will not be subject to Tennessee indivdual income tax to the extent that the income is attributable to capital gains from the sale by the fund of any of those obligations. All of your other income from the fund generally will be subject to Tennessee individual income tax.

    VIRGINIA FUND:
    Your income from the fund will not be subject to Virginia individual income tax to the extent that the income is attributable to interest earned on either (i) obligations that are tax-xempt for both federal and Virginia income tax purposes or (ii) direct obligations of the United States. All of your other income from the fund and gains from the redemption or sale of your shares of the fund generally will be subject to Virginia individual income tax.

    WEST VIRGINIA FUND:
    The West Virginia Department of Tax and Revenue has created a list of obligations of the United States and its possessions and of West Virginia which, when invested in by an investor, do not create West Virginia Personal Income Tax liability for interest or dividend income.

    As long as the fund qualifies as a regulated investment company distributions you receive from the fund are not subject to West Virginia Personal Income Tax provided that the income is attributable to obligations which appear on the Department's list.

o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have similar investment goals and principal investment policies and risks similar to a fund, and which may be managed by the fund's portfolio manager(s). While each fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   YEAR 2000 READINESS DISCLOSURE

    Each fund could be adversely affected if the computer systems used by MFS, the fund's other service providers or the companies in which the fund invests do not properly process date-related information from and after January 1, 2000. MFS recognizes the importance of the Year 2000 issue and, to address Year 2000 compliance, created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management. The Office, with the help of external consultants, is responsible for overall coordination, strategy formulation, communications and issue resolution with respect to Year 2000 issues. While MFS systems will be tested for Year 2000 readiness before the turn of the century, there are significant systems interdependencies in the domestic and foreign markets for securities, the business environments in which companies held by each fund operate and in MFS' own business environment. MFS has been working with each fund's other service providers to identify and respond to potential problems with respect to Year 2000 readiness and to develop contingency plans. Year 2000 readiness is also one of the factors considered by MFS in its ongoing assessment of companies in which each fund invests. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on a fund.


o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS


    To avoid sending duplicate copies of materials to households, only one copy of a fund's annual and semiannual report will be mailed to shareholders having the same residential address on a fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports be sent personally to that shareholder.

----------------------------
  IX  FINANCIAL HIGHLIGHTS
----------------------------


    The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years, or, if a fund has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions). This information has been audited by each fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's annual report to shareholders. The funds' annual report is available upon request by contacting MFS Service Center, Inc. (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Deloitte & Touche LLP.


ALABAMA FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 10.80           $ 10.48          $ 10.52         $ 10.34         $ 10.27
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.54           $  0.55          $  0.56         $  0.55         $  0.56
 Net realized and unrealized gain (loss) on
 investments                                         (0.01)             0.45             0.04            0.18            0.09
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.53           $  1.00          $  0.60         $  0.73         $  0.65
                                                   -------           -------          -------         -------         -------
Less distributions declared to shareholders --
 From net investment income                        $ (0.54)          $ (0.55)         $ (0.55)        $ (0.55)        $ (0.55)
 From net realized gain on investments               (0.03)            (0.13)           (0.09)           --              --
 In excess of net realized gain on
 investments                                          --                --               --              --             (0.03)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.57)          $ (0.68)         $ (0.64)        $ (0.55)        $ (0.58)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $ 10.76           $ 10.80          $ 10.48         $ 10.52         $ 10.34
                                                   =======           =======          =======         =======         =======
Total return(+)                                      5.03%             9.72%            5.82%           7.13%           6.51%
Ratios (to average net assets)/Supplemental
data(S):
 Expenses##                                          0.95%             1.04%            1.10%           1.14%           1.15%
 Net investment income                               5.04%             5.12%            5.28%           5.18%           5.47%
Portfolio turnover                                     23%               21%              22%             37%             30%
Net assets at end of period (000 omitted)          $73,851           $75,538          $76,928         $82,484         $83,805

----------
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                         $ 0.53            $ 0.54            --             $ 0.54          $ 0.55
      Ratios (to average net assets):
      Expenses##                                     1.07%             1.11%            --              1.24%           1.25%
      Net investment income                          4.92%             5.05%            --              5.08%           5.37%


ALABAMA FUND
 .............................................................................................................................
                                                                              YEAR ENDED MARCH 31,
                                                   --------------------------------------------------------------------------
                                                          1999             1998            1997           1996        1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 10.80           $10.48           $10.52          $10.34          $10.27
                                                   -------           ------           ------          ------          ------
Income from investment operations# --
 Net investment income(S)                          $  0.46           $ 0.47           $ 0.47          $ 0.46          $ 0.47
 Net realized and unrealized gain (loss) on
 investments                                         (0.01)            0.45             0.04            0.18            0.09
                                                   -------           ------           ------          ------          ------
 Total from investment operations                  $  0.45           $ 0.92           $ 0.51          $ 0.64          $ 0.56
                                                   -------           ------           ------          ------          ------
Less distributions declared to shareholders --
 From net investment income                        $ (0.46)          $(0.47)          $(0.47)         $(0.46)         $(0.46)
 From net realized gain on investments               (0.03)           (0.13)           (0.08)           --              --
 In excess of net realized gain on investments        --               --               --              --             (0.03)
                                                   -------           ------           ------          ------          ------
 Total distributions declared to shareholders      $ (0.49)          $(0.60)          $(0.55)         $(0.46)         $(0.49)
                                                   -------           ------           ------          ------          ------
Net asset value -- end of period                   $ 10.76           $10.80           $10.48          $10.52          $10.34
                                                   =======           ======           ======          ======          ======
Total return                                         4.25%            8.91%            4.98%           6.25%           5.64%
Ratios (to average net assets)/Supplemental
data(S):
 Expenses##                                          1.69%            1.79%            1.90%           1.96%           1.97%
 Net investment income                               4.29%            4.36%            4.48%           4.34%           4.63%
Portfolio turnover                                     23%              21%              22%             37%             30%
Net assets at end of period (000 omitted)          $11,452           $8,074           $7,281          $6,139          $4,396

----------
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.45           $ 0.46             --              --              --
      Ratios (to average net assets):
        Expenses##                                   1.81%            1.86%             --              --              --
        Net investment income                        4.17%            4.29%             --              --              --


ARKANSAS FUND
 ..............................................................................................................................
                                                                         YEAR ENDED MARCH 31,
                                                   ---------------------------------------------------------------------------
                                                      1999               1998             1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $  10.18          $   9.72         $   9.75        $   9.66        $   9.69
                                                   --------          --------         --------        --------        --------
Income from investment operations# --
 Net investment income(S)                          $   0.50          $   0.50         $   0.50        $   0.50        $   0.53
 Net realized and unrealized gain (loss)
  on investments                                      (0.04)             0.46            (0.03)           0.09            0.02
                                                   --------          --------         --------        --------        --------
 Total from investment operations                  $   0.46          $   0.96         $   0.47        $   0.59        $   0.55
                                                   --------          --------         --------        --------        --------
Less distributions declared to
shareholders --
 From net investment income                        $  (0.50)         $  (0.50)        $  (0.50)       $  (0.50)       $  (0.53)
 In excess of net investment income                    --               (0.00)+           --              --              --
 In excess of net realized gain on
  investments                                          --                --               --              --             (0.05)
                                                   --------          --------         --------        --------        --------
 Total distributions declared to
shareholders                                       $  (0.50)         $  (0.50)        $  (0.50)       $  (0.50)       $  (0.58)
                                                   --------          --------         --------        --------        --------
Net asset value -- end of period                   $  10.14          $  10.18         $   9.72        $   9.75        $   9.66
                                                   ========          ========         ========        ========        ========
Total return(+)                                       4.60%            10.06%            4.87%           6.19%           5.90%
    Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                           0.77%             0.85%            0.92%           0.93%           0.75%
 Net investment income                                4.92%             4.97%            5.14%           5.10%           5.51%
Portfolio turnover                                      12%               15%               9%              6%             24%
Net assets at end of period (000
omitted)                                           $124,644          $134,072         $144,263        $172,907        $187,105
    ----------
+   Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $   0.49          $   0.49             --              --          $   0.52
      Ratios (to average net assets):
        Expenses##                                    0.89%             0.92%             --              --             0.82%
        Net investment income                         4.80%             4.90%             --              --             5.43%



ARKANSAS FUND
 ............................................................................................................................
                                                                              YEAR ENDED MARCH 31,
                                                   -------------------------------------------------------------------------
                                                      1999             1998             1997            1996            1995
----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 10.18           $ 9.72           $ 9.75          $ 9.65          $ 9.69
                                                   -------           ------           ------          ------          ------
Income from investment operations# --
 Net investment income(S)                          $  0.43           $ 0.42           $ 0.42          $ 0.42          $ 0.42
 Net realized and unrealized gain (loss) on
 investments                                         (0.04)            0.46            (0.03)           0.10            0.01
                                                   -------           ------           ------          ------          ------
 Total from investment operations                  $  0.39           $ 0.88           $ 0.39          $ 0.52          $ 0.43
                                                   -------           ------           ------          ------          ------
Less distributions declared to shareholders --
 From net investment income                        $ (0.43)          $(0.42)          $(0.42)         $(0.42)         $(0.42)
 In excess of net investment income                   --               0.00+            --              --              --
 In excess of net realized gain on investments        --               --               --              --             (0.05)
                                                   -------           ------           ------          ------          ------
 Total distributions declared to shareholders      $ (0.43)          $(0.42)          $(0.42)         $(0.42)         $(0.47)
                                                   -------           ------           ------          ------          ------
Net asset value -- end of period                   $ 10.14           $10.18           $ 9.72          $ 9.75          $ 9.65
                                                   =======           ======           ======          ======          ======
Total return                                         3.91%            9.18%            4.05%           5.43%           4.67%
Ratios (to average net assets)/Supplemental
data(S):
 Expenses##                                          1.43%            1.65%            1.71%           1.76%           1.84%
 Net investment income                               4.26%            4.15%            4.34%           4.27%           4.40%
Portfolio turnover                                     12%              15%               9%              6%             24%
Net assets at end of period (000 omitted)          $10,609           $7,370           $7,548          $7,950          $7,231

----------
+   Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.42           $ 0.41             --              --            $ 0.41
      Ratios (to average net assets):
        Expenses##                                   1.55%            1.72%             --              --             1.91%
        Net investment income                        4.14%            4.08%             --              --             4.33%


CALIFORNIA FUND
 ..............................................................................................................................
                                                                                  YEAR ENDED MARCH 31,
                                                   ---------------------------------------------------------------------------
                                                       1999              1998             1997            1996            1995
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $   5.80          $   5.47         $   5.52        $   5.41        $   5.47
                                                   --------          --------         --------        --------        --------
Income from investment operations# --
 Net investment income(S)                          $   0.29          $   0.29         $   0.30        $   0.30        $   0.31
 Net realized and unrealized gain (loss)
  on investments                                       0.09              0.33            (0.05)           0.11           (0.05)
                                                   --------          --------         --------        --------        --------
 Total from investment operations                  $   0.38          $   0.62         $   0.25        $   0.41        $   0.26
                                                   --------          --------         --------        --------        --------
    Less distributions declared to shareholders --
 From net investment income                        $  (0.29)         $  (0.29)        $  (0.30)       $  (0.30)       $  (0.31)
 From net realized gain on investments                 --                --               --              --              --
 In excess of net investment income                   (0.00)+            --               --             (0.00)+         (0.00)+
 In excess of net realized gain on
  investments                                          --                --               --              --             (0.01)
                                                   --------          --------         --------        --------        --------
 Total distributions declared to
shareholders                                       $  (0.29)         $  (0.29)        $  (0.30)       $  (0.30)       $  (0.32)
                                                   --------          --------         --------        --------        --------
Net asset value -- end of period                   $   5.89          $   5.80         $   5.47        $   5.52        $   5.41
                                                   ========          ========         ========        ========        ========
Total return(+)                                       6.59%            11.51%            4.55%           7.86%           4.85%
    Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                           0.60%             0.64%            0.66%           0.66%           0.69%
 Net investment income                                4.82%             5.07%            5.36%           5.48%           5.80%
Portfolio turnover                                      26%               49%              78%             69%             57%
Net assets at end of period (000
  omitted)                                         $226,903          $222,421         $232,612        $259,817        $272,161

----------
+   Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $   0.27          $   0.28         $   0.29        $   0.29        $   0.30
      Ratios (to average net assets):
        Expenses##                                    0.77%             0.79%            0.81%           0.81%           0.84%
        Net investment income                         4.65%             4.92%            5.21%           5.33%           5.65%



CALIFORNIA FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                                  ---------------------------------------------------------------------------
                                                     1999               1998             1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $  5.80           $  5.47          $  5.52         $  5.41         $  5.47
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.24           $  0.24          $  0.25         $  0.26         $  0.25
 Net realized and unrealized gain (loss) on
  investments                                         0.09              0.33            (0.05)           0.11           (0.05)
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.33           $  0.57          $  0.20         $  0.37         $  0.20
                                                   -------           -------          -------         -------         -------
Less distributions declared to shareholders
                                                                                                                      -------
 From net investment income                        $ (0.24)          $ (0.24)         $ (0.25)        $ (0.26)        $ (0.25)
 From net realized gain on investments                --                --               --              --              --
 In excess of net investment income                  (0.00)+            --               --             (0.00)+          --
 In excess of net realized gain on
 investments                                          --                --               --              --             (0.01)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.24)          $ (0.24)         $ (0.25)        $ (0.26)        $ (0.26)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $  5.89           $  5.80          $  5.47         $  5.52         $  5.41
                                                   =======           =======          =======         =======         =======
Total return                                         5.74%            10.62%            3.64%           6.93%           3.73%
Ratios (to average net assets)/Supplemental
  data(S):
 Expenses##                                          1.39%             1.44%            1.54%           1.54%           1.76%
 Net investment income                               4.02%             4.26%            4.48%           4.59%           4.72%
Portfolio turnover                                     26%               49%              78%             69%             57%
Net assets at end of period (000 omitted)          $61,458           $43,790          $36,694         $34,675         $29,057

----------
+   Per share amount was less than $0.01
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.22           $  0.23          $  0.24         $  0.24         $  0.04
      Ratios (to average net assets):
        Expenses##                                   1.56%             1.59%            1.69%           1.91%           1.83%
        Net investment income                        3.85%             4.11%            4.33%           4.57%           4.04%


CALIFORNIA FUND
 ............................................................................................................................
                                                                              YEAR ENDED MARCH 31,
                                                   -------------------------------------------------------------------------
                                                      1999             1998             1997            1996            1995
----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $  5.81           $ 5.48           $ 5.53          $ 5.42          $ 5.48
                                                   -------           ------           ------          ------          ------
Income from investment operations# --
 Net investment income(S)                          $  0.23           $ 0.23           $ 0.24          $ 0.25          $ 0.26
 Net realized and unrealized gain (loss) on
   investments                                        0.09             0.33            (0.05)           0.11           (0.06)
                                                   -------           ------           ------          ------          ------
 Total from investment operations                  $  0.32           $ 0.56           $ 0.19          $ 0.36          $ 0.20
                                                   -------           ------           ------          ------          ------
Less distributions declared to shareholders --
 From net investment income                        $ (0.23)          $(0.23)          $(0.24)         $(0.25)         $(0.25)
 In excess of net investment income                  (0.00)+           --               --             (0.00)+          --
 In excess of net realized gain on investments        --               --               --              --             (0.01)
                                                   -------           ------           ------          ------          ------
 Total distributions declared to shareholders      $ (0.23)          $(0.23)          $(0.24)         $(0.25)         $(0.26)
                                                   -------           ------           ------          ------          ------
Net asset value -- end of period                   $  5.90           $ 5.81           $ 5.48          $ 5.53          $ 5.42
                                                   =======           ======           ======          ======          ======
Total return                                         5.54%           10.39%            3.51%           6.77%           3.79%
Ratios (to average net assets)/Supplemental
  data(S):
 Expenses##                                          1.56%            1.64%            1.66%           1.67%           1.69%
 Net investment income                               3.84%            4.08%            4.37%           4.47%           4.79%
Portfolio turnover                                     26%              49%              78%             69%             57%
Net assets at end of period (000 omitted)          $10,178           $4,396           $3,856          $4,353          $3,858

----------
+   Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.21           $ 0.22           $ 0.23          $ 0.24          $ 0.25
      Ratios (to average net assets):
        Expenses##                                   1.74%            1.79%            1.81%           1.82%           1.84%
        Net investment income                        3.66%            3.93%            4.22%           4.32%           4.64%


FLORIDA FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                                   --------------------------------------------------------------------------
                                                     1999              1998             1997             1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 10.10           $  9.64          $  9.82         $  9.60         $  9.65
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.50           $  0.50          $  0.51         $  0.52         $  0.54
 Net realized and unrealized gain (loss) on
  investments                                         0.02              0.46            (0.18)           0.22            0.02
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.52           $  0.96          $  0.33         $  0.74         $  0.56
                                                   -------           -------          -------         -------         -------
Less distributions declared to shareholders --
 From net investment income                        $ (0.50)          $ (0.50)         $ (0.51)        $ (0.52)        $ (0.54)
 From net realized gain on investments                --                --               --              --             (0.04)
 In excess of net investment income                   --                --               --             (0.00)+          --
 In excess of net realized gain on
   investments                                        --                --               --              --             (0.03)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.50)          $ (0.50)         $ (0.51)        $ (0.52)        $ (0.61)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $ 10.12           $ 10.10          $  9.64         $  9.82         $  9.60
                                                   =======           =======          =======         =======         =======
Total return(+)                                      5.25%            10.16%            3.43%           7.81%           6.07%
Ratios (to average net assets)/Supplemental
  data(S):
 Expenses##                                          0.69%             0.78%            0.86%           0.86%           0.60%
 Net investment income                               4.96%             5.03%            5.26%           5.26%           5.75%
Portfolio turnover                                     23%               14%              24%             56%            131%
Net assets at end of period (000 omitted)          $77,628           $77,711          $80,342         $87,553         $89,894

----------
+   Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  The Fund's expenses are calculated without reduction for fees paid indirectly. The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.49           $  0.49             --           $  0.52         $  0.52
      Ratios (to average net assets):
        Expenses##                                   0.81%             0.85%             --              0.90%          0.83%
        Net investment income                        4.84%             4.96%             --              5.22%          5.52%



FLORIDA FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                     1999               1998             1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 10.09           $  9.64          $  9.82         $  9.60         $  9.64
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.42           $  0.42          $  0.43         $  0.43         $  0.43
 Net realized and unrealized gain (loss) on
  investments                                         0.02              0.45            (0.18)           0.22            0.04
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.44           $  0.87          $  0.25         $  0.65         $  0.47
                                                   -------           -------          -------         -------         -------

Less distributions declared to shareholders --
 From net investment income                        $ (0.42)          $ (0.42)         $ (0.43)        $ (0.43)        $ (0.44)
 From net realized gain on investments                --                --               --              --             (0.04)
 In excess of net investment income                   --                --               --             (0.00)+          --
 In excess of net realized gain on
 investments                                          --                --               --              --             (0.03)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.42)          $ (0.42)         $ (0.43)        $ (0.43)        $ (0.51)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $ 10.11           $ 10.09          $  9.64         $  9.82         $  9.60
                                                   =======           =======          =======         =======         =======
Total return                                         4.42%             9.18%            2.56%           6.88%           5.06%
Ratios (to average net assets)/Supplemental
data(S):
 Expenses##                                          1.49%             1.58%            1.72%           1.74%           1.68%
 Net investment income                               4.16%             4.22%            4.40%           4.36%           4.63%
Portfolio turnover                                     23%               14%              24%             56%            131%
Net assets at end of period (000 omitted)          $20,813           $16,719          $14,701         $14,448         $12,667

 ----------
+   Per share amount was less than $0.01.
#   Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.41           $  0.41             --           $  0.43         $  0.41
      Ratios (to average net assets):
        Expenses##                                   1.61%             1.65%             --             1.78%           1.91%
        Net investment income                        4.04%             4.15%             --             4.33%           4.40%


GEORGIA FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 10.95           $ 10.38          $ 10.47         $ 10.35         $ 10.38
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.55           $  0.56          $  0.56         $  0.54         $  0.57
 Net realized and unrealized gain (loss) on
  investments                                        (0.02)             0.56            (0.10)           0.12            --
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.53           $  1.12          $  0.46         $  0.66         $  0.57
                                                   -------           -------          -------         -------         -------
Less distributions declared to shareholders --
 From net investment income                        $ (0.55)          $ (0.55)         $ (0.55)        $ (0.54)        $ (0.56)
 From net realized gain on investments                --                --               --              --             (0.01)
 In excess of net investment income                  (0.00)+            --               --             (0.00)+          --
 In excess of net realized gain on investments        --                --               --              --             (0.03)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.55)          $ (0.55)         $ (0.55)        $ (0.54)        $ (0.60)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $ 10.93           $ 10.95          $ 10.38         $ 10.47         $ 10.35
                                                   =======           =======          =======         =======         =======
Total return(+)                                      4.90%            11.02%            4.47%           6.48%           5.65%
Ratios (to average net assets)/Supplemental
data(S):
 Expenses##                                          0.97%             1.03%            1.03%           1.17%           1.14%
 Net investment income                               4.97%             5.14%            5.34%           5.11%           5.50%
Portfolio turnover                                     35%               18%              27%             65%             56%
Net assets at end of period (000 omitted)          $56,886           $59,546          $59,843         $68,183         $74,432

----------
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.54           $  0.55          $  0.55         $  0.53         $  0.56
      Ratios (to average net assets):
        Expenses##                                   1.09%             1.13%            1.10%           1.27%           1.24%
        Net investment income                        4.85%             5.04%            5.27%           5.01%           5.40%


GEORGIA FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 10.95           $ 10.38          $10.47          $ 10.36         $10.38
                                                   -------           -------          ------          -------         ------
Income from investment operations# --
 Net investment income(S)                          $  0.47           $  0.48          $ 0.47          $  0.45         $ 0.47
 Net realized and unrealized gain (loss) on
  investments                                        (0.02)             0.56           (0.09)            0.12           0.02
                                                   -------           -------          ------          -------         ------
 Total from investment operations                  $  0.45           $  1.04          $ 0.38          $  0.57         $ 0.49
                                                   -------           -------          ------          -------         ------
Less distributions declared to shareholders --
 From net investment income                        $ (0.47)          $ (0.47)         $(0.47)         $ (0.46)        $(0.47)
 From net realized gain on investments                --                --              --               --            (0.01)
 In excess of net investment income                  (0.00)+            --              --              (0.00)+         --
 In excess of net realized gain on investments        --                --              --               --            (0.03)
                                                   -------           -------          ------          -------         ------
 Total distributions declared to shareholders      $ (0.47)          $ (0.47)         $(0.47)         $ (0.46)        $(0.51)
                                                   -------           -------          ------          -------         ------
Net asset value -- end of period                   $ 10.93           $ 10.95          $10.38          $ 10.47         $10.36
                                                   =======           =======          ======          =======         ======
Total return                                         4.22%            10.19%           3.63%            5.52%          4.88%
Ratios (to average net assets)/Supplemental
data(S):
 Expenses##                                          1.72%             1.77%           1.83%            2.00%          1.96%
 Net investment income                               4.22%             4.39%           4.53%            4.27%          4.66%
Portfolio turnover                                     35%               18%             27%              65%            56%
Net assets at end of period (000 omitted)          $14,591           $10,871          $9,995          $10,205         $8,695

----------
  + Per share data amount was less than $0.01.
  # Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.45           $  0.47          $ 0.47             --             --
      Ratios (to average net assets):
        Expenses##                                   1.84%             1.87%           1.90%             --             --
        Net investment income                        4.10%             4.29%           4.46%             --             --



MARYLAND FUND
 .............................................................................................................................
                                                                         YEAR ENDED MARCH 31,
                                          -----------------------------------------------------------------------------------
                                                 1999               1998              1997             1996          1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $  11.47          $  10.89         $  11.04        $  10.94        $  10.89
                                                   --------          --------         --------        --------        --------
Income from investment operations# --
 Net investment income(S)                          $   0.54          $   0.54         $   0.57        $   0.57        $   0.59
 Net realized and unrealized gain (loss)
  on investments                                       0.02              0.59            (0.16)           0.09            0.09
                                                   --------          --------         --------        --------        --------
 Total from investment operations                  $   0.56          $   1.13         $   0.41        $   0.66        $   0.68
                                                   --------          --------         --------        --------        --------
Less distributions declared to shareholders --
 From net investment income                        $  (0.54)         $  (0.54)        $  (0.56)       $  (0.56)       $  (0.59)
 In excess of net investment income                    --               (0.01)            --              --             (0.00)+
 In excess of net realized gain on
  investments                                          --                --               --              --             (0.04)
                                                   --------          --------         --------        --------        --------
 Total distributions declared to shareholders      $  (0.54)         $  (0.55)        $  (0.56)       $  (0.56)       $  (0.63)
                                                   --------          --------         --------        --------        --------
Net asset value -- end of period                   $  11.49          $  11.47         $  10.89        $  11.04        $  10.94
                                                   ========          ========         ========        ========        ========
Total return(+)                                       4.94%            10.57%            3.75%           6.17%           6.51%
    Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                           1.03%             1.09%            1.12%           1.19%           1.21%
 Net investment income                                4.67%             4.79%            5.21%           5.10%           5.46%
Portfolio turnover                                      14%               21%              22%             15%             31%
Net assets at end of period (000 omitted)          $131,261          $126,018         $126,405        $139,297        $145,361

----------
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $   0.53          $   0.53         $   0.57            --              --
      Ratios (to average net assets):
        Expenses##                                    1.15%             1.19%            1.19%            --              --
        Net investment income                         4.55%             4.69%            5.14%            --              --


MARYLAND FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 11.47           $ 10.88          $ 11.03         $ 10.93         $ 10.88
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.45           $  0.47          $  0.50         $  0.48         $  0.51
 Net realized and unrealized gain (loss) on
  investments                                         0.02              0.60            (0.17)           0.10            0.09
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.47           $  1.07          $  0.33         $  0.58         $  0.60
                                                   -------           -------          -------         -------         -------
Less distributions declared to shareholders --
 From net investment income                        $ (0.46)          $ (0.47)         $ (0.48)        $ (0.48)        $ (0.51)
 In excess of net investment income                   --               (0.01)            --              --             (0.00)+
 In excess of net realized gain on
   investments                                        --                --               --              --             (0.04)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.46)          $ (0.48)         $ (0.48)        $ (0.48)        $ (0.55)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $ 11.48           $ 11.47          $ 10.88         $ 11.03         $ 10.93
                                                   -------           -------          -------         -------         -------
Total return                                         4.18%             9.96%            3.03%           5.41%           5.75%
Ratios (to average net assets)/Supplemental
data(S):
 Expenses##                                          1.68%             1.74%            1.82%           1.91%           1.93%
 Net investment income                               4.01%             4.12%            4.50%           4.36%           4.73%
Portfolio turnover                                     14%               21%              22%             15%             31%
Net assets at end of period (000 omitted)          $28,902           $21,622          $17,379         $13,694         $11,168

----------
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.45           $  0.46          $  0.49            --              --
      Ratios (to average net assets):
        Expenses##                                   1.80%             1.84%            1.89%            --              --
        Net investment income                        3.89%             4.02%            4.43%            --              --



MASSACHUSETTS FUND
 .............................................................................................................................
                                                                         YEAR ENDED MARCH 31,
                                          -----------------------------------------------------------------------------------
                                                 1999               1998              1997             1996          1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $  11.34          $  10.86         $  10.98        $  10.84        $  10.90
                                                   --------          --------         --------        --------        --------
Income from investment operations# --
 Net investment income(S)                          $   0.58          $   0.58         $   0.61        $   0.60        $   0.64
 Net realized and unrealized gain (loss)
  on investments                                      (0.01)             0.48            (0.14)           0.14           (0.03)
                                                   --------          --------         --------        --------        --------
 Total from investment operations                  $   0.57          $   1.06         $   0.47        $   0.74        $   0.61
                                                   --------          --------         --------        --------        --------

Less distributions declared to
shareholders --
 From net investment income                        $  (0.56)         $  (0.58)        $  (0.59)       $  (0.60)       $  (0.64)
 From net realized gain on investments                 --                --               --              --             (0.02)
 In excess of net investment income                    --               (0.00)+           --             (0.00)+          --
 In excess of net realized gain on investments         --                --               --              --             (0.01)
                                                   --------          --------         --------        --------        --------
 Total distributions declared to shareholders      $  (0.56)         $  (0.58)        $  (0.59)       $  (0.60)       $  (0.67)
                                                   --------          --------         --------        --------        --------
Net asset value -- end of period                   $  11.35          $  11.34         $  10.86        $  10.98        $  10.84
                                                   ========          ========         ========        ========        ========
Total return(+)                                       5.11%             9.99%            4.39%           6.95%           5.89%
    Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                           1.00%             1.06%            1.12%           1.17%           1.17%
 Net investment income                                5.08%             5.18%            5.55%           5.44%           6.01%
Portfolio turnover                                      28%               24%              33%             31%             31%
Net assets at end of period (000 omitted)          $239,980          $237,861         $234,874        $249,497        $262,551

    ----------
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $   0.57          $   0.57         $   0.60            --              --
      Ratios (to average net assets):
        Expenses##                                    1.12%             1.16%            1.19%            --              --
        Net investment income                         4.96%             5.08%            5.48%            --              --



MASSACHUSETTS FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 11.35           $ 10.87          $ 10.99         $ 10.84         $10.90
                                                   -------           -------          -------         -------         ------
Income from investment operations# --
 Net investment income(S)                          $  0.50           $  0.51          $  0.53         $  0.52         $ 0.55
 Net realized and unrealized gain (loss) on
  investments                                        (0.01)             0.48            (0.13)           0.15          (0.02)
                                                   -------           -------          -------         -------         ------
 Total from investment operations                  $  0.49           $  0.99          $  0.40         $  0.67         $ 0.53
                                                   -------           -------          -------         -------         ------
Less distributions declared to shareholders --
 From net investment income                        $ (0.49)          $ (0.51)         $ (0.52)        $ (0.52)        $(0.56)
 From net realized gain on investments                --                --               --              --            (0.02)
 In excess of net investment income                   --               (0.00)+           --             (0.00)+         --
 In excess of net realized gain on investments        --                --               --              --            (0.01)
                                                   -------           -------          -------         -------         ------
 Total distributions declared to shareholders      $ (0.49)          $ (0.51)         $ (0.52)        $ (0.52)        $(0.59)
                                                   -------           -------          -------         -------         ------
Net asset value -- end of period                   $ 11.35           $ 11.35          $ 10.87         $ 10.99         $10.84
                                                   =======           =======          =======         =======         ======
Total return                                         4.43%             9.25%            3.66%           6.27%          5.13%
Ratios (to average net assets)/Supplemental
data(S):
 Expenses##                                          1.64%             1.71%            1.81%           1.90%          1.89%
 Net investment income                               4.43%             4.52%            4.81%           4.71%          5.27%
Portfolio turnover                                     28%               24%              33%             51%            31%
Net assets at end of period (000 omitted)          $25,616           $18,750          $15,204         $11,316         $8,676

----------
  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their fees for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.49           $  0.50          $  0.52            --             --
      Ratios (to average net assets):
        Expenses##                                   1.76%             1.81%            1.88%            --             --
        Net investment income                        4.31%             4.42%            4.74%            --             --



MISSISSIPPI FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $  9.88           $  9.35          $  9.35         $  9.15         $  9.19
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.49           $  0.49          $  0.48         $  0.52         $  0.54
 Net realized and unrealized gain (loss) on
  investments                                         0.06              0.52             0.00            0.20           (0.01)
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.55           $  1.01          $  0.48         $  0.72         $  0.53
                                                   -------           -------          -------         -------         -------
Less distributions declared to shareholders --
 From net investment income(++)                    $ (0.50)          $ (0.48)         $ (0.48)        $ (0.52)        $ (0.54)
 From net realized gain on investments(+++)           --                --               --              --             (0.00)
 In excess of net realized gain on investments        --                --               --              --             (0.03)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.50)          $ (0.48)         $ (0.48)        $ (0.52)        $ (0.57)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $  9.93           $  9.88          $  9.35         $  9.35         $  9.15
                                                   =======           =======          =======         =======         =======
Total return(+)                                      5.62%            11.02%            5.22%           7.99%           6.08%
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                          0.73%             0.78%            0.87%           0.45%           0.22%
 Net investment income                               4.94%             5.04%            5.14%           5.51%           5.99%
Portfolio turnover                                      6%               18%              17%             31%             47%
Net assets at end of period (000 omitted)          $66,869           $66,061          $66,630         $74,435         $79,033

----------
    # Per share data are based on average shares outstanding.
   ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
      1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 (++) For the years ended March 31, 1996 and 1995, the per share distributions in excess of net investment income were less than $0.01.
(+++) For the year ended March 31, 1995, the per share distribution from net realized gain on investments was less than $0.01.
  (S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.40% of average daily net assets for certain of the periods indicated. The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

      Net investment income                        $  0.48           $  0.48             --           $  0.48         $  0.48
      Ratios (to average net assets):
        Expenses##                                   0.85%             0.85%             --             0.88%           0.93%
        Net investment income                        4.82%             4.97%             --             5.08%           5.28%



MISSISSIPPI FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $  9.89           $  9.36          $  9.36         $  9.16         $ 9.19
                                                   -------           -------          -------         -------         ------
Income from investment operations# --
 Net investment income(S)                          $  0.41           $  0.41          $  0.40         $  0.44         $ 0.45
 Net realized and unrealized gain on investments      0.06              0.53             0.00            0.20           0.00
                                                   -------           -------          -------         -------         ------
 Total from investment operations                  $  0.47           $  0.94          $  0.40         $  0.64         $ 0.45
                                                   -------           -------          -------         -------         ------
Less distributions declared to shareholders --
 From net investment income(+)                     $ (0.42)          $ (0.41)         $ (0.40)        $ (0.44)        $(0.45)
 From net realized gain on investments(++)            --                --               --              --            (0.00)
 In excess of net realized gain on investments        --                --               --              --            (0.03)
                                                   -------           -------          -------         -------         ------
 Total distributions declared to shareholders      $ (0.42)          $ (0.41)         $ (0.40)        $ (0.44)        $(0.48)
                                                   -------           -------          -------         -------         ------
Net asset value -- end of period                   $  9.94           $  9.89          $  9.36         $  9.36         $ 9.16
                                                   =======           =======          =======         =======         ======
Total return                                         4.80%            10.15%            4.33%           7.11%          5.14%
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                          1.51%             1.56%            1.72%           1.28%          1.23%
 Net investment income                               4.16%             4.26%            4.29%           4.67%          4.97%
Portfolio turnover                                      6%               18%              17%             31%            47%
Net assets at end of period (000 omitted)          $11,465           $10,717          $11,014         $11,475         $9,429

----------
   # Per share data are based on average shares outstanding.
  ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
 (+) For the years ended March 31, 1996 and 1995, the per share distributions in excess of net investment income were less than $0.01.
(++) For the year ended March 31, 1995, the per share distribution from net realized gain on investments was less than $0.01.
 (S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.40% of average daily net assets for certain of the periods indicated. The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
        Net investment income                      $  0.40           $  0.40             --           $  0.40         $ 0.38
        Ratios (to average net assets):
          Expenses##                                 1.63%             1.63%             --              1.71%          2.01%
          Net investment income                      4.04%             4.19%             --              4.24%          4.19%



NEW YORK FUND
 .............................................................................................................................
                                                                         YEAR ENDED MARCH 31,
                                          -----------------------------------------------------------------------------------
                                                 1999               1998              1997             1996          1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 11.26           $ 10.60          $ 10.66         $ 10.49         $ 10.50
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.56           $  0.57          $  0.55         $  0.55         $  0.56
 Net realized and unrealized gain (loss)
  on investments                                      0.01              0.64            (0.06)           0.17            0.05
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.57           $  1.21          $  0.49         $  0.72         $  0.61
                                                   -------           -------          -------         -------         -------
Less distributions declared to shareholders --
 From net investment income                        $ (0.56)          $ (0.55)         $ (0.55)        $ (0.55)        $ (0.56)
 In excess of net investment income(++)              (0.00)             --               --             (0.00)          (0.01)
 In excess of net realized gain on investments        --                --               --              --             (0.05)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.56)          $ (0.55)         $ (0.55)        $ (0.55)        $ (0.62)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $ 11.27           $ 11.26          $ 10.60         $ 10.66         $ 10.49
                                                   =======           =======          =======         =======         =======
Total return(+)                                      5.14%            11.59%            4.68%           6.98%           6.03%
    Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                          0.93%             1.03%            1.11%           1.10%           1.07%
 Net investment income                               4.93%             5.14%            5.18%           5.09%           5.43%
Portfolio turnover                                     26%               41%              64%            102%            147%
Net assets at end of period (000 omitted)         $116,767          $119,376         $121,588        $134,449        $146,597

----------
   # Per share data are based on average shares outstanding.
  ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the years ended March 31, 1999 and 1996, the per share distributions in excess of net investment income were less than $0.01.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

       Net investment income                       $  0.55           $  0.56             --           $  0.54         $  0.55
       Ratios (to average net assets):
         Expenses##                                  1.05%             1.10%             --             1.20%           1.18%
         Net investment income                       4.81%             5.07%             --             4.99%           5.31%



NEW YORK FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 11.26           $ 10.59          $ 10.66         $ 10.49         $ 10.50
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.47           $  0.49          $  0.47         $  0.47         $  0.47
 Net realized and unrealized gain (loss) on
  investments                                         0.01              0.64            (0.07)           0.17            0.05
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.48           $  1.13          $  0.40         $  0.64         $  0.52
                                                   -------           -------          -------         -------         -------
Less distributions declared to shareholders --
 From net investment income                        $ (0.47)          $ (0.46)         $ (0.47)        $ (0.47)        $ (0.47)
 In excess of net investment income(+)               (0.00)             --               --             (0.00)          (0.01)
 In excess of net realized gain on investments        --                --               --              --             (0.05)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.47)          $ (0.46)         $ (0.47)        $ (0.47)        $ (0.53)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $ 11.27           $ 11.26          $ 10.59         $ 10.66         $ 10.49
                                                   =======           =======          =======         =======         =======
Total return                                         4.46%            10.78%            3.77%           6.10%           5.17%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         1.68%             1.78%            1.92%           1.92%           1.89%
  Net investment income                              4.18%             4.39%            4.37%           4.27%           4.58%
Portfolio turnover                                     26%               41%              64%            102%            147%
Net assets at end of period (000 omitted)          $30,408           $26,618          $26,724         $28,068         $11,885

----------
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) For the years ended March 31, 1999 and 1996, the per share distributions in excess of net investment income were less than
    $0.01.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.46           $  0.48             --              --           $  0.47
      Ratios (to average net assets):
        Expenses##                                   1.80%             1.85%             --              --              1.91%
        Net investment income                        4.06%             4.32%             --              --              4.57%



NORTH CAROLINA FUND
 .............................................................................................................................
                                                                         YEAR ENDED MARCH 31,
                                          -----------------------------------------------------------------------------------
                                                 1999               1998              1997             1996          1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $  12.15          $  11.56         $  11.57        $  11.42        $  11.48
                                                   --------          --------         --------        --------        --------
Income from investment operations# --
 Net investment income(S)                          $   0.59          $   0.59         $   0.59        $   0.59        $   0.61
 Net realized and unrealized gain (loss)
  on investments                                      (0.02)             0.59            (0.01)           0.15            0.03
                                                   --------          --------         --------        --------        --------
 Total from investment operations                  $   0.57          $   1.18         $   0.58        $   0.74        $   0.64
                                                   --------          --------         --------        --------        --------
Less distributions declared to shareholders --
 From net investment income(++)                    $  (0.58)         $  (0.59)        $  (0.59)       $  (0.59)       $  (0.60)
 From net realized gain on investments                 --                --               --              --             (0.06)
 In excess of net realized gain on investments         --                --               --              --             (0.04)
                                                   --------          --------         --------        --------        --------
 Total distributions declared to shareholders      $  (0.58)         $  (0.59)        $  (0.59)       $  (0.59)       $  (0.70)
                                                   --------          --------         --------        --------        --------
Net asset value -- end of period                   $  12.14          $  12.15         $  11.56        $  11.57        $  11.42
                                                   ========          ========         ========        ========        ========
Total return(+)                                       4.76%            10.36%            5.09%           6.56%           5.86%
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                           0.98%             1.03%            1.08%           1.17%           1.16%
 Net investment income                                4.76%             4.92%            5.05%           5.04%           5.38%
Portfolio turnover                                      30%               24%              33%             30%             58%
Net assets at end of period (000 omitted)          $364,576          $380,595         $377,112        $409,347        $429,131

----------
   # Per share data are based on average shares outstanding.
  ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the years ended March 31, 1997 and 1996, the per share distributions in excess of net investment income were less than $0.01.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
       Net investment income                       $   0.57          $   0.58         $   0.58            --              --
       Ratios (to average net assets):
         Expenses##                                   1.10%             1.13%            1.15%            --              --
         Net investment income                        4.64%             4.82%            4.98%            --              --



NORTH CAROLINA FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 12.15           $ 11.55          $ 11.56         $ 11.42         $ 11.47
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.50           $  0.51          $  0.50         $  0.50         $  0.52
 Net realized and unrealized gain (loss) on
  investments                                        (0.02)             0.60             0.00            0.14            0.05
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.48           $  1.11          $  0.50         $  0.64         $  0.57
                                                   -------           -------          -------         -------         -------
Less distributions declared to shareholders --
 From net investment income(+)                     $ (0.50)          $ (0.51)         $ (0.51)        $ (0.50)        $ (0.52)
 From net realized gain on investments                --                --               --              --             (0.06)
 In excess of net realized gain on investments        --                --               --              --             (0.04)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.50)          $ (0.51)         $ (0.51)        $ (0.50)        $ (0.62)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $ 12.13           $ 12.15          $ 11.55         $ 11.56         $ 11.42
                                                   =======           =======          =======         =======         =======
Total return                                         4.00%             9.75%            4.36%           5.70%           5.20%
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                          1.63%             1.68%            1.78%           1.90%           1.88%
 Net investment income                               4.11%             4.27%            4.36%           4.30%           4.64%
Portfolio turnover                                     30%               24%              33%             30%             58%
Net assets at end of period (000 omitted)          $52,033           $44,238          $39,035         $33,847         $26,260

----------
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) For the years ended March 31, 1997 and 1996, the per share distributions in excess of net investment income were less than
    $0.01.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.49           $  0.50          $  0.49            --              --
      Ratios (to average net assets):
        Expenses##                                   1.75%             1.78%            1.85%           --              --
        Net investment income                        3.99%             4.17%            4.29%           --              --



NORTH CAROLINA FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 12.15           $ 11.55          $ 11.56         $ 11.41         $11.47
                                                   -------           -------          -------         -------         ------
Income from investment operations# --
 Net investment income(S)                          $  0.50           $  0.51          $  0.52         $  0.51         $ 0.53
 Net realized and unrealized gain (loss) on
  investments                                        (0.02)             0.60            (0.02)           0.15           0.04
                                                   -------           -------          -------         -------         ------
 Total from investment operations                  $  0.48           $  1.11          $  0.50         $  0.66         $ 0.57
                                                   -------           -------          -------         -------         ------
Less distributions declared to shareholders --
 From net investment income(+)                     $ (0.50)          $ (0.51)         $ (0.51)        $ (0.51)        $(0.53)
 From net realized gain on investments                --                --               --              --            (0.06)
 In excess of net realized gain on investments        --                --               --              --            (0.04)
                                                   -------           -------          -------         -------         ------
 Total distributions declared to shareholders      $ (0.50)          $ (0.51)         $ (0.51)        $ (0.51)        $(0.63)
                                                   -------           -------          -------         -------         ------
Net asset value -- end of period                   $ 12.13           $ 12.15          $ 11.55         $ 11.56         $11.41
                                                   =======           =======          =======         =======         ======
Total return                                         4.00%             9.75%            4.41%           5.87%          5.18%
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                          1.63%             1.68%            1.73%           1.83%          1.81%
 Net investment income                               4.11%             4.27%            4.40%           4.38%          4.71%
Portfolio turnover                                     30%               24%              33%             30%            58%
Net assets at end of period (000 omitted)          $14,084           $ 8,143          $ 7,789         $ 9,352         $8,149

----------
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) For the years ended March 31, 1997 and 1996, the per share distributions in excess of net investment income were less than
    $0.01.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.49           $  0.50          $  0.51            --             --
      Ratios (to average net assets):
        Expenses##                                    1.75%             1.78%            1.80%           --             --
        Net investment income                         3.99%             4.17%            4.33%           --             --



PENNSYLVANIA FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $  9.82           $  9.26          $  9.37         $  9.29         $  9.15
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.48           $  0.50          $  0.53         $  0.54         $  0.54
 Net realized and unrealized gain (loss) on
  investments                                         0.08              0.56            (0.10)           0.09            0.18
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.56           $  1.06          $  0.43         $  0.63         $  0.72
                                                   -------           -------          -------         -------         -------
Less distributions declared to shareholders --
 From net investment income(++)                    $ (0.48)          $ (0.50)         $ (0.54)        $ (0.55)        $ (0.54)
 From net realized gain on investments                --                --               --              --             (0.01)
 In excess of net realized gain on investments        --                --               --              --             (0.03)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.48)          $ (0.50)         $ (0.54)        $ (0.55)        $ (0.58)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $  9.90           $  9.82          $  9.26         $  9.37         $  9.29
                                                   =======           =======          =======         =======         =======
Total return(+)                                      5.85%            11.65%            4.67%           6.85%           8.14%
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                          0.45%             0.40%            0.10%           0.10%           0.01%
 Net investment income                               4.85%             5.15%            5.66%           5.76%           5.97%
Portfolio turnover                                      8%               31%              42%             40%             49%
Net assets at end of period (000 omitted)          $21,695           $18,918          $16,933         $18,030         $16,411

----------
  # Per share data are based on average shares outstanding.
  ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the year ended March 31, 1997, the per share distribution in excess of net investment income was less than $0.01.
 (S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.00% of average daily net assets. Effective October 31,
     1997, the investment adviser waived a portion of its management fee. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
       Net investment income                       $  0.43           $  0.44          $  0.45         $  0.45         $  0.43
       Ratios (to average net assets):
         Expenses##                                  0.93%             0.99%            0.95%           1.00%           1.18%
         Net investment income                       4.37%             4.56%            4.81%           4.86%           4.80%



PENNSYLVANIA FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                                -----------------------------------------------------------------------------
                                                       1999              1998             1997            1996        1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $  9.84           $  9.28          $  9.39         $  9.29         $ 9.15
                                                   -------           -------          -------         -------         ------
Income from investment operations# --
 Net investment income(S)                          $  0.41           $  0.42          $  0.46         $  0.50         $ 0.45
 Net realized and unrealized gain (loss) on
  investments                                         0.08              0.56            (0.11)           0.07           0.18
                                                   -------           -------          -------         -------         ------
 Total from investment operations                  $  0.49           $  0.98          $  0.35         $  0.57         $ 0.63
                                                   -------           -------          -------         -------         ------
Less distributions declared to shareholders --
 From net investment income(+)                     $ (0.41)          $ (0.42)         $ (0.46)        $ (0.47)        $(0.45)
 From net realized gain on investments                --                --               --              --            (0.01)
 In excess of net realized gain on investments        --                --               --              --            (0.03)
                                                   -------           -------          -------         -------         ------
 Total distributions declared to shareholders      $ (0.41)          $ (0.42)         $ (0.46)        $ (0.47)        $(0.49)
                                                   -------           -------          -------         -------         ------
Net asset value -- end of period                   $  9.92           $  9.84          $  9.28         $  9.39         $ 9.29
                                                   -------           -------          -------         -------         ------
Total return                                         5.02%            10.76%            3.83%           6.23%          7.07%
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                          1.23%             1.19%            0.90%           0.88%          1.01%
 Net investment income                               4.07%             4.36%            4.86%           4.98%          4.96%
Portfolio turnover                                      8%               31%              42%             40%            49%
Net assets at end of period (000 omitted)          $23,983           $20,551          $24,898         $24,170         $7,699

----------
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) For the year ended March 31, 1997, the per share distribution in excess of net investment income was less than $0.01.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.00% of average daily net assets. Effective
    October 31, 1997, the investment adviser voluntarily waived a portion of its management fee. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.33           $  0.36          $  0.38         $  0.41         $ 0.34
      Ratios (to average net assets):
        Expenses##                                   1.71%             1.78%            1.75%           1.85%          2.26%
        Net investment income                        3.59%             3.77%            4.01%           4.01%          3.72%



SOUTH CAROLINA FUND
 .............................................................................................................................
                                                                         YEAR ENDED MARCH 31,
                                          -----------------------------------------------------------------------------------
                                                 1999               1998              1997             1996          1995
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $  12.52          $  11.88         $  11.97        $  11.86        $  11.79
                                                   --------          --------         --------        --------        --------
Income from investment operations# --
 Net investment income(S)                          $   0.57          $   0.60         $   0.62        $   0.62        $   0.63
 Net realized and unrealized gain (loss)
  on investments                                      (0.04)             0.64            (0.10)           0.11            0.15
                                                   --------          --------         --------        --------        --------
 Total from investment operations                  $   0.53          $   1.24         $   0.52        $   0.73        $   0.78
                                                   --------          --------         --------        --------        --------
Less distributions declared to shareholders --
 From net investment income(++)                    $  (0.57)         $  (0.60)        $  (0.61)       $  (0.62)       $  (0.62)
 From net realized gain on investments                 --                --               --              --             (0.06)
 In excess of net realized gain on investments         --                --               --              --             (0.03)
                                                   --------          --------         --------        --------        --------
 Total distributions declared to shareholders      $  (0.57)         $  (0.60)        $  (0.61)       $  (0.62)       $  (0.71)
                                                   --------          --------         --------        --------        --------
Net asset value -- end of period                   $  12.48          $  12.52         $  11.88        $  11.97        $  11.86
                                                   ========          ========         ========        ========        ========
Total return(+)                                       4.33%            10.62%            4.46%           6.20%           6.93%
    Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                           1.02%             1.06%            1.10%           1.20%           1.19%
 Net investment income                                4.55%             4.86%            5.17%           5.10%           5.37%
Portfolio turnover                                      25%               29%              13%             18%             30%
Net assets at end of period (000 omitted)          $145,787          $148,820         $148,908        $166,801        $171,045

----------
   # Per share data are based on average shares outstanding.
  ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the years ended March 31, 1999, 1998 and 1996, the per share distributions in excess of net investment income were less than $0.01.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $   0.56          $   0.59         $   0.16            --              --
      Ratios (to average net assets):
        Expenses##                                    1.14%             1.16%            1.16%            --              --
        Net investment income                         4.43%             4.76%            5.11%            --              --



SOUTH CAROLINA FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 12.52           $ 11.88          $ 11.97         $ 11.86         $ 11.78
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.48           $  0.52          $  0.54         $  0.52         $  0.54
 Net realized and unrealized gain (loss) on
  investments                                        (0.04)             0.64            (0.10)           0.12            0.17
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.44           $  1.16          $  0.44         $  0.64         $  0.71
                                                   -------           -------          -------         -------         -------
Less distributions declared to shareholders --
 From net investment income(+)                     $ (0.49)          $ (0.52)         $ (0.53)        $ (0.53)        $ (0.54)
 From net realized gain on investments                --                --               --              --             (0.06)
 In excess of net realized gain on investments        --                --               --              --             (0.03)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.49)          $ (0.52)         $ (0.53)        $ (0.53)        $ (0.63)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $ 12.47           $ 12.52          $ 11.88         $ 11.97         $ 11.86
                                                   =======           =======          =======         =======         =======
Total return                                         3.57%             9.91%            3.73%           5.43%           6.26%
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                          1.67%             1.71%            1.79%           1.92%           1.90%
 Net investment income                               3.90%             4.21%            4.48%           4.35%           4.63%
Portfolio turnover                                     25%               29%              13%             18%             30%
Net assets at end of period (000 omitted)          $36,226           $28,086          $21,871         $18,420         $12,964

----------
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) For the years ended March 31, 1998, 1996 and 1995, the per share distributions in excess of net investment income were less than $0.01.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.47           $  0.51          $  0.53            --              --
      Ratios (to average net assets):
        Expenses##                                   1.79%             1.81%            1.85%            --              --
        Net investment income                        3.78%             4.11%            4.42%            --              --



TENNESSEE FUND
 .............................................................................................................................
                                                                         YEAR ENDED MARCH 31,
                                          -----------------------------------------------------------------------------------
                                                 1999               1998              1997             1996          1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $  10.91          $  10.32         $  10.40        $  10.27        $  10.26
                                                   --------          --------         --------        --------        --------
Income from investment operations# --
 Net investment income(S)                          $   0.53          $   0.53         $   0.55        $   0.54        $   0.56
 Net realized and unrealized gain (loss)
  on investments                                      (0.02)             0.60            (0.09)           0.13            0.02
                                                   --------          --------         --------        --------        --------
 Total from investment operations                  $   0.51          $   1.13         $   0.46        $   0.67        $   0.58
                                                   --------          --------         --------        --------        --------

Less distributions declared to shareholders --
 From net investment income                        $  (0.52)         $  (0.53)        $  (0.54)       $  (0.54)       $  (0.56)
 From net realized gain on investments(++)            (0.03)             --               --              --             (0.00)
 In excess of net investment income(+++)               --               (0.01)            --             (0.00)           --
 In excess of net realized gain on investments         --                --               --              --             (0.01)
                                                   --------          --------         --------        --------        --------
 Total distributions declared to shareholders      $  (0.55)         $  (0.54)        $  (0.54)       $  (0.54)       $  (0.57)
                                                   --------          --------         --------        --------        --------
Net asset value -- end of period                   $  10.87          $  10.91         $  10.32        $  10.40        $  10.27
                                                   ========          ========         ========        ========        ========
Total return(+)                                       4.80%            11.11%            4.48%           6.66%           5.86%
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                           1.02%             1.07%            1.10%           1.21%           1.22%
 Net investment income                                4.79%             4.97%            5.26%           5.18%           5.52%
Portfolio turnover                                      16%               26%              20%             20%             27%
Net assets at end of period (000
  omitted)                                         $117,296          $108,871         $108,000        $109,811        $117,572

----------
    # Per share data are based on average shares outstanding.
   ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1,
      1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
  (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 (++) For the year ended March 31, 1995, the per share distribution from net realized gain on investments was less than $0.01.
(+++) For the year ended March 31, 1996, the per share distribution in excess of net investment income was less than $0.01.
  (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
        Net investment income                      $   0.51          $   0.52         $   0.54            --              --
        Ratios (to average net assets):
          Expenses##                                  1.14%             1.17%            1.16%            --              --
          Net investment income                       4.67%             4.87%            5.20%            --              --



TENNESSEE FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 10.91           $ 10.31          $ 10.39         $ 10.26         $ 10.26
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.45           $  0.46          $  0.47         $  0.46         $  0.48
 Net realized and unrealized gain (loss) on
  investments                                        (0.02)             0.61            (0.09)           0.14            0.01
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.43           $  1.07          $  0.38         $  0.60         $  0.49
                                                   -------           -------          -------         -------         -------
Less distributions declared to shareholders --
 From net investment income                        $ (0.45)          $ (0.46)         $ (0.46)        $ (0.47)        $ (0.48)
 From net realized gain on investments(+)            (0.03)             --               --              --             (0.00)
 In excess of net investment income(++)               --               (0.01)            --             (0.00)           --
 In excess of net realized gain on investments        --                --               --              --             (0.01)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.48)          $ (0.47)         $ (0.46)        $ (0.47)        $ (0.49)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $ 10.86           $ 10.91          $ 10.31         $ 10.39         $ 10.26
                                                   -------           -------          -------         -------         -------
Total return(+)                                      4.04%            10.51%            3.76%           5.89%           5.00%
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                          1.67%             1.72%            1.79%           1.93%           1.94%
 Net investment income                               4.14%             4.32%            4.57%           4.43%           4.80%
Portfolio turnover                                     16%               26%              20%             20%             27%
Net assets at end of period (000 omitted)          $22,765           $18,198          $14,436         $12,935         $10,006

----------
   # Per share data are based on average shares outstanding.
  ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
 (+) For the year ended March 31, 1995, the per share distribution from net realized gain on investments was less than $0.01.
(++) For the year ended March 31, 1996, the per share distribution in excess of net investment income was less than $0.01.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

       Net investment income                       $  0.44           $  0.45          $  0.46            --              --
       Ratios (to average net assets):
         Expenses##                                  1.79%             1.82%            1.85%            --              --
         Net investment income                       4.02%             4.22%            4.51%            --              --



VIRGINIA FUND
 .............................................................................................................................
                                                                         YEAR ENDED MARCH 31,
                                          -----------------------------------------------------------------------------------
                                                 1999               1998              1997             1996          1995
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $  11.61          $  11.06         $  11.21        $  11.09        $  11.15
                                                   --------          --------         --------        --------        --------
Income from investment operations# --
 Net investment income(S)                          $   0.55          $   0.57         $   0.59        $   0.59        $   0.56
 Net realized and unrealized gain (loss)
  on investments                                      (0.01)             0.55            (0.15)           0.13            0.04
                                                   --------          --------         --------        --------        --------
 Total from investment operations                  $   0.54          $   1.12         $   0.44        $   0.72        $   0.60
                                                   --------          --------         --------        --------        --------
Less distributions declared to shareholders --
 From net investment income(++)                    $  (0.55)         $  (0.57)        $  (0.59)       $  (0.60)       $  (0.61)
 From net realized gain on investments                 --                --               --              --             (0.04)
 In excess of net realized gain on investments         --                --               --              --             (0.01)
                                                   --------          --------         --------        --------        --------
 Total distributions declared to shareholders      $  (0.55)         $  (0.57)        $  (0.59)       $  (0.60)       $  (0.66)
                                                   --------          --------         --------        --------        --------
Net asset value -- end of period                   $  11.60          $  11.61         $  11.06        $  11.21        $  11.09
                                                   ========          ========         ========        ========        ========
Total return(+)                                       4.71%            10.32%            3.97%           6.52%           5.67%
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                           0.99%             1.03%            1.08%           1.18%           1.16%
 Net investment income                                4.73%             4.97%            5.27%           5.20%           4.91%
Portfolio turnover                                      25%               39%              42%             42%             27%
Net assets at end of period (000
 omitted)                                          $365,880          $373,024         $379,185        $418,408        $430,688

    ----------
   # Per share data are based on average shares outstanding.
  ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the years ended March 31, 1998, 1996 and 1995, the per share distributions in excess of net investment income were less than $0.01.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
       Net investment income                       $   0.54          $   0.56         $   0.58            --              --
       Ratios (to average net assets):
         Expenses##                                   1.11%             1.13%            1.14%            --              --
         Net investment income                        4.61%             4.87%            5.21%            --              --



VIRGINIA FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 11.61           $ 11.06          $ 11.21         $ 11.08         $ 11.14
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.47           $  0.49          $  0.51         $  0.51         $  0.53
 Net realized and unrealized gain (loss) on
  investments                                        (0.01)             0.56            (0.15)           0.13           (0.01)
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.46           $  1.05          $  0.36         $  0.64         $  0.52
                                                   -------           -------          -------         -------         -------
Less distributions declared to shareholders --
 From net investment income                        $ (0.47)          $ (0.49)         $ (0.51)        $ (0.51)        $ (0.53)
 From net realized gain on investments                --                --               --              --             (0.04)
 In excess of net investment income(+)                --               (0.01)            --             (0.00)          (0.00)
 In excess of net realized gain on investments        --                --               --              --             (0.01)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.47)          $ (0.50)         $ (0.51)        $ (0.51)        $ (0.58)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $ 11.60           $ 11.61          $ 11.06         $ 11.21         $ 11.08
                                                   -------           -------          -------         -------         -------
Total return                                         4.04%             9.61%            3.24%           5.85%           4.91%
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                          1.64%             1.68%            1.78%           1.90%           1.88%
 Net investment income                               4.08%             4.32%            4.57%           4.46%           4.84%
Portfolio turnover                                     25%               39%              42%             42%             27%
Net assets at end of period (000 omitted)          $35,644           $32,902          $30,567         $28,420         $22,007

----------
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) For the years ended March 31, 1996 and 1995, the per share distributions in excess of net investment income were less than
    $0.01.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.46           $  0.48          $  0.50            --              --
      Ratios (to average net assets):
        Expenses##                                   1.76%             1.78%            1.84%            --              --
        Net investment income                        3.96%             4.22%            4.51%            --              --



VIRGINIA FUND
 .............................................................................................................................
                                                                              YEAR ENDED MARCH 31,
                                                    -------------------------------------------------------------------------
                                                          1999             1998            1997           1996        1995
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $11.61            $11.06           $11.21          $11.07          $11.14
                                                   ------            ------           ------          ------          ------
Income from investment operations# --
 Net investment income(S)                          $ 0.47            $ 0.49           $ 0.52          $ 0.51          $ 0.56
 Net realized and unrealized gain (loss) on
  investments                                       (0.01)             0.56            (0.16)           0.15           (0.04)
                                                   ------            ------           ------          ------          ------
 Total from investment operations                  $ 0.46            $ 1.05           $ 0.36          $ 0.66          $ 0.52
                                                   ------            ------           ------          ------          ------
Less distributions declared to shareholders --
 From net investment income                        $(0.47)           $(0.49)          $(0.51)         $(0.52)         $(0.54)
 From net realized gain on investments               --                --               --              --             (0.04)
 In excess of net investment income(+)               --               (0.01)            --             (0.00)          (0.00)
 In excess of net realized gain on investments       --                --               --              --             (0.01)
                                                   ------            ------           ------          ------          ------
 Total distributions declared to shareholders      $(0.47)           $(0.50)          $(0.51)         $(0.52)         $(0.59)
                                                   ------            ------           ------          ------          ------
Net asset value -- end of period                   $11.60            $11.61           $11.06          $11.21          $11.07
                                                   ======            ======           ======          ======          ======
Total return                                        4.04%             9.61%            3.30%           6.02%           4.85%
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                         1.64%             1.68%            1.72%           1.83%           1.80%
 Net investment income                              4.08%             4.32%            4.63%           4.53%           4.90%
Portfolio turnover                                    25%               39%              42%             42%             27%
Net assets at end of period (000 omitted)          $6,523            $3,082           $3,182          $3,366          $2,300

----------
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) For the years ended March 31, 1996 and 1995, the per share distributions in excess of net investment income were less than
    $0.01.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $ 0.46            $ 0.48           $ 0.51            --              --
      Ratios (to average net assets):
        Expenses##                                  1.76%             1.78%            1.78%            --              --
        Net investment income                       3.96%             4.22%            4.57%            --              --



WEST VIRGINIA FUND
 .............................................................................................................................
                                                                         YEAR ENDED MARCH 31,
                                          -----------------------------------------------------------------------------------
                                                 1999               1998              1997             1996          1995
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $  11.77          $  11.31         $  11.33        $  11.21        $  11.19
                                                   --------          --------         --------        --------        --------
Income from investment operations# --
 Net investment income(S)                          $   0.56          $   0.58         $   0.60        $   0.61        $   0.62
 Net realized and unrealized gain (loss)
  on investments                                      (0.01)             0.47            (0.02)           0.12            0.03
                                                   --------          --------         --------        --------        --------
 Total from investment operations                  $   0.55          $   1.05         $   0.58        $   0.73        $   0.65
                                                   --------          --------         --------        --------        --------
Less distributions declared to shareholders --
 From net investment income                        $  (0.57)         $  (0.58)        $  (0.60)       $  (0.61)       $  (0.62)
 In excess of net investment income(++)               (0.00)            (0.01)            --             (0.00)           --
 In excess of net realized gain on investments         --                --               --              --             (0.01)
                                                   --------          --------         --------        --------        --------
 Total distributions declared to shareholders      $  (0.57)         $  (0.59)        $  (0.60)       $  (0.61)       $  (0.63)
                                                   --------          --------         --------        --------        --------
Net asset value -- end of period                   $  11.75          $  11.77         $  11.31        $  11.33        $  11.21
                                                   ========          ========         ========        ========        ========
Total return(+)                                       4.73%             9.42%            5.20%           6.58%           6.07%
    Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                           1.02%             1.10%            1.17%           1.22%           1.19%
 Net investment income                                4.78%             4.98%            5.28%           5.30%           5.62%
Portfolio turnover                                      13%               17%              21%             11%             23%
Net assets at end of period (000 omitted)          $133,456          $130,002         $126,107        $134,514        $127,616

----------
   # Per share data are based on average shares outstanding.
  ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the years ended March 31, 1999 and 1996, the per share distributions in excess of net investment income were less than $0.01.
 (S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
       Net investment income                       $   0.55          $   0.57             --              --              --
       Ratios (to average net assets):
         Expenses##                                   1.14%             1.17%             --              --              --
         Net investment income                        4.66%             4.91%             --              --              --



WEST VIRGINIA FUND
 .............................................................................................................................
                                                                            YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                      1999              1998             1997            1996         1995
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period             $ 11.77           $ 11.31          $ 11.33         $ 11.21         $ 11.19
                                                   -------           -------          -------         -------         -------
Income from investment operations# --
 Net investment income(S)                          $  0.49           $  0.51          $  0.52         $  0.52         $  0.53
 Net realized and unrealized gain (loss) on
  investments                                        (0.03)             0.46            (0.02)           0.12            0.04
                                                   -------           -------          -------         -------         -------
 Total from investment operations                  $  0.46           $  0.97          $  0.50         $  0.64         $  0.57
                                                   -------           -------          -------         -------         -------
Less distributions declared to shareholders --
 From net investment income(+)                     $ (0.49)          $ (0.51)         $ (0.52)        $ (0.52)        $ (0.54)
 In excess of net realized gain on investments        --                --               --              --             (0.01)
                                                   -------           -------          -------         -------         -------
 Total distributions declared to shareholders      $ (0.49)          $ (0.51)         $ (0.52)        $ (0.52)        $ (0.55)
                                                   -------           -------          -------         -------         -------
Net asset value -- end of period                   $ 11.74           $ 11.77          $ 11.31         $ 11.33         $ 11.21
                                                   -------           -------          -------         -------         -------
Total return                                         3.97%             8.72%            4.47%           5.81%           5.30%
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                          1.67%             1.75%            1.87%           1.94%           1.91%
 Net investment income                               4.13%             4.33%            4.57%           4.56%           4.87%
Portfolio turnover                                     13%               17%              21%             11%             23%
Net assets at end of period (000 omitted)          $17,166           $15,472          $13,587         $12,647         $10,046

----------
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) For the years ended March 31, 1999, 1998, 1996 and 1995, the per share distributions in excess of net investment income were less than $0.01.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                        $  0.48           $  0.50             --              --              --
      Ratios (to average net assets):
        Expenses##                                   1.79%             1.82%             --              --              --
        Net investment income                        4.01%             4.26%             --              --              --


------------
  APPENDIX A
------------

o   INVESTMENT TECHNIQUES AND PRACTICES


    In pursuing its investment objective, each fund may engage in the following investment techniques and practices, which are described, together with their risks, in the SAI. Investment techniques and practices which are the principal focus of the fund are also described in the Risk Return Summary of the Prospectus.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
    SYMBOLS                   x  permitted                  -- not permitted
    --------------------------------------------------------------------------

    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                   --
        Corporate Asset-Backed Securities                           --
        Mortgage Pass-Through Securities                            --
        Stripped Mortgage-Backed Securities                         --
      Corporate Securities                                          --
      Loans and Other Direct Indebtedness                           --
      Lower Rated Bonds                                             x
      Municipal Bonds                                               x
      Speculative Bonds                                             x
      U.S. Government Securities                                    x
      Variable and Floating Rate Obligations                        x
      Zero Coupon Bonds                                             x
    Equity Securities                                               --
    Foreign Securities Exposure
      Brady Bonds                                                   --
      Depositary Receipts                                           --
      Dollar-Denominated Foreign Debt Securities                    --
      Emerging Markets                                              --
      Foreign Securities                                            --
    Forward Contracts                                               --
    Futures Contracts                                               x
    Indexed Securities/Structured Products                          x
    Inverse Floating Rate Obligations                               x
    Investment in Other Investment Companies
      Open-End Funds                                                --
      Closed-End Funds                                              x
    Lending of Portfolio Securities                                 --*
    Leveraging Transactions
      Bank Borrowings                                               --*
      Mortgage "Dollar-Roll" Transactions                           --*
      Reverse Repurchase Agreements                                 --*
    Options
      Options on Foreign Currencies                                 --
      Options on Futures Contracts                                  x
      Options on Securities                                         x
      Options on Stock Indices                                      --
      Reset Options                                                 --
      "Yield Curve" Options                                         --
    Repurchase Agreements                                           x
    Restricted Securities                                           x
    Short Sales                                                     --
    Short Sales Against the Box                                     --
    Short Term Instruments                                          x
    Swaps and Related Derivative Instruments                        x
    Temporary Borrowings                                            x
    Temporary Defensive Positions                                   x
    Warrants                                                        x
    "When-Issued" Securities                                        x

------------
* May only be changed with shareholder approval.

------------
  APPENDIX B
------------


                         TAX EQUIVALENT YIELD TABLES
           (RATES FOR 1999 UNDER FEDERAL AND STATE INCOME TAX LAWS)

The tables below show the approximate taxable bond yields which are equivalent to tax-exempt bond yields, for the ranges indicated, under federal and, respectively, Alabama, Arkansas, California, Georgia, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia personal income tax laws that apply to 1999. The State of Florida does not currently impose an income tax on individuals. Such yields will differ under the laws applicable to subsequent years. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns. In each table, the effective marginal income tax rate will be increased if personal exemptions are phased out (for the phase out period only) and if a portion of itemized deductions is disallowed. This increase in the marginal rates, if applicable, will cause a corresponding increase in the equivalent taxable yields.

ALABAMA -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
----------------------------------------- INCOME                   TAX-EXEMPT YIELD                             AVERAGE    FED. &
      SINGLE               JOINT           TAX     -------------------------------------------------  FEDERAL    STATE       ST.
       1999                 1999         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,750                          19.12%    3.71%   4.95%   6.18%    7.42%    8.65%    9.89%    0.15    0.048446    0.1912
                     $      0- 43,050     19.09     3.71    4.94    6.18     7.42     8.65     9.89     0.15    0.048141    0.1909
$ 25,750- 62,450     $ 43,050-104,050     31.60     4.39    5.85    7.31     8.77    10.23    11.70     0.28    0.050000    0.3160
$ 62,450-130,250     $104,050-158,550     34.45     4.58    6.10    7.63     9.15    10.68    12.20     0.31    0.050000    0.3445
$130,250-283,150     $158,550-283,150     39.20     4.93    6.58    8.22     9.87    11.51    13.16     0.36    0.050000    0.3920
$283,150 & Over      $283,150 & Over      42.62     5.23    6.97    8.71    10.46    12.20    13.94    0.396    0.050000    0.4262


  * Net amount subject to Federal and Alabama personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Alabama rate assumes itemization of state tax deduction.


ARKANSAS -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
----------------------------------------- INCOME                   TAX-EXEMPT YIELD                             AVERAGE    FED. &
      SINGLE               JOINT           TAX     -------------------------------------------------  FEDERAL    STATE       ST.
       1999                 1999         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,750                          18.74%    3.69%   4.92%   6.15%    7.38%    8.61%    9.84%    0.15    0.043983    0.1874
                     $      0- 43,050     19.63     3.73    4.98    6.22     7.47     8.71     9.95     0.15    0.054438    0.1963
$ 25,750- 62,450     $ 43,050-104,050     33.04     4.48    5.97    7.47     8.96    10.45    11.95     0.28    0.070000    0.3304
$ 62,450-130,250     $104,050-158,550     35.83     4.68    6.23    7.79     9.35    10.91    12.47     0.31    0.070000    0.3583
$130,250-283,150     $158,550-283,150     40.48     5.04    6.72    8.40    10.08    11.76    13.44     0.36    0.070000    0.4048
$283,150 & Over      $283,150 & Over      43.83     5.34    7.12    8.90    10.68    12.46    14.24    0.396    0.070000    0.4383


  * Net amount subject to Federal and Arkansas personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Arkansas rate assumes itemization of state tax deduction.


CALIFORNIA -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
----------------------------------------- INCOME                   TAX-EXEMPT YIELD                             AVERAGE    FED. &
      SINGLE               JOINT           TAX     -------------------------------------------------  FEDERAL    STATE       ST.
       1999                 1999         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,750                          17.86%    3.65%   4.87%   6.09%    7.30%    8.52%    9.74%    0.15    0.033654    0.1786
                     $      0- 43,050     17.42     3.63    4.84    6.05     7.27     8.48     9.69     0.15    0.028483    0.1742
$ 25,750- 62,450                          34.46     4.58    6.10    7.63     9.15    10.68    12.21     0.28    0.089706    0.3446
                     $ 43,050-104,050     34.08     4.55    6.07    7.58     9.10    10.62    12.14     0.28    0.084465    0.3408
$ 62,450-130,250     $104,050-158,550     37.42     4.79    6.39    7.99     9.59    11.19    12.78     0.31    0.093000    0.3742
$130,250-283,150     $158,550-283,150     41.95     5.17    6.89    8.61    10.34    12.06    13.78     0.36    0.093000    0.4195
$283,150 & Over      $283,150 & Over      45.22     5.48    7.30    9.13    10.95    12.78    14.60    0.396    0.093000    0.4522

  * Net amount subject to Federal and California personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and California rate assumes itemization of state tax deduction.



GEORGIA -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
----------------------------------------- INCOME                   TAX-EXEMPT YIELD                             AVERAGE    FED. &
      SINGLE               JOINT           TAX     -------------------------------------------------  FEDERAL    STATE       ST.
       1999                 1999         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,750                          19.47%    3.73%   4.97%   6.21%    7.45%    8.69%    9.93%    0.15    0.052621    0.1947
                     $      0- 43,050     19.59     3.73    4.97    6.22     7.46     8.71     9.95     0.15    0.053960    0.1959
$ 25,750- 62,450     $ 43,050-104,050     32.32     4.43    5.91    7.39     8.87    10.34    11.82     0.28    0.060000    0.3232
$ 62,450-130,250     $104,050-158,550     35.14     4.63    6.17    7.71     9.25    10.79    12.33     0.31    0.060000    0.3514
$130,250-283,150     $158,550-283,150     39.84     4.99    6.65    8.31     9.97    11.64    13.30     0.36    0.060000    0.3984
$283,150 & Over      $283,150 & Over      43.22     5.28    7.04    8.81    10.57    12.33    14.09    0.396    0.060000    0.4322


  * Net amount subject to Federal and Georgia personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Georgia rate assumes itemization of state tax deduction.


MARYLAND -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
----------------------------------------- INCOME                   TAX-EXEMPT YIELD                             AVERAGE    FED. &
      SINGLE               JOINT           TAX     -------------------------------------------------  FEDERAL    STATE       ST.
       1999                 1999         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,750                          18.98%    3.70%   4.94%   6.17%    7.41%    8.64%    9.87%    0.15    0.046786    0.1898
                     $      0- 43,050     19.05     3.71    4.94    6.18     7.41     8.65     9.88     0.15    0.047675    0.1905
$ 25,750- 62,450     $ 43,050-104,050     31.53     4.38    5.84    7.30     8.76    10.22    11.68     0.28    0.049000    0.3153
$ 62,450-130,250     $104,050-158,550     34.38     4.57    6.10    7.62     9.14    10.67    12.19     0.31    0.049000    0.3438
$130,250-283,150     $158,550-283,150     39.14     4.93    6.57    8.22     9.85    11.50    13.14     0.36    0.049000    0.3914
$273,150 & Over      $283,150 & Over      42.56     5.22    6.96    8.70    10.45    12.19    13.92    0.396    0.049000    0.4256


  * Net amount subject to Federal and Maryland personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Maryland rate assumes itemization of state tax deduction.


                                    THE MASSACHUSETTS RATE OF 5.95% IS BASED ON 1999 TAX RATES

MASSACHUSETTS -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
----------------------------------------- INCOME                   TAX-EXEMPT YIELD                             AVERAGE    FED. &
      SINGLE               JOINT           TAX     -------------------------------------------------  FEDERAL    STATE       ST.
       1999                 1999         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,750     $      0- 43,050     20.06%    3.75%   5.00%   6.25%    7.51%    8.76%   10.01%    0.15    0.059500    0.2006
$ 25,750- 62,450     $ 43,050-104,050     32.28     4.43    5.91    7.38     8.86    10.34    11.81     0.28    0.059500    0.3228
$ 62,450-130,250     $104,050-158,550     35.11     4.62    6.16    7.71     9.25    10.79    12.33     0.31    0.059500    0.3511
$130,250-283,150     $158,550-283,150     39.81     4.98    6.65    8.31     9.97    11.63    13.29     0.36    0.059500    0.3981
$283,150 & Over      $283,150 & Over      43.19     5.28    7.04    8.80    10.56    12.32    14.08    0.396    0.059500    0.4319

  * Net amount subject to Federal and Massachusetts personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Massachusetts rate assumes itemization of state tax deduction.



MISSISSIPPI -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
----------------------------------------- INCOME                   TAX-EXEMPT YIELD                             AVERAGE    FED. &
      SINGLE               JOINT           TAX     -------------------------------------------------  FEDERAL    STATE       ST.
       1999                 1999         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,750                          18.75%    3.69%   4.92%   6.15%    7.38%    8.62%    9.85%    0.15    0.044174    0.1875
                     $      0- 43,050     18.95     3.70    4.94    6.17     7.40     8.64     9.87     0.15    0.046515    0.1895
$ 25,750- 62,450     $ 43,050-104,050     31.60     4.39    5.85    7.31     8.77    10.23    11.70     0.28    0.050000    0.3160
$ 62,450-130,250     $104,050-158,550     34.45     4.58    6.10    7.63     9.15    10.68    12.20     0.31    0.050000    0.3445
$130,250-283,150     $158,550-283,150     39.20     4.93    6.58    8.22     9.87    11.51    13.16     0.36    0.050000    0.3920
$283,150 & Over      $283,150 & Over      42.62     5.23    6.97    8.71    10.46    12.20    13.94    0.396    0.050000    0.4262


  * Net amount subject to Federal and Mississippi personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Mississippi rate assumes itemization of state tax deduction.


NEW YORK STATE RESIDENTS (EXCEPT NEW YORK CITY RESIDENTS) -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
----------------------------------------- INCOME                   TAX-EXEMPT YIELD                             AVERAGE    FED. &
      SINGLE               JOINT           TAX     -------------------------------------------------  FEDERAL    STATE       ST.
       1999                 1999         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,750                          19.51%    3.73%   4.97%   6.21%    7.45%    8.70%    9.94%    0.15    0.053081    0.1951
                     $      0- 43,050     19.25     3.72    4.95    6.19     7.43     8.67     9.91     0.15    0.050055    0.1925
$ 25,750- 62,450     $ 43,050-104,050     32.93     4.47    5.96    7.45     8.95    10.44    11.93     0.28    0.068500    0.3293
$ 62,450-130,250     $104,050-158,550     35.73     4.67    6.22    7.78     9.34    10.89    12.45     0.31    0.068500    0.3573
$130,250-283,150     $158,550-283,150     40.38     5.03    6.71    8.39    10.06    11.74    13.42     0.36    0.068500    0.4038
$283,150 & Over      $283,150 & Over      43.74     5.33    7.11    8.89    10.66    12.44    14.22    0.396    0.068500    0.4374

 * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.

NEW YORK -- NEW YORK CITY RESIDENTS ONLY -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
           TAXABLE INCOME*                                                                                                  COMBINED
---------------------------------- INCOME                   TAX-EXEMPT YIELD                   AVERAGE   AVERAGE  AVERAGE    FED. &
      SINGLE            JOINT        TAX     --------------------------------------- FEDERAL    STATE      CITY    ADD'L       ST.
       1999              1999      BRACKET** 3.0%   4.0% 5.0%   6.0%    7.0%    8.0%   RATE      RATE      RATE   SURCHARGE   RATE
-------------------  ------------- --------  --------------------------------------- -------  ----------  ------  ---------  -------
$      0- 25,750                     22.41%  3.87% 5.16% 6.44%  7.73%   9.02%  10.31%   0.15   0.053081  0.029874  0.004182  0.2241
                  $      0- 43,050   22.13   3.85  5.14  6.42   7.71    8.99   10.27    0.15   0.050055  0.029652  0.004151  0.2213
$ 25,750- 62,450                     35.66   4.66  6.22  7.77   9.33   10.88   12.43    0.28   0.068500  0.033245  0.004654  0.3566
                  $ 43,050-104,050   35.65   4.66  6.22  7.77   9.32   10.88   12.43    0.28   0.068500  0.033174  0.004644  0.3565
$ 62,450-130,250                     38.37   4.87  6.49  8.11   9.74   11.36   12.98    0.31   0.068500  0.033575  0.004701  0.3837
                  $104,050-158,550   38.37   4.87  6.49  8.11   9.74   11.36   12.98    0.31   0.068500  0.033575  0.004701  0.3837
$130,250-283,150  $158,550-283,150   42.83   5.25  7.00  8.75  10.50   12.24   13.99    0.36   0.068500  0.033575  0.004701  0.4283
$283,150 & Over   $283,150 & Over    46.05   5.56  7.41  9.27  11.12   12.97   14.83   0.396   0.068500  0.033575  0.004701  0.4605

 * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.



NORTH CAROLINA -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                                                                COMBINED
------------------------------------  INCOME                   TAX-EXEMPT YIELD                                AVERAGE    FED. &
    SINGLE               JOINT          TAX     --------------------------------------------------   FEDERAL    STATE       ST.
     1999                 1999        BRACKET**  3.0%     4.0%     5.0%     6.0%     7.0%     8.0%     RATE      RATE     RATE***
-----------------  -----------------  --------  --------------------------------------------------   -------  ---------  --------
$      0- 25,750                       20.53%    3.78%    5.03%    6.29%     7.55%    8.81%   10.07%    0.15    0.065046    0.2053
                   $      0- 43,050    20.53     3.78     5.03     6.29      7.55     8.81    10.07     0.15    0.065062    0.2053
$ 25,750- 62,450                       33.08     4.48     5.98     7.47      8.97    10.46    11.95     0.28    0.070501    0.3308
                   $ 43,050-104,050    33.08     4.48     5.98     7.47      8.97    10.46    11.95     0.28    0.070498    0.3308
$ 62,450-130,250   $104,050-158,550    36.35     4.71     6.28     7.86      9.43    11.00    12.57     0.31    0.077500    0.3635
$130,250-283,150   $158,550-283,150    40.96     5.08     6.78     8.47     10.16    11.86    13.55     0.36    0.077500    0.4096
$283,150 & Over    $283,150 & Over     44.28     5.38     7.18     8.97     10.77    12.56    14.36    0.396    0.077500    0.4428


  * Net amount subject to Federal and North Carolina personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and North Carolina rate assumes itemization of state tax deduction.


PENNSYLVANIA -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                                                                COMBINED
------------------------------------  INCOME                   TAX-EXEMPT YIELD                                AVERAGE    FED. &
    SINGLE               JOINT          TAX     --------------------------------------------------   FEDERAL    STATE       ST.
     1999                 1999        BRACKET**  3.0%     4.0%     5.0%     6.0%     7.0%     8.0%     RATE      RATE     RATE***
-----------------  -----------------  --------  --------------------------------------------------   -------  ---------  --------
$      0- 25,750   $      0- 43,050    17.38%    3.63%    4.84%    6.05%     7.26%    8.47%    9.68%    0.15    0.028000    0.1738
$ 25,750- 62,450   $ 43,050-104,050    30.02     4.29     5.72     7.14      8.57    10.00    11.43     0.28    0.028000    0.3002
$ 62,450-130,250   $104,050-158,550    32.93     4.47     5.96     7.45      8.95    10.44    11.93     0.31    0.028000    0.3293
$130,250-283,150   $158,550-283,150    37.79     4.82     6.43     8.04      9.64    11.25    12.86     0.36    0.028000    0.3779
$283,150 & Over    $283,150 & Over     41.29     5.11     6.81     8.52     10.22    11.92    13.63    0.396    0.028000    0.4129


  * Net amount subject to Federal and Pennsylvania personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average rate for the Federal tax bracket.
*** Combined Federal and Pennsylvania rate assumes itemization of state tax deduction.


SOUTH CAROLINA -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                                                                COMBINED
------------------------------------  INCOME                   TAX-EXEMPT YIELD                                AVERAGE    FED. &
    SINGLE               JOINT          TAX     --------------------------------------------------   FEDERAL    STATE       ST.
     1999                 1999        BRACKET**  3.0%     4.0%     5.0%     6.0%     7.0%     8.0%     RATE      RATE     RATE***
-----------------  -----------------  --------  --------------------------------------------------   -------  ---------  --------
$      0- 25,750                       19.84%    3.74%    4.99%    6.24%     7.49%    8.73%    9.98%    0.15    0.056991    0.1984
                   $      0- 43,050    20.29     3.76     5.02     6.27      7.53     8.78    10.04     0.15    0.062219    0.2029
$ 25,750- 62,450   $ 43,050-104,050    33.04     4.48     5.97     7.47      8.96    10.45    11.95     0.28    0.070000    0.3304
$ 62,450-130,250   $104,050-158,550    35.83     4.68     6.23     7.79      9.35    10.91    12.47     0.31    0.070000    0.3583
$130,250-283,150   $158,550-283,150    40.48     5.04     6.72     8.40     10.08    11.76    13.44     0.36    0.070000    0.4048
$283,150 & Over    $283,150 & Over     43.83     5.34     7.12     8.90     10.68    12.46    14.24    0.396    0.070000    0.4383

  * Net amount subject to Federal and South Carolina personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and South Carolina rate assumes itemization of state tax deduction.

TENNESSEE -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                                                                COMBINED
------------------------------------  INCOME                   TAX-EXEMPT YIELD                                AVERAGE    FED. &
    SINGLE               JOINT          TAX     --------------------------------------------------   FEDERAL    STATE       ST.
     1999                 1999        BRACKET**  3.0%     4.0%     5.0%     6.0%     7.0%     8.0%     RATE      RATE     RATE***
-----------------  -----------------  --------  --------------------------------------------------   -------  ---------  --------
$      0- 25,750   $      0- 43,050    20.10%    3.75%    5.01%    6.26%     7.51%    8.76%   10.01%    0.15    0.060000    0.2010
$ 25,750- 62,450   $ 43,050-104,050    32.32     4.43     5.91     7.39      8.87    10.34    11.82     0.28    0.060000    0.3232
$ 62,450-130,250   $104,050-158,550    35.14     4.63     6.17     7.71      9.25    10.79    12.33     0.31    0.060000    0.3514
$130,250-283,150   $158,550-283,150    39.84     4.99     6.65     8.31      9.97    11.64    13.30     0.36    0.060000    0.3984
$283,150 & Over    $283,150 & Over     43.22     5.28     7.04     8.81     10.57    12.33    14.09    0.396    0.060000    0.4322


  * Net amount subject to Federal and Tennessee personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Tennessee rate assumes itemization of state tax deduction.


VIRGINIA -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
----------------------------------------- INCOME                   TAX-EXEMPT YIELD                             AVERAGE    FED. &
      SINGLE               JOINT           TAX     -------------------------------------------------  FEDERAL    STATE       ST.
       1999                 1999         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,750                          19.04%    3.71%   4.94%   6.18%    7.41%    8.65%    9.88%    0.15    0.047499    0.1904
                     $      0- 43,050     19.38     3.72    4.96    6.20     7.44     8.68     9.92     0.15    0.051518    0.1938
$ 25,750- 62,450     $ 43,050-104,050     32.14     4.42    5.89    7.37     8.84    10.32    11.79     0.28    0.057500    0.3214
$ 62,450-130,250     $104,050-158,550     34.97     4.61    6.15    7.69     9.23    10.76    12.30     0.31    0.057500    0.3497
$130,250-283,150     $158,550-283,150     39.68     4.97    6.63    8.29     9.95    11.60    13.26     0.36    0.057500    0.3968
$283,150 & Over      $283,150 & Over      43.07     5.27    7.03    8.78    10.54    12.30    14.05    0.396    0.057500    0.4307


  * Net amount subject to Federal and Virginia personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Virginia rate assumes itemization of state tax deduction.


WEST VIRGINIA -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                                COMBINED
----------------------------------------- INCOME                   TAX-EXEMPT YIELD                             AVERAGE    FED. &
      SINGLE               JOINT           TAX     -------------------------------------------------  FEDERAL    STATE       ST.
       1999                 1999         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE     RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,750                          18.08%    3.66%   4.88%   6.10%    7.32%    8.54%    9.77%    0.15    0.036261    0.1808
                     $      0- 43,050     18.47     3.68    4.91    6.13     7.36     8.59     9.81     0.15    0.040836    0.1847
$ 25,750- 62,450                          31.61     4.39    5.85    7.31     8.77    10.24    11.70     0.28    0.050170    0.3161
                     $ 43,050-104,050     32.58     4.45    5.93    7.42     8.90    10.38    11.87     0.28    0.063611    0.3258
$ 62,450-130,250     $104,050-158,550     35.49     4.65    6.20    7.75     9.30    10.85    12.40     0.31    0.065000    0.3549
$130,250-283,150     $158,550-283,150     40.16     5.01    6.68    8.36    10.03    11.70    13.37     0.36    0.065000    0.4016
$283,150 & Over      $283,150 & Over      43.53     5.31    7.08    8.85    10.63    12.40    14.17    0.396    0.065000    0.4353


  * Net amount subject to Federal and West Virginia personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and West Virginia rate assumes itemization of state tax deduction.

MFS(R) MUNICIPAL SERIES TRUST

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 1999, provides more detailed information about the fund and is incorporated into this prospectus by reference.


  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:


    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com


Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section at the above address.


    The fund's Investment Company Act file number is 811-4096.


                                                 MWT-1 3/99  138  24/224/324/824

-----------------------------
MFS(R) MUNICIPAL SERIES TRUST
-----------------------------

AUGUST 1, 1999

[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                                                         STATEMENT OF ADDITIONAL
                                                                     INFORMATION
MFS ALABAMA MUNICIPAL BOND FUND
MFS ARKANSAS MUNICIPAL BOND FUND
MFS CALIFORNIA MUNICIPAL BOND FUND
MFS FLORIDA MUNICIPAL BOND FUND
MFS GEORGIA MUNICIPAL BOND FUND
MFS MARYLAND MUNICIPAL BOND FUND
MFS MASSACHUSETTS MUNICIPAL BOND FUND
MFS MISSISSIPPI MUNICIPAL BOND FUND
MFS NEW YORK MUNICIPAL BOND FUND
MFS NORTH CAROLINA MUNICIPAL BOND FUND
MFS PENNSYLVANIA MUNICIPAL BOND FUND
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
MFS TENNESSEE MUNICIPAL BOND FUND
MFS VIRGINIA MUNICIPAL BOND FUND
MFS WEST VIRGINIA MUNICIPAL BOND FUND

500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated August 1, 1999. This SAI should be read in conjunction with the Prospectus. The Funds' financial statements are incorporated into this SAI by reference to each Fund's most recent Annual Report to shareholders. A copy of each Annual Report accompanies this SAI. You may obtain a copy of the Funds' Prospectus and Annual Reports without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).

This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Funds, while Part II contains information that generally applies to each of the Funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION


PART I


Part I of this SAI contains information that is particular to the Funds.


-------------------
  TABLE OF CONTENTS
-------------------


                                                                          Page
I       Definitions ....................................................     3
II      Management of the Funds ........................................     3
        The Funds ......................................................     3
        Trustees and Officers -- Identification and Background .........     3
        Trustees Compensation ..........................................     3
        Affiliated Service Provider Compensation .......................     3
III     Sales Charges and Distribution Plan Payments ...................     3
        Sales Charges ..................................................     3
        Distribution Plan  Payments ....................................     3
IV      Portfolio Transactions and Brokerage Commissions ...............     3
V       Share Ownership ................................................     3
VI      Performance Information ........................................     3
VII     Investment Techniques, Practices, Risks and Restrictions .......     3
        Investment Techniques, Practices and Risks .....................     3
        Investment Restrictions ........................................     4
VIII    Tax Considerations .............................................     5
IX      Independent Auditors and Financial Statements ..................     5
        Appendix A -- Trustees and Officers -- Identification and
                      Background .......................................     A
        Appendix B -- Trustee Compensation .............................     B
        Appendix C -- Affiliated Service Provider Compensation .........     C
        Appendix D -- Sales Charges and Distribution Plan Payments .....     D
        Appendix E -- Portfolio Transactions and Brokerage Commissions .     E
        Appendix F -- Share Ownership ..................................     F
        Appendix G -- Performance Information ..........................     G
        Appendix H -- Additional Information Regarding the States ......     H

I     DEFINITIONS


      "Funds" - MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund, each a series of the Trust.

      "Trust" - MFS Municipal Series Trust, a Massachusetts business trust, organized in 1984. On August 27, 1993, the Trust changed its name from "MFS Multi-State Municipal Bond Trust." On August 3, 1992 the Trust changed its name from "MFS Managed Multi-State Municipal Bond Trust." The Trust was known as "MFS Managed Multi-State Tax-Exempt Trust" until its name was changed effective August 12, 1988.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.


      "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" - The Prospectus of the Funds, dated August 1, 1999, as amended or supplemented from time to time.

II    MANAGEMENT OF THE FUNDS

      THE FUNDS
      The Funds are non-diversified series of the Trust. The Trust is an open-end management investment company.


      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix A of this Part I.

      TRUSTEE COMPENSATION
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, is set forth in Appendix B of this Part I.


      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by each Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix C to this Part I.


III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix D to this Part I, together with the Funds' schedule of dealer reallowances.


      DISTRIBUTION PLAN PAYMENTS
      Payments made by each Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.


IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


      Brokerage commissions paid by each Fund for certain specified periods, and information concerning purchases by the Funds of securities issued by their regular broker-dealers for the Funds' most recent fiscal year, are set forth in Appendix E to this Part I.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Funds. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $53,050 of commission business from certain MFS funds (including the Funds) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Funds and the Adviser).


V     SHARE OWNERSHIP


      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, by investors who control a Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.


VI    PERFORMANCE INFORMATION


      Performance information, as quoted by the Funds in sales literature and marketing materials, is set forth in Appendix G to this Part I.


VII   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS


      INVESTMENT TECHNIQUES, PRACTICES AND RISKS
      The investment objective and principal investment policies of each Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, a Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to these investment techniques and practices for each Fund:

        o Speculative Securities and Lower Rated Securities may not exceed 33% of a Fund's net assets;

        o Revenue Bonds may not exceed 100% of a Fund's net assets.

      INVESTMENT RESTRICTIONS
      Each Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or
      (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy).


        Terms used below (such as Options and Futures Contracts) are defined in
      Part II of this SAI.


        The Funds may not:

          (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that the Trust would borrow money on behalf of a Fund only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities) (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and payment of initial and variation margin in connection therewith are not considered a pledge of assets); (for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below);

          (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit on behalf of a Fund as may be necessary for the clearance of purchases and sales of securities and except that the Trust may make deposits on behalf of a Fund on margin in connection with Options, Futures Contracts and Options on Futures Contracts;

          (3) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of Futures or the writing (in the case of each Fund except the California Fund), purchasing and selling of puts, calls or combination thereof with respect to securities and Futures Contracts;

          (4) underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

          (5) make loans to other persons except by purchase of debt instruments consistent with a Fund's investment policies or except through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of a Fund's total assets will be invested in repurchase agreements maturing in more than seven days;

          (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except in connection with Futures Contracts, Options on Futures Contracts and, in the case of each Fund except the California Fund, options) in the ordinary course of business (the Trust reserves the freedom of action to hold for a Fund's portfolio and to sell real estate acquired as a result of that Fund's ownership of securities);

          (7) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by any Fund; or

          (8) issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

        For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

        As a non-fundamental policy, each Fund will not knowingly invest in illiquid securities including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's assets (taken at market value) would be invested in such securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegate), will not be subject to this 15% limitation.

        In addition, the Trust has adopted the following operating policy for each Fund which is not fundamental and which may be changed without shareholder approval. The Trust may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed upon price on an agreed upon date) on behalf of a Fund (other than the California Fund) only with member banks of the Federal Reserve System and broker-dealers and only for U.S. Government securities. The Trust may enter into repurchase agreements on behalf of the California Fund with a vendor, which is usually a member bank of the Federal Reserve or a member firm (or a subsidiary thereof) of the Exchange, and only for U.S. Government securities. If the vendor of a repurchase agreement fails to pay the sum agreed to on the agreed upon delivery date, the Trust would have the right to sell the U.S. Government securities for that Fund, but might incur a loss in so doing and in certain cases may not be permitted to sell the U.S. Government securities. As noted in paragraph (5) above, the Trust may not invest more than 10% of the total assets of any Fund in repurchase agreements maturing in more than seven days.

      STATE AND FEDERAL RESTRICTIONS: In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy of the Trust, the Trust will not, on behalf of: (i) any Fund borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the portfolio of the Fund at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)); (ii) any Fund invest for the purpose of exercising control or management; or; (iii) any Fund (except the California Fund) purchase securities (other than bonds, notes, and obligations issued or guaranteed by the United States or any agency or instrumentality of the United States, which may be purchased without limitation) if as a result, at the close of any quarter in the Trust's taxable year, 25% or more of a Fund's total assets would be invested in securities of any one issuer. In addition, the Trust will not, on behalf of the California Fund, pledge, mortgage or hypothecate for any purpose in excess of 15% of such Fund's net assets (taken at market value). These policies are not fundamental and may be changed by the Trust with respect to any Fund without shareholder approval in response to changes in the various state and federal requirements.

      PERCENTAGE AND RATING RESTRICTIONS: Except for Investment Restriction (1) and the non-fundamental investment policy regarding illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

VIII  TAX CONSIDERATIONS


      For a discussion of tax considerations, see Part II of this SAI.

IX    INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


      Deloitte & Touche LLP are the Funds' independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

        For each Fund, the Portfolio of Investments and the Statement of Assets and Liabilities at March 31, 1999, the Statement of Operations for the year ended March 31, 1999, the Statement of Changes in Net Assets for the two years ended March 31, 1999, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of each Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of each Annual Report accompanies this SAI.

---------------------
  PART I - APPENDIX A
---------------------

    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
    The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

    TRUSTEES
    JEFFREY L. SHAMES,* Chairman and President (born 6/2/55)
    Massachusetts Financial Services Company, Chairman and Chief Executive
    Officer

    RICHARD B. BAILEY* (born 9/14/26)
    Private Investor; Massachusetts Financial Services Company, former Chairman and Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

    MARSHALL N. COHAN (born 11/14/26)
    Private Investor
    Address: 2524 Bedford Mews Drive, Wellington, Florida

    LAWRENCE H. COHN, M.D., (born 3/11/37)
    Brigham and Women's Hospital, Chief of Cardiac Surgery;
    Harvard Medical School, Professor of Surgery
    Address: 75 Francis Street, Boston, Massachusetts

    THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
    Edmund Gibbons Limited, Chief Executive Officer;
    Colonial Insurance Company Ltd., Director and Chairman
    Address: 21 Reid Street, Hamilton, Bermuda

    ABBY M. O'NEILL (born 4/27/28)
    Private Investor; Rockefeller Financial Services, Inc.
    (investment advisers), Director
    Address: 30 Rockefeller Plaza, Room 5600, New York,
    New York

    WALTER E. ROBB, III (born 8/18/26)
    Benchmark Advisors, Inc. (corporate financial consultants), President and Treasurer; Benchmark Consulting Group, Inc. (office services), President; CitiFunds and CitiSelect Folios (mutual funds), Trustee
    Address: 110 Broad Street, Boston, Massachusetts

    ARNOLD D. SCOTT* (born 12/16/42)
    Massachusetts Financial Services Company, Senior Executive Vice President and Secretary

    J. DALE SHERRATT (born 9/23/38)
    Insight Resources, Inc. (acquisition planning specialists),
    President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993)
    Address: 294 Washington Street, Boston, Massachusetts


    WARD SMITH (born 9/13/30)
    NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand Corporation (diversified mechanical manufacturer), Director
    Address: 36080 Shaker Blvd., Hunting Valley, Ohio


    OFFICERS
    W. THOMAS LONDON,* Treasurer (born 3/1/44)
    Massachusetts Financial Services Company, Senior
    Vice President

    JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
    Massachusetts Financial Services Company, Senior Vice President

    ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
    Massachusetts Financial Services Company, Vice President (since September
    1996); Deloitte & Touch LLP, Senior Manager (prior to September 1996)

    MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
    Massachusetts Financial Services Company, Vice President (since March
    1997); Putnam Investments, Vice President (from September 1994 until March
    1997); Ernst & Young LLP, Senior Tax Manager (prior to September 1994)

    STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
    Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

    JAMES R. BORDEWICK, JR.,* Assistant Secretary
    (born 3/6/59) Massachusetts Financial Services Company,
    Senior Vice President and Associate General Counsel


    GEOFFREY L. SCHECHTER, Vice President (born 12/17/62)
    Massachusetts Financial Services Company, Vice President

    ----------------
    * "Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.


    Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada.

---------------------
  PART I - APPENDIX B
---------------------

    TRUSTEE COMPENSATION
    Each Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive from each Fund a fee of $833 per year plus $67 per meeting and $67 per committee meeting attended, together with such Trustee's out-of-pocket expenses. In addition, the Trust has a retirement plan for these Trustees as described under the caption "Management of the Funds -- Trustee Retirement Plan" in Part II. The Retirement Age under the plan is 75.

    TRUSTEE COMPENSATION TABLES
    ...................................................................................................................
    ALABAMA FUND                                      RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $429                     10                   $259,430
    Marshall N. Cohan                   1,633                 660                     12                    143,259
    Lawrence H. Cohn                    1,590                 296                     18                    153,579
    Sir J. David Gibbons                1,500                 600                     12                    130,059
    Abby M. O'Neill                     1,500                 358                     10                    130,059
    Walter E. Robb, III                 1,724                 413                      9                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                     N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                     N/A
    J. Dale Sherratt                    1,672                 357                     20                    157,714
    Ward Smith                          1,606                 446                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.


    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).


    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                 $675
          1,459                            219                    365                    511                  730
          1,569                            235                    392                    549                  784
          1,678                            252                    419                    587                  839
          1,787                            268                    447                    625                  894
          1,896                            284                    474                    664                  948

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.


    ..................................................................................................................
    ARKANSAS FUND                                     RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $429                     10                   $259,430
    Marshall N. Cohan                   1,633                 495                     10                    143,259
    Lawrence H. Cohn                    1,650                 296                     18                    153,579
    Sir J. David Gibbons                1,500                 450                     10                    130,059
    Abby M. O'Neill                     1,500                 358                     10                    130,059
    Walter E. Robb, III                 1,783                 413                      9                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,697                 357                     20                    157,714
    Ward Smith                          1,631                 446                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                 $675
          1,472                            221                    368                    515                  736
          1,595                            239                    399                    558                  797
          1,717                            258                    429                    601                  858
          1,839                            276                    460                    644                  920
          1,961                            294                    490                    686                  981

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



    ..................................................................................................................
    CALIFORNIA FUND                                   RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500               $  773                    10                   $259,430
    Marshall N. Cohan                   1,633                  556                    14                    143,259
    Lawrence H. Cohn                    1,796                  556                    18                    153,579
    Sir J. David Gibbons                1,500                1,260                    13                    130,059
    Abby M. O'Neill                     1,500                  644                    10                    130,059
    Walter E. Robb, III                 1,929                1,425                    17                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,760                  660                    20                    157,714
    Ward Smith                          1,694                  446                    13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                $  675
          1,504                            226                    376                    527                   752
          1,659                            249                    415                    581                   829
          1,813                            272                    453                    635                   907
          1,968                            295                    492                    689                   984
          2,122                            318                    530                    743                 1,061

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



    ..................................................................................................................
    FLORIDA FUND                                      RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $429                     10                   $259,430
    Marshall N. Cohan                   1,633                 495                     10                    143,259
    Lawrence H. Cohn                    1,601                 296                     18                    153,579
    Sir J. David Gibbons                1,500                 450                     10                    130,059
    Abby M. O'Neill                     1,500                 358                     10                    130,059
    Walter E. Robb, III                 1,734                 413                      9                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,676                 357                     20                    157,714
    Ward Smith                          1,610                 446                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                 $675
          1,461                            219                    365                    512                  731
          1,573                            236                    393                    551                  786
          1,684                            253                    421                    590                  842
          1,796                            269                    449                    629                  898
          1,907                            286                    477                    668                  954

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



    ..................................................................................................................
    GEORGIA FUND                                      RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $429                     10                   $259,430
    Marshall N. Cohan                   1,633                 743                     14                    143,259
    Lawrence H. Cohn                    1,577                 296                     18                    153,579
    Sir J. David Gibbons                1,500                 675                     13                    130,059
    Abby M. O'Neill                     1,500                 358                     10                    130,059
    Walter E. Robb, III                 1,711                 743                     14                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,666                 357                     20                    157,714
    Ward Smith                          1,600                 446                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                 $675
          1,456                            218                    364                    510                  728
          1,563                            234                    391                    547                  781
          1,669                            250                    417                    584                  835
          1,776                            266                    444                    621                  888
          1,882                            282                    471                    659                  941

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



    ..................................................................................................................
    MARYLAND FUND                                     RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $429                     10                   $259,430
    Marshall N. Cohan                   1,633                 743                     14                    143,259
    Lawrence H. Cohn                    1,660                 296                     18                    153,579
    Sir J. David Gibbons                1,500                 675                     13                    130,059
    Abby M. O'Neill                     1,500                 358                     10                    130,059
    Walter E. Robb, III                 1,794                 743                     17                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,702                 357                     20                    157,714
    Ward Smith                          1,636                 446                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                 $675
          1,475                            221                    369                    576                  737
          1,599                            240                    400                    560                  800
          1,724                            259                    431                    603                  862
          1,849                            277                    462                    647                  924
          1,973                            296                    493                    691                  987

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



    ..................................................................................................................
    MASSACHUSETTS FUND                                RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $429                     10                   $259,430
    Marshall N. Cohan                   1,633                 743                     17                    143,259
    Lawrence H. Cohn                    1,780                 296                     18                    153,579
    Sir J. David Gibbons                1,500                 675                     13                    130,059
    Abby M. O'Neill                     1,500                 358                     10                    130,059
    Walter E. Robb, III                 1,913                 743                     17                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,753                 357                     20                    157,714
    Ward Smith                          1,687                 446                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                $  675
          1,501                            225                    375                    525                   750
          1,652                            248                    413                    578                   826
          1,803                            270                    451                    631                   901
          1,953                            293                    488                    684                   977
          2,104                            316                    526                    737                 1,052

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



    ..................................................................................................................
    MISSISSIPPI FUND                                  RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $357                      9                   $259,430
    Marshall N. Cohan                   1,633                 413                      9                    143,259
    Lawrence H. Cohn                    1,584                 296                     18                    153,579
    Sir J. David Gibbons                1,500                 375                      9                    130,059
    Abby M. O'Neill                     1,500                 358                     10                    130,059
    Walter E. Robb, III                 1,717                 413                      9                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,669                 357                     20                    157,714
    Ward Smith                          1,603                 446                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                 $675
          1,458                            219                    364                    510                  729
          1,565                            235                    391                    548                  783
          1,673                            251                    418                    586                  837
          1,781                            267                    445                    623                  890
          1,889                            283                    472                    661                  944

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



    ..................................................................................................................
    NEW YORK FUND                                     RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $429                     10                   $259,430
    Marshall N. Cohan                   1,633                 743                     14                    143,259
    Lawrence H. Cohn                    1,656                 296                     18                    153,579
    Sir J. David Gibbons                1,500                 675                     13                    130,059
    Abby M. O'Neill                     1,500                 358                     10                    130,059
    Walter E. Robb, III                 1,790                 743                     14                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,700                 357                     20                    157,714
    Ward Smith                          1,634                 446                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                 $675
          1,474                            221                    368                    516                  737
          1,598                            240                    399                    559                  799
          1,721                            258                    430                    602                  861
          1,845                            277                    461                    646                  923
          1,969                            295                    492                    689                  985

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



    ..................................................................................................................
    NORTH CAROLINA FUND                               RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $429                     10                   $259,430
    Marshall N. Cohan                   1,633                 743                     14                    143,259
    Lawrence H. Cohn                    1,967                 296                     18                    153,579
    Sir J. David Gibbons                1,500                 675                     13                    130,059
    Abby M. O'Neill                     1,500                 358                     10                    130,059
    Walter E. Robb, III                 2,100                 743                     17                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,833                 357                     20                    157,714
    Ward Smith                          1,767                 446                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                $  675
          1,542                            231                    386                    540                   771
          1,734                            260                    434                    607                   867
          1,926                            289                    482                    674                   963
          2,118                            318                    530                    741                 1,059
          2,310                            347                    578                    809                 1,155

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



    ..................................................................................................................
    PENNSYLVANIA FUND                                 RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $357                      9                   $259,430
    Marshall N. Cohan                   1,633                 413                      9                    143,259
    Lawrence H. Cohn                    1,543                 296                     18                    153,579
    Sir J. David Gibbons                1,500                 375                      9                    130,059
    Abby M. O'Neill                     1,500                 358                     10                    130,059
    Walter E. Robb, III                 1,676                 413                      9                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,651                 357                     20                    157,714
    Ward Smith                          1,585                 446                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                 $675
          1,449                            217                    362                    507                  724
          1,547                            232                    387                    542                  774
          1,646                            247                    412                    576                  823
          1,745                            262                    436                    611                  872
          1,844                            277                    461                    645                  922

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



    ..................................................................................................................
    SOUTH CAROLINA FUND                               RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $429                     10                   $259,430
    Marshall N. Cohan                   1,633                 743                     14                    143,259
    Lawrence H. Cohn                    1,693                 296                     18                    153,579
    Sir J. David Gibbons                1,500                 675                     13                    130,059
    Abby M. O'Neill                     1,500                 358                     10                    130,059
    Walter E. Robb, III                 1,827                 743                     17                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,716                 357                     20                    157,714
    Ward Smith                          1,650                 446                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                $  675
          1,482                            222                    370                    519                   741
          1,614                            242                    403                    565                   807
          1,746                            262                    436                    611                   873
          1,878                            282                    469                    657                   939
          2,010                            301                    502                    703                 1,005

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



    ..................................................................................................................
    TENNESSEE FUND                                    RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $429                     10                   $259,430
    Marshall N. Cohan                   1,633                 743                     13                    143,259
    Lawrence H. Cohn                    1,636                 296                     18                    153,579
    Sir J. David Gibbons                1,500                 675                     13                    130,059
    Abby M. O'Neill                     1,500                 358                     10                    130,059
    Walter E. Robb, III                 1,769                 743                     13                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,691                 357                     20                    157,714
    Ward Smith                          1,625                 446                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                 $675
          1,469                            220                    367                    514                  735
          1,588                            238                    397                    556                  794
          1,708                            256                    427                    598                  854
          1,827                            274                    457                    639                  913
          1,946                            292                    486                    681                  973

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



    ..................................................................................................................
    VIRGINIA FUND                                     RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $429                     10                   $259,430
    Marshall N. Cohan                   1,633                 743                     14                    143,259
    Lawrence H. Cohn                    1,941                 296                     18                    153,579
    Sir J. David Gibbons                1,500                 675                     13                    130,059
    Abby M. O'Neill                     1,500                 358                     10                    130,059
    Walter E. Robb, III                 2,074                 743                     17                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,822                 357                     20                    157,714
    Ward Smith                          1,756                 446                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                $  675
          1,536                            230                    384                    538                   768
          1,723                            258                    431                    603                   861
          1,909                            286                    477                    668                   954
          2,095                            314                    524                    733                 1,048
          2,281                            342                    570                    798                 1,141

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



    ..................................................................................................................
    WEST VIRGINIA FUND                                RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                    TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                         FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                  $1,500                $429                     10                   $259,430
    Marshall N. Cohan                   1,633                 743                     14                    143,259
    Lawrence H. Cohn                    1,657                 296                     18                    153,579
    Sir J. David Gibbons                1,500                 675                     13                    130,059
    Abby M. O'Neill                     1,500                 358                     10                    130,059
    Walter E. Robb, III                 1,790                 743                     17                    171,154
    Arnold D. Scott                     N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames                   N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                    1,700                 357                     20                    157,714
    Ward Smith                          1,634                 446                     13                    146,739

    ----------------
    (1) For the fiscal year ending March 31, 1999.

    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion)
        except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at
        December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    .................................................................................................................
                                            YEARS OF SERVICE
         AVERAGE          -------------------------------------------------------------------------------------------
      TRUSTEES FEES                        3                      5                      7                10 OR MORE
    -----------------     -------------------------------------------------------------------------------------------
         $1,350                           $203                   $338                   $473                 $675
          1,474                            221                    368                    516                  737
          1,598                            240                    399                    559                  799
          1,721                            258                    430                    602                  861
          1,845                            277                    461                    646                  923
          1,969                            295                    492                    689                  985

    ----------------
    (4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

---------------------
  PART I - APPENDIX C
---------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ...............................................................................................................................


    Each Fund paid compensation to its affiliated service providers over the specified periods as follows:

                                                    PAID TO MFS     AMOUNT      PAID TO MFS FOR     PAID TO MFSC        AGGREGATE
                                                   FOR ADVISORY     WAIVED      ADMINISTRATIVE      FOR TRANSFER      AMOUNT PAID TO
    FISCAL YEAR ENDED      FUND                      SERVICES       BY MFS         SERVICES        AGENCY SERVICES     MFS AND MFSC
    -----------------------------------------------------------------------------------------------------------------------------
    March 31, 1999         Alabama Fund .........   $  358,131     $101,206         $10,459           $ 93,747          $  462,337
                           Arkansas Fund ........      587,793      165,631          17,168            153,988             758,949
                           California Fund ......    1,054,020      504,007          35,033            318,592           1,407,645
                           Florida Fund .........      406,928      115,587          11,857            106,803             525,588
                           Georgia Fund .........      308,234       86,945           8,988             80,775             397,997
                           Maryland Fund ........      660,060      187,289          19,224            173,209             852,493
                           Massachusetts Fund ...    1,120,688      317,038          32,667            293,874           1,447,229
                           Mississippi Fund .....      328,339       92,749           9,599             86,069             424,007
                           New York Fund ........      619,382      174,958          18,071            162,359             799,812
                           North Carolina Fund ..    1,841,250      519,591          53,811            482,539           2,377,600
                           Pennsylvania Fund ....       29,272      199,040           5,215             46,896             229,842
                           South Carolina Fund ..      764,290      216,017          22,313            200,373             986,976
                           Tennessee Fund .......      547,030      154,783          16,004            143,458             706,492
                           Virginia Fund ........    1,741,013      491,314          50,821            456,269           2,248,103
                           West Virginia Fund ...      631,768      178,516          18,443            165,623             815,834

    March 31, 1998         Alabama Fund .........   $  406,678     $ 55,426         $11,875           $105,726          $  524,279
                           Arkansas Fund ........      706,877       95,452          20,632            183,675             911,184
                           California Fund ......    1,084,265      407,800          38,331            340,548           1,463,149
                           Florida Fund .........      459,188       63,152          13,397            119,388             591,973
                           Georgia Fund .........      319,090       71,098          10,002             89,058             418,150
                           Maryland Fund ........      657,155      146,404          20,597            183,384             861,136
                           Massachusetts Fund ...    1,141,991      254,419          35,807            318,677           1,496,475
                           Mississippi Fund .....      371,239       50,559          10,839             96,505             478,583
                           New York Fund ........      710,454       96,880          20,744            184,686             915,884
                           North Carolina Fund ..    1,927,622      429,491          60,449            538,011           2,526,082
                           Pennsylvania Fund ....      149,076       70,220           5,618             50,095             204,789
                           South Carolina Fund ..      786,867      175,283          24,661            219,563           1,031,091
                           Tennessee Fund .......      565,280      125,923          17,714            157,738             740,732
                           Virginia Fund ........    1,849,480      412,175          58,011            516,345           2,423,836
                           West Virginia Fund ...      692,403       95,657          20,233            180,179             892,815

    March 31, 1997         Alabama Fund .........   $  477,327        N/A           $ 1,119*          $129,467          $  607,913
                           Arkansas Fund ........      908,167        N/A             2,041*           244,040           1,154,248
                           California Fund ......    1,156,144     $432,694           3,698*           438,215           1,598,057
                           Florida Fund .........      549,091        N/A             1,271*           152,419             702,781
                           Georgia Fund .........      361,309       48,303             924*           113,858             476,091
                           Maryland Fund ........      716,338       97,218           1,917*           223,555             941,810
                           Massachusetts Fund ...    1,244,262      169,487           3,335*           380,853           1,628,450
                           Mississippi Fund .....      455,195        N/A             1,033*           127,294             583,522
                           New York Fund ........      856,664        N/A             1,978*           240,687           1,099,329
                           North Carolina Fund ..    2,129,831      288,877           5,652*           658,102           2,793,585
                           Pennsylvania Fund ....       43,590      192,560             486*            75,492             119,568
                           South Carolina Fund ..      864,108      116,415           2,269*           269,710           1,136,087
                           Tennessee Fund .......      599,164       82,026           1,627*           187,080             787,871
                           Virginia Fund ........    2,093,440      284,139           5,513*           645,945           2,744,898
                           West Virginia Fund ...      800,535        N/A             1,895*           218,094           1,020,524
    --------------------
    * From March 1, 1997, the commencement of the Master Administrative Services Agreement.


---------------------
  PART I - APPENDIX D
---------------------

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges
 .......................................................................................................................

The following sales charges were paid during the specified periods:

                                                    CLASS A INITIAL SALES CHARGES:          CDSC PAID TO MFD ON:
                                                             RETAINED     REALLOWED     CLASS A       CLASS B   CLASS C
    FISCAL YEAR ENDED FUND                        TOTAL       BY MFD      TO DEALERS    SHARES        SHARES    SHARES
    -------------------------------------------------------------------------------------------------------------------
    March 31, 1999    Alabama Fund .........    $108,520     $ 19,748      $ 88,772       $  0       $  6,416       N/A
                      Arkansas Fund ........     198,528       36,328       162,200          0         21,721       N/A
                      California Fund ......     619,632       76,342       543,290        974        112,036      $4,652
                      Florida Fund .........     202,508       37,542       164,966          0         57,452       N/A
                      Georgia Fund .........     119,481       22,142        97,339      2,205         29,187       N/A
                      Maryland Fund ........     346,428       62,533       283,895      3,442         51,486       N/A
                      Massachusetts Fund ...     341,909       64,725       277,184          0         53,610       N/A
                      Mississippi Fund .....     166,909       32,149       134,760          0         15,166       N/A
                      New York Fund ........     154,861       18,378       136,483          0         31,372       N/A
                      North Carolina Fund ..     505,625       93,621       412,004        442         82,72-       5,784
                      Pennsylvania Fund ....     123,147       22,079       101,068          0              0       N/A
                      South Carolina Fund ..     222,201       38,746       183,455          0         43,987       N/A
                      Tennessee Fund .......     159,324       29,488       129,836         18         55,013       N/A
                      Virginia Fund ........     573,270      100,381       472,889          0         85,371         177
                      West Virginia Fund ...     288,957       52,864       236,093          3         50,079       N/A

    March 31, 1998    Alabama Fund .........    $ 79,773     $ 14,663      $ 65,110    $     0       $  8,330       N/A
                      Arkansas Fund ........     126,054       23,166       102,888          2         25,612       N/A
                      California Fund ......     425,922       45,709       380,213     14,977         84,822     $2,944
                      Florida Fund .........     100,762       18,009        82,753         12         41,233       N/A
                      Georgia Fund .........      92,279       16,416        75,863          0         46,591       N/A
                      Maryland Fund ........     220,626       40,185       180,441          1         49,229       N/A
                      Massachusetts Fund ...     267,572       43,427       224,145          0         36,343       N/A
                      Mississippi Fund .....     101,830       17,405        84,425          0         48,915       N/A
                      New York Fund ........     140,300       13,837       126,463      4,763         64,504       N/A
                      North Carolina Fund ..     585,489      102,313       483,176          0        104,578      4,497
                      Pennsylvania Fund ....     108,436       19,765        88,671          0         26,291       N/A
                      South Carolina Fund ..     233,793       39,848       193,945         82         48,837       N/A
                      Tennessee Fund .......     189,839       35,227       154,612          0         34,989       N/A
                      Virginia Fund ........     450,258       81,631       368,627          0         81,775      3,974
                      West Virginia Fund ...     269,151       48,338       220,813          9         34,856       N/A

    March 31, 1997    Alabama Fund .........    $ 79,263     $ 13,874      $ 65,389    $     0       $  7,246       N/A
                      Arkansas Fund ........     213,175       34,851       178,324          0         24,877       N/A
                      California Fund ......     395,428       47,656       347,772     16,440        171,782     $3,203
                      Florida Fund .........     105,485       18,617        86,868         10         50,353       N/A
                      Georgia Fund .........      75,317       13,894        61,423        244         45,183       N/A
                      Maryland Fund ........     171,161       29,470       141,691          0         39,109       N/A
                      Massachusetts Fund ...     215,714       38,548       177,166         47         29,809       N/A
                      Mississippi Fund .....     102,571       18,104        84,467          0         48,353       N/A
                      New York Fund ........     178,037       19,546       158,491         51         95,716       N/A
                      North Carolina Fund ..     408,720       72,935       335,785          0        103,158      1,076
                      Pennsylvania Fund ....      81,678       11,850        69,828     11,294         33,143       N/A
                      South Carolina Fund ..     212,098       36,896       175,202        683         40,979       N/A
                      Tennessee Fund .......     139,799       25,070       114,729          0         53,602       N/A
                      Virginia Fund ........     356,635       62,832       293,803          0         89,149       N/A
                      West Virginia Fund ...     220,027       38,916       181,111          0         54,376       N/A


    DEALER REALLOWANCES
    .......................................................................................................................

    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:


                                                      DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                               PERCENT OF OFFERING PRICE
    -----------------------------------------------------------------------------------------------------------------------
    Less than $100,000                                         4.00%
    $100,000 but less than $250,000                            3.20%
    $250,000 but less than $500,000                            2.25%
    $500,000 but less than $1,000,000                          1.70%
    $1,000,000 or more                                         None*

    ----------------
    *A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    .......................................................................................................................
    During the fiscal year ended March 31, 1999, the Fund made the following Distribution Plan payments:

                                                              AMOUNT OF DISTRIBUTION AND SERVICE FEES:
    CLASS OF SHARES                                     PAID BY FUND       RETAINED BY MFD    PAID TO DEALERS
    -----------------------------------------------------------------------------------------------------------------------
    Alabama Fund Class A  ..................              $  184,900           $  4,105            180,795
    Alabama Fund Class B  ..................                  94,949                526             94,423
    Arkansas Fund Class A ..................                 128,167              4,208            123,959
    Arkansas Fund Class B ..................                  66,444                761             65,683
    California Fund Class A ................                  30,155              1,293             28,862
    California Fund Class B ................                 414,404                126            414,278
    California Fund Class C ................                  65,771                  0             65,771
    Florida Fund Class A ...................                       0                  0                  0
    Florida Fund Class B ...................                 147,374                  0              9,990
    Georgia Fund Class A ...................                 147,756              5,961            141,795
    Georgia Fund Class B ...................                 126,969              2,374            124,595
    Maryland Fund Class A ..................                 452,561             20,641            431,920
    Maryland Fund Class B ..................                 246,599              2,208            244,391
    Massachusetts Fund Class A .............                 836,875             58,009            778,866
    Massachusetts Fund Class B .............                 221,142                600            220,542
    Mississippi Fund Class A ...............                       0                  0                  0
    Mississippi Fund Class B ...............                  83,668             80,810              2,858
    New York Fund Class A ..................                 288,997             14,407            274,590
    New York Fund Class B ..................                 287,201              5,719            281,482
    North Carolina Fund Class A ............               1,293,941             26,486          1,267,455
    North Carolina Fund Class B ............                 483,772              6,414            177,358
    North Carolina Fund Class C ............                 108,492                 51            108,441
    Pennsylvania Fund Class A ..............                       0                  0                  0
    Pennsylvania Fund Class B ..............                 170,157            163,197              6,960
    South Carolina Fund Class A ............                 511,304              8,410            502,894
    South Carolina Fund Class B ............                 320,229              2,550            317,679
    Tennessee Fund Class A .................                 376,654             11,621            365,033
    Tennessee Fund Class B .................                 199,023              2,106            196,917
    Virginia Fund Class A ..................               1,284,437             28,038          1,256,399
    Virginia Fund Class B ..................                 341,856              3,139            338,717
    Virginia Fund Class C ..................                  44,052                  0             44,052
    West Virginia Fund Class A .............                 457,498              7,884            449,614
    West Virginia Fund Class B .............                 165,063              3,233            161,830

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.


---------------------
  PART I - APPENDIX E
---------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................


    The following brokerage commissions were paid by each Fund during the specified time periods:

                                                         BROKERAGE COMMISSIONS
    FISCAL YEAR END               FUND                       PAID BY FUND
    --------------------------------------------------------------------------
    March 31, 1999                                                    None
    March 31, 1998                                                    None
    March 31, 1997                                                    None

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................

    During the fiscal year ended March 31, 1999, the Funds purchased securities issued by the following regular broker-dealer of the Funds, which had the following value as of March 31, 1999:

                                                            VALUE OF SECURITIES
    BROKER-DEALER                                           AS OF MARCH 31, 1999
    -------------------------------------------------------------------------
                                                               $

---------------------
  PART I - APPENDIX F
---------------------

    SHARE OWNERSHIP


    OWNERSHIP BY TRUSTEES AND OFFICERS
    As of April 23, 1999, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Funds' shares.

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who beneficially own 25% or more of the Funds' shares (all share classes taken together) as of April 23, 1999, and are therefore presumed to control the Fund:

                                                         JURISDICTION OF ORGANIZATION               PERCENTAGE OWNERSHIP
    NAME AND ADDRESS OF INVESTOR                                (IF A COMPANY)
    ------------------------------------------------------------------------------------------------------------------------
      None

    5% OR GREATER OWNERSHIP OF SHARE CLASS
    The following table identifies those investors who own 5% or more of any class of the Funds' shares as of April 23, 1999:

    NAME AND ADDRESS OF INVESTOR OWNERSHIP                          FUND                                         PERCENTAGE
    .......................................................................................................................
    Merrill Lynch, Pierce Fenner & Smith, Inc.                      Alabama Fund -- Class A                          21.30%
    (For the Sole Benefit of its Customers)                         Alabama Fund -- Class B                          29.87%
    4800 Deer Lake Drive East                                       Arkansas Fund -- Class A                         17.92%
    Jacksonville, FL 32246                                          Arkansas Fund -- Class B                         26.98%
                                                                    California Fund -- Class A                        9.02%
                                                                    California Fund -- Class B                       18.89%
                                                                    California Fund -- Class C                       33.76%
                                                                    Florida Fund -- Class A                          11.36%
                                                                    Florida Fund -- Class B                          26.50%
                                                                    Georgia Fund -- Class A                           7.74%
                                                                    Georgia Fund -- Class B                          32.00%
                                                                    Maryland Fund -- Class A                          8.98%
                                                                    Maryland Fund -- Class B                          9.19%
                                                                    Massachusetts Fund -- Class A                    13.13%
                                                                    Massachusetts Fund -- Class B                    11.17%
                                                                    Mississippi Fund -- Class A                      14.45%
                                                                    Mississippi Fund -- Class B                      26.18%
                                                                    New York Fund -- Class A                         10.00%
                                                                    New York Fund -- Class B                         11.46%
                                                                    North Carolina Fund -- Class B                    6.52%
                                                                    North Carolina Fund -- Class C                   11.80%
                                                                    Pennsylvania Fund -- Class B                     13.99%
                                                                    South Carolina Fund -- Class A                    6.80%
                                                                    South Carolina Fund -- Class B                   12.04%
                                                                    Tennessee Fund -- Class A                         9.01%
                                                                    Tennessee Fund -- Class B                        15.50%
                                                                    Virginia Fund -- Class A                          7.72%
                                                                    Virginia Fund -- Class B                         28.19%
                                                                    Virginia Fund -- Class C                         10.17%
    .......................................................................................................................

NAME AND ADDRESS OF INVESTOR OWNERSHIP      FUND                      PERCENTAGE
 ................................................................................

Salomon Smith Barney Inc.                   Tennessee Fund -- Class A      5.64%
333 West 34th Street
New York, NY 10001
 ................................................................................

Martha S. Scott                             Virginia Fund -- Class C       6.39%
Springfield, VA 22150
 ................................................................................

L. J. Marhoefer                             Virginia Fund -- Class C       6.34%
Barbara Marhoefer
Reston, VA 20191
 ................................................................................

J.C. Bradford & Co., Custodian              Virginia Fund -- Class C       5.87%
Gerald Stahr
330 Commerce Street
Nashville, TN 37201
 ................................................................................

James K. Shepherd                           Virginia Fund -- Class C       6.08%
Mary Ann Shepherd
Annandale, VA 22003
 ................................................................................

Ocean Pebbles Investment Properties         Virginia Fund -- Class C       5.93%
300 W. Freemason Street
Norfolk, VA 23510
 ................................................................................

Charlottesville Investment Properties LP    Virginia Fund -- Class C       7.95%
300 W. Freemason Street
Norfolk, VA 23510
 ................................................................................

---------------------
  PART I - APPENDIX G
---------------------

PERFORMANCE INFORMATION
 ..................................................................................................................................


All performance quotations are as of March 31, 1999.

                                                                                     ACTUAL
                         AVERAGE ANNUAL TOTAL RETURNS      ACTUAL                TAX EQUIVALENT       TAX EQUIVALENT
                      --------------------------------     30-DAY     30-DAY      30-DAY YIELD         30-DAY YIELD
                                              10 YEAR      YIELD       YIELD       (INCLUDING            (WITHOUT
                                                 OR      (INCLUDING  (WITHOUT     ANY WAIVERS)         ANY WAIVERS)       CURRENT
                                              LIFE OF       ANY         ANY    ------------------  -------------------- DISTRIBUTION
        FUND           1 YEAR     5 YEAR      FUND(1)     WAIVERS)   WAIVERS)    TAX BRACKETS:        TAX BRACKETS:        RATE
--------------------  ---------  ---------  -----------  ----------  --------- ------------------  -------------------- -----------
                                                                                  28%        31%       28%        31%
                                                                               ---------  --------  ---------  --------
Alabama Fund Class A
  with sales charge ..    0.04%      5.80%      6.88%        4.49%      4.34%    6.24%      6.51%     6.03%      6.29%     5.04%
Alabama Fund Class A
  without sales charge    5.03       6.84       7.45          --         --       --         --        --         --        --
Alabama Fund Class B
  with CDSC ........      0.26       5.67       6.93(2)       --         --       --         --        --         --         --
Alabama Fund Class B
  without CDSC .....      4.25       5.99       6.93(2)      3.91       3.75     5.43       5.67      5.21       5.43       4.53
Arkansas Fund Class
  A with sales charge    (0.37)      5.28       5.72         4.71       4.56     6.54       6.83      6.33       6.61       4.68
Arkansas Fund Class
A without sales
  charge ...........      4.60       6.31       6.44          --         --       --         --        --         --          --
Arkansas Fund Class
  B with CDSC ......     (0.07)      5.10       5.73(2)       --         --       --         --        --         --          --
Arkansas Fund Class
  B without CDSC ...      3.91       5.43       5.73(2)      4.19       4.04     5.82       6.07      5.61       5.86       4.16
California Fund
Class A with sales
  charge ...........      1.52       6.01       7.30         4.25       4.10     5.90       6.16      5.69       5.94       4.54
California Fund
  Class A without
  sales charge .....      6.59       7.04       7.83          --         --       --         --        --         --          --
California Fund
  Class B with CDSC       1.74       5.78       7.29(2)       --         --       --         --        --         --          --
California Fund
  Class B without CDSC    5.74       6.10       7.29(2)      3.64       3.49     5.06       5.28      4.85       5.06       4.12
California Fund
  Class C with CDSC       4.54       5.97       7.27(3)       --         --       --         --        --         --          --
California Fund
  Class C without CDSC    5.54       5.97       7.27(3)      3.55       3.40     4.93       5.14      4.72       4.93       3.85
Florida Fund Class A
  with sales charge       0.25       5.49       5.96         4.45       4.30     6.18       6.45      5.97       6.23       4.63
Florida Fund Class A
  without sales charge    5.25       6.52       6.68          --         --       --         --        --         --          --
Florida Fund Class B
  with CDSC ........      0.42       5.27       5.92(2)       --         --       --         --        --         --          --
Florida Fund Class B
  without CDSC .....      4.42       5.59       5.92(2)      3.83       3.67     5.32       5.55      5.10       5.32       4.15
Georgia Fund Class A
  with sales charge      (0.08)      5.45       6.83         4.41       4.26     6.13       6.39      5.92       6.17       4.52
Georgia Fund Class A
  without sales charge    4.90       6.48       7.35          --         --       --         --        --         --          --
Georgia Fund Class B
  with CDSC ........      0.22       5.34       6.88(2)       --         --       --         --        --         --          --
Georgia Fund Class B
  without CDSC .....      4.22       5.66       6.88(2)      3.86       3.71     5.36       5.59      5.15       5.38       3.98
Maryland Fund Class
  A with sales charge    (0.04)      5.33       6.29         4.02       3.88     5.58       5.83      5.39       5.62       4.33
Maryland Fund Class
  A without sales
  charge ...........      4.94       6.36       6.81          --         --       --         --        --         --          --
Maryland Fund Class
  B with CDSC ......      0.18       5.32       6.39(2)       --         --       --         --        --         --          --
Maryland Fund Class
  B without CDSC ...      4.18       5.64       6.39(2)      3.57       3.41     4.96       5.17      4.74       4.94       3.89
Massachusetts Fund
  Class A with sales
  charge............      0.12       5.41       6.71         4.56       4.41     6.33       6.61      6.13       6.39       4.58
Massachusetts Fund
  Class A without
  sales charge......      5.11       6.44       7.23          --         --       --         --        --         --          --
Massachusetts Fund
  Class B with CDSC       0.43       5.41       6.83(2)       --         --       --         --        --         --          --
Massachusetts Fund
  Class B without CDSC    4.43       5.73       6.83(2)      4.14       3.99     5.75       6.00      5.54       5.78       4.15
Mississippi Fund
  Class A with sales
  charge ...........      0.60       6.13       5.47         4.63       4.49     6.43       6.71      6.24       6.51       4.78
Mississippi Fund
  Class A without
  sales charge .....      5.62       7.16       6.25          --         --       --         --        --         --          --
Mississippi Fund
  Class B with CDSC.      0.80       5.97       5.50(2)       --         --       --         --        --         --          --
Mississippi Fund
  Class B without CDSC    4.80       6.28       5.50(2)      4.07       3.92     5.65       5.90      5.44       5.68       4.21
New York Fund Class
  A with sales charge     0.15       5.82       7.51         4.31       4.16     5.99       6.25      5.78       6.03       4.61
New York Fund Class
  A without sales
  charge ...........      5.14       6.86       8.04          --         --       --         --        --         --          --
New York Fund Class
  B with CDSC ......      0.46       5.71       7.57(2)       --         --       --         --        --         --          --
New York Fund Class
  B without CDSC ...      4.46       6.02       7.57(2)      3.78       3.64     5.25       5.48      5.06       5.28       4.08
North Carolina Fund
  Class A with sales
  charge ...........    (0.22)       5.48%      6.46%        4.36%      4.21%    6.06%      6.32%     5.85%      6.10%     4.52%
North Carolina Fund
  Class A without
  sales charge......      4.76       6.51       6.98          --         --       --         --        --         --          --
North Carolina Fund
  Class B with CDSC.      0.01       5.46       6.56(2)       --         --       --         --        --         --          --
North Carolina Fund
  Class B without CDSC    4.00       5.78       6.56(2)      3.93       3.77     5.46       5.70      5.24       5.46       4.09
North Carolina Fund
  Class C with CDSC       3.00       5.82       6.60(3)       --         --       --         --        --         --          --
North Carolina Fund
  Class C without CDSC    4.00       5.82       6.60(3)      3.93       3.78     5.46       5.70      5.25       5.48       4.09
Pennsylvania Fund
  Class A with sales
  charge ...........      0.82       6.37       5.49         4.54       4.01     5.78       6.58      5.57       5.81       4.62
Pennsylvania Fund
  Class A without
  sales charge......      5.85       7.41       6.32          --         --       --         --        --         --          --
Pennsylvania Fund
  Class B with CDSC       1.02       6.24       5.54(2)       --         --       --         --        --         --          --
Pennsylvania Fund
  Class B without CDSC    5.02       6.55       5.54(2)      3.99       3.43     5.54       5.78      4.76       4.97       4.05
South Carolina Fund
  Class A with sales
  charge ...........    (0.63)       5.45       6.64         4.21       4.07     5.85       6.10      5.65       5.90       4.30
South Carolina Fund
  Class A without
  sales charge .....      4.33       6.48       7.16          --         --       --         --        --         --          --
South Carolina Fund
  Class B with CDSC      (0.41)      5.43       6.74(2)       --         --       --         --        --         --          --
South Carolina Fund
  Class B without CDSC    3.57       5.75       6.74(2)      3.77       3.61     5.24       5.46      5.01       5.23       3.86
Tennessee Fund Class
  A with sales charge    (0.18)      5.52       6.85         4.07       3.92     5.65       5.90      5.44       5.68       4.42
Tennessee Fund Class
  A without sales
  charge ...........      4.80       6.55       7.37          --         --       --         --        --         --          --
Tennessee Fund Class
  B with CDSC ......      0.05       5.49       6.95(2)       --         --       --         --        --         --          --
Tennessee Fund Class
  B without CDSC ...      4.04       5.81       6.95(2)      3.65       3.50     5.07       5.29      4.86       5.07       3.98
Virginia Fund Class
  A with sales charge    (0.26)      5.19       6.42         4.20       4.05     5.83       6.09      5.63       5.87       4.48
Virginia Fund Class
  A without sales
  charge ...........      4.71       6.21       6.94          --         --       --         --        --         --          --
Virginia Fund Class
  B with CDSC ......      0.05       5.18       6.53(2)       --         --       --         --        --         --          --
Virginia Fund Class
  B without CDSC ...      4.04       5.51       6.53(2)      3.76       3.61     5.22       5.45      5.01       5.23       4.05
Virginia Fund Class
  C with CDSC ......      3.04       5.54       6.56(3)       --         --       --         --        --         --          --
Virginia Fund Class
  C without CDSC ...      4.04       5.54       6.56(3)      3.75       3.60     5.21       5.43      5.00       5.22       4.05
West Virginia Fund
  Class A with sales
  charge ...........    (0.25)       5.36       6.68         4.30       4.16     5.97       6.23      5.77       6.03       4.57
West Virginia Fund
Class A without
  sales charge......      4.73       6.39       7.20          --         --       --         --        --         --          --
West Virginia Fund
  Class B with CDSC      (0.02)      5.32       6.78(2)       --         --       --         --        --         --          --
West Virginia Fund
  Class B without CDSC     3.97       5.64       6.78(2)      3.88       3.73     5.39       5.62      5.18       5.41       4.15

----------------
(1) For the period from the inception of Class A shares to March 31, 1999, or for the 10 years ended March 31, 1999, whichever is shorter, as noted below:

                                                          FUND                      PERIOD
                                                          ----                      ------
                                        Alabama ................................  From February 1, 1990
                                        Arkansas ...............................  From February 3, 1992
                                        California .............................  10 years
                                        Florida ................................  From February 3, 1992
                                        Georgia ................................  10 years
                                        Maryland ...............................  10 years
                                        Massachusetts ..........................  10 years
                                        Mississippi ............................  From August 6, 1992
                                        New York ...............................  10 years
                                        North Carolina .........................  10 years
                                        Pennsylvania ...........................  From February 1, 1993
                                        South Carolina .........................  10 years
                                        Tennessee ..............................  10 years
                                        Virginia ...............................  10 years
                                        West Virginia ..........................  10 years

(2) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a CDSC
    (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule
    12b-1 fees), which generally are lower for Class A shares.

(3) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the inception of Class C shares on January 3, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge.
    Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Class A share performance calculated according to Securities and Exchange Commission (referred to as the SEC) rules (referred to as
SEC performance) takes into account the deduction of the 4.75% maximum sales charge. Class B SEC performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%.
Class C SEC performance takes into account the deduction of the 1% CDSC.

Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable. Current subsidies and waivers may be discontinued at any time.

---------------------
  PART I - APPENDIX H
---------------------

    ADDITIONAL INFORMATION CONCERNING THE STATES
    ..........................................................................

    The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States and their governments is drawn primarily from official statements relating to securities offerings of those States and other publicly available documents, dated as of various dates prior to the date of this Prospectus, and do not purport to be complete descriptions. Discussions regarding the financial condition of a particular State government may not be relevant to Municipal Obligations issued by political subdivisions of that State. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States. None of the information is relevant to any tax-exempt securities issued by territories and possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities.

    ALABAMA FUND
    Alabama's economy has experienced a major trend toward industrialization over the last two decades. In 1997, manufacturing accounted for 22.82% of Alabama's Real Gross State Product (the total value of goods and services produced in Alabama). During the 1960's and 1970's, the State's industrial base became more diversified and balanced, moving away from primary textiles (including apparel), chemicals, rubber and plastics. Since the early 1980's, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets.


    Among the leading manufacturing industries have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall and a high pulpwood growth rate. In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of 20 times present usage. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.

    Mining, oil and gas production, textiles and apparel, rubber and plastics, printing and publishing, steel, machinery and service industries are also important to Alabama's economy. Coal mining is by far the most important mining activity.

    In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general healthcare industries, most notably represented by the University of Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.


    The economy in the State of Alabama recovered quickly from the recession of the early 1980's. The Alabama Development Office (ADO) reported as of December 31, 1996, that for the eleventh consecutive year more than $2 billion in capital investment was announced in Alabama for new and expanded industries. The State had new and expanding capital investments of more than $2.6 billion in 1996, $3.8 billion in 1995, and $2.6 billion in 1994. These expenditures included 17,750 announced jobs created by 622 companies for 1996 and 21,290 announced jobs by 913 companies in 1995. Preliminary figures indicate there will be approximately $2.8 billion in announced investment and creation of approximately 21,000 jobs by approximately 600 companies in 1997. This would make the past three years the best in the State's history in terms of total announced capital investment by manufacturing firms. Some of the largest investments in the 1990's include Champion International ($550 million); Mercedes Benz ($520 million); Trico Steel Co. LLC ($450 million); The Boeing Company ($450 million); Boise Cascade Corp. ($400 million); Amoco Chemicals ($350 million); EXXON Company, USA ($300 million); Mead Containerboard ($224 million); Acustar Inc. ($200 million); United States Steel Corp. ($200 million); Courtaulds Fibers, Inc. ($170 million); Worthington Industries ($150 million); and USS Fairfield Works ($150 million).


    Estimated per capita personal income in the State grew 157.9% from 1970 to 1980 and 95.0% from 1980 to 1990 as compared with growth nationwide of 141.3% and 88.4%, respectively. During 1990-94 the per capita personal income in Alabama improved by 25.92% while nationally the improvement was only 15.42%.


    Real Gross State Product (RGSP) is a comprehensive measure of economic performance for the State of Alabama. Alabama's RGSP is defined as the total value of all final goods and services produced in the State in constant dollar terms. Hence, the changes in RGSP reflect changes in final output. From 1993-1997, RGSP originating in manufacturing increased by 5.2% per year and RGSP originating in all the non-manufacturing sectors grew by 4.0% per year.


    There was a significant decrease in unemployment in the period 1985-1989 due to the economic recovery from the recession of the early 1980's. Since 1989, unemployment rates have come down more gradually due to the general nationwide reduction in activity and employment in the industrial sector.


    SIGNIFICANT LITIGATION
    The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

    South Central Bell Telephone Co. v. State. Circuit Court of Montgomery County, Alabama, CV-89-2600-G (Judge William R. Gordon). This case has been consolidated with other cases involving BellSouth corporations and CSX corporations. The plaintiffs are asking the Court to declare that the Department's application of Code of Alabama 1975, (S)40-14-40, which levies a franchise tax on domestic corporations, based on the par value of the shares of capital stock, while the franchise tax on the foreign corporations is levied pursuant to Code of Alabama 1975, (S)40-14-41, based on the capital employed in the State of Alabama, violates the Commerce Clause of the U.S. Constitution.

    The plaintiffs contend that because "capital employed" includes surplus and undivided profits, long-term debts, related party debts, and accelerated depreciation, while the par value of stock does not include these items, the franchise tax is unconstitutional. The taxpayers are attempting to overturn White v. Reynolds Metals Company, 558 So. 2d 373 (Ala. 1989), which upheld the franchise tax on foreign corporations, by challenging the Department's use of par value as the basis for the capital stock of the domestic corporations. The potential refund exceeds $300 million.

    The State's Motion for Summary Judgment was argued on June 3, 1994, and was under submission to the circuit court at the time of trial, which was held on December 14, 1994. On December 3, 1996, the trial court ruled that the plaintiffs' claims are barred under the doctrine of res judicata. The plaintiffs filed a notice of appeal to the Court of Civil Appeals and a motion to transfer the appeal to the Supreme Court. The case was transferred to the Supreme Court, where the ruling of the trial court was affirmed on March 20, 1998. The plaintiffs' writ of certiorari was granted by the U.S. Supreme Court, which reversed and remanded the case to the Alabama Supreme Court on March 23, 1999, effectively deciding that the franchise tax is unconstitutional.

    Melof v. Hunt, et al., Circuit Court of Montgomery County, CV-89-707 (Judge Reese). This is a class action based on Davis v. Michigan, 109 S.Ct. 1500 (1989), in which the U.S. Supreme Court held that states may not tax income received from the federal government at a higher rate than they tax income received from the state without violating the Intergovernmental Tax Immunity Doctrine. The Davis decision did not involve the income taxation of private pension income.

    The remaining subclasses in the Melof action (recipients of private non-governmental retirement benefits and certain local governmental retirement benefits) rely on the Davis decision and the Equal Protection Clause to argue that Alabama's income tax scheme improperly imposes tax on private and local governmental pensions while exempting governmental retirement benefits. By amendment to their complaint, they also rely on Ala. Const. 1901, Amendment No. 25, which states:

            In the event the legislature levies an income tax, such tax must be levied upon the salaries, income, fees, or other compensation of state, county and municipal officers and employees, on the same basis as such income taxes are levied on other persons . . . .

    The Department maintains that neither the Intergovernmental Tax Immunity Doctrine nor the Equal Protection Clause forbid the income taxation of private non-governmental retirement benefits while exempting state and federal government retirement benefits. The U.S. Supreme Court has declined to review an Oklahoma case that upheld Oklahoma's exemption of state and federal retirement benefits. The Oklahoma court ruled that the exemption did not impermissibly discriminate against recipients of private non-governmental retirement benefits, which were not exempt from Oklahoma tax. Sullivan, cert. denied U.S. Supreme Ct. April 19, 1993.

    Both the plaintiffs and the State filed motions for summary judgment. The State's motion was granted on September 8, 1997, when the court issued an order upholding the tax. The potential refund in this class action is probably in excess of $300 million. The plaintiffs appealed to the Court of Civil Appeals, which affirmed. The plaintiffs filed a petition in the Supreme Court for a writ of certiorari on July 31, 1998. The case was argued and submitted on February 8, 1999.

    Valhalla Cemetery Company, Inc., et al., v. G. Sage Lyons, Civil Action No. CV-97-940-GR, Circuit Court of Montgomery County. On May 8, 1997, the plaintiff filed a class action to obtain consumer use tax refunds with interest, and to permanently enjoin assessment and collection of this tax against the plaintiff and other similarly situated entities. Plaintiff's main allegation is that the use tax does not apply to sales in Alabama. Rather, the sales tax applies to sales made in Alabama by all merchants except merchants who do not have sufficient contacts with Alabama to justify imposition of the sales tax. Therefore, plaintiff and class members contend that they are entitled to declaratory relief that Ala. Code (S)40-23-61 is void and illegal; a permanent injunction against the continuing collection of use tax; and refunds of the use taxes collected pursuant to (S)40-23-61, together with interest thereon.

    The potential revenue impact, if plaintiff prevails, is millions of dollars in lost revenues. Approximately $350 million in use taxes have been collected over the past three years. However, Act No. 97-301, signed into law by Governor Fob James on May 7, 1997, amended the use tax exemption, codified in Ala. Code (S)40-23-62, to clarify that sales by out-of-state vendors are exempted from use tax only if the sales taxes are actually paid to a licensed sales tax account holder. In addition, in the case of Yelverton's Inc. v. Jefferson County, Alabama, issued May 9, 1997, the Alabama Court of Civil Appeals specifically held that "the taxable event in the imposition of the use tax is not the sale of the good, but is the storage, use, or consumption of that good within the taxing jurisdiction." The case was conditionally certified on May 30, 1997. The State's motion for summary judgment was denied and the plaintiff's was granted. The Department filed a motion for rehearing on June 17, 1997 which was overruled on July 27, 1997. On July 3, 1997, a petition for writ of certiorari was filed by the Alabama Supreme Court.

    Two other class actions involving issues identical to those in this case have been filed in Montgomery County Circuit Court, styled Sessions Corp.
    v. Monroe (Judge Price), stayed pending Valhalla; and A.G. Industries v. Monroe (Judge Reese), set for hearing on July 8, 1997, on class certification.

    A case regarding employment discrimination litigation against the State of Alabama, Eugene Crum, Jr., et al., v. State of Alabama, et al., CV-97-T-356-N, is a class action suit pending in the United States District Court for the Middle District of Alabama. In this case approximately twenty state departments are charged with racial discrimination in all aspects of their employment practices. This case is in the discovery stage and no estimate can be made at this time concerning any financial liability the State of Alabama may ultimately incur.

    In a case styled Alabama Coalition for Equity, Inc., et al, v. Folsom, et al., CV-90-883-M, filed on May 3, 1990, in the Circuit Court of Montgomery County, the plaintiffs have alleged that the State of Alabama's public school funding structure is unconstitutional under the United States Constitution and the Alabama State Constitution. The plaintiffs sought, inter alia, an injunction prohibiting the State of Alabama from implementing or maintaining any public school funding system perpetuating the current funding structure; a ruling requiring the State of Alabama to maintain a constitutional public school funding structure; and the payment of the plaintiffs' attorneys' fees.

    On August 13, 1991, the court granted partial summary judgment to the plaintiffs on the constitutionality of Amendment 111, Section 256 of the Alabama Constitution. The Court ruled that this provision violated the Equal Protection Clause of the Fourteenth Amendment to the United States Constitution. On December 1,1993, the Court made final its Remedy Order which found the entire educational system of the State of Alabama to be unconstitutional. The Court held that all school children have a right to attend school in a liberal system of public schools required to be provided by the State. The Alabama Supreme Court vacated the trial court's remedy order but affirmed its judgment in the liability phase. Plaintiffs' attorney fees have been paid pursuant to court order. The trial court was directed to retain jurisdiction. The parties may petition the court to reopen the case if the coordinate branches of government have not formulated an educational system within a reasonable time complying with the liability order.

    ARKANSAS FUND
    The information below is given to investors in view of the Arkansas Fund's policy of concentrating its investments in Arkansas issuers. The information constitutes only a brief summary, does not purport to be a complete description. It is derived from sources that are generally available to investors and is believed to be accurate. The Trust and the Fund have not independently verified this information.

    During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. The State is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals, and electronics. Resource-related industries dominate and the largest employers are the food products, lumber and paper goods industries. The agricultural sector, though diminished in importance, remains a significant contributor to state income. Chief products are broilers, rice and soybeans. The health services, wholesale/retail trade and service sectors have also grown in recent years. In addition, the State has significant natural gas and oil producing interests, as well as mining activities. The diversification of economic interests has lessened the State's cyclical sensitivity to the impact of any single sector. The unemployment rate for 1998 averaged 5.1%, compared to a national rate of 4.5%.

    The State is prohibited by its Constitution from deficit spending. Accordingly, spending is limited to actual revenues received by the State. The State operates under a biennial budgeting system with July 1, 1999 beginning the current biennium.

    The Constitution of the State does not limit the amount of general obligation bonds which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or a special election held for that purpose. There is no constitutional limitation on the aggregate principal amount of revenue bonds that may be issued by the State and its agencies. All revenue bonds and notes are secured only by specific revenue streams and neither the general revenues of the State nor its full faith and credit are pledged to repayment.

    The General Assembly has responsibility for legislating the level of State services and appropriating the funds for operations of State agencies. The Office of Budget prepares the Executive Budget with the advice and consent of the Governor. The Office of Budget also monitors the level and type of State expenditures. The Accounting Division has the responsibility for maintaining fund and appropriation control and, through the Pre-Audit Section and in conjunction with the Auditor of State, has responsibility for the disbursement process. The Treasurer has responsibilities for disbursement, bank reconciliation, and investment of State funds (with the advice of the State Board of Finance). The Division of Legislative Audit has responsibility for performing financial post-audits of State agencies.

    State agencies submit biennial budget requests to the Office of Budget of the Department of Finance and Administration. The Office of Budget prepares the Executive Budget and an estimate of general revenues. The Executive Budget contains the budget amount recommended by the Governor. The General Assembly appropriates money after consideration of both the Executive Budget and the revenue estimate. The appropriation process begins in the joint House-Senate Budget Committee and then proceeds through both houses of the General Assembly. Legislative appropriations are subject to the Governor's approval or veto, including the authority of line-item veto. The General Assembly also must enact legislation pursuant to the Revenue Stabilization Act to provide for an allotment process of funding appropriations in order to comply with state law prohibiting deficit spending. The Governor may restrict spending to a level below the level of appropriations.

    The State's revenue stabilization law (the "Stabilization Act") and related legislation govern the administration and distribution of State revenues. Pursuant to the Stabilization Act, all general and special revenues are deposited into the General Revenue Allotment Account and the Special Revenue Allotment Account according to the type of revenue being deposited.

    From the General Revenue Fund, 3% of all general revenues are distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the State's elected officials, their staffs, and the Department of Finance and Administration ("DFA"). The balance is then distributed to separate funds proportionately as established by the Stabilization Act.

    From the Special Revenue Fund, 3% of special revenues collected by DFA and 1 1/2% of all special revenues collected by other agencies are first distributed to provide support for the State's elected officials, their staffs and DFA. The balance is then distributed to the funds for which the special revenues were collected as provided by law. Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related service.

    General revenues are transferred into funds established and maintained by the Treasurer for major programs and agencies of the State in accordance with funding priorities established by the General Assembly. Pursuant to the Stabilization Act, the General Assembly establishes three levels of priority for general revenue spending, levels "A," "B," and "C." Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of
    (i) special revenues earmarked for a program or agencies' fund maintained by the Treasurer or (ii) the maximum appropriation by the General Assembly.

    Because State revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, a budget revolving fund, which receives interest earnings from State fund investments, has been established and is utilized to assure proper cash flow during any period.

    CALIFORNIA FUND
    The following information is a general summary intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State of California. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California.

    Because the California Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. The California Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

    During the first half of the 1990's, California suffered the most severe recession in the State since the 1930's. The financial difficulties experienced by California and municipal issuers during the recession resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. Although California has experienced a steady economic recovery since 1994 and California's credit rating has climbed from the lows experienced during the recession, as of the date of this Prospectus, rating agencies, underwriters and investors appear to have lingering concerns about California's creditworthiness. Major rating agencies continue to cite, among other things, concerns about California's lack of contingency planning (such as adequate reserves), missed budget deadlines and on-going structural budget impediments.

    The recession severely affected California revenues while California's health and welfare costs were increasing. As a result, from the late 1980's until fiscal 1995-96, California had a period of budget imbalance and reported multibillion dollar year-end deficits. Since 1995 California has generally experienced positive or close to break-even operating results due, in part, to more conservative budgeting and improved economic conditions.

    California's ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, the accuracy of the State's revenue predictions, as well as the impact of budgetary restrictions imposed by voter-passed initiatives.

    During the recession of the early 1990's, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs. For nearly a decade and a half, California has issued revenue anticipation notes (which must be issued and repaid during the same fiscal year) to fund its operating budget during the fiscal year. Beginning in 1992, California expanded its external borrowing to include revenue anticipation warrants (which can be issued and redeemed in different fiscal years). California was severely criticized by the major credit rating agencies for California's reliance upon such external borrowings during the recession. (California was also criticized for its issuance of registered warrants, promissory notes with no specific maturity, to suppliers and other State payees during a two-month delay that took place in enacting California's budget for fiscal 1992-1993.) In 1996, California fully repaid $4 billion of revenue anticipation warrants issued in 1994. California has not needed to use such "cross-year" borrowing since 1996. It is not presently possible, however, to determine the extent to which California will issue additional revenue anticipation warrants, short-term interest-bearing notes or other instruments in future fiscal years.


    The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations.

    Certain of the securities in the California Fund's portfolio may be obligations of issuers which rely, in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue.
    Article XIIIA of the California Constitution, adopted in 1978, limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes.

    Article XIIIB of the California Constitution, originally adopted in 1979, significantly limits spending by state and local governments. To the extent that "proceeds of taxes" of California or a local government exceed its Article XIIIB appropriations limit, such excess revenues must be rebated. In 1988 and 1990, Article XIIIB was modified substantially by Propositions 98 and 111, respectively. These initiatives changed the State's Article XIIIB appropriations limit to require California to set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding for public elementary and secondary schools and community colleges. Such guaranteed spending is often cited as one of the long-term structural elements responsible for California's recurring budget problems.

    The effect of Article XIIIA, Article XIIIB, other constitutional and statutory changes and budget developments on the ability of California issuers to pay interest and principal on their obligations is uncertain and may depend, in part, on whether a particular security is a general obligation or limited obligation bond. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.


    In December 1994, Orange County, California filed for protection from creditors under federal bankruptcy law. In June 1995, Orange County negotiated a rollover of its short-term debt originally due at such time. The major rating agencies considered the rollover a default. In June 1996, the investors in such overdue notes were paid and the Orange County bankruptcy ended. The California Fund did not hold such Orange County obligations. However, the Orange County bankruptcy and such default had a serious effect upon the market for California municipal obligations.

    Numerous factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, have caused substantial damage to parts of California and could create a major dislocation of the California economy.


    FLORIDA FUND
    The information contained in this statement is being given to investors in view of the Florida Fund's policy of concentrating its investments in Florida issuers. The information should provide investors with a brief summary, as opposed to a complete description, of the information discussed herein. It has been derived from sources that are generally available to investors and is believed to be accurate. The information has not been independently verified by the Trust or the Fund.

    Florida's financial operations are considerably different than most other states as Florida does not impose an individual income tax. Specifically, Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner.

    Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund.


    The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1 -- June
    30). Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years (revenues collected in excess of the limitation are generally deposited into the Budget Stabilization Fund).

    The following data is provided by the Florida Consensus Estimating Conference, which adjusted and updated actual revenue and forecasts on March 8, 1999, in order to support the state's budgeting and planning process. For fiscal year 1998-99, the estimated General Revenue Fund and Working Capital Fund is reported to be $18.80 billion. The projected year end balance of the combined General Revenue Fund and Working Capital Fund is $573.8 million. Including the $789.6 million balance currently in the Budget Stabilization Fund, total reserves are projected to stand at $1.36 billion, or 7.5% of current year appropriations. For fiscal year 1999-2000, the estimated General Revenue Fund and Working Capital Fund is $19.35 billion, a 2.9% increase over fiscal year 1998-99. The fiscal year 1999-2000 budget includes a 4.3% increase in Net General Revenue over fiscal year 1998-99. For fiscal year 1998-99, the estimated Florida and United States unemployment rates are 5.0% and 5.1%, respectively. For fiscal year 1999-2000, the estimated Florida and United States unemployment rates are both 5.5%.

    In 1993, the State constitution was amended to limit the annual growth in the assessed valuation of residential property. This amendment may, over time, constrain the growth in property taxes, a major revenue source for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.

    General obligations of Florida have been rated AA2, AA+ and AA by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.

    Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population immigration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.


    Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of state funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.


    Taking advantage of a number of favorable factors -- a strong national economy, a waning fear of crime among visitors and improved local marketing -- the state has increased the number of tourists. For fiscal year 1997-98, the number of tourists visiting Florida was 48.7 million, a 10.0% increase over fiscal year 1996-97. For fiscal year 1998-99 expected tourist arrivals are projected at 49.9 million, a 2.4% increase over fiscal year 1997-98. For fiscal year 1999-2000, expected tourist arrivals are projected at 51.5 million, a 3.2% increase over fiscal year 1998-99.

    There has been a decline in Florida's dependency on highly cyclical construction and construction-related manufacturing sectors. For example, in 1985, construction employment, as a share of total non-farm employment, was 7.5%. From 1990 through 1995, the share edged downward to an average of 5.1%. While the share for 1999 is expected to slightly increase to 5.5%, the trend is expected to resume a downward slope and drop below the 5% level by 2002, as Florida's economy continues to diversify.

    The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and Central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.

    GEORGIA FUND
    Since 1973, the State's long-term debt obligations have been issued in the form of general obligation debt or guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. Prior to 1973, all of the State's long-term debt obligations were issued by ten separate State authorities and secured by lease rental agreements between such authorities and various State departments and agencies ("Authority Lease Obligations"). The Georgia Constitution since 1973 has prohibited further Authority Lease Obligations. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then-current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of October 1998, the total indebtedness of the State of Georgia consisting of general obligation debt and guaranteed revenue debt (there is no remaining Authority Lease Obligations) totalled $5,187,785,000 and the highest aggregate annual payment for such debt equalled 5.05% of fiscal year 1998 State treasury receipts.


    The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority permitting it.

    Virtually all of debt obligations of the State of Georgia and its counties, municipalities and other political subdivisions and public authorities are required by law to be validated and confirmed in a judicial proceeding prior to issuance.


    The State operates on a fiscal year beginning July 1 and ending June 30. Treasury receipts for the fiscal year 1998 showed an increase of 4.81% over collections for the similar period in the previous fiscal year. A part of the decline in growth is attributable to gradual elimination of sales tax on food.

    Based on data of the Georgia Department of Revenue for fiscal year 1998, income tax receipts and sales tax receipts of the State for fiscal year 1998 comprised approximately 51.5% and 36.3%, respectively, of the total State tax revenues.

    The unemployment rate of the civilian labor force in the State as of March 1998 was 4% according to data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area, comprised of Georgia and its five bordering states and which accounts for approximately 46% of the State's population, has for some time enjoyed a lower rate of unemployment than the State considered as a whole. In descending order, services, wholesale and retail trade, manufacturing, government and transportation comprise the largest sources of employment within the State.

    Moody's, S&P's and Fitch have given outstanding State of Georgia debt ratings of "Aaa", "AAA" and "AAA", respectively.

    The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. The status as of December 1998 of certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

    Abbott Laboratories v. Georgia Department of Administrative Services, et al. The plaintiff is seeking unspecified damages against the Department of Administrative Services ("DOAS") and the Department of Human Resources under breach of contract and promissory estoppel theories. The case arises out of DOAS' issuance of a notice of award to Abbott Laboratories, Ross Products Division in connection with WIC Infant Formula Rebate Program. The Director of State Purchasing subsequently ordered cancellation of the notice of award and rebid because of conflicting information that created a contradiction in the bidding specifications. The damages sought are unspecified and speculative. Discovery is ongoing in this matter. The State intends of file a motion for summary judgment at the close of discovery.

    Age International, Inc. v. State (two cases). Two suits for refund have been filed in state court against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks $96 million in refunds of alcohol taxes, plus interest, imposed under Georgia's post-Bacchus (468 U.S. 263) statute, O.C.G.A. (S) 3-4-60, as amended in 1985. These claims constitute 99% of all such taxes paid during the 3 years preceding these claims. In addition, the claimants have filed a second suit for refund for an additional $23 million, plus interest, for later time periods. These two cases encompass all known or anticipated claims for refund of such type within the apparently applicable statute of limitations for the years in question, i.e., 1989 through January, 1993. The trail court has granted the State's motions for summary judgment, and 12 of the 23 claimants have appealed to the Georgia Supreme Court. The total principal amount of the claims for refund by the 12 plaintiffs who did not appeal now appears to be approximately $42 million. The total principal dollar amount of claims for refund by the 11 plaintiffs who did not appeal, which claims to be conclusively resolved in favor of the State by virtue of the trial court's judgment, now appears to be approximately $54 million.

    Cobb County, et al. v. Georgia et al. In related cases, each County and certain of its officials has sued the State of Georgia, the Department of Revenue, Zell Miller (in his official capacity as Governor), T. Jerry Jackson (in his personal capacity and in his official capacity as Revenue Commissioner), Claude L. Vickers (in his official capacity as State Auditor), and the Department of Audits (collectively "the State") in connection with the State's collection and distribution of special local option sales taxes to the counties. In Cobb, the County sought an accounting, a writ of mandamus, injunctive relief and additional based upon theories of unjust enrichment and bailment. Cobb's claims related to the State's administraiton of state and local option sales taxes from April 1, 1995 to the present. Cobb sought $19 million in relief. In Dekalb, the County asserts similar grounds for relief with the addition of a claim for declaratory relief. DeKalb's claims relate to the State's administration of state and local option sales taxes from July 1, 1997 to the present. DeKalb seeks unspecified monetary relief but estimates a shortfall in distributions from the State of $15 million. The State filed motions to dismiss in both cases and additionally, in Cobb, filed a counterclaim against the County for $10.4 million. The trial court has granted the State's motions to dismiss in both actions. DeKalb County has appealed this ruling, claiming that certain of its claims were meritorious and seeking to litigate those claims. The State believes that the period for Cobb County to appeal has lapsed, although a motion by Cobb County remains pending in the trial court. The State intends to contest all claims against it vigorously. The State believes that the substance of Plaintiff's claims in both cases is unsubstantiated. This appeal has been fully briefed and argued, and decision is awaited from the Supreme Court of Georgia.

    George Jackson, et al. v. Georgia Lottery Corporation. Plaintiffs sought a court order declaring that two games sponsored by the Georgia Lottery Corporation, "Quick Cash" and "Cash Three," are unconstitutional and enjoining the lottery from further offering of these games. Plaintiffs also sought the return of all monies played on these games during a specified period, approximately $1,703,462,781. On an interlocutory appeal, the Georgia Court of Appeals ruled that the Lottery Corporation does not have sovereign immunity but ruled for the Corporation on the merits. The Plaintiffs petitioned for a writ of certiorari to the Supreme Court of Georgia, and the Supreme Court denied the petition. The remittitur of the Court of Appeals has been returned to the trial court.

    W.J. Luke, an individual, v. Georgia Department of Natural Resources, et al. This civil action was filed in October, 1997, on behalf of W.J. Luke and all other contributors to the Georgia Underground Storage Tank Trust Fund, established under the Georgia Underground Storage Tank Act, O.C.G.A.
    (S)12-13-1, et seq., for refund of all monies collected under that Act, interest, and attorney's fees. From the time of its inception in 1988 to the present, the Fund has collected approximately $82 million. The State believes that it has substantial defenses to assert and intends to defend the case vigorously. The State was granted a motion to dismiss the action, on the grounds that no justiciable controversy exists, and the Plaintiff has filed an appeal with the Georgia Supreme Court which has heard oral arguments and a decision by the Court is pending.

    Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund, including national, social, environmental, economic and political policies and conditions, and Year 2000 compliance issues, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.

    MARYLAND FUND
    The State's total expenditures for the fiscal years ending June 30, 1996, 1997 and 1998 were $14.169 billion, $14.787 billion and $6.851 billion, respectively. The State's General Fund had unreserved surpluses of $13.1 million, $207.2 million and $419.8 million in fiscal years 1996, 1997 and 1998, respectively. The State Constitution mandates a balanced budget.

    In April 1998, the General Assembly approved the $16.613 billion 1999 fiscal year budget. The budget includes $3.3 billion in aid to local governments (reflecting a $163.2 million increase in funding over 1998). The 1999 budget does not include any proposed expenditures dependent on additional revenue from new or broad-based taxes. The 1999 budget incorporates the first full year of the five-year phase-in of a 10% reduction in personal income taxes estimated to result in a reduction of revenues of $300 million in fiscal year 1998.

    When the 1999 budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1998, would be approximately $14.5 million. As of February 12, 1999, it is estimated that the general fund surplus on a budgetary basis at June 30, 1999, will be $249.5 million.

    In January 1999, the Governor submitted his proposed 2000 fiscal year budget to the General Assembly. The budget includes $3.0 billion in aid to local governments and $70.4 million in net general fund deficiency appropriations for fiscal year 1997. As of February 12, 1999, it is estimated that the general fund surplus on a budgetary basis at June 30, 2000, will be $1.3 million and that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2000, will be $622 million. The Revenue Stabilization Account of the State Reserve Fund was established by the General Assembly in its 1986 session for the purpose of retaining state revenues for future needs and to reduce the need for future tax increases.


    The public indebtedness of Maryland is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.


    All of the foregoing information regarding the State's budget and public indebtedness was obtained from the Preliminary Official Statement with respect to State of Maryland General Obligation Bonds dated February 12, 1999.

    MASSACHUSETTS FUND
    Investments in Massachusetts Municipal Obligations may be affected by a variety of factors, including the general economic health of the Commonwealth and local governments and the availability of federal funding.

    While economic growth in the Commonwealth slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery. As of March 1999, the Commonwealth's unadjusted unemployment rate was 3.3%, as compared to a national average of 4.4%. The Commonwealth's per capita personal income is currently higher than the national average.

    Accounted for on a statutory basis, ending fund balances in the budgeted operating funds for fiscal 1994 were $589.3 million. Fiscal 1995 and 1996 ended with positive fund balances of $726.0 million and $1.172 billion, respectively.

    In fiscal 1997, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 4.9% over the prior fiscal year to $18.170 billion. Expenditures increased by 6.3% over the prior fiscal year to $17.949 billion. As a result, the Commonwealth ended fiscal year 1997 with a positive closing fund balance of $1.394 billion. In fiscal 1998, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 5.9% over the prior fiscal year to $19.002 billion. Expenditures increased by 9.0% over the prior fiscal year to $19.800 billion. As a result, the Commonwealth ended fiscal year 1998 with a positive closing fund balance of $2.192 billion.

    Budgeted revenues and other sources in fiscal 1999, which ended June 30, 1999, were estimated as of February 16, 1999, by the Executive Office for Administration and Finance to be approximately $19.700 billion, including tax revenues of $14.0 billion. It is estimated that fiscal 1999 budgeted expenditures and other uses will be $20.151 billion and that fiscal 1999 will end with fund balances of $1.703 billion.

    On January 27, 1999, Governor Cellucci filed his fiscal 2000 budget recommendations with the House of Representatives. The proposal called for budgeted expenditures of approximately $20.391 billion, or total fiscal 2000 spending of $20.556 billion after adjusting for shifts to and from off-budget accounts. Budgeted revenues for fiscal 2000 are projected to be $20.241 billion, or $20.332 billion after adjusting for shifts to and from off-budget accounts. The Governor's proposal projected a fiscal 2000 ending balance in the budgeted funds of approximately $1.625 billion, including a Stabilization Fund balance of approximately $1.390 billion.

    S&P and Moody's have rated general obligation bonds issued by the Commonwealth as AA- and Aa3, respectively. In response to budgetary matters or other economic indicators, the rating agencies may change their ratings from time to time.


    In Massachusetts the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2," an initiative petition adopted by the voters of the Commonwealth in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property, and it limits the amount by which the total property taxes assessed by all cities and towns might increase from year to year.


    The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state-funded local aid, which increased significantly from the fiscal 1981 level of $1.632 billion. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth, but this did not require an increase in Massachusetts state taxes. Direct local aid increased to $3.246 billion in fiscal 1996. Fiscal 1997 expenditures for direct local aid were $3.558 billion, which is an increase of approximately 9.6% above the fiscal 1996 level. Fiscal 1998 expenditures for direct local aid will be $3.949 billion, an increase of approximately 11.0% above the fiscal 1997 level. It is estimated that fiscal 1999 expenditures for direct local aid will be $4.272 billion, an increase of approximately 8.2% above the fiscal 1998 level. In fiscal year 1999 approximately 21.5% of the Commonwealth's budget is estimated to be allocated to direct local aid.

    Limits on Commonwealth tax revenues were established by initiative petition in November 1986, and added to the Commonwealth's General Laws as Chapter 62F. Chapter 62F contains no exclusion for debt service on Municipal Obligations of the Commonwealth. Tax revenues in fiscal 1994 through fiscal 1998 were lower than the limit set by Chapter 62F, and the Executive Office for Administration and Finance currently estimates that state tax revenues in fiscal 1999 will not reach such limit.

    Certain of the Commonwealth's cities, counties and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.

    The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability for the Commonwealth related to local retirement systems are significant -- estimated to be approximately $6.720 billion as of January 1, 1996, on the basis of certain actuarial assumptions regarding, among other things, future investment earnings and annual inflation rates, wage increases and cost of living increases. No assurance can be given that these assumptions will be realized. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal 1989, to fund future pension liabilities currently and amortize the Commonwealth's unfunded liabilities over 40 years, in accordance with funding schedules proposed by the Secretary of Administration and Finance and approved by new legislation. The amounts required for funding of current pension liabilities in fiscal years 1999, 2000, 2001 and 2002, are estimated to be $1.059 billion, $1.073 billion, $1.088 billion and $1.104 billion, respectively. Pension funding legislation was revised in July 1997 as part of the fiscal 1998 budget, to include an accelerated pension funding schedule that would eliminate the Commonwealth's unfunded liability by 2018 rather than 2028.

    MISSISSIPPI FUND
    Mississippi's unemployment rate for 1997 was 5.7%, down from a rate of 6.1% in 1995. Unemployment in Mississippi is at its lowest rate since 1979. Projections indicate a continued decline to 5.9% in 1998. The growth rate of State product for 1997 was 4.5%, with the same growth rate being projected for 1998. An increased growth rate of 5.0% is expected in 1999. Mississippi continued to fall slightly behind the growth in per capita income for the country. Per capita incomes increased an estimated 5.8% in 1997; in 1998, personal income is projected to grow 4.1%.

    The growing importance of telecommunications, the increase of international trade and the tremendous increase in gaming and tourism have significantly impacted the state's economic position. Total employment in Mississippi increased by 1.1% in 1995 and is expected to increase by 1.2% in 1998. In the U.S. as a whole, total employment grew at a rate of 1.5%. Manufacturing accounts for 22% of employment in Mississippi, although employment in the manufacturing sector declined approximately 4% in 1996. This trend is not expected to continue, however. In fact, unlike the remainder of the nation, manufacturing employment in Mississippi is expected to increase between 1998 and 2003. In Mississippi, about 56% of manufacturing employment is in durable goods, with the remainder in nondurable goods. Mississippi's employment growth is expected to continue in such sectors as services, finance, insurance, real estate and construction.

    Although 1996 employment and income statistics show that the Mississippi economy slowed compared to 1995, the construction, agricultural and service sectors have been strong enough to maintain positive growth in employment and a rise in income levels close to the U.S. average. Although the State did not outperform national averages, the Mississippi economy has consistently outpaced the rest of the nation in recent years, with growth rates of income and employment well above the national average. U.S. News and World Report (11/8/93) ranked Mississippi number one in the nation, based on six indicators of economic health. The strength of Mississippi's economy is evident by the 9.8% rise in the corporate profits during 1992, a similar growth rate for 1993, and strong growth in 1994 due to further expansion of the gaming industry. U.S. News and World Report (11/7/94) continued to rank Mississippi in the top ten states for economic growth with its number eight ranking.

    In recent years, the State has successfully expanded its economy through technology-based research and education, and the Mississippi banking system has exhibited strength and stability over the past several years, a period characterized by a growing number of bank failures nationwide. As a result of legislation passed in 1996, state banks are able to participate in nationwide banking through the establishment of branches out-of-state, and out-of-state banks are able to establish branches in Mississippi.

    The gaming industry started up in Mississippi in August 1992, and as of November 1993, it had already become a $500 million industry, providing more than 12,000 jobs in direct employment and contributing over $60 million in State and local tax revenues annually. By December 1994, employment in the gaming industry stabilized at 28,000 jobs. During 1995 employment grew to 31,000 and monthly revenues increased to average $155 million, and in 1996, the annual growth rate for employment in the gaming industry exceeded 10%. Gross gaming revenues in 1997 exceeded the previous year's revenues by 6.8 percent. Three additional gaming facility projects were announced during 1997 which will require an initial aggregate investment of $1250 million.

    While the number of workers involved directly in agriculture has declined, it remains a significant factor in the State's economy. Cotton was the number one producer of farm income in 1990, poultry and eggs were second while forestry was third. Research and promotion have provided the State with a number of new farming alternatives. The production of catfish, poultry, rice, blueberries and muscadines have grown dramatically in recent years. Timber continues to be Mississippi's largest natural resource, with the State leading the nation in the number of tree farms. Cash receipts from both poultry and forestry were at record high levels in 1996. Of Mississippi's total land area 56% (approximately 17 million acres) is classified as commercial forest.

    All or part of 20 states and 136 metropolitan areas lie within 550 miles of Mississippi. Mississippi is in an excellent location to service this market area with four interstate highways, which provide access in every direction, 19 railroads, including four of the nation's largest carriers, and seven commercial airports. International and domestic waterborne commerce is served by Mississippi's 12 major ports.

    The population of the State is estimated to be 2,720,000. The population increased an estimated 2.1% from 1980-1990; however, population projections suggest a more dramatic growth in the 1990's. The projected increase is 9.8% for a total population of 2,827,703 by the year 2000. Mississippi has a relatively young population, with 28% of its total population below 18 years of age.

    Employment in the service industries rose more than 50% since 1990 and accounts for 23% of the state's employment, but employment in service industries slowed its growth sharply from the 1994 growth rate of 12.4%. Although the manufacturing sector is the leading employer in the State, the leading gainer in 1997 was the hotel and lodging segment which saw an increase in employment of 10.7% as compared to 1996. The other large employment sectors are government, wholesale and retail trade, construction and transportation and communications. Although its importance has declined over the last decade, agriculture continues to contribute significantly to the State's economy. With the diversification into livestock, soybeans, aquaculture, rice and other alternative crops, there is now less dependence on cotton as the major crop. The State's exports have been enjoying double-digit growth rates. In 1993-1995, Mississippi led the country in the growth rate of exports, with a 70.4% increase, and the state ranked 40th in value of exports. The state has also increased its involvement in the international marketplace. In 1996, $2.8 billion in goods were exported to Russia. Exports to China also increased significantly, substantial levels of exports to Canada and Mexico, historically Mississippi's leading export markets, continued.

    Total personal income in Mississippi increased 4.1% in 1998 compared to a 5.8% increase in the U.S. over the same period. Projections for 1999 show the State personal income growth to be slightly higher than the growth experienced in Mississippi in 1998. Manufacturing, services and government employment comprise the largest components of earned personal income in Mississippi. Mississippi continues to rank 50th among the 50 states in per capita total personal income. However, between 1970 and 1990, per capita total personal income in Mississippi increased 87% from 1985 to 1996 compared to a 74% increase in the United States over the same period.

    In the State of Mississippi, all State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness. The amount of bonded indebtedness that may be incurred by the State or any of its direct agencies is limited by the Mississippi Constitution to an amount equal to one and one-half times the sum of all revenue collected by the State during any one of the preceding four fiscal years, whichever year may be higher.

    For the fiscal year ended June 30, 1996, State General Fund receipts were budgeted at approximately $2,701,640 and State General Fund Disbursements were budgeted at approximately $2,675,573, and State Special Fund Receipts and Disbursements were estimated to be approximately $4,877,689 and $4,760,510, respectively. With the growth in industry, employment and the gaming industry, the State General Fund receipts are increasing significantly. For the fiscal year ended June 30, 1997, General Fund receipts had increased to approximately $2,862,297 and this trend is expected to continue.


    NEW YORK FUND
    The fiscal stability of New York State is related, in part, to the fiscal stability of its public localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. If any State agencies, authorities or localities were to default on any of their financial obligations, or were to require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing, as well as market price of the State's outstanding debt, could be materially adversely affected.

    A variety of court actions have been brought against the State and certain agencies and municipalities relating to financings, amount of real estate tax, use of tax revenues and other matters, which could adversely affect the ability of the State or such agencies or municipalities to pay their obligations.

    Both the State and New York City face potential economic problems which could seriously affect the ability of both the State and City to meet their respective financial obligations. The City depends on state aid both to enable the City to balance its budget and to meet its cash requirements. The City has had to face greater competition from other major cities and the State economy has grown more slowly than that of the nation as a whole, in part as a result of international and national trends beyond the State's or City's control. Moreover, the current high level of New York State and New York City taxes limits the ability of the State and the City to impose higher taxes in the event of future difficulties. The federal and State governments have proposed various programs to alleviate these trends but no immediate reversal can be expected. Further, various proposals relating to Federal tax and spending policies that are currently being discussed and debated could, if enacted, have a significant impact on the current and future financial condition of the State and its localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years.

    New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. This transition reflects a national trend. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

    Although industry and commerce are broadly spread across the State, particular activities are concentrated in certain areas. Westchester County is headquarters for several major corporations. Buffalo's economy relies on a diverse manufacturing base. Rochester leads the nation in the manufacture of photographic and optical equipment. Syracuse and the Utica-Rome area produce machinery and transportation equipment. The Albany-Troy-Schenectady area is a governmental and educational center and produces electrical products. Binghamton is the original site of the International Business Machines Corporation and continues to have a concentration of employment in computer and other high technology manufacturing.

    New York City, which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of both the State's population and personal income. It is headquarters for the nation's securities business, and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of the three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

    The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.


    The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.


    The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.


    NORTH CAROLINA FUND
    General obligations of a city, town or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include (1) revenue bonds payable exclusively from revenue-producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of North Carolina. In addition, the North Carolina Fund is concentrated on Debt Obligations of North Carolina issuers and is subject to additional risk from decreased diversification as well as factors that may be particular to North Carolina or, in the case of revenue bonds payable excessively from private party revenues or from specific state non-tax revenue, factors that may be particular to the related activity or payment party.


    Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.


    State Budget and Revenues. The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. In November 1996, the voters of the State approved a constitutional amendment giving the Governor the power to veto certain legislative matters, including budgetary matters.

    Since 1994, the State has had a budget surplus, in part as a result of new taxes and fees and spending reductions put into place in the early 1990s. In addition, the State, like the nation, has experienced economic recovery during the 1990s. The State budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors, including State and national economic conditions, international activity and federal government policies and legislation. The unreserved General Fund balance at June 30, 1998, the end of the 1997-98 fiscal year, was approximately $115.2 million and the reserved balance of the General Fund was approximately $1.15 billion.

    In 1995, the North Carolina General Assembly repealed, effective for taxable years beginning on or after January 1, 1995, the tax levied on various forms of intangible personal property. The legislature provided specific appropriations to counties and municipalities from state revenues to replace the revenues those political subdivisions previously received for the intangibles tax. In addition, in the 1996 session the legislature reduced the corporate income tax rate from 7.75% to 6.9% (phased in over four years) and reduced the food tax from 4% to 3% and eliminated most privilege license taxes as of January 1, 1997. As a result of the comprehensive tax reductions, General Fund tax collections for 1995-96 grew by only 1.0% over 1994-95, as opposed to the 6.4% growth that would have occurred if such measures had not been taken.

    In the 1996-97 Budget prepared by the Office of State Budget and Management, it was projected that General Fund net revenues would increase 3% over 1995-96. In fact, actual General Fund net revenues for 1996-97 increased 8.3% over 1995-96. This increase resulted primarily from growth in the North Carolina economy, which resulted in increased personal and corporate income tax receipts.

    In the 1998 session the General Assembly eliminated the sales tax on food and the inheritance tax. In addition, the budget for the 1998-99 year of $12.5 billion calls for significant increases in spending. The tax reductions and increase of almost $1 billion over the 1997-98 budget are expected to be offset by strong projected tax revenue growth and the conservative nature of the State's expenditures which historically have come in under budget. The main areas of emphasis for spending include reform to the juvenile justice system, Smart Start, an early childhood program, and education, including a 6.5% increase in teacher salaries.

    It is unclear what effect these developments at the State level may have on the value of the Debt Obligations in the North Carolina Fund.

    Litigation. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, an adverse decision in any of these cases would not materially adversely affect the State's ability to meets its financial obligations.

    Leandro, et al. v. State of North Carolina and State Board of Education -- In May, 1994 students and boards of education in five counties in the State filed suit in state Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the North Carolina Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law, and violates various statutes relating to public education.

    On July 24, 1997, the North Carolina Supreme Court issued a decision in the case. The Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties on the basis that the Constitution does not require substantially equal funding and educational advantages in all school districts. The Court remanded the case for trial on the claim for relief based on the Court's conclusion that the Constitution guarantees every child of the state an opportunity to receive a sound basic education in North Carolina public schools. Five other counties intervened and now allege claims for relief on behalf of their students' rights to a sound basic education on the basis of the high proportion of at-risk students in their counties' systems. Trial on one of the claims with respect to one plaintiff's County is set for August 1999. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the outstanding claims.

    Faulkenbury v. Teachers' and State Employees' Retirement System; Peele v. Teachers' and State Employees' Retirement System; Woodard v. Local Governmental Employees' Retirement System -- Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The Superior Court issued an order ruling in favor of plaintiffs. The Order was affirmed by the North Carolina Supreme Court. The case went back to the Superior Court for calculations of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there are now two appeals pending in the appellate courts concerning calculation of the retroactive benefits. The plaintiffs have submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. These amounts would be payable from the funds of the Retirement systems. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeals. Payments have been made by the State of approximately $73 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $42 million. All retroactive payments and future benefit payments are payable from the funds of the Retirement systems.

    Bailey/Emory/Patton Cases -- State Tax refunds -- State and Federal Retirees. In 1992, State and local government retirees filed Bailey, et al. v. North Carolina, et al., a class action lawsuit challenging repeal of the income tax exemptions for State and local government retirement benefits as a breach of contract and an unconstitutional impairment of their contract rights and seeking tax refunds for taxes paid in tax years 1989 through 1991. The Bailey plaintiffs obtained judgment in May 1995 in the Superior Court for Wake County, and on May 8, 1998, the Supreme Court of North Carolina upheld the Superior Court's decision. Several additional cases, also named Bailey, et al. v. North Carolina, et al., and one named Emery, et al. v. North Carolina, et al., were filed by State and local government retirees to preserve their refund claims for subsequent tax years through tax year 1997. The outcome of these cases was controlled by the outcome of the initial Bailey case.

    In 1995, a group of federal government retirees filed Patton, et al. v. North Carolina, et al., a class action tax refund lawsuit seeking refunds of State taxes paid on federal pension income since tax year 1989. The Patton plaintiffs claimed that if the Bailey plaintiffs prevailed on their refund claims, then the disparity of tax treatment accorded state and federal pension income held unconstitutional in Davis v. Michigan (1989) would be reestablished. In Davis, the United States Supreme Court ruled that a Michigan income tax statute that taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of State and local government retirees. The repeal of those exemptions in 1989 resulted in the Bailey case.

    On June 10, 1998, the General assembly reached an agreement settling the Bailey, Emory, and Patton cases. The agreement, embodied in a consent order, provided that the State would pay $799,000,000 in two installments, one in 1998 and the other in 1999, to extinguish all liability for refunds for tax years 1989 through 1997 of taxes paid by federal, State and local government retirees who had five years creditable service in their retirment system prior to August 12, 1989, the date of enactment of the statute repealing the exemptions from taxation of State and local government retirement benefits, or who have "vested" by that date in certain "defined contribution" plans such as the State's 401(k) and deferred compensation plans. The consent order was conditioned upon the General Assembly appropriating the funds to make the payments set forth in the consent order and court approval of the settlement following notice to class members. The appropriation of the first installment of $400,000,000 was made, and the Superior Court approved the settlement on October 7, 1998.

    N.C. School Boards Association, et al. v. Harlan E. Boyles, State Treasurer, et al. -- Use of Administrative Payments. On December 14, 1998, plaintiffs, including county school boards for Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools.

    Smith/Shaver Cases -- State Tax Refunds -- Intangibles Tax. The Smith case is a class action tax refund lawsuit related to litigation in Fulton Corporation v. Faulkner, a case filed by a single taxpayer and decided by the United States Supreme Court in 1996 regarding the constitutionality of intangibles taxes previously collected by the State on shares of stock. On July 7, 1995, while the Fulton case was pending before the Unites States Supreme Court, the Smith class action was commenced in North Carolina Superior Court on behalf of all taxpayers who paid the tax and complied with the requirements of the applicable tax refund statute, N.C. Gen. Stat. (S) 105-267, including its 30-day demand requirements. These original plaintiffs were later designated Class A when a second group of taxpayers were added. The new class, designated Class B, consisted of taxpayers who had paid the tax but failed to comply with the refund statute's 30-day demand requirement. On June 11, 1997, judgment was entered awarding the Class A plaintiffs refunds totaling $120,000,000, with interest, and these refunds have been paid. In a separate order also entered on June 11, 1997, Class B was decertified and the refund claims of Class B taxpayers were dismissed. Class counsel appealed the Class B decertification/dismissal order, and on December 4, 1998, the North Carolina Supreme Court reversed the dismissal. As a result of the Smith decision, the State will be required to pay refunds to Class B intangibles taxpayers. The State estimates that its liability for tax refunds, with interest through June 30, 1999, will be approximately $350,000,000.

    A second class action tax refund lawsuit, Shaver, et al. v. North Carolina, et al., was filed on January 16, 1998, by the same taxpayers as Class B plaintiffs in Smith under alternative theories of recovery for tax years 1991 through 1994 and for refunds for one additional year, 1990. Their additional claim for 1990 totals approximately $100,000,000. Given the outcome of the Smith case, the North Carolina Attorney General's Office believes that sound legal arguments support dismissal as moot of the Shaver refund claims for tax years 1991 through 1994 and dismissal of the claims for tax year 1990 as barred by the statute of limitations.

    The State is involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations; however, the North Carolina Attorney General does not expect any of the other outstanding lawsuits to materially adversely affect the State's ability to meet its financial obligations.

    General. The population of the State has increased 13% from 1980, from 5,895,195 to 6,656,810 as reported by the 1990 federal census and the State rose from twelfth to tenth in population. The State's estimate of population as of July, 1998, is 7,544,360. Notwithstanding its rank in population size, North Carolina is primarily a rural state, having only six municipalities with populations in excess of 100,000.

    The labor force has undergone significant change during recent years as the State has moved from an agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices. During the period 1980 to 1996, the State labor force grew about 33% (from 2,855,200 to 3,796,200). Per capita income during the period 1985 to 1997 grew from $11,870 to $23,174, an increase of 95.2%.

    The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of December, 1998, the State was reported to rank eleventh among the states in non-agricultural employment and eighth in manufacturing employment. Employment indicators have varied somewhat in the annual periods since June of 1990, but have demonstrated an upward trend since 1991. The following table reflects the fluctuations in certain key employment categories.

    CATEGORY (ALL SEASONALLY
    ADJUSTED)                      JUNE 1994      JUNE 1995      JUNE 1996          JUNE 1997         JUNE 1998
    ------------------------------------------------------------------------------------------------------------
    Civilian Labor Force           3,560,000      3,578,000      3,704,000          3,797,000          3,776,000
    Nonagricultural Employment     3,358,700      3,419,100      3,506,000          3,620,300          3,758,800
    Goods Producing Occupations
      (mining, construction and
      manufacturing)               1,021,500      1,036,700      1,023,800          1,041,000          1,045,400
    Service Occupations            2,337,200      2,382,400      2,482,400          2,579,300          2,713,400
    Wholesale/Retail
    Occupations                      749,000        776,900        809,100            813,500            848,300
    Government Employees             554,600        555,300        570,800            579,600            594,800
    Miscellaneous Services           731,900        742,200        786,100            852,500            923,100
    Agricultural Employment           53,000         53,000         53,000      not available      not available

    The seasonally adjusted unemployment rate in July 1998 was estimated to be 3.2% of the labor force as compared with 4.5% nationwide.

    North Carolina's economy continues to benefit from a vibrant manufacturing sector. Manufacturing firms employ approximately 22% of the total non-agricultural workforce. North Carolina has the second highest percentage of manufacturing workers in the nation. The State's annual value of manufacturing shipments totals $142 billion, ranking the State eighth in the nation. The State leads the nation in the production of textiles, tobacco products, furniture and fiberoptic cable, and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. More than 700 international firms have established a presence in the State. Charlotte is now the second largest financial center in the country, based on assets of banks headquartered there. The strength of the State's manufacturing sector also supports the growth in exports; the latest annual statistics show $8.76 billion in exports, making North Carolina one of the few states with an export trade surplus.

    In 1997, the State's gross agricultural income of nearly $8.3 billion placed it seventh in the nation in gross agricultural income. According to the State Commissioner of Agriculture, in 1997 the State ranked first in the nation in the production of flue-cured tobacco, total tobacco, turkeys and sweet potatoes; second in hog production, trout sold, and hog and pig income; third in poultry and egg products income, greenhouse and nursery income; and the production of cucumbers and pickles; fourth in the value of net farm income, commercial broilers, peanuts and strawberries; and sixth in burley tobacco and blueberries.


    The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural state in the nation.


    Tobacco production, which had been the leading source of agricultural income in the State, declined in 1995. The poultry industry is now the leading source of gross agricultural income, at 26.6%, and the pork industry provides 24% of the total agricultural income. Tobacco farming in North Carolina has been and is expected to continue to be affected by major Federal legislation and regulatory measures regarding tobacco production and marketing, federal and state litigation settlements regarding tobacco industry liability, and by international competition. The tobacco industry remains important to North Carolina providing approximately 14.4% of gross agricultural income.

    The number of farms has been decreasing; in 1997 there were approximately 57,000 farms in the State, down from approximately 72,000 in 1987 (a decrease of about 21% in ten years). However, a strong agribusiness sector supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agriculture industry, including food, fiber and forest products, contributes over $45 billion annually to the State's economy.

    The North Carolina Department of Commerce, Travel and Tourism Division, indicates that travel and tourism is increasingly important to the State's economy. Travel and tourism's $10.1 billion economic impact in 1997 represents a 4.1% increase over 1996. The North Carolina travel and tourism industry directly supports 171,000 jobs.

    Bond Ratings. Currently, Moody's rates North Carolina general obligation bonds as Aaa and S&P rates such bonds as AAA. S&P also reaffirmed its stable outlook for the State in July 1998. S&P reports that North Carolina's rating reflects the State's strong economic characteristics, sound financial performance, and low debt levels.

    PENNSYLVANIA FUND
    State Economy. Pennsylvania has been historically identified as a heavy-industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in the Commonwealth are in the service sector, including trade, medical and the health services, education and financial institutions. The Commonwealth's agricultural industries are also an important component of its economic structure, accounting for more than $3.6 billion in crop and livestock products annually while agribusiness and food related industries support $39 billion in economic activity annually.

    Employment within the Commonwealth increased steadily from 1984 to 1990. From 1990 to 1992, employment in the Commonwealth declined 1.8%. From 1992 to 1998, employment increased 4.1%. The growth in employment experienced in the Commonwealth during such periods is slightly higher than the growth in employment in the Middle Atlantic region of the United States. Non-manufacturing employment in the Commonwealth has increased steadily since 1980 to its 1998 level of 82.8% of total Commonwealth employment. Manufacturing, which contributed 17.1% of 1998 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1998, the services sector accounted for 32.3% of all non-agricultural employment in the Commonwealth while the trade sector accounted for 22.4%.

    Economic strengths and weaknesses vary in different parts of the Commonwealth. In general, heavy industry and manufacturing have been facing increasing competition from foreign producers. During 1998, the annual average unemployment rate in the Commonwealth was 4.6%, compared to 4.5% for the United States. For March 1999, the unadjusted unemployment rate was 4.8% in the Commonwealth and 4.4% in the United States, while the seasonally adjusted unemployment rate for the Commonwealth was 4.4% and for the United States was 4.2%.

    State Budget. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.


    All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

    Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money's received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.


    Financial information for the principal operation funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

    Recent Financial Results. From fiscal 1984, when the Commonwealth first prepared its financial statements on a GAAP basis, through fiscal 1989, the Commonwealth reported a positive unreserved-undesignated fund balance for its governmental fund types at each fiscal year end. Slowing economic growth during 1990, leading to a national economic recession beginning in fiscal 1991, reduced revenue growth and increased expenditures and contributed to negative unreserved-undesignated fund balances at the end of the 1990 and 1991 fiscal years. The negative unreserved-undesignated fund balance was due largely to operating deficits in the General Fund and the State Lottery Fund during those fiscal years. Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined governmental fund types at June 30, 1993, as a result of a $420.4 million increase in the balance. These gains were produced by continued efforts to control expenditure growth. The Combined Balance Sheet as of June 30, 1997, showed total fund balance and other credits for the total governmental fund types of $2,901 million, a $915 million increase from the balance at June 30, 1996. During fiscal 1997, total government fund assets increased by $782 million to $6,575 million, while government fund liabilities increased by $132 million to $3,674 million.

    Fiscal 1991 Financial Results. The Commonwealth experienced a $453.6 million General Fund deficit as of the end of its 1991 fiscal year. The deficit reflected higher than budgeted expenditures, below-estimate economic activity and growth rates of economic indicators and total tax revenue shortfalls below those assumed in the enacted budget. Rising demands on State programs caused by the economic recession, particularly for medical assistance and cash assistance programs, and the increased costs of special education programs and correction facilities and programs, contributed to increased expenditures in fiscal 1991, while tax revenues for the 1991 fiscal year were severely affected by the economic recession. Total corporation tax receipts and sales and use tax receipts during fiscal 1991 were, respectively, 7.3% and 0.9% below amounts collected during fiscal 1990. Personal income tax receipts also were affected by the recession but not to the extent of the other major General Fund taxes, increasing only 2.0% over fiscal 1990 collections. A number of actions were taken throughout the fiscal year by the Commonwealth to mitigate the effects of the recession on budget revenues and expenditures. The Commonwealth initiated a number of cost-saving measures, including the firing of 2,000 state employees, deferral of paychecks and reduction of funds to state universities, which resulted in approximately $871 million cost savings.

    Fiscal 1992 Financial Results. Actions taken during fiscal 1992 to bring the General Fund budget back into balance, including tax increases and expenditure restraints resulted in a $1.1 billion reduction for the unreserved-undesignated fund deficit for combined governmental fund types and a return to a positive fund balance. Total General Fund revenues for fiscal 1992 were $14,516.8 million which is approximately 22% higher than fiscal 1991 revenues of $11,877.3 million due in large part to tax increases. The increased revenues funded substantial increases in education, social services and corrections programs. As a result of the tax increases and certain appropriation lapses, fiscal 1992 ended with an $8.8 million surplus after having started the year with an unappropriated General Fund balance deficit of $453.6 million.

    Fiscal 1993 Financial Results. Fiscal 1993 closed with revenues higher than anticipated and expenditures approximately as projected, resulting in an ending unappropriated balance surplus of $242.3 million. A deduction in the personal income tax rate in July 1992 and the one-time receipt of revenues from retroactive corporate tax increases in fiscal 1992 were responsible, in part, for the low growth in fiscal 1993.

    Fiscal 1994 Financial Results. Commonwealth revenues during the 1994 fiscal year totaled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9% over Commonwealth revenues during the 1993 fiscal year. The sales tax was an important contributor to the higher than estimated revenues. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax that ended the 1994 fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income. Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totaled $14,934.4 million representing a 7.2% increase over fiscal 1993 expenditures. Medical assistance and prison spending contributed to the rate of spending growth for the 1994 fiscal year. The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million.

    Fiscal 1995 Financial Results. Commonwealth revenues for the 1995 fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers. Commonwealth revenues during the 1995 fiscal year were $459.4 million, 2.9%, above the estimate of revenues used at the time the 1995 fiscal year budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts largely due to higher receipts from the corporate net income tax. Fiscal 1995 revenues from the corporate net income tax were 22.6% over collections in fiscal 1994 and include the effects of the reduction of the tax rate from 12.25% to 11.99% that became effective with tax years beginning on and after January 1, 1994. The sales and use tax and miscellaneous revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5,526.9 million, $128.8 million above the enacted budget estimate and 7.9% over fiscal 1994 collections. Tax receipts from both motor vehicle and non-motor vehicle sales contributed to the higher collections. Miscellaneous collections for fiscal 1995 were $183.5 million, $44.9 million above estimates and were largely due to additional investment earnings, escheat revenues and other miscellaneous revenues.

    Fiscal 1996 Financial Results. Commonwealth revenues (prior to tax refunds) for the 1996 fiscal year increased by $113.9 million over the prior fiscal year to $16,338.5 million representing a growth rate of 0.7 percent. Tax rate reductions and other tax law changes substantially reduced the amount and rate of growth for the fiscal year. The Commonwealth has estimated that tax changes enacted for the 1996 fiscal year reduced Commonwealth revenues by $283.4 million representing 1.7 percentage points of fiscal 1996 growth in Commonwealth revenues.

    Fiscal 1997 Financial Results. The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. The unappropriated balance rose from an adjusted amount of $158.5 million at the beginning of fiscal 1997, to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve
    Fund) at the close of the fiscal year. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations are expected to be $88.7 million, which represents the normal fifteen percent of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget.

    Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 (3.4 percent) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1 percent over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated tax reductions that affected receipts during both of those fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1997. Receipts from the personal income tax produced the largest single component of higher revenues for the fiscal year. Personal income collections were $236.3 million over estimate representing a 6.9% increase over fiscal 1996 receipts. Receipts of the sales and use tax were $185.6 million over estimate representing a 6.2% increase. Collections of corporate taxes, led by the capital stock and franchise and the gross receipts taxes, also exceeded their estimates for the fiscal year. Non-tax revenues were $19.8 million (5.8 percent) over estimate mostly due to higher than anticipated interest earnings.

    Fiscal 1998 Financial Results. Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations will total $223.3 million consisting of $73.3 million representing the required transfer of 15% of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund will exceed $664 million and represents 3.7% of fiscal 1998 revenues.

    Commonwealth revenues (prior to tax refunds) during the 1998 fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5% increase over fiscal 1997 receipts. Receipts of the sales and use tax were $6.2 million over estimate representing a 1.9% increase. Collections of all corporate taxes exceeded their estimate for the fiscal year, led by the capital stock and franchise tax and the corporate net income tax which were over estimate by 7.8% and 2.7%, respectively. Non-tax revenues were $27.5 million (8.6%) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year.

    Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5% over fiscal 1997 appropriation expenditures.

    Fiscal 1999 Budget. The budget for fiscal 1999 was enacted in April 1998 at which time the official revenue estimate for the 1999 fiscal year was established at $18,456.6 million. The official revenue estimate is based on an economic forecast for national gross domestic product, on a year-over-year basis, to slow from an estimated annualized 3.9% rate in the fourth quarter of 1997 to a projected 1.8% annualized growth rate by the second quarter of 1999. The forecast of slowing economic activity is based on the expectation that consumers will reduce their pace of spending, particularly on motor vehicles, housing and other durable goods. Business is also expected to trim its spending on fixed investments. Foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly. The underlying growth rate, excluding any effect of scheduled or proposed tax changes for the General Fund fiscal 1999 official revenue estimate of 3.0% over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.66% over actual Commonwealth revenues for fiscal 1998.

    Tax reductions anticipated to be included in the enacted 1999 fiscal year budget totaled an estimated $241.0 million for fiscal 1999. Of the anticipated reductions, legislation representing tax reductions totaling $15 million has not yet been passed by the General Assembly. All estimates for fiscal 1999 assume enactment of those tax reductions currently pending before the General Assembly.

    Appropriations enacted for fiscal 1999 are 4.1% ($705.1 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations). Major increases in expenditures budgeted for fiscal 1999 include: (i) $249.5 million in direct support of local school district education costs (local school districts will also benefit from an estimated $104 million of reduced contributions by school districts to their worker's retirement costs from a reduced employer contribution rate); (ii) $60.4 million for higher education, including scholarship grants; (iii) $56.5 million to fund the correctional system including $21 million to operate a new correctional facility; (iv) $121.1 million for long-term care medical assistance costs; (v) $14.4 million for technology and Year 2000 investments; (vi) $55.9 million to fund the first year's costs of a July 1, 1998 annuitant cost of living increase for state and school district employees and (vii) $20 million to replace bond funding for equipment loans for volunteer fire and rescue companies. The balance of the increase is spread over many departments and program operations.

    The enacted fiscal 1999 budget assumes the draw down of the $265.4 million beginning budgetary balance by $141.1 million to an estimated closing balance, prior to transfer of the required portion to the Tax Stabilization Reserve Fund, of $124.3 million. The amount of the anticipated draw down does not consider the availability of appropriation lapses normally occurring during a fiscal year that are used to fund supplemental appropriations or increase unappropriated surplus.

    Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.

    Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the August 26, 1998, Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended August 26, 1998, was approximately $20.4 billion, and, therefore, the net debt limitation for the 1999 fiscal year is $32.0 billion. Outstanding net debt totaled $3.7 billion at June 30, 1998, approximately equal to the net debt at June 30, 1997. At August 26, 1998, the amount of debt authorized by law to be issued, but not yet incurred, was $22.7 billion.

    Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P and Aa3 by Moody's.

    City of Philadelphia. The City of Philadelphia (the "City" or
    "Philadelphia") is the largest city in the Commonwealth. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which have culminated in the City's present serious financial difficulties. In its 1992 Comprehensive Annual Financial Report, Philadelphia reported a cumulative general fund deficit of $71.4 million for fiscal year 1992.

    In June 1991, the Pennsylvania legislature established the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), a five-member board, to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. The legislation empowers PICA to issue notes and bonds on behalf of Philadelphia, and also authorizes Philadelphia to levy a 1% sales tax the proceeds of which would be used to pay off the bonds. In return for PICA's fiscal assistance, Philadelphia is required, among other things, to establish five-year financial plans that include balanced annual budgets. Under the legislation, if Philadelphia does not comply with such requirements, PICA may withhold bond revenues and certain State funding. At this time, the City is operating under a five-year fiscal plan approved by PICA on June 6, 1998. As of August 1, 1998, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds.


    The financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the City's Cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million.


    No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,055.0 million in Special Tax Revenue Bonds outstanding as of June 30, 1998.

    The audited General Fund balance of the City as of June 30, 1995, 1996 and 1997 showed a surplus of approximately $80.5 million, $118.5 million and $128.8 million, respectively.

    S&P's rating on Philadelphia's general obligation bonds is "BBB." Moody's rating is currently "Baa2."

    Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident.

    SOUTH CAROLINA FUND

    Article X, Section 7(a) of the South Carolina Constitution requires that the General Assembly provide for a budgetary process to ensure that annual expenditures of State government may not exceed annual State revenues. Subsection (c) of Section 7 of Article X requires that the General Assembly prescribe by law a spending limitation on appropriations for the operation of State government such that annual increases in appropriations may not exceed the annual growth rate of the economy of the State; provided, however, that this limitation is subject to suspension by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House. Subsection (d) of Section 7 of Article X requires that the General Assembly shall prescribe by law a limitation on the number of State employees such that the annual increase in such number may not exceed the average growth rate of the population of the State; provided, however, that this limitation is subject to suspension by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House.

    Article III, Section 36 of the South Carolina Constitution requires the establishment of a General Reserve Fund for the purpose of covering operating deficits of State Government and a separate and distinct Capital Reserve Fund for the purpose of providing capital improvements or for retiring State bonds previously issued. Amounts in the Capital Reserve Fund may, as hereinafter described, be used to fund a year end deficit. The General Reserve Fund is required to be funded in an amount equal to 3% of the general fund revenue of the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The General Assembly is required to provide for the orderly restoration of funds withdrawn from the General Reserve Fund. The Constitutional provisions with respect to the General Reserve Fund require that the General Assembly provide for a procedure to survey the progress of the collection of revenue and the expenditure of funds and require the General Assembly to authorize and direct reduction of appropriations as may be necessary to prevent a deficit. Such provisions require that, should a year end operating deficit occur, so much of the General Reserve Fund as may be necessary must be used to cover the deficit. The amount so used must be restored to the General Reserve Fund within three fiscal years until the 3% requirement is again reached.


    The Capital Reserve Fund is required to be funded in an amount equal to 2% of the prior fiscal year's general fund revenues. The South Carolina Constitution requires that the General Assembly provide that, if revenue forecasts before April 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for that fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that the fiscal year has ended with an operating deficit, the South Carolina Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to satisfy such deficit before withdrawing monies from the General Reserve Fund for such purpose.

    Fiscal responsibility in the State lies with the South Carolina State Budget and Control Board. The Governor is required to submit an Executive Budget to the General Assembly within five days after the beginning of each regular session. Such budget is required to conform to the funding requirements contained in Article III, Section 36 of the South Carolina Constitution. Regular sessions of the General Assembly begin on the second Tuesday of January in each year. In order to enable the Governor to present his budget to the General Assembly at the time required, the Governor is required, by law, to complete a survey of all departments, bureaus, divisions, offices, boards, commissions, institutions and other agencies to obtain information upon which to base his budget recommendations no later than November 1 of each year. In this connection, each of several State departments, bureaus, divisions, offices, boards, commissions, institutions and other agencies receiving or requesting financial aid from the State are required to report to the Governor in itemized form, no later than November 1, of each year, the amount needed or requested in the succeeding fiscal year. In addition, on or before November 1 of each year the State Comptroller General is required to furnish to the Governor detailed statements as to appropriations and expenditures for certain prior fiscal years and appropriation years. The State Comptroller General is also required to furnish to the Governor on or before December 1 of each year an estimate of the financial needs of the State itemized in accordance with the budget classifications adopted by the Budget and Control Board.


    The budget presented to the General Assembly by the Governor must be accompanied by detailed statements of prior year's revenues and expenditures, a statement of current assets and liabilities and other information with respect to the State's finances and economic condition. The General Assembly is authorized by law to increase or decrease items in the budget bill. The South Carolina Constitution mandates the General Assembly to provide a balanced budget and provides that if there be a casual deficit, such deficit shall be provided for in the succeeding fiscal year.


    As noted above, the South Carolina Constitution requires a procedure for the monitoring of revenues and expenditures with a view to a reduction of appropriations as may be necessary to prevent a deficit. For the purpose of providing projections and forecasts of revenues and expenditures and advising the Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the Budget and Control Board is required, within 15 days of such determination, to take action to avoid a deficit at the end of such fiscal year.


    In 1993, the General Assembly provided that beginning with appropriations for fiscal year 1994-95, appropriations in the annual general appropriations act may not exceed the base revenue estimate. The base revenue estimate is defined as the lesser of (i) the total of recurring general fund revenues collected in the latest completed fiscal year before the General Assembly first considers the annual general appropriations bill plus an increase of 75% of the difference between the general fund revenue estimate of the Board of Economic Advisors for the upcoming fiscal year and the actual revenue collections from the latest completed fiscal year; or (ii) the Board of Economic Advisors general fund revenue estimate for the upcoming fiscal year.


    For many years, each annual Appropriations Act has contained a provision requiring the Budget and Control Board to monitor the collection of revenues and the expenditure of funds. The Appropriations Act for Fiscal Year 1994-95, Act 497 of 1994, Part I, provides that if, because of an inaccurate estimate of revenues, a deficit appears likely, the Budget and Control Board shall effect such reductions of appropriations as may be necessary to prevent a deficit.


    Actions taken by the Budget and Control Board in the fiscal year ended June 30, 1992, reflect the required process of monitoring revenues and making adjustments to avoid a deficit. The fiscal year 1991-92 budget adopted in June 1991 was based on estimated revenues of $3.588 billion. On July 25, 1991, the Board of Economic Advisors advised the Budget and Control Board that it projected revenues to be $148.3 million less than estimated in the 1991-92 Appropriations Act. In response, on July 30, 1991, the Budget and Control Board eliminated the Capital Reserve Fund appropriation of $65.8 million, reduced agency appropriations by $33.6 million and required agencies to set aside additional appropriations of $67.3 million. On February 10, 1992, the Board of Economic Advisors advised the Budget and Control Board that it had again revised its estimate of revenues downward by an additional $55 million. In response to this revised estimate, on February 11, 1992, the Budget and Control Board permanently reduced the $67.3 million in appropriations which were set aside on July 30, 1991, and further reduced appropriations by $27.2 million. Despite such actions, expenditures exceeded revenues by $38.2 million and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.


    For the fiscal year ended June 30, 1993, the Board of Economic Advisors on August 19, 1992, advised the Budget and Control Board that it projected revenues to be $195 million less than estimated in the 1992-93 Appropriations Act. On August 22, 1992, the Budget and Control Board responded by sequestering the Capital Reserve Fund of $86.1 million, reducing certain agency appropriations by $88.1 million based on each agency's fiscal year 1992-93 appropriation growth and requiring certain agencies to set aside an additional $88.1 million, also based on each agency's fiscal year 1992-93 appropriation growth. The method of reducing agency appropriations based on growth was challenged and the State Supreme Court deemed that such method was inappropriate. In response, the Budget and Control Board, on September 15, 1992, reduced agency appropriations on an across-the-board method by 4%. On November 10, 1992, the Budget and Control Board permanently reduced the $88.1 million in appropriations which were set aside on August 22, 1992. This action along with improved actual revenue collections created a budgetary surplus of $100,993,615.

    For the fiscal year ended June 30, 1994, the State had a budgetary surplus of $273.48 million. The General Assembly designated the application of most of this surplus, including a transfer to the Capital Reserve Fund in the amount of $66.83 million.

    For the fiscal year ended June 30, 1995, the State had a budgetary surplus of $393 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $73.4 million.

    For the fiscal year ended June 30, 1996, the State had a budgetary surplus of $316.7 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $80.5 million.

    For the fiscal year ended June 30, 1997, the State had a budgetary surplus of $297.8 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $83.6 million. The $83.6 million Capital Reserve Fund appropriation for the fiscal year ended June 30, 1997 included an appropriation of $13.1 million for debt service payments occurring in the fiscal year ending June 30, 1998 on State Capital Improvement Bonds. The total of all debt service payments on State Capital Improvement Bonds for the fiscal year ending June 30, 1998 amounts to $145,633,779.

    For the fiscal year ended June 30, 1998, the State had a budgetary surplus of $254 million.

    South Carolina is primarily a manufacturing state. In 1998, 20% of all jobs in the State were in the manufacturing industry, compared to 15% nationally. While the textile industry is still the major industrial employer in the State, since 1950, the State's economy has undergone a gradual transition to other activities. The economic base of the State has diversified into other areas such as trade, health care, services and durable goods manufacturing. This development was assisted by the State's lowering of its Corporate Income Tax rate and the providing of improved tax incentives to encourage business development in the State during the 1980's. Now South Carolina's economy tends to resemble more closely that of the United States.

    Real Gross Domestic Product (GDP) nationwide increased 3.9% during 1997. The nation's output expanded a revised 3.9% in 1997 after a 3.4% increase in 1996. Inflation as measured by the Consumer Price Index increased at a rate of 1.6% during 1998 after increasing 2.3% in 1997 and 3.0% in 1996.

    During all of 1997, personal income grew at a revised average annual rate of 5.8% in South Carolina. During the same period the nation's income grew 5.6% and in the Southeast grew 5.7%. During the period 1992-1997 personal income in South Carolina rose at a compounded annual rate of 5.6%, outpacing the 5.3% annual income growth in the United States for the same period but below the 5.9% annual income growth for the Southeastern region.

    The year 1998 was a banner year for announced capital investment in new plants and expansions in the State. The South Carolina Department of Commerce reported that manufacturers announced $5.8 billion in economic development projects during 1998. This investment is expected to create 31,632 new jobs at 1,395 companies.

    In 1998, employment increased 4.1% while the rate of employment growth in the United States was 2.6%. Monthly unemployment rates in the State have recently decreased below comparable national rates during 1998. The unemployment rate for South Carolina in 1998 was 3.5%, comparing favorably to the 4.5% nationwide unemployment rate.

    General Fund Revenues increased at a rate of 5.6% during fiscal year 1997-98 over the previous fiscal year. The State finished fiscal year 1997-98 with a revenue excess of $170 million above the fiscal year 1997-98 Appropriations Act. Through January 1999, revenues have increased at a rate of 7.8% during fiscal year 1998-99. The State is expecting a revenue excess of $70 million above the fiscal year 1998-99 Appropriations Act.


    TENNESSEE FUND
    In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. That amendment also provided that no debt obligation may be authorized for the current operation of any State service or program unless repaid within the fiscal year of issuance. The state's fiscal year runs from July 1 through June 30.


    In response to public demand for better public education throughout the State, the 1992 Tennessee General Assembly temporarily raised the State sales tax by one-half of one percent to 6%, effective April 1, 1992. This increase became permanent as a result of the 1993 legislative session.

    Tennessee presently imposed an individual income tax on only interest and dividends. However, due to a projected budget deficit of between $200 and $400 million dollars for the fiscal year ending June 1, 1998, the Tennessee legislature is holding a special session to determine whether to raise money to reduce the deficit by imposing a broad-based individual income tax.

    The Tennessee economy generally tends to rise and fall in a roughly parallel manner with the U.S. economy. Like the U.S. economy, the Tennessee economy entered recession in the last half of 1990 and continued throughout 1991 and into 1992 as the Tennessee indexes of coincident and leading economic indicators trended downward throughout the period. However, the Tennessee economy gained strength during the latter part of 1992 and this renewed vitality steadily continued through 1993, 1994 and into 1995. During the latter half of 1995 and throughout calendar year 1996, the State's economy generally became inconsistent in its performance. In 1997, the State's economy began to reaccelerate, but it slowed in 1998, with only modest economic gains. Slower growth for the State's economy is projected for the fiscal year ending June 30, 1999.

    Tennessee taxable sales were approximately $50.64 billion in 1993, approximately $55.32 billion in 1994, approximately $59.65 billion in 1995, approximately $63.01 billion in 1996, approximately $65.96 billion in 1997, and approximately $66.05 billion in 1998. No Tennessee taxable sales figures are presently confirmed for 1998.

    The positive affects of Tourist and Tourism expenditures in Tennessee are substantial. It is difficult for economists to clearly identify all tourism expenditures, however, Tennessee is generally considered to be in the second quartile of all states in terms of tourism revenue. The Department of Tourism estimates that Tennessee had almost 40 million visitors in 1997, generating approximately $8.5 billion in revenue.

    Quarterly personal income for Tennessee seasonally adjusted at annual rates has increased continuously for all of 1995, 1996, 1997 and 1998. From 1983 to 1993, Tennessee's per capita income increased approximately 87.1% to $18,434, compared to the national per capita income of $20,817 which translates into a ten-year increase of approximately 70.3%. In 1997, the year for which the most current data is available, per capita income in Tennessee registered $23,112 an increase of 4.9% over 1996. Tennessee Personal income is projected to rise 4.5% in 1999, up slightly from this 4.3% pace expected for 1998. For the fiscal year ended June 30, 1998, however, Tennessee remained the leading state in the nation in household bankruptcy filings and Memphis had the highest per capita rate of personal bankruptcies in the country. The rate of bankruptcies in Tennessee is 9 per 1,000 people, compared to the national rate of 5 per 1,000 people. The rate in Memphis is 18.45 bankruptcies per 1,000 people.

    Tennessee's unemployment rate stood at 4.0% for December 1994, the lowest figure since the 1980s. Tennessee's overall average unemployment rate for 1997 was 5.4% and for 1998 was 4.2%; the rate for February 1999 was 4.6%. The Tennessee Department of Employment Security has projected minimum growth of approximately 2.4% annually in Tennessee's total employment for the years 1994 through 2005, with an increase of approximately 600,000 - 700,000 new jobs. These projections for Tennessee compare favorably to the projections for national employment growth of 1.7% per year over the same period.

    Historically, the Tennessee economy has been characterized by a slightly greater concentration in manufacturing employment than the U.S. as a whole. The Tennessee economy, however, has been undergoing a structural change in the last 20-25 years through increases in service sector and trade sector employment, and manufacturing employment in Tennessee has steadily declined on a percentage of work force basis. Service sector employment in Tennessee has climbed steadily since 1973, increasing its share of overall state non-agricultural employment from 14.5% to 26.4% in 1997. Over the same period, employment in manufacturing has declined from 33.9% to 20%, and employment in the trade sector has increased from 1973 to 1997 from 20.4% to 23.6% of non-agriculture employment. It is predicted that the service industry sector will account for about 22% of the job growth in Tennessee through the year 2005. Recently, overall Tennessee non-agriculatural employment has grown in the period from 1991 to 1997 from approximately 2.18 million persons to approximately 2.60 million persons. Accordingly, non-agricultural employment in Tennessee is relatively uniformly diversified today with approximately 20% in the manufacturing sector, approximately 26% in the service sector, approximately 23% in the trade sector and approximately 15% in government.

    Manufacturing employment is one component of non-agricultural employment. Tennessee manufacturing employment has increased in terms of number of jobs in each year for the period 1991-1995. There was a slight decrease in manufacturing jobs in 1996 and 1997. No manufacturing employment figures are currently available for 1998, but manufacturing employment is expected to decrease by about 1% in 1999.

    Tennessee's population increased approximately 6.2% from 1980 to 1990, less than the national increase of 10.2% for the same period. As of July 1, 1998, the State's population was estimated at approximately 5.4 million. A U.S. census study projects that Tennessee will be the sixth most popular destination for new residents coming from other states during the period from 1995-2025 and the sixteenth most populous state by 2000. Tennessee ranked sixteenth in population change from 1997 to 1998. Population growth in Tennessee is expected to come mostly in the major metropolitan areas (Memphis, Nashville, Knoxville and Chattanooga) over the next 10-15 years. Tennessee is expected to have the ninth largest population gain in the nation from 1995 to 2000. Greatest growth is expected to occur in the Nashville MSA, which, in 1995, and for the first time, passed the Memphis MSA as the largest metropolitan population center in Tennessee. The largest population decline is expected in the rural counties of northwest Tennessee.

    Tennessee's general obligation bonds are rated Aaa by Moody's and AAA by S&P. Tennessee's smallest counties have Moody's lower ratings ranging from Baa to B, in part due to these rural counties' limited economies that make them vulnerable to economic downturns. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Tennessee Fund may not be adversely affected by changes in economic or political conditions. Of Tennessee's four largest counties, the Nashville and Davidson Country Metropolitan Government has an AA rating, Shelby County has a AA+ rating, Knox County has an AA rating and Hamilton County has an AAA rating by S&P.


    VIRGINIA FUND
    The Constitution of Virginia limits the ability of the Commonwealth to create debt. An amendment to the Constitution requiring a balanced budget was approved by the voters on November 6, 1984.

    General obligations of cities, towns or counties are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.

    The economy of the Commonwealth of Virginia is based primarily on manufacturing, the government sector, agriculture, mining and tourism. The government sector includes defense and could be affected adversely by military base closings and other reductions in defense spending.


    The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. No significant new taxes or increases in the scope or amount of existing taxes were passed at the 1998 session of the General Assembly.

    WEST VIRGINIA FUND
    West Virginia is among the nation's leading states in coal, oil and gas production. However, West Virginia's economy continues to diversify and its dependence on coal mining, oil and gas is diminishing, manufacturing services, the government sector, tourism and retail trades, among other industries constitute an increasing part of the State's economy. Significant effort is also being made to enhance the wood products, poultry processing, and technology industries. West Virginia's tourism industry continues to grow and features skiing, whitewater rafting, biking and other outdoor activities. The Governor's Office and the State Legislature have placed great emphasis upon developing the tourism industry in the State and the Legislature has enacted a number of statutes designed to foster the growth in tourism.

    Data compiled by the State of West Virginia Bureau of Employment Programs indicates that unemployment in West Virginia during 1997 (annual average) was 6.6%. This represents the state's lowest annual rate during the 1980s and 1990s; however, West Virginia's unemployment rate remains above the national average. The State's economic development efforts have been aided by the location of significant manufacturing and service facilities in West Virginia in recent years, including, for example, Toyota Motor Corporation's engine plant in Putnam County.

    West Virginia's economy continues to be enhanced by the construction and improvement of roadways in the State, including a $6.0 billion program to complete the Appalachian Corridor highway system from 1992-2001. In 1997, the State approved the sale of $550 million in general obligation road bonds over five years. In 1996, the State began sales of infrastructure bonds as part of a $300 million program aimed at local water and sewer projects as well as economic development projects.

    According to the West Virginia Debt Capacity Report issued by the State Treasurer in 1999, the State's general obligation bonds were recently rated A1 by Moody's, AA- by S&P and AA- by Fitch.

    In 1999 the State Legislature did not enact any significant new taxes or increase the scope or amount of existing taxes. The State Legislature in 1997 enacted legislation which will exempt from ad valorem property taxes all intangible personal property with tax situs in West Virginia. This exemption will be phased in gradually from 1998 to 2003.

    Since 1997, the Governor's Commission on Fair Taxation has reviewed the State's complex system of taxation to determine whether changes promoting fairness and simplicity, among other goals, should be made. The Commission has recommended broad and sweeping changes to West Virginia's current tax system. One such recommended revision is the repeal of the personal property tax on automobiles and the phasing out of personal property taxes on certain business assets such as machinery, equipment and inventory. The Commission also supports replacement of the current personal income tax with a progressive income tax on individuals. A simplified general excise tax has also been recommended by the Commission to replace the State's current consumers sales and use taxes which contain numerous exemptions. With regard to business taxes, the Commission favors enactment of a single business tax which would replace the current corporation net income tax and numerous other special taxes on certain business activities. Other changes are also recommended by the Commission. Such broad reform to the State's tax system, if made, could have significant economic impact to the State as well as its individual and business taxpayers. The Commission desires that its proposed tax reforms be effective in the year 2001; however, the proposed reforms require amendment to the State's Constitution as well as significant legislation.

    In 1995, the State Legislature substantially reformed the State's workers' compensation program. The reform, aimed primarily at enforcing employers' premium obligations and strengthening requirements for permanent total disability awards, is intended to decrease the program's unfunded liability and make the State's business climate more attractive.

    In 1997 the State Constitution was amended to allow the investment of certain state investment funds, such as pension funds and the workers' compensation and coal-workers pneumoconiosis funds, in common stocks and other equity investments. Statutory limitations on the amount of such equity investments exist.

STATEMENT OF ADDITIONAL INFORMATION
PART II

Part II of this SAI describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" means each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is not a series of a Massachusetts business trust, references to a "Trust" shall mean the Fund.

---------------------
  TABLE OF CONTENTS
---------------------
                                                                            Page
I        Management of the Fund ...........................................    1
         Trustees/Officers ................................................    1
         Investment Adviser ...............................................    1
         Administrator ....................................................    2
         Custodian ........................................................    2
         Shareholder Servicing Agent ......................................    2
         Distributor ......................................................    2
II       Principal Share Characteristics ..................................    2
         Class A Shares ...................................................    2
         Class B Shares, Class C Shares and Class I Shares ................    2
         Waiver of Sales Charges ..........................................    3
         Dealer Commissions and Concessions ...............................    3
         General ..........................................................    3
III      Distribution Plan ................................................    3
         Features Common to Each Class of Shares ..........................    3
         Features Unique to Each Class of Shares ..........................    4
IV       Investment Techniques, Practices and Risks .......................    5
V        Net Income and Distributions .....................................    5
         Money Market Funds ...............................................    5
         Other Funds ......................................................    5
VI       Tax Considerations ...............................................    5
         Taxation of the Fund .............................................    5
         Taxation of Shareholders .........................................    6
         Special Rules for Municipal Fund Distributions ...................    7
VII      Portfolio Transactions and Brokerage Commissions .................    8
VIII     Determination of Net Asset Value .................................    9
         Money Market Funds ...............................................    9
         Other Funds ......................................................   10
IX       Performance Information ..........................................   10
         Money Market Funds ...............................................   10
         Other Funds ......................................................   11
         General ..........................................................   12
         MFS Firsts .......................................................   12
X        Shareholder Services .............................................   13
         Investment and Withdrawal Programs ...............................   13
         Exchange Privilege ...............................................   15
         Tax-Deferred Retirement Plans ....................................   16
XI       Description of Shares, Voting Rights and Liabilities .............   16
         Appendix A -- Waivers of Sales Charges ...........................  A-1
         Appendix B -- Dealer Commissions and Concessions .................  B-1
         Appendix C -- Investment Techniques, Practices and Risks .........  C-1
         Appendix D -- Description of Bond Ratings ........................  D-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

      TRUSTEE RETIREMENT PLAN -- The Trust has a retirement plan for Trustees who are non-interested Trustees and Trustees who are not officers of the Trust. Under this plan, a Trustee will retire upon reaching a specified age (see Part I -- "Appendix B ") ("Retirement Age") and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to his Retirement Age and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

      INVESTMENT ADVISER
      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the Fund's investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

      MFS has retained, on behalf of certain MFS Funds, sub-investment advisers to assist MFS in the management of the Fund's assets. A description of these sub-advisers, the services they provide and their compensation is provided under the caption "Management of the Fund -- Sub-Adviser" in
      Part I of this SAI for Funds which use sub-advisers.

      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund[s]."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

        The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), or by either party on not more than 60 days" nor less than 30 days" written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

      ADMINISTRATOR
      MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

      CUSTODIAN
      State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.

      SHAREHOLDER SERVICING AGENT
      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1125%. In addition, MFSC will be reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for the Fund.

      DISTRIBUTOR
      MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

II    PRINCIPAL SHARE CHARACTERISTICS

      Set forth below is a description of Class A, B, C and I shares offered by the MFS Family of Funds. Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

      CLASS A SHARES
      MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below). Certain purchases of Class A shares may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

      CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES
      MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale. Class B and C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

      WAIVER OF SALES CHARGES
      In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A, B and C shares are waived. These circumstances are described in Appendix A of this Part II. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, because the sales effort, if any, involved in making such sales is negligible, or in the case of certain CDSC waivers, because the circumstances surrounding the redemption of Fund shares were not foreseeable or voluntary.


      DEALER COMMISSIONS AND CONCESSIONS
      MFD pays commission and provides concessions to dealers that sell Fund shares. These dealer commissions and concessions are described in Appendix B of this Part II.


      GENERAL
      Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

III   DISTRIBUTION PLAN

      The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the caption "Expense Summary" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.

      SERVICE FEES -- The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

      CLASS A SHARES -- Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        No service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares (0.25% per annum for certain Funds). As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares (0.50% per annum for certain Funds), the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS B SHARES -- Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares).

      CLASS C SHARES -- Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

IV    INVESTMENT TECHNIQUES, PRACTICES AND RISKS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Part I. Investment practices and techniques that are not identified in Part I do not apply to the Fund.

V     NET INCOME AND DISTRIBUTIONS MONEY MARKET FUNDS

      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.


        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.


      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders dividends equal to all of its net investment income with such frequency as is disclosed in the Fund's prospectus. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS
      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any distributions from ordinary income and from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month, and paid during the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.



      U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and capital gain distributions (and redemption proceeds, if applicable) paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.


      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


      CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income (as well as non-cash income described in the next two paragraphs) and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.


      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.


      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends-received deduction for corporations.

      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion will be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that month.

      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

VII   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Trust's Board of Trustees.

        The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

        Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

        Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund.


        The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

        The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

VIII  DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.


      MONEY MARKET FUNDS
      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees which oversees the money market fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments which its Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.


      OTHER FUNDS
      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees.

        All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

        All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

IX    PERFORMANCE INFORMATION

      MONEY MARKET FUNDS
      Each MFS Fund that is a money market fund will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the money market fund. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

        Any current yield quotation of a money market fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of a money market fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of a money market fund in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the money market fund's expenses.

      OTHER FUNDS
      Each MFS Fund that is not a money market fund may quote the following performance results.

      TOTAL RATE OF RETURN -- The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by any applicable CDSC and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by any applicable sales charge and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

        The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

        As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

        Any total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

      YIELD -- Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.

      TAX-EQUIVALENT YIELD -- The tax-equivalent yield for a class of shares of a Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment in such shares to produce the after-tax equivalent of the yield of that class. In calculating tax-equivalent yield, a Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes.

      CURRENT DISTRIBUTION RATE -- Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B shares and Class C shares assumes no CDSC is paid.

      GENERAL
      From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

        From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

        The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

        From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

        From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

      MFS FIRSTS
      MFS has a long history of innovations.

      o 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

      o 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

      o 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

      o 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

      o 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

      o 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

      o 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

      o 1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed-income mutual fund.

      o 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

      o 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

      o 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

      o 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

      o 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

      o 1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

      o 1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

      o 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest principally in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

X     SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS
      The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

      RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide MFSC (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

      SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. MFSC will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

      SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct MFSC to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

      INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of his investment dealer must be included with each investment.


      GROUP PURCHASES -- A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


      AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

        No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE
      Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by MFSC.

      EXCHANGES AMONG MFS FUNDS (excluding exchanges from MFS money market funds) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

      EXCHANGES FROM AN MFS MONEY MARKET FUND -- Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFSC) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS
      Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:


        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);


        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");


        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and


        o Certain other qualified pension and profit-sharing plans.

        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

        An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

        Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by MFSC.

XI    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

        Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions" in Part I of this SAI). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

------------------------
  PART II - APPENDIX A
------------------------

      WAIVERS OF SALES CHARGES
      This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

I     WAIVERS OF ALL APPLICABLE SALES CHARGES
      In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

      DIVIDEND REINVESTMENT
        o Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

     CERTAIN ACQUISITIONS/LIQUIDATIONS
        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

     AFFILIATES OF AN MFS FUND/CERTAIN DEALERS.
     Shares acquired by:
        o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

        o Trustees and retired trustees of any investment company for which MFD serves as distributor;

        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        o Employees or registered representatives of dealers;


        o Certain family members of any such individual and their spouses or domestic partners identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


        o Institutional Clients of MFS or MFS Institutional Advisors, Inc.

     INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)
        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

      RETIREMENT PLANS (CDSC WAIVER ONLY).
      Shares redeemed on account of distributions made under the following circumstances:

        o Individual Retirement Accounts ("IRAs")

          > Death or disability of the IRA owner.

        o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

          > Death, disability or retirement of 401(a) or ESP Plan participant;

          > Loan from 401(a) or ESP Plan;

          > Financial hardship (as defined in Treasury Regulation Section
            1.401(k)-1(d)(2), as amended from time to time);

          > Termination of employment of 401(a) or ESP Plan participant
            (excluding, however, a partial or other termination of the Plan);

          > Tax-free return of excess 401(a) or ESP Plan contributions;


          > To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFSC (the "MFS Participant Recordkeeping System");

          > Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived; and


          > Shares purchased by certain retirement plans or trust accounts if:
            (i) the plan is currently a party to a retirement plan recordkeeping or administration services agreement with MFD or one of its affiliates and (ii) the shares purchased or redeemed represent transfers from or transfers to plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

        o Section 403(b) Salary Reduction Only Plans ("SRO Plans")

          > Death or disability of SRO Plan participant.

      CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY).
      Shares transferred:
        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by MFSC on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFSC.

      LOAN REPAYMENTS
        o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II    WAIVERS OF CLASS A SALES CHARGES
      In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

      WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
        o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

      INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS
        o Shares acquired by insurance company separate accounts.

      RETIREMENT PLANS
        o Administrative Services Arrangements

          > Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates. o Reinvestment of Distributions from Qualified Retirement Plans

          > Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

      SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
      CIRCUMSTANCES:
        o IRAs

          > Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

          > Tax-free returns of excess IRA contributions.

        o 401(a) Plans

          > Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

          > Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

        o ESP Plans and SRO Plans

          > Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

        o 401(a) Plans and ESP Plans

          > where the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

          > where the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, MFSC that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Family of Funds and aggregate assets of at least $10 million;


      provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


      PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)
        o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

      BANK TRUST DEPARTMENTS AND LAW FIRMS
        o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

      INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES.
        o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

III   WAIVERS OF CLASS B AND CLASS C SALES CHARGES
      In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

      SYSTEMATIC WITHDRAWAL PLAN
        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

      DEATH OF OWNER
        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.


      DISABILITY OF OWNER
        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC).


      RETIREMENT PLANS.
      Shares redeemed on account of distributions made under the following circumstances:

        o IRAs, 401(a) Plans, ESP Plans and SRO Plans


          > Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules;

          > Salary Reduction Simplified Employee Pension Plans ("SAR-SEP
            Plans");


          > Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

          > Death or disability of a SAR-SEP Plan participant.

        o 401(a) and ESP Plans Only (Class B CDSC Waiver Only)

          > By a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established an account with MFSC between July 1, 1996 and December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

          > By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998). A plan with a pre-existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.

------------------------
  PART II - APPENDIX B
------------------------

    DEALER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to dealers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

    CLASS A SHARES
    Purchases Subject to an Initial Sales Charge. For purchases of Class A shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to dealers (which are alike for all dealers), as shown in Appendix D to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the dealer reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix D to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      Purchases Subject to a CDSC (but not an Initial Sales Charge). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

    COMMISSION
    PAID BY MFD
    TO DEALERS               CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------------
    1.00%                    On the first $2,000,000, plus
    0.80%                    Over $2,000,000 to $3,000,000, plus
    0.50%                    Over $3,000,000 to $50,000,000, plus
    0.25%                    Over $50,000,000

      For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

    CLASS B SHARES
    For purchases of Class B shares, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which has established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C SHARES
    For purchases of Class C shares, MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase.

    ADDITIONAL DEALER COMMISSIONS/CONCESSIONS
    Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/ or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

------------------------
  PART II - APPENDIX C
------------------------


    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Appendix A of the Fund's Prospectus. Investment practices and techniques that are not identified in Appendix A of the Fund's Prospectus do not apply to the Fund.


    INVESTMENT TECHNIQUES AND PRACTICES DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investment in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.


      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.


      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


      The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.


      Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

      FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      SPECULATIVE BONDS: The Fund may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.


      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

    o Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.


      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.


      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.


    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.


    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.


    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:


    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.


      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the fund's profit or loss on the transaction.


      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.


      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.


    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.


      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.


      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS:
    In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    RESTRICTED SECURITIES
    The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Fund's limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Fund's portfolio. Subject to the Fund's limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

    SHORT SALES AGAINST THE BOX
    The Fund may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.


      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.


      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.


      The uses by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.


    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    WARRANTS
    The Fund may invest in warrants. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.


    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.


    TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

  PART II - APPENDIX D

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following:

        1.  An application for rating was not received or accepted.

        2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

        3. There is a lack of essential data pertaining to the issue or issuer.

        4. The issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                        STANDARD & POOR'S RATINGS SERVICES

    AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

    AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

    A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

    BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

    C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                    FITCH IBCA

    AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

    DDD, DD, D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

                         DUFF & PHELPS CREDIT RATING CO.

    AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

    AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

    A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

    BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

    BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

    B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

    CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

    DD: Defaulted debt-obligations. Issuer failed to meet scheduled principal and/or interest payments.

    DP: Preferred stock with dividend arrearages.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906




[Logo](R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

500 Boylston Street, Boston, MA 02116
                                                                 GENERIC 1/22/99

----------------------------
MFS(R) MUNICIPAL INCOME FUND
----------------------------
AUGUST 1, 1999



                                                                    PROSPECTUS

                                                                CLASS A SHARES
                                                                CLASS B SHARES
                                                                CLASS C SHARES
------------------------------------------------------------------------------


This Prospectus describes the MFS Municipal Income Fund. The investment objective of the fund is to provide as high a level of current income exempt from federal income taxes as is considered consistent with prudent investing while seeking protection of shareholders' capital.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

--------------------------
     TABLE OF CONTENTS
--------------------------


                                                                    Page
  I           Risk Return Summary ............................         1
  II          Expense Summary ................................         7
  III         Certain Investment Strategies and Risks ........         9
  IV          Management of the Fund .........................        10
  V           Description of Share Classes ...................        11
  VI          How to Purchase, Exchange and Redeem Shares ....        15
  VII         Investor Services and Programs .................        19
  VIII        Other Information ..............................        21
  IX          Financial Highlights ...........................        24
              Appendix A -- Investment Techniques and
              Practices ......................................       A-1
              Appendix B -- Taxable Equivalent Yield Table ...       B-1

--------------------------
  I  RISK RETURN SUMMARY
--------------------------

O   INVESTMENT OBJECTIVE


    The fund's investment objective is to provide as high a level of current income exempt from federal income taxes as is considered consistent with prudent investing while seeking protection of shareholders' capital. The fund's objective may be changed without shareholder approval.

O   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 80% of its net assets in municipal securities and participation interests in municipal securities issued by banks, the interest on which is exempt from federal income tax. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. The fund seeks to invest in municipal securities whose income is exempt from federal personal income taxes. However, the interest income on certain of these municipal securities may be subject to an alternative minimum tax.

      While the fund focuses on municipal securities rated, or issued by issuers who have securities that are rated, in one of the top four credit ratings by credit rating agencies, the fund may also invest in lower rated bonds. Lower rated bonds, commonly known as junk bonds, are bonds assigned credit ratings below the four highest credit ratings by credit rating agencies or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be comparable to lower rated bonds.

      In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

O   PRINCIPAL RISKS OF AN INVESTMENT


    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. As with any non-money market mutual fund, the share price of the fund will change daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.


    The principal risks of investing in the fund are:

    o Municipal Securities Risk:

        |> Interest Rate Risk: As with any fixed income security, the prices of municipal securities in the fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in the fund's portfolio will generally rise.

        |> Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the fund's municipal security investments will affect the volatility of the fund's share price.

        |> Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

        |> General Obligations and Revenue Obligations Risk: The fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects, such as building a hospital, and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

        |> Municipal Lease Obligations Risk: The fund's investments in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When the fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.

    o Speculative Bonds Risk: Bonds rated in the lowest investment grade category (i.e. the fourth highest credit rating) by credit rating agencies are called speculative bonds. Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.

    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Lower Rated Bonds Risk:

        |> Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        |> Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o As with any mutual fund, you could lose money on your investment in the fund.


    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

O   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows how the fund's performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The fund's past performance does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.


    BAR CHART


    The bar chart shows changes in the annual total returns of the fund's class B shares for the last ten calendar years. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class B returns shown in the bar chart, depending upon the expenses of those classes.


                    1989                 9.26%
                    1990                 3.55%
                    1991                11.41%
                    1992                 7.88%
                    1993                10.91%
                    1994                (5.30)%
                    1995                13.82%
                    1996                 2.87%
                    1997                 8.81%
                    1998                 4.26%


    During the period shown in the bar chart, the highest quarterly return was 5.86% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (4.82)% (for the calendar quarter ended March 31, 1994). The return for the quarter ended March 31, 1999 was 0.91%.

    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund compare to a broad measure of market performance and to the average general municipal debt fund and assumes the reinvestment of distributions.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998


    ............................................................................
                                                    1 Year     5 Year    10 Year

    Class A shares                                   0.05%      4.56%     6.58%
    Class B shares                                   0.27%      4.36%     6.61%
    Class C shares                                   3.25%      4.75%     6.64%
    Lehman Brothers Government/Corporate
    Bond Index*+                                     9.49%      7.31%     9.34%
    Average general municipal debt fund++            5.33%      5.33%   (1.54)%

    --------
    * The Lehman Brothers Government/Corporate Bond Index is a broad based unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt.
    +   Source: CDA/Wiesenberger.
    ++  Source: Lipper Analytical Services, Inc.

    Share performance is calculated according to Securities and Exchange Commission rules. Class A share performance takes into account the deduction of the 4.75% maximum sales charge. Class B share performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C share performance takes into account the deduction of the 1% CDSC.

    The fund commenced investment operations on December 29, 1986 with the offering of class B shares, and subsequently offered class A shares on September 7, 1993 and class C shares on January 3, 1994. Class A and class C share performance includes the performance of the fund's class B shares for periods prior to the offering of class A and class C shares. This blended class A and class C share performance has been adjusted to take into account the initial sales charge (load) applicable to class A shares and the lower CDSC applicable to class C shares, rather than the CDSC applicable to class B shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Class A share performance generally would have been higher than class B share performance had class A shares been offered for the entire period, because certain operating expenses (e.g., distribution and service fees) attributable to class B shares are higher than those of class A shares. Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period, because class C and B operating expenses (e.g., distribution and service fees) attributable to class C and B shares are approximately the same.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

--------------------------
  II  EXPENSE SUMMARY
--------------------------

O   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.


    SHAREHOLDER FEES (fees paid directly from your investment):
    ............................................................................
                                                    CLASS A    CLASS B   CLASS C
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering
    price) ...................................       4.75%      0.00%     0.00%

    Maximum Deferred Sales Charge (Load)
    (as a percentage of original purchase
    price or redemption proceeds, whichever
    is less) .................................   See Below(1)   4.00%     1.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ............................................................................
    Management Fees ..............................   0.71%      0.71%     0.71%
    Distribution and Service (12b-1) Fees(2) .....   0.25%      1.00%     1.00%
    Other Expenses(3) ............................   0.24%      0.24%     0.24%
                                                     -----      -----     -----
    Total Annual Fund Operating Expenses .........   1.20%      1.95%     1.95%
        Fee Waiver(4) ............................ (0.31)%    (0.31)%   (0.31)%
        Net Expenses .............................   0.89%      1.64%     1.64%

    --------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in this case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
    (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund.
    (4) MFS has contractually agreed to reduce its management fee to 0.40% annually of the average daily net assets of the fund. This contractual fee arrangement will remain in effect until at least August 1, 2000 absent an earlier modification approved by the Board of Trustees which oversees the fund.

O   EXAMPLE OF EXPENSES


    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same.

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------


    Class A shares                          $562       $809     $1,075    $1,834
    Class B shares
      Assuming redemption at end of
        period                              $567       $882     $1,223    $2,055
      Assuming no redemption                $167       $582     $1,023    $2,055
    Class C shares
      Assuming redemption at end of
      period                                $267       $582     $1,023    $2,250
      Assuming no redemption                $167       $582     $1,023    $2,250

O III  CERTAIN INVESTMENT STRATEGIES AND RISKS


    The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

      In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. When such conditions exist the fund may invest up to 50% of its total assets in the following short-term investments:

    o U.S. government securities; and

    o commercial paper, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion of assets and cash.

    Interest income from these short-term investments will be taxable to shareholders as ordinary income. The fund's defensive investment position may not be effective in protecting its value.

      The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.


------------------------------
  IV  MANAGEMENT OF THE FUND
------------------------------

O   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $103.7 billion on behalf of approximately 4.0 million investor accounts as of March 31, 1999. As of such date, the MFS organization managed approximately $82.8 billion of net assets in equity funds and equity portfolios and $20.9 billion of net assets in fixed income funds and fixed income portfolios, including $6.3 billion of net assets in municipal securities. Approximately $4.0 billion of the assets managed by MFS are invested in securities of foreign issuers and foreign denominated securities of U.S. issuers. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution. For these services, the fund has contracted to pay MFS an annual management fee equal to 0.30% of the fund's average daily net assets plus 6.43% of its gross income for its then-current fiscal year. For fiscal year ended March 31, 1999, this fee was equivalent to 0.71% of the fund's average daily net assets. MFS has contracted to waive its right to receive a portion of this fee as described under "Expense Summary".

O   PORTFOLIO MANAGER

    The fund's portfolio manager is Christopher J. Mier, a Senior Vice President of MFS. Mr. Mier joined MFS in April 1999. Prior to joining MFS, he spent 13 years as a managing director and portfolio manager in the municipal bond department at a major international money manager.


O   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

O   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

O   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

-----------------------------------
  V  DESCRIPTION OF SHARE CLASSES
-----------------------------------


    The fund offers class A, B and C shares through this prospectus.

O   SALES CHARGES


    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.

O   CLASS A SHARES


    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets.


    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:
                                                 SALES CHARGE* AS PERCENTAGE OF:
                                                 ------------------------------
                                                  Offering        Net Amount
    Amount of Purchase                              Price          Invested

    Less than $100,000                              4.75%            4.99%
    $100,000 but less than $250,000                 4.00             4.17
    $250,000 but less than $500,000                 2.95             3.04
    $500,000 but less than $1,000,000               2.20             2.25

    $1,000,000 or more                             None**           None**

    ------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    **  A 1% CDSC will apply to such purchases, as discussed below.


    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares. However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

      In addition, purchases made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

    o Investments in class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

        |> the plan had established an account with MFSC; and

        |> the sponsoring organization had demonstrated to the satisfaction of MFD that either;

             + the employer had at least 25 employees; or

             + the total purchases by the retirement plan of class A shares of the MFS Family of Funds (the MFS Funds) would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.

    o Investments in class A shares by certain retirement plans subject to ERISA, if

        |> the retirement plan and/or sponsoring organization participates in the MFS Fundamental 401(k) Program or any similar recordkeeping system made available by MFSC (referred to as the MFS participant recordkeeping system);

        |> the plan establishes an account with MFSC on or after July 1, 1996;

        |> the total purchases by the retirement plan of class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

        |> the plan has not redeemed its class B shares in the MFS Funds in order to purchase class A shares under this category.

    o Investments in class A shares by certain retirement plans subject to ERISA, if

        |> the plan establishes an account with MFSC on or after July 1, 1996;
           and

        |> the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds.

           THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND

    o Investments in class A shares by certain retirement plans subject to ERISA, if

        |> the plan establishes an account with MFSC on or after July 1, 1997;

        |> the plan's records are maintained on a pooled basis by MFSC; and

        |> the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

O   CLASS B SHARES


    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:
                                                             CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                           SALES CHARGE
    ----------------------------------------------------------------------------

    First                                                            4%
    Second                                                           4%
    Third                                                            3%
    Fourth                                                           3%
    Fifth                                                            2%
    Sixth                                                            1%
    Seventh and following                                            0%

    If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

O   CLASS C SHARES

    You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.

O   CALCULATION OF CDSC

    As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Three different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class C shares, and purchases of class B shares on or after January 1, 1993, made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    o Purchases of class B shares prior to January 1, 1993 made on any day during a calendar year will age one year at the close of business on December 31 of that year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

O   DISTRIBUTION AND SERVICE FEES

    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee) and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. The 0.10% per annum class A distribution fee is currently not being imposed. The fund will begin paying this fee on such date as the Trustees of the fund may determine.

---------------------------------------------------
  VI  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
---------------------------------------------------

    You may purchase, exchange and redeem class A, B and C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

O   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        |> tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        |> employer sponsored investment programs.

    The minimum initial investment for IRAs is $250 per account. The maximum investment in class C shares is $1,000,000 per transaction. Class C shares are not available for purchase by any retirement plan qualified under
    Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Fundamental 401(k) Plan.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

O   HOW TO EXCHANGE SHARES

    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS Funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.


      Exchanges may be subject to certain limitations and are subject to the MFS Funds' market timing policies, which are policies designed to protect the funds and their shareholders from the adverse effect of frequent exchanges. These limitations and market timing policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Market Timing Policies." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


O   HOW TO REDEEM SHARES


    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

    REDEEMING DIRECTLY THROUGH MFSC.

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.

O   OTHER CONSIDERATIONS


    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS Funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges is detrimental to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.


    MARKET TIMING POLICIES. The MFS Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS Funds define a "market timer" as an individual, or organization acting on behalf of one or more individuals, if:

    o the individual or organization makes during the calendar year either (i) six or more exchange requests among the MFS Funds or (ii) three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds; and

    o any one of such exchange requests represents shares equal in value to $1 million or more.

    Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

      The MFS Funds may impose specific limitations on market timers, including:

    o delaying for up to seven days the purchase side of an exchange request by market timers;

    o rejecting or otherwise restricting purchase or exchange requests by market timers; and

    o permitting exchanges by market timers only into certain MFS Funds.

    REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge). If the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC paid; however, your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed. This privilege applies to shares of the MFS money market funds only under certain circumstances.

    IN-KIND DISTRIBUTIONS. The MFS Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The fund does not expect to make in-kind distributions, and if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS Funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------------------------
  VII  INVESTOR SERVICES AND PROGRAMS
---------------------------------------

    As a shareholder of the fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.

O   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividends and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividends in cash; capital gain distributions reinvested in additional shares; or

    o Dividends and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

O   PURCHASE AND REDEMPTION PROGRAMS

    For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge:

    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.

    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.


    LETTER OF INTENT (LOI). If you intend to invest $100,000 or more in the MFS funds (including the MFS Fixed Fund) within 13 months, you may buy class A shares of the funds at the reduced sales charge as though the total amount were invested in class A shares in one lump sum. If you intend to invest $1 million or more under this program, the time period is extended to 36 months. If the intended purchases are not completed within the time period, shares will automatically be redeemed from a special escrow account established with a portion of your investment at the time of purchase to cover the higher sales charge you would have paid had you not purchased your shares through this program.


    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.


    FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored.

---------------------------
  VIII  OTHER INFORMATION
---------------------------


O   PRICING OF FUND SHARES

    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). To determine net asset value, the fund values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the fund if current market values are unavailable. Fair value pricing may be used by the fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

    The fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

O   DISTRIBUTIONS


    The fund intends to pay substantially all of its net income (excluding any realized net capital gains) to shareholders as dividends at least monthly. Any realized net capital gains are distributed at least annually.
--------------------------


O   TAX CONSIDERATIONS


    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.


    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.


    You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Ordinary dividends are normally subject to both federal income tax and any state and local income taxes. Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. Some dividends paid in January may be taxable as if they had been paid the previous December.


    The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.


    Fund distributions will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution (other than an exempt interest dividend), you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


    If you are neither a citizen nor a resident of the U.S., the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.

    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.


    OTHER TAX ISSUES. Exempt-interest dividends that you receive may affect your alternative minimum tax calculation. Also, if you are receiving social security or railroad retirement benefits, your exempt-interest dividends may increase the tax on your benefits. If you borrow money to purchase or carry shares of the fund, your deduction for interest paid on those borrowings will be limited.

O   UNIQUE NATURE OF FUND


    MFS may serve as the investment adviser to other funds which have similar investment goals and principal investment policies and risks to the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.


O   YEAR 2000 READINESS DISCLOSURE

    The fund could be adversely affected if the computer systems used by MFS, the fund's other service providers or the companies in which the fund invests do not properly process date-related information from and after January 1, 2000. MFS recognizes the importance of the Year 2000 issue and, to address Year 2000 compliance, created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management. The Office, with the help of external consultants, is responsible for overall coordination, strategy formulation, communications and issue resolution with respect to Year 2000 issues. While MFS systems will be tested for Year 2000 readiness before the turn of the century, there are significant systems interdependencies in the domestic and foreign markets for securities, the business environments in which companies held by the fund operate and in MFS' own business environment. MFS has been working with the fund's other service providers to identify and respond to potential problems with respect to Year 2000 readiness and to develop contingency plans. Year 2000 readiness is also one of the factors considered by MFS in its ongoing assessment of companies in which the fund invests. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the fund.


O   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

    To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports be sent personally to that shareholder.

----------------------------
  IX  FINANCIAL HIGHLIGHTS
----------------------------


    The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Deloitte & Touche LLP.

CLASS A SHARES
 .............................................................................................................................
                                                                              YEAR ENDED MARCH 31,
                                               ------------------------------------------------------------------------------
                                                   1999               1998              1997             1996            1995
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
 Net asset value -- beginning of period        $   8.99           $   8.50          $   8.62         $   8.56         $  8.56
                                               --------           --------          --------         --------         -------
 Income from investment operations# --
 Net investment income(S)                      $   0.48           $   0.48          $   0.49         $   0.51         $  0.50
 Net realized and unrealized gain (loss)
  on investments                                  (0.03)              0.49             (0.12)            0.05            0.02
                                               --------           --------          --------         --------         -------
 Total from investment operations              $   0.45           $   0.97          $   0.37         $   0.56         $  0.52
                                               --------           --------          --------         --------         -------
 Less distributions declared to
  shareholders -
 From net investment income                    $  (0.47)          $  (0.48)         $  (0.49)        $  (0.50)        $ (0.52)
 In excess of net investment income                --                 --                --              (0.00)+          --
 In excess of net realized gain on
  investments                                      --                 --                --               --             (0.00)+
                                               --------           --------          --------         --------         -------
 Total distributions declared to
  shareholders                                 $  (0.47)          $  (0.48)         $  (0.49)        $  (0.50)        $ (0.52)
                                               --------           --------          --------         --------         -------
 Net asset value -- end of period              $   8.97           $   8.99          $   8.50         $   8.62         $  8.56
                                               --------           --------          --------         --------         -------
Total return(+)                                   5.16%             11.61%             4.28%            6.81%           6.33%
Ratios (to average net assets)/
Supplemental data:
 Expenses##                                       1.08%              1.23%             1.31%            1.28%           1.13%
 Net investment income                            5.35%              5.44%             5.75%            5.75%           6.20%
Portfolio turnover                                  31%                23%               30%              23%             25%
Net assets at end of period (000 omitted)      $215,858           $189,056          $152,039         $121,903         $25,270

--------
+   Per share amount was less than $0.01.
#   Per share data is based on average shares outstanding.
##  The Fund's expenses are calculated without reduction for fees paid indirectly. The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                    $   0.47               --                --               --              --
          Ratios (to average net assets):
        Expenses##                                1.34%               --                --               --              --
        Net investment income                     5.22%               --                --               --              --



CLASS B SHARES
 ..............................................................................................................................
                                                                         YEAR ENDED MARCH 31,
                                               -------------------------------------------------------------------------------
                                                 1999               1998              1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
 Net asset value -- beginning of period        $   9.00           $   8.51          $   8.63         $   8.57         $   8.56
                                               --------           --------          --------         --------         --------
 Income from investment operations# --
 Net investment income(S)                      $   0.41           $   0.42          $   0.43         $   0.43         $   0.44
 Net realized and unrealized gain (loss)
  on investments                                  (0.02)              0.48             (0.13)            0.06             --
                                               --------           --------          --------         --------         --------
Total from investment operations               $   0.39           $   0.90          $   0.30         $   0.49         $   0.44
                                               --------           --------          --------         --------         --------
Less distributions declared to
  shareholders -
 From net investment income                    $  (0.41)          $  (0.41)         $  (0.42)        $  (0.43)        $  (0.43)
 In excess of net investment income                --                 --                --              (0.00)+           --
                                               --------           --------          --------         --------         --------
Total distributions declared to
 shareholders                                  $  (0.41)          $  (0.41)         $  (0.42)        $  (0.43)        $  (0.43)
                                               --------           --------          --------         --------         --------
Net asset value -- end of period               $   8.98           $   9.00          $   8.51         $   8.63         $   8.57
                                               --------           --------          --------         --------         --------
Total return                                      4.38%             10.77%             3.44%            5.87%            5.32%
Ratios (to average net assets)/
Supplemental data(S):
 Expenses##                                       1.83%              1.98%             2.11%            2.13%            2.16%
 Net investment income                            4.59%              4.69%             4.95%            4.90%            5.15%
Portfolio turnover                                  31%                23%               30%              23%              25%
Net assets at end of period (000
omitted)                                       $140,871           $172,339          $226,138         $306,889         $412,965

--------
+   Per share amount was less than $0.01
#   Per share data is based on average shares outstanding.
##  The Fund's expenses are calculated without reduction for fees paid indirectly. The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                    $   0.40               --                --               --               --
          Ratios (to average net assets):
        Expenses##                                1.96%               --                --               --               --
        Net investment income                     4.46%               --                --               --               --



CLASS C SHARES
 .............................................................................................................................
                                                                           YEAR ENDED MARCH 31,
                                              -------------------------------------------------------------------------------
                                                1999               1998              1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
 Net asset value -- beginning of period        $  9.01            $  8.52           $  8.64          $  8.57          $  8.56
                                               -------            -------           -------          -------          -------
 Income from investment operations# --
 Net investment income(S)                      $  0.41            $  0.42           $  0.43          $  0.43          $  0.44
 Net realized and unrealized gain (loss) on
  investments                                    (0.02)              0.49             (0.12)            0.07             0.01
                                               -------            -------           -------          -------          -------
Total from investment operations               $  0.39            $  0.90           $  0.31          $  0.50          $  0.45
                                               -------            -------           -------          -------          -------
Less distributions declared to shareholders
                                                                                                                      -------
 From net investment income                    $ (0.41)           $ (0.41)          $ (0.43)         $ (0.43)         $ (0.44)
 In excess of net investment income               --                 --                --              (0.00)+           --
                                               -------            -------           -------          -------          -------
Total distributions declared to shareholders   $ (0.41)           $ (0.41)          $ (0.43)         $ (0.43)         $ (0.44)
                                               -------            -------           -------          -------          -------
Net asset value -- end of period               $  8.99            $  9.01           $  8.52          $  8.64          $  8.57
                                               -------            -------           -------          -------          -------
Total return                                     4.37%             10.75%             3.62%            5.94%            5.39%
Ratios (to average net assets)/
Supplemental data(S):
 Expenses##                                      1.81%              1.98%             2.06%            2.05%            2.09%
 Net investment income                           4.59%              4.69%             5.00%            4.95%            5.23%
Portfolio turnover                                 31%                23%               30%              23%              25%
Net assets at end of period (000 omitted)      $32,164            $21,802           $19,159          $16,504          $10,936

--------
+   Per share amount was less than $0.01
#   Per share data is based on average shares outstanding.
##  The Fund's expenses are calculated without reduction for fees paid indirectly. The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income                    $  0.40               --                --               --               --
          Ratios (to average net assets):
        Expenses##                               1.94%               --                --               --               --
        Net investment income                    4.46%               --                --               --               --


--------------
  APPENDIX A
--------------

O   INVESTMENT TECHNIQUES AND PRACTICES


    In pursuing its investment objective, the fund may engage in the following investment techniques and practices, which are described, together with their risks, in the SAI. Investment techniques and practices which are the principal focus of the fund are also described in the Risk Return Summary of the Prospectus.


    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................

    SYMBOLS                   x  permitted                  -- not permitted
    --------------------------------------------------------------------------


    Debt Securities

      Asset-Backed Securities

        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                   --
        Corporate Asset-Backed Securities                           --

        Mortgage Pass-Through Securities                            --
        Stripped Mortgage-Backed Securities                         --

      Corporate Securities                                          --
      Loans and Other Direct Indebtedness                           --


      Lower Rated Bonds                                             x
      Municipal Bonds                                               x

      Speculative Bonds                                             x
      U.S. Government Securities                                    x

      Variable and Floating Rate Obligations                        x
      Zero Coupon Bonds                                             x


    Equity Securities                                               --
    Foreign Securities Exposure

      Brady Bonds                                                   --
      Depositary Receipts                                           --

      Dollar-Denominated Foreign Debt Securities                    --
      Emerging Markets                                              --

      Foreign Securities                                            --
    Forward Contracts                                               --


    Futures Contracts                                               x
    Indexed Securities/Structured Products                          x

    Inverse Floating Rate Obligations                               x


    Investment in Other Investment Companies
      Open-End Funds                                                --*


      Closed-End Funds                                              x
    Lending of Portfolio Securities                                 x


    Leveraging Transactions
      Bank Borrowings                                               --*

      Mortgage "Dollar-Roll" Transactions                           --*
      Reverse Repurchase Agreements                                 --*

    Options
      Options on Foreign Currencies                                 --


      Options on Futures Contracts                                  x
      Options on Securities                                         x


      Options on Stock Indices                                      --
      Reset Options                                                 x


      "Yield Curve" Options                                         x
    Repurchase Agreements                                           x


    Restricted Securities                                           x
    Short Sales                                                     --*

    Short Sales Against the Box                                     x
    Short Term Instruments                                          x

    Swaps and Related Derivative Instruments                        --
    Temporary Borrowings                                            x


    Temporary Defensive Positions                                   x
    Warrants                                                        x

    "When-Issued" Securities                                        x


--------
*May only be changed with shareholder approval.

--------------
  APPENDIX B
--------------

                        TAXABLE EQUIVALENT YIELD TABLE
              (UNDER FEDERAL INCOME TAX LAW AND RATES FOR 1999)

The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 3% to 8% under federal income tax laws that apply to 1999. (Such yields may differ under the laws applicable to subsequent years.) Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns.

While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax.

               TAXABLE INCOME*                    INCOME                                TAX-EXEMPT YIELD
---------------------------------------------      TAX       ----------------------------------------------------------------------
        SINGLE                  JOINT            BRACKET**       3%          4%          5%          6%          7%          8%
---------------------------------------------  ------------  ----------------------------------------------------------------------
         1999                    1999                                               EQUIVALENT TAXABLE YIELD
$      0-$ 25,750        $      0-$ 43,050         15.0%        3.53%       4.71%       5.88%       7.06%       8.24%       9.41%
$ 25,750-$ 62,450        $ 43,050-$104,050         28.0         4.17        5.56        6.94        8.33        9.72       11.11
$ 62,450-$130,250        $104,050-$158,550         31.0         4.35        5.80        7.25        8.70       10.14       11.59
$130,250-$283,150        $158,550-$283,150         36.0         4.69        6.25        7.81        9.38       10.94       12.50
$283,150 & Over          $283,150 & Over           39.6         4.97        6.62        8.28        9.93       11.59       13.25

 *Net amount subject to Federal personal income tax after deductions and exemptions.
**Effective Federal Tax Bracket.

MFS(R) MUNICIPAL INCOME FUND

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 1999, provides more detailed information about the fund and is incorporated into this prospectus by reference.


  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:


    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: HTTP://WWW.MFS.COM


Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the Commission's Internet website at HTTP:// WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section at the above address.


    The fund's Investment Company Act file number is 811-4096.


                                                MWT-1 3/99  138M  24/224/324/824

----------------------------
MFS(R) MUNICIPAL INCOME FUND
----------------------------

AUGUST 1, 1999


[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                                                         STATEMENT OF ADDITIONAL
                                                                     INFORMATION



A SERIES OF MFS MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated August 1, 1999. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.





                                                              MWT-13 3/99  475

STATEMENT OF ADDITIONAL INFORMATION

PART I

Part I of this SAI contains information that is particular to the Fund.


  TABLE OF CONTENTS
                                                                          Page
I        Definitions ...................................................      3
II       Management of the Fund ........................................      3
         The Fund ......................................................      3
         Trustees and Officers -- Identification and Background ........      3
         Trustees Compensation .........................................      3
         Affiliated Service Provider Compensation ......................      3
III      Sales Charges and Distribution Plan Payments ..................      3
         Sales Charges .................................................      3
         Distribution Plan  Payments ...................................      3
IV       Portfolio Transactions and Brokerage Commissions ..............      3
V        Share Ownership ...............................................      3
VI       Performance Information .......................................      3
VII      Investment Techniques, Practices, Risks and Restrictions ......      3
         Investment Techniques, Practices and Risks ....................      3
         Investment Restrictions .......................................      4
VIII     Tax Considerations ............................................      5
IX       Independent Auditors and Financial Statements .................      5
         Appendix A -- Trustees and Officers -- Identification and
           Background ..................................................      A
         Appendix B -- Trustee Compensation ............................      B
         Appendix C -- Affiliated Service Provider Compensation ........      C
         Appendix D -- Sales Charges and Distribution Plan Payments ....      D
         Appendix E -- Portfolio Transactions and Brokerage Commissions       E
         Appendix F -- Share Ownership .................................      F
         Appendix G -- Performance Information .........................      G

I     DEFINITIONS
      "Fund" - MFS(R) Municipal Income Fund, a series of MFS Municipal Series Trust (the "Trust"), a Massachusetts business trust. The Trust was previously known as MFS Multi-State Municipal Bond Trust until its name was changed to MFS Municipal Series Trust on August 27, 1993. On August 3, 1992, the Trust changed its name from MFS Managed Multi-State Municipal Bond Trust. The Trust was known as MFS Managed Multi-State Tax-Exempt Trust until its name was changed effective August 12, 1988. The MFS Municipal Income Fund is the successor to MFS Lifetime Municipal Bond Fund, which was reorganized as a series of the Trust on September 7, 1993.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.


      "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" - The Prospectus of the Fund, dated August 1, 1999, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUND


      THE FUND
      The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.


      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix A of this Part I.

      TRUSTEE COMPENSATION
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, is set forth in Appendix B of this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix C to this Part I.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix D to this Part I, together with the Fund's schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.

IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
      Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix E to this Part I.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $53,050 of commission business from certain MFS funds (including the Fund) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

V     SHARE OWNERSHIP
      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.


VI    PERFORMANCE INFORMATION
      Performance information, as quoted by the Fund in sales literature and marketing materials, is set forth in Appendix G to this Part I.

VII   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      INVESTMENT TECHNIQUES, PRACTICES AND RISKS
      The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to these investment techniques and practices.


      o Lower Rated/Unrated Securities may not exceed 33 1/3% of the Fund's net assets


      o Lending of Portfolio Securities may not exceed 30% of the Fund's net assets.


      o Revenue Bonds may be up to 100% of the Fund's net assets.

      INVESTMENT RESTRICTIONS
      The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or
      (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy).

        Except for Investment Restriction (1) and the Fund's non-fundamental policy on restricted securities, these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

        Terms used below (such as Options and Futures Contracts) are defined in
      Part II of this SAI.


        The Fund may not:


        (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered a pledge of assets.

        (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

        (3) Invest more than 25% of its total assets (taken at market value) in any one industry; provided, however, that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

        (4) Purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future or forward delivery of securities or foreign currencies and related options, and except Futures Contracts and Options on Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

        (5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan.

        (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state.

        (7) Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause the Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

        (8) Invest for the purpose of exercising control or management;

        (9) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

        (10) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

        (11) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions;

        (12) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

        (13) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities and indexes of securities or foreign currencies or Futures Contracts; and further provided that this shall not prevent the Fund from purchasing, owning, holding or selling contracts for the future delivery of fixed income securities.

        (14) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

        As non-fundamental policies, the Fund will not knowingly (i) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees of the Trust has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested and (ii) invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

        For the purposes of the Fund's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

      OTHER OPERATING POLICY
      In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 33 1/3%.

        This operating policy is not fundamental and may be changed without shareholder approval.

VIII  TAX CONSIDERATIONS
      For a discussion of tax considerations, see Part II of this SAI.


IX    INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
      Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


        The Portfolio of Investments and the Statement of Assets and Liabilities at March 31, 1999, the Statement of Operations for the year ended March 31, 1999, the Statement of Changes in Net Assets for the two years ended March 31, 1999, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

---------------------
  PART I - APPENDIX A
---------------------

    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
    The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

    TRUSTEES
    JEFFREY L. SHAMES,* Chairman and President (born 6/2/55)
    Massachusetts Financial Services Company, Chairman and Chief Executive
    Officer

    RICHARD B. BAILEY* (born 9/14/26)
    Private Investor; Massachusetts Financial Services Company, former Chairman and Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

    MARSHALL N. COHAN (born 11/14/26)
    Private Investor
    Address: 2524 Bedford Mews Drive, Wellington, Florida

    LAWRENCE H. COHN, M.D., (born 3/11/37)
    Brigham and Women's Hospital, Chief of Cardiac Surgery;
    Harvard Medical School, Professor of Surgery
    Address: 75 Francis Street, Boston, Massachusetts

    THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
    Edmund Gibbons Limited, Chief Executive Officer;
    Colonial Insurance Company Ltd., Director and Chairman
    Address: 21 Reid Street, Hamilton, Bermuda

    ABBY M. O'NEILL (born 4/27/28)
    Private Investor; Rockefeller Financial Services, Inc.
    (investment advisers), Director
    Address: 30 Rockefeller Plaza, Room 5600, New York,
    New York

    WALTER E. ROBB, III (born 8/18/26)
    Benchmark Advisors, Inc. (corporate financial consultants), President and Treasurer; Benchmark Consulting Group, Inc. (office services), President; CitiFunds and CitiSelect Folios (mutual funds), Trustee
    Address: 110 Broad Street, Boston, Massachusetts

    ARNOLD D. SCOTT* (born 12/16/42)
    Massachusetts Financial Services Company, Senior Executive Vice President and Secretary

    J. DALE SHERRATT (born 9/23/38)
    Insight Resources, Inc. (acquisition planning specialists),
    President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993)
    Address: 294 Washington Street, Boston, Massachusetts

    WARD SMITH (born 9/13/30)
    NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand Corporation (diversified mechanical manufacturer), Director
    Address: 36080 Shaker Blvd., Hunting Valley, Ohio


    OFFICERS
    GEOFFREY L. SCHECHTER*, Vice President (born 12/17/62)
    Massachusetts Financial Services Company, Vice President

    W. THOMAS LONDON,* Treasurer (born 3/1/44)
    Massachusetts Financial Services Company, Senior
    Vice President


    JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
    Massachusetts Financial Services Company, Senior Vice President


    ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
    Massachusetts Financial Services Company, Vice President (since September
    1996); Deloitte & Touche LLP, Senior Manager (prior to September 1996)


    MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
    Massachusetts Financial Services Company, Vice President (since March
    1997); Putnam Investments, Vice President (from September 1994 until March
    1997); Ernst & Young LLP, Senior Tax Manager (prior to September 1994)

    STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
    Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

    JAMES R. BORDEWICK, JR.,* Assistant Secretary
    (born 3/6/59) Massachusetts Financial Services Company,
    Senior Vice President and Associate General Counsel

    ----------------
    * "Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

    Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada.

---------------------
  PART I - APPENDIX B
---------------------

    TRUSTEE COMPENSATION
    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such

    Trustee's out-of-pocket expenses. In addition, the Trust has a retirement plan for these Trustees as described under the caption "Management of the Fund -- Trustee Retirement Plan" in Part II. The Retirement Age under the plan is 75.


    TRUSTEE COMPENSATION TABLE
    ...............................................................................................................................
                                                        RETIREMENT BENEFIT                                       TOTAL TRUSTEE
                                  TRUSTEE FEES           ACCRUED AS PART           ESTIMATED CREDITED            FEES FROM FUND
    TRUSTEE                       FROM FUND(1)         OF FUND EXPENSES(1)         YEARS OF SERVICE(2)        AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey                $3,500                   $1,050                       10                       $259,430
    Marshall N. Cohan                 3,950                    1,912                       14                        143,259
    Dr. Lawrence Cohn                 3,909                      730                       18                        153,579
    Sir David Gibbons                 3,500                    1,676                       13                        130,059
    Abby M. O'Neill                   3,500                      875                       10                        130,059
    Walter E. Robb, III               4,359                    1,912                       15                        171,154
    Arnold D. Scott                       0                        0                       N/A                             0
    Jeffrey L. Shames                     0                        0                       N/A                             0
    J. Dale Sherratt                  4,125                      940                       20                        157,714
    Ward Smith                        3,900                    1,175                       13                        146,739

    ----------------
    (1) For the fiscal year ended March 31, 1999.


    (2) Based upon normal retirement age (75).

    (3) Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr. Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31, 1998 of approximately $68.2 billion).

    ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)
    ...............................................................................................................................


                                                         YEARS OF SERVICE
        AVERAGE
      TRUSTEE FEES                       3                         5                          7                        10 OR MORE
    -----------------------------------------------------------------------------------------------------------------------------
        $3,150                         $473                     $  788                     $1,103                       $1,575
         3,479                          522                        870                      1,218                        1,739
         3,808                          571                        952                      1,333                        1,904
         4,137                          621                      1,034                      1,448                        2,068
         4,466                          670                      1,116                      1,563                        2,233
         4,795                          719                      1,199                      1,678                        2,397

    ----------------
    (4) Other funds in the MFS Fund complex provide similar retirement benefits to the Trustees.


---------------------
  PART I - APPENDIX C
---------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ...............................................................................................................................
    The Fund paid compensation to its affiliated service providers over the specified periods as follows:


                          PAID TO MFS        AMOUNT       PAID TO MFS FOR         PAID TO MFSC         AMOUNT          AGGREGATE
    FISCAL YEAR           FOR ADVISORY       WAIVED        ADMINISTRATIVE         FOR TRANSFER         WAIVED       AMOUNT PAID TO
    ENDED                   SERVICES         BY MFS           SERVICES          AGENCY SERVICES       BY MFSC        MFS AND MFSC
    -------------------------------------------------------------------------------------------------------------------------------
    March 31, 1999         $2,214,216       487,190           $47,527               $426,384            N/A           $2,688,127
    March 31, 1998         $2,841,328         N/A             $55,640               $486,012            N/A           $3,382,980
    March 31, 1997         $3,180,446         N/A             $ 4,646*              $759,898            N/A           $3,944,990

    --------------------
    * From March 1, 1997, the commencement of the Master Administrative Service Agreement.


---------------------
  PART I - APPENDIX D
---------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ...............................................................................................................................


    The following sales charges were paid during the specified periods:

                                          CLASS A INITIAL SALES CHARGES:                           CDSC PAID TO MFD ON:
                                                     RETAINED          REALLOWED           CLASS A          CLASS B         CLASS C
    FISCAL YEAR END                  TOTAL            BY MFD          TO DEALERS            SHARES          SHARES           SHARES
    -------------------------------------------------------------------------------------------------------------------------------
    March 31, 1999                  $326,334          $49,981           $276,353             $  1          $211,592         $11,502
    March 31, 1998                   149,847           27,449            122,398              185           249,736          11,733
    March 31, 1997                   114,482           20,133             94,349                0           492,585           5,259


    DEALER REALLOWANCES
    ...............................................................................................................................

    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                             DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                      PERCENT OF OFFERING PRICE
    -------------------------------------------------------------------------------------------------------------------------------
        Less than $100,000                                            4.00%
        $100,000 but less than $250,000                               3.20%
        $250,000 but less than $500,000                               2.25%
        $500,000 but less than $1,000,000                             1.70%
        $1,000,000 or more                                            None*
    ----------------
    *A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    ...............................................................................................................................


    During the fiscal year ended March 31, 1999, the Fund made the following Distribution Plan payments:



                                                           AMOUNT OF DISTRIBUTION AND SERVICE FEES:
    CLASS OF SHARES                                      PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
    -------------------------------------------------------------------------------------------------------------------------------
    Class A Shares                                        $  492,877            $   45,896             $446,981
    Class B Shares                                        $1,554,223            $1,195,669             $358,554
    Class C Shares                                        $  264,345            $      705             $263,640

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.


---------------------
  PART I - APPENDIX E
---------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................

    The following brokerage commissions were paid by the Fund during the specified time periods:


                                                          BROKERAGE COMMISSIONS
    FISCAL YEAR END                                            PAID BY FUND
    ---------------------------------------------------------------------------
    March 31, 1999                                                  $0
    March 31, 1998                                                  $0
    March 31, 1997                                                  $0


    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................


    During the fiscal year ended March 31, 1999, the Fund purchased securities issued by the following regular broker-dealer of the Fund, which had the following value as of March 31, 1999:

                                                         VALUE OF SECURITIES
    BROKER-DEALER                                        AS OF MARCH 31, 1999
    ---------------------------------------------------------------------------
    None                                                         N/A

---------------------
  PART I - APPENDIX F
---------------------

    SHARE OWNERSHIP


    OWNERSHIP BY TRUSTEES AND OFFICERS
    As of April 15, 1999, the Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of April 15, 1999, and are therefore presumed to control the Fund:

                                            JURISDICTION OF
                                              ORGANIZATION           PERCENTAGE
    NAME AND ADDRESS OF INVESTOR              (IF A COMPANY)         OWNERSHIP
    ---------------------------------------------------------------------------
          None


    5% OR GREATER OWNERSHIP OF SHARE CLASS
    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of April 15, 1999:

    NAME AND ADDRESS OF INVESTOR OWNERSHIP                     PERCENTAGE
    ..........................................................................

    MLPF&S for the Sole Benefit of its Customers       9.85% of Class A shares
    Attn: Fund Administration 97CC1
    4800 Deer Lake Dr E FL 3
    Jacksonville, FL 32246-6484
    ..........................................................................

    MLPF&S for the Sole Benefit of its Customers        7.28% of Class B shares
    Attn: Fund Administration 971M6
    4800 Deer Lake Dr E FL 3
    Jacksonville, FL 32246-6484
    ..........................................................................

    MLPF&S for the Sole Benefit of its Customers       16.75% of Class C shares
    Attn: Fund Administration 97C52
    4800 Deer Lake Dr E FL 3
    Jacksonville, FL 32246-6484
    ..........................................................................

---------------------
  PART I - APPENDIX G
---------------------

    PERFORMANCE INFORMATION
    ...............................................................................................................................

    All performance quotations are as of March 31, 1999.
                                                                                           ACTUAL
                                         AVERAGE ANNUAL            ACTUAL              TAX EQUIVALENT  TAX EQUIVALENT
                                         TOTAL RETURNS             30-DAY     30-DAY    30-DAY YIELD    30-DAY YIELD
                                      -------------------------    YIELD      YIELD      (INCLUDING       (WITHOUT
                                                        10 YEAR  (INCLUDING  (WITHOUT   ANY WAIVERS)    ANY WAIVERS)    CURRENT
                                                        OR LIFE     ANY        ANY     --------------  -------------- DISTRIBUTION
                                      1 YEAR   5 YEAR   OF FUND   WAIVERS)   WAIVERS)  TAX BRACKETS:   TAX BRACKETS:     RATE+
                                      ------   ------   ------   ----------  --------  --------------  -------------- ------------
                                                                                         28%     31%     28%     31%
                                                                                        -----   -----   -----   -----
Class A Shares, with initial sales
charge (SEC Performance)              0.17%    5.77%    6.61%      4.94%      4.64%     6.86%   7.16%   6.44%   6.72%   5.06%
Class A Shares, at net asset value    5.16%    6.81%    7.13%      N/A        N/A       N/A     N/A     N/A     N/A     N/A
Class B Shares, with CDSC (SEC
Performance)                          0.39%    5.61%    6.62%      N/A        N/A       N/A     N/A     N/A     N/A     N/A
Class B Shares, at net asset value    4.38%    5.93%    6.62%      4.43%      4.12%     6.15%   6.42%   5.72%   5.97%   4.54%
Class C Shares, with CDSC (SEC
Performance)                          3.37%    5.99%    6.65%      N/A        N/A       N/A     N/A     N/A     N/A     N/A
Class C Shares, at net asset value    4.37%    5.99%    6.65%      4.42%      4.10%     6.14%   6.41%   5.69%   5.94%   4.53%

--------------
+ Annualized, based upon the last distribution.

Class A share performance calculated according to Securities and Exchange Commission (referred to as the SEC) rules (referred to as SEC performance) takes into account the deduction of the 4.75% maximum sales charge. Class B SEC performance takes into account the deduction of the applicable contingent deferred sales charge (referred to as a CDSC), which declines over six years from 4% to 0%. Class C SEC performance takes into account the deduction of the 1% CDSC. The fund initially offered class B shares on December 29, 1986, class A shares on September 7, 1993 and class C shares on January 3, 1994.

Class A and class C share performance include the performance of the fund's class B shares for periods prior to the offering of class A and class C shares. This blended class A share performance has been adjusted to take into account the initial sales charge (load) applicable to class A shares rather than the CDSC applicable to Class B shares. This blended class C share performance has been adjusted to take into account the lower CDSC applicable to class C shares rather than the CDSC applicable to class B shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Class A share performance generally would have been higher than class B share performance had class A shares been offered for the entire period, because certain operating expenses (e.g., distribution and service fees) attributable to class B shares are higher than those of class A shares. Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period, because class C and B operating expenses (e.g., distribution and service fees) attributable to class C and B shares are approximately the same.

Performance results include any applicable expense subsidies and waivers, which may cause the results to be more favorable.

STATEMENT OF ADDITIONAL INFORMATION
PART II

Part II of this SAI describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" means each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is not a series of a Massachusetts business trust, references to a "Trust" shall mean the Fund.

---------------------
  TABLE OF CONTENTS
---------------------
                                                                            Page
I        Management of the Fund ...........................................    1
         Trustees/Officers ................................................    1
         Investment Adviser ...............................................    1
         Administrator ....................................................    2
         Custodian ........................................................    2
         Shareholder Servicing Agent ......................................    2
         Distributor ......................................................    2
II       Principal Share Characteristics ..................................    2
         Class A Shares ...................................................    2
         Class B Shares, Class C Shares and Class I Shares ................    2
         Waiver of Sales Charges ..........................................    3
         Dealer Commissions and Concessions ...............................    3
         General ..........................................................    3
III      Distribution Plan ................................................    3
         Features Common to Each Class of Shares ..........................    3
         Features Unique to Each Class of Shares ..........................    4
IV       Investment Techniques, Practices and Risks .......................    5
V        Net Income and Distributions .....................................    5
         Money Market Funds ...............................................    5
         Other Funds ......................................................    5
VI       Tax Considerations ...............................................    5
         Taxation of the Fund .............................................    5
         Taxation of Shareholders .........................................    6
         Special Rules for Municipal Fund Distributions ...................    7
VII      Portfolio Transactions and Brokerage Commissions .................    8
VIII     Determination of Net Asset Value .................................    9
         Money Market Funds ...............................................    9
         Other Funds ......................................................   10
IX       Performance Information ..........................................   10
         Money Market Funds ...............................................   10
         Other Funds ......................................................   11
         General ..........................................................   12
         MFS Firsts .......................................................   12
X        Shareholder Services .............................................   13
         Investment and Withdrawal Programs ...............................   13
         Exchange Privilege ...............................................   15
         Tax-Deferred Retirement Plans ....................................   16
XI       Description of Shares, Voting Rights and Liabilities .............   16
         Appendix A -- Waivers of Sales Charges ...........................  A-1
         Appendix B -- Dealer Commissions and Concessions .................  B-1
         Appendix C -- Investment Techniques, Practices and Risks .........  C-1
         Appendix D -- Description of Bond Ratings ........................  D-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

      TRUSTEE RETIREMENT PLAN -- The Trust has a retirement plan for Trustees who are non-interested Trustees and Trustees who are not officers of the Trust. Under this plan, a Trustee will retire upon reaching a specified age (see Part I -- "Appendix B ") ("Retirement Age") and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to his Retirement Age and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

      INVESTMENT ADVISER
      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the Fund's investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

      MFS has retained, on behalf of certain MFS Funds, sub-investment advisers to assist MFS in the management of the Fund's assets. A description of these sub-advisers, the services they provide and their compensation is provided under the caption "Management of the Fund -- Sub-Adviser" in
      Part I of this SAI for Funds which use sub-advisers.

      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund[s]."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

        The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), or by either party on not more than 60 days" nor less than 30 days" written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

      ADMINISTRATOR
      MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

      CUSTODIAN
      State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.

      SHAREHOLDER SERVICING AGENT
      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1125%. In addition, MFSC will be reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for the Fund.

      DISTRIBUTOR
      MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

II    PRINCIPAL SHARE CHARACTERISTICS

      Set forth below is a description of Class A, B, C and I shares offered by the MFS Family of Funds. Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

      CLASS A SHARES
      MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below). Certain purchases of Class A shares may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

      CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES
      MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale. Class B and C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

      WAIVER OF SALES CHARGES
      In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A, B and C shares are waived. These circumstances are described in Appendix A of this Part II. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, because the sales effort, if any, involved in making such sales is negligible, or in the case of certain CDSC waivers, because the circumstances surrounding the redemption of Fund shares were not foreseeable or voluntary.


      DEALER COMMISSIONS AND CONCESSIONS
      MFD pays commission and provides concessions to dealers that sell Fund shares. These dealer commissions and concessions are described in Appendix B of this Part II.


      GENERAL
      Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

III   DISTRIBUTION PLAN

      The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the caption "Expense Summary" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.

      SERVICE FEES -- The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

      CLASS A SHARES -- Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        No service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares (0.25% per annum for certain Funds). As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares (0.50% per annum for certain Funds), the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS B SHARES -- Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares).

      CLASS C SHARES -- Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

IV    INVESTMENT TECHNIQUES, PRACTICES AND RISKS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Part I. Investment practices and techniques that are not identified in Part I do not apply to the Fund.

V     NET INCOME AND DISTRIBUTIONS MONEY MARKET FUNDS

      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.


        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.


      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders dividends equal to all of its net investment income with such frequency as is disclosed in the Fund's prospectus. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS
      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any distributions from ordinary income and from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month, and paid during the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.



      U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and capital gain distributions (and redemption proceeds, if applicable) paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.


      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


      CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income (as well as non-cash income described in the next two paragraphs) and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.


      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.


      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends-received deduction for corporations.

      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion will be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that month.

      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

VII   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Trust's Board of Trustees.

        The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

        Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

        Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund.


        The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

        The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

VIII  DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.


      MONEY MARKET FUNDS
      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees which oversees the money market fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments which its Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.


      OTHER FUNDS
      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees.

        All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

        All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

IX    PERFORMANCE INFORMATION

      MONEY MARKET FUNDS
      Each MFS Fund that is a money market fund will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the money market fund. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

        Any current yield quotation of a money market fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of a money market fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of a money market fund in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the money market fund's expenses.

      OTHER FUNDS
      Each MFS Fund that is not a money market fund may quote the following performance results.

      TOTAL RATE OF RETURN -- The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by any applicable CDSC and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by any applicable sales charge and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

        The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

        As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

        Any total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

      YIELD -- Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.

      TAX-EQUIVALENT YIELD -- The tax-equivalent yield for a class of shares of a Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment in such shares to produce the after-tax equivalent of the yield of that class. In calculating tax-equivalent yield, a Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes.

      CURRENT DISTRIBUTION RATE -- Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B shares and Class C shares assumes no CDSC is paid.

      GENERAL
      From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

        From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

        The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

        From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

        From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

      MFS FIRSTS
      MFS has a long history of innovations.

      o 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

      o 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

      o 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

      o 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

      o 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

      o 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

      o 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

      o 1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed-income mutual fund.

      o 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

      o 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

      o 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

      o 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

      o 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

      o 1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

      o 1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

      o 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest principally in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

X     SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS
      The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

      RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide MFSC (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

      SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. MFSC will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

      SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct MFSC to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

      INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of his investment dealer must be included with each investment.


      GROUP PURCHASES -- A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


      AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

        No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE
      Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by MFSC.

      EXCHANGES AMONG MFS FUNDS (excluding exchanges from MFS money market funds) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

      EXCHANGES FROM AN MFS MONEY MARKET FUND -- Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFSC) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS
      Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:


        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);


        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");


        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and


        o Certain other qualified pension and profit-sharing plans.

        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

        An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

        Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by MFSC.

XI    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

        Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions" in Part I of this SAI). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

------------------------
  PART II - APPENDIX A
------------------------

      WAIVERS OF SALES CHARGES
      This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

I     WAIVERS OF ALL APPLICABLE SALES CHARGES
      In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

      DIVIDEND REINVESTMENT
        o Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

     CERTAIN ACQUISITIONS/LIQUIDATIONS
        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

     AFFILIATES OF AN MFS FUND/CERTAIN DEALERS.
     Shares acquired by:
        o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

        o Trustees and retired trustees of any investment company for which MFD serves as distributor;

        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        o Employees or registered representatives of dealers;


        o Certain family members of any such individual and their spouses or domestic partners identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


        o Institutional Clients of MFS or MFS Institutional Advisors, Inc.

     INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)
        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

      RETIREMENT PLANS (CDSC WAIVER ONLY).
      Shares redeemed on account of distributions made under the following circumstances:

        o Individual Retirement Accounts ("IRAs")

          > Death or disability of the IRA owner.

        o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

          > Death, disability or retirement of 401(a) or ESP Plan participant;

          > Loan from 401(a) or ESP Plan;

          > Financial hardship (as defined in Treasury Regulation Section
            1.401(k)-1(d)(2), as amended from time to time);

          > Termination of employment of 401(a) or ESP Plan participant
            (excluding, however, a partial or other termination of the Plan);

          > Tax-free return of excess 401(a) or ESP Plan contributions;


          > To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFSC (the "MFS Participant Recordkeeping System");

          > Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived; and


          > Shares purchased by certain retirement plans or trust accounts if:
            (i) the plan is currently a party to a retirement plan recordkeeping or administration services agreement with MFD or one of its affiliates and (ii) the shares purchased or redeemed represent transfers from or transfers to plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

        o Section 403(b) Salary Reduction Only Plans ("SRO Plans")

          > Death or disability of SRO Plan participant.

      CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY).
      Shares transferred:
        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by MFSC on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFSC.

      LOAN REPAYMENTS
        o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II    WAIVERS OF CLASS A SALES CHARGES
      In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

      WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
        o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

      INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS
        o Shares acquired by insurance company separate accounts.

      RETIREMENT PLANS
        o Administrative Services Arrangements

          > Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates. o Reinvestment of Distributions from Qualified Retirement Plans

          > Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

      SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
      CIRCUMSTANCES:
        o IRAs

          > Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

          > Tax-free returns of excess IRA contributions.

        o 401(a) Plans

          > Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

          > Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

        o ESP Plans and SRO Plans

          > Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

        o 401(a) Plans and ESP Plans

          > where the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

          > where the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, MFSC that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Family of Funds and aggregate assets of at least $10 million;


      provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


      PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)
        o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

      BANK TRUST DEPARTMENTS AND LAW FIRMS
        o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

      INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES.
        o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

III   WAIVERS OF CLASS B AND CLASS C SALES CHARGES
      In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

      SYSTEMATIC WITHDRAWAL PLAN
        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

      DEATH OF OWNER
        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.


      DISABILITY OF OWNER
        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC).


      RETIREMENT PLANS.
      Shares redeemed on account of distributions made under the following circumstances:

        o IRAs, 401(a) Plans, ESP Plans and SRO Plans


          > Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules;

          > Salary Reduction Simplified Employee Pension Plans ("SAR-SEP
            Plans");


          > Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

          > Death or disability of a SAR-SEP Plan participant.

        o 401(a) and ESP Plans Only (Class B CDSC Waiver Only)

          > By a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established an account with MFSC between July 1, 1996 and December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

          > By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998). A plan with a pre-existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.

------------------------
  PART II - APPENDIX B
------------------------

    DEALER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to dealers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

    CLASS A SHARES
    Purchases Subject to an Initial Sales Charge. For purchases of Class A shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to dealers (which are alike for all dealers), as shown in Appendix D to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the dealer reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix D to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      Purchases Subject to a CDSC (but not an Initial Sales Charge). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

    COMMISSION
    PAID BY MFD
    TO DEALERS               CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------------
    1.00%                    On the first $2,000,000, plus
    0.80%                    Over $2,000,000 to $3,000,000, plus
    0.50%                    Over $3,000,000 to $50,000,000, plus
    0.25%                    Over $50,000,000

      For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

    CLASS B SHARES
    For purchases of Class B shares, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which has established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C SHARES
    For purchases of Class C shares, MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase.

    ADDITIONAL DEALER COMMISSIONS/CONCESSIONS
    Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/ or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

------------------------
  PART II - APPENDIX C
------------------------


    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Appendix A of the Fund's Prospectus. Investment practices and techniques that are not identified in Appendix A of the Fund's Prospectus do not apply to the Fund.


    INVESTMENT TECHNIQUES AND PRACTICES DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investment in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.


      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.


      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


      The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.


      Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

      FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      SPECULATIVE BONDS: The Fund may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.


      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

    o Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.


      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.


      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.


    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.


    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.


    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:


    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.


      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the fund's profit or loss on the transaction.


      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.


      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.


    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.


      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.


      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS:
    In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    RESTRICTED SECURITIES
    The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Fund's limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Fund's portfolio. Subject to the Fund's limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

    SHORT SALES AGAINST THE BOX
    The Fund may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.


      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.


      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.


      The uses by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.


    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    WARRANTS
    The Fund may invest in warrants. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.


    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.


    TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

  PART II - APPENDIX D

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following:

        1.  An application for rating was not received or accepted.

        2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

        3. There is a lack of essential data pertaining to the issue or issuer.

        4. The issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                        STANDARD & POOR'S RATINGS SERVICES

    AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

    AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

    A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

    BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

    C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                    FITCH IBCA

    AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

    DDD, DD, D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

                         DUFF & PHELPS CREDIT RATING CO.

    AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

    AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

    A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

    BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

    BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

    B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

    CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

    DD: Defaulted debt-obligations. Issuer failed to meet scheduled principal and/or interest payments.

    DP: Preferred stock with dividend arrearages.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906




[Logo](R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

500 Boylston Street, Boston, MA 02116
                                                                 GENERIC 1/22/99

                                                                    PROSPECTUS
                                                                AUGUST 1, 1999


MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK HIGH INCOME TAX FREE FUND
                                                                CLASS A SHARES
                                                                CLASS B SHARES
--------------------------------------------------------------------------------

This Prospectus describes two funds:
  o MFS Massachusetts High Income Tax Free Fund, which seeks high current income exempt from federal income tax and Massachusetts personal income tax.
  o MFS New York High Income Tax Free Fund, which seeks high current income exempt from federal and New York State and City income taxes.

THIS PROSPECTUS DESCRIBES TWO CLASSES OF SHARES FOR EACH FUND. CURRENTLY, ONLY CLASS A SHARES ARE AVAILABLE FOR PURCHASE. THESE CLASS A SHARES ARE ONLY AVAILABLE FOR PURCHASE AT NET ASSET VALUE AND MAY ONLY BE SOLD TO RESIDENTS OF MASSACHUSETTS OR NEW YORK (AS APPLICABLE) WHO ARE:

  o EMPLOYEES (OR CERTAIN RELATIVES OF EMPLOYEES) OF MASSACHUSETTS FINANCIAL SERVICES COMPANY (REFERRED TO AS MFS OR THE ADVISER) AND ITS AFFILIATES; OR

  o MEMBERS OF THE GOVERNING BOARDS OF THE VARIOUS FUNDS SPONSORED BY MFS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

----------------------
  TABLE OF CONTENTS
----------------------


                                                                        Page
  I       Risk Return Summary ....................................         1
  II      Expense Summary ........................................         5
  III     Certain Investment Strategies and Risks ................         9
  IV      Management of the Funds ................................        10
  V       Description of Share Classes ...........................        11
  VI      How to Purchase, Exchange and Redeem Shares ............        15
  VII     Investor Services and Programs .........................        19
  VIII    Other Information ......................................        21
          Appendix A -- Investment Techniques and Practices ......       A-1
          Appendix B -- Tax Equivalent Yield Tables ..............       B-1

------------------------
  I  RISK RETURN SUMMARY
------------------------


o   INVESTMENT OBJECTIVES

    o MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND - The investment objective of the MFS Massachusetts High Income Tax Free Fund (referred to as the Massachusetts fund) is to provide high current income exempt from federal income tax and Massachusetts personal income tax.

    o MFS NEW YORK HIGH INCOME TAX FREE FUND - The investment objective of the MFS New York High Income Tax Free Fund (referred to as the New York fund) is to provide high current income exempt from federal income taxes and New York State and City income taxes.

      Each fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT STRATEGIES

    o MASSACHUSETTS FUND - The Massachusetts fund invests, under normal market conditions, at least 80% of its net assets in municipal securities and participation interests in municipal securities issued by banks, the interest on which is exempt from federal income tax and Massachusetts personal income tax.

    o NEW YORK FUND - The New York fund invests, under normal market conditions, at least 80% of its net assets in municipal securities and participation interests in municipal securities issued by banks, the interest on which is exempt from federal income tax and New York State and City income taxes.

o   PRINCIPAL INVESTMENT STRATEGIES COMMON TO BOTH FUNDS

    As described above, each of the funds invest in municipal securities and participation interests in municipal securities issued by banks. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.

      While each of the funds may invest in securities with any credit rating, municipal securities offering the high current income sought by each of the funds generally are speculative and lower rated bonds. Speculative securities are securities rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be comparable to speculative securities. Lower rated bonds (i.e. bonds rated below investment grade), commonly known as junk bonds, are bonds assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds. Each fund may invest up to 100% of its net assets in speculative and lower rated bonds.

      Although each fund seeks to invest in municipal securities that provide income exempt from federal income tax and state (and, in the case of the New York fund, New York city) personal income tax, the interest income on certain of these municipal securities may be subject to an alternative minimum tax. For a comparison of yields on Municipal Bonds and taxable securities, see the Tax Equivalent Yield Tables attached as Appendix B to this Prospectus.

      While each fund seeks to invest all its assets in the types of securities described above, market conditions may from time to time limit the availability of such obligations. During periods when a fund is unable to invest as described above, the fund will seek to invest its assets in municipal securities that are exempt from federal income taxes but are subject to its state (and city, if applicable) personal income taxes.

      In selecting fixed income investments for each fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including each of the funds) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.


      Each fund is a non-diversified mutual fund. This means that each fund may invest a relatively high percentage of its assets in a small number of issuers.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in each fund and the circumstances reasonably likely to cause the value of your investment in a fund to decline are described below. As with any non-money market mutual fund, the share price of a fund will change daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in a fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in each of the funds are:

    o Municipal Securities Risk

        > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in each fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in a fund's portfolio will generally rise.

        > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of each fund's municipal security investments will affect the volatility of the fund's share price.


        > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.


        > General Obligations and Revenue Obligations Risk: Each fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. Each fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects, such as building a hospital, and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.


        > Municipal Lease Obligations Risk: Each fund's investments in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When a fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.

    o Concentration Risk

        > Massachusetts Concentration Risk: Because the fund concentrates in securities of municipal issuers in Massachusetts, certain factors with respect to this state will disproportionately affect the value of the fund's investments, including local economic factors or policy changes, erosion of the state's tax base, or changes in the credit ratings assigned to the state's municipal issuers. Thus, the fund's performance will be closely tied to the economic and political conditions in Massachusetts and will be more volatile than the performance of a more geographically diversified fund. The Massachusetts economy has shown to be particularly susceptible to downturns in the U.S. economy, and has experienced financial difficulty and high unemployment levels during these downturns. The Massachusetts economy is particularly susceptible to trends in the high-technology, financial services, biotechnology and health care industries.

        > New York Concentration Risk: Because the fund invests primarily in the securities of New York issuers, its performance may be disproportionately affected by local, state and regional factors. These may include state or local legislation or policy changes, economics, erosion of the city's or state's tax base, natural disasters, and the possibility of credit problems. New York City and certain localities outside New York City have experienced financial problems. These problems may affect the fiscal health of New York State. Thus, the fund's performance will be closely tied to the economic and political conditions in the City and State of New York and will be more volatile than the performance of a more geographically diversified fund.

    o Speculative Municipal Securities Risk: Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.

    o Liquidity Risk: The fixed income securities purchased by each fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on a fund's performance.

    o Lower Rated Municipal Securities Risk


        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.


    o Non-Diversified Status Risk: Because a fund may invest its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o As with any mutual fund, you could lose money on your investment in a fund.

    An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table are not included because the funds have not had a full calendar year of investment operations.

---------------------
  II  EXPENSE SUMMARY
---------------------

o   EXPENSE TABLES

    These tables describe the fees and expenses that you may pay when you buy, redeem and hold shares of one of the funds.

o   MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND


    SHAREHOLDER FEES (fees paid directly from your investment):
    ...........................................................................


                                                              CLASS A    CLASS B
    Maximum Sales Charge (Load) Imposed on Purchases (as a
    percentage of offering price) .........................     4.75%      0.00%
    Maximum Deferred Sales Charge (Load) (as a percentage
    of original purchase price or redemption proceeds,
    whichever is less) .................................... See Below(1)   4.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ..........................................................................

    Management Fees .......................................    0.40%      0.40%
    Distribution and Service (12b-1) Fees(2) ..............    0.00%      1.00%
    Other Expenses(3) .....................................    3.12%      3.12%
                                                               -----      -----
    Total Annual Fund Operating Expenses(3) ...............    3.52%      4.52%
    Fee Waiver and Expense Reimbursement(4) ...............  (3.52)%    (3.52)%
    Net Expenses(3) .......................................    0.00%      1.00%


    ------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in this case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.


    (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A and B shares and the services provided to you by your financial adviser (referred to as distribution and service fees).

    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. The fund's expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund.

    (4) MFS has contractually agreed to waive its management fee and to bear the fund's expenses such that "Other Expenses" do not exceed 0.00% annually. These arrangements will continue until at least August 1, 2000, unless modified with the consent of the board of trustees which oversees the fund.

o   EXAMPLE OF EXPENSES

    This example is intended to help you compare the cost of investing in the Massachusetts fund with the cost of investing in other mutual funds.

    The example assumes that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same.

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                                               YEAR 1     YEAR 3
    ---------------------------------------------------------------------------
    MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND

    Class A shares                                             $475      $1,190
    Class B shares
      Assuming redemption at end of period                     $502      $1,347
      Assuming no redemption                                   $102      $1,047

o   MFS NEW YORK HIGH INCOME TAX FREE FUND

    SHAREHOLDER FEES (fees paid directly from your investment):
    ..........................................................................
                                                              CLASS A    CLASS B
    Maximum Sales Charge (Load) Imposed on Purchases (as a
    percentage of offering price) .........................    4.75%      0.00%
    Maximum Deferred Sales Charge (Load) (as a percentage
    of original purchase price or redemption proceeds,
    whichever is less) ....................................See Below(1)   4.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ..........................................................................

    Management Fees .......................................    0.40%      0.40%
    Distribution and Service (12b-1) Fees(2) ..............    0.00%      1.00%
    Other Expenses(3) .....................................    3.12%      3.12%
                                                               -----      -----
    Total Annual Fund Operating Expenses(3) ...............    3.52%      4.52%
    Fee Waiver and Expense Reimbursement(4) ...............  (3.52)%    (3.52)%
    Net Expenses(3) .......................................    0.00%      1.00%

    ------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in this case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.

    (2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A and B shares and the services provided to you by your financial adviser (referred to as distribution and service fees).

    (3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. The fund's expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund.

    (4) MFS has contractually agreed to waive its management fee and to bear the fund's expenses such that "Other Expenses" do not exceed 0.00% annually. These arrangements will continue until at least August 1, 2000, unless modified with the consent of the board of trustees which oversees the fund.

o   EXAMPLE OF EXPENSES

    This example is intended to help you compare the cost of investing in the New York fund with the cost of investing in other mutual funds.

    The example assumes that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same.

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                                               YEAR 1     YEAR 3
    --------------------------------------------------------------------------
    MFS NEW YORK HIGH INCOME TAX FREE FUND

    Class A shares                                             $475      $1,190
    Class B shares
      Assuming redemption at end of period                     $502      $1,347
      Assuming no redemption                                   $102      $1,047

---------------------------------------------
  III CERTAIN INVESTMENT STRATEGIES AND RISKS
---------------------------------------------


   Each fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a fund may engage, including the principal investment techniques and practices discussed above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the funds' Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).


     In addition, each fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund invests defensively, it may not be able to pursue its investment objective. When such conditions exist the fund may invest up to 50% of its total assets in the following short-term investments:

       o U.S. government securities; and

       o commercial paper, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with $1 billion of assets and cash.


   Interest income from these short-term investments will be taxable to shareholders as ordinary income. A fund's defensive investment position may not be effective in protecting its value.

     Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.


----------------------------
  IV  MANAGEMENT OF THE FUND
----------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is each fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of
    the MFS organization were approximately $     billion on behalf of
    approximately     million investor accounts as of June 30, 1999. As of
    such date, the MFS organization managed approximately $     billion of net
    assets in equity funds and equity portfolios and $     billion of net
    assets in fixed income funds and fixed income portfolios, including $
    billion of net assets in municipal securities. Approximately $    billion
    of the assets managed by MFS are invested in securities of foreign issuers and foreign denominated securities of U.S. issuers. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to each fund, including portfolio management and trade execution. For these services, each fund pays MFS an annual management fee at the rate of [0.40%] of such fund's average daily net assets on an annualized basis for the fund's then-current fiscal year end. MFS has agreed to waive its right to receive this fee as described under "Expense Summary."


o   PORTFOLIO MANAGER


    The portfolio manager for each fund, since inception, is Michael Roberge, a Vice President of the Adviser. Mr. Roberge has been employed by the Adviser as a portfolio manager since 1996. Prior to 1996, Mr. Roberge worked as a municipal credit analyst and portfolio manager with Colonial Investment Management.


o   ADMINISTRATOR

    MFS provides each fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each fund, for which it receives compensation from each fund.

---------------------------------
  V  DESCRIPTION OF SHARE CLASSES
---------------------------------


    Each fund offers class A and class B shares through this prospectus. Currently, only Class A shares of each fund are available for sale.


o   SALES CHARGES


    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A or B shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."


      If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.

o   CLASS A SHARES

    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                               SALES CHARGE* AS PERCENTAGE OF:
                                               -------------------------------
                                                  Offering        Net Amount
    Amount of Purchase                              Price          Invested
    Less than $100,000                               4.75%           4.99%
    $100,000 but less than $250,000                  4.00            4.17
    $250,000 but less than $500,000                  2.95            3.04
    $500,000 but less than $1,000,000                2.20            2.25
    $1,000,000 or more                              None**          None**

    ------
     * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.


    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares. However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase. In addition, purchases made under the following four categories are not subject to an initial sales charge. However, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

    o Investments in class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

        > the plan had established an account with MFSC; and

        > the sponsoring organization had demonstrated to the satisfaction of MFD that either;

            + the employer had at least 25 employees; or

            + the total purchases by the retirement plan of class A shares of the MFS Family of Funds (the MFS Funds) would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.

    o Investments in class A shares by certain retirement plans subject to ERISA, if

        > the retirement plan and/or sponsoring organization participates in the MFS Fundamental 401(k) Program or any similar recordkeeping system made available by MFSC (referred to as the MFS participant recordkeeping system);

        > the plan establishes an account with MFSC on or after July 1, 1996;

        > the total purchases by the retirement plan of class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

        > the plan has not redeemed its class B shares in the MFS Funds in order to purchase class A shares under this category.

    o Investments in class A shares by certain retirement plans subject to ERISA, if

        > the plan establishes an account with MFSC on or after July 1, 1996;
          and

        > the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds.

          THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND

    o Investments in class A shares by certain retirement plans subject to ERISA, if

        > the plan establishes an account with MFSC on or after July 1, 1997;

        > the plan's records are maintained on a pooled basis by MFSC; and

        > the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

o   CLASS B SHARES


    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:
                                                          CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                        SALES CHARGE
    ---------------------------------------------------------------------------
    First                                                         4%
    Second                                                        4%
    Third                                                         3%
    Fourth                                                        3%
    Fifth                                                         2%
    Sixth                                                         1%
    Seventh and following                                         0%

    If you hold class B shares for approximately eight years, they will convert to class A shares of that fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

o   CALCULATION OF CDSC

    As discussed above, certain investments in class A and B shares will be subject to a CDSC. Three different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class B shares on or after January 1, 1993, made on any day during a calendar month, will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    o Purchases of class B shares prior to January 1, 1993, made on any day during a calendar year, will age one year at the close of business on December 31 of that year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES


    Each fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A and B shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee) and 1.00% for class B shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. The 0.35% class A distribution and service fees have not been implemented for either fund and may be implemented on such date as the board of trustees which oversees the funds may determine.

-------------------------------------------------
  VI  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
-------------------------------------------------

    You may purchase, exchange and redeem class A and B shares of a fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        > employer sponsored investment programs.


    The minimum initial investment for IRAs is $250 per account.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:


    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

o   HOW TO EXCHANGE SHARES

    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.


      Exchanges may be subject to certain limitations and are subject to the MFS funds' market timing policies, which are policies designed to protect the funds and their shareholders from the adverse effect of frequent exchanges. These limitations and market timing policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Market Timing Policies." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

      Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

    REDEEMING DIRECTLY THROUGH MFSC.

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, each fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.

o   OTHER CONSIDERATIONS


    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges is detrimental to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.


    MARKET TIMING POLICIES. The MFS funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The MFS funds define a "market timer" as an individual, or organization acting on behalf of one or more individuals, if:

    o the individual or organization makes during the calendar year either (i) six or more exchange requests among the MFS Funds or (ii) three or more exchange requests out of any of the MFS high yield bond funds or MFS municipal bond funds; and

    o any one of such exchange requests represents shares equal in value to $1 million or more.

    Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

      The MFS funds may impose specific limitations on market timers, including:

    o delaying for up to seven days the purchase side of an exchange request by market timers;

    o rejecting or otherwise restricting purchase or exchange requests by market timers; and

    o permitting exchanges by market timers only into certain MFS funds.

    REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge). If the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC paid; however, your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed. This privilege applies to shares of the MFS money market funds only under certain circumstances.


    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. None of the funds expects to make in-kind distributions, and if a fund does, it will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

-------------------------------------
  VII  INVESTOR SERVICES AND PROGRAMS
-------------------------------------

    As a shareholder of a fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in a fund is made through a retirement plan.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividends and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividends in cash; capital gain distributions reinvested in additional shares; or

    o Dividends and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of that fund. If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   PURCHASE AND REDEMPTION PROGRAMS


    For your convenience, the following purchase and redemption programs are made available to you with respect to class A and B shares, without extra charge:


    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.

    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.

    LETTER OF INTENT (LOI). If you intend to invest $50,000 or more in the MFS funds (including the MFS Fixed Fund) within 13 months, you may buy class A shares of the funds at the reduced sales charge as though the total amount were invested in class A shares in one lump sum. If you intend to invest $1 million or more under this program, the time period is extended to 36 months. If the intended purchases are not completed within the time period, shares will automatically be redeemed from a special escrow account established with a portion of your investment at the time of purchase to cover the higher sales charge you would have paid had you not purchased your shares through this program.

    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.


    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    FREE CHECKWRITING. You may redeem your class A shares by writing checks against your account. Checks must be for a least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).


      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored.

-------------------------
  VIII  OTHER INFORMATION
-------------------------

o   PRICING OF FUND SHARES

    The price of each class of each fund's shares is based on its net asset value. The net asset value of each class of shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). To determine net asset value, each fund values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees a fund if current market values are unavailable. Fair value pricing may be used by the fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

o   DISTRIBUTIONS


    Each fund intends to declare daily and pay to its shareholders substantially all of its net income as dividends on a monthly basis. Dividends generally are distributed on the first business day of the following month. Any realized net capital gains are distributed at least annually.

o   FEDERAL TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as a fund qualifies for treatment as a regulated investment company (which both funds intend to do), it pays no federal income tax on the earnings it distributes to shareholders.

    You may receive three different types of distributions from a fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. Some dividends paid in January may be taxable as if they had been paid the previous December.


    The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.


    Each Fund's distributions of net capital gains or net short-term capital gains will reduce such fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    If you are neither a citizen nor a resident of the U.S., each fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. Each fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to that fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read a fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

    OTHER TAX ISSUES. Exempt-interest dividends that you receive may affect your alternative minimum tax calculation. Also, if you are receiving social security or railroad retirement benefits, your exempt-interest dividends may increase the tax on your benefits. If you borrow money to purchase or carry shares of a fund, your deduction for interest paid on those borrowings will be limited.


o   STATE TAX CONSIDERATIONS

    The following discussion for each fund is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

    As long as a fund qualifies for treatment as a regulated investment company, it will not need to pay Massachusetts income or corporate excise tax.

    Your distributions from a fund, including exempt-interest dividends, will generally be subject to state income tax if you live in a state other than the state to which the fund is targeted.

    If you redeem, sell or exchange shares of a fund, you will normally need to take your resulting gain or loss into account in computing your state income tax.

    MASSACHUSETTS FUND: Most of your distributions from the Massachusetts fund will be exempt from Massachusetts personal income tax. A portion of your exempt-interest dividends will be subject to Massachusetts tax if the fund invests in municipal securities of other states. Ordinary dividends that are attributable to interest on U.S. government securities will be exempt from Massachusetts personal income tax. A portion of capital gain dividends may also be exempt depending on the municipal securities in which the fund invests. You will receive a statement each January or February showing which distributions are subject to Massachusetts income tax and which are exempt.

    Companies that pay Massachusetts corporate excise tax will generally need to include all distributions from the fund in calculating the income measure of the tax. Companies generally will not include distributions in calculating their sales factors.

    If you borrow money to purchase or carry shares of the fund, any deduction you would normally take for interest paid on those borrowings will be limited. This is true even for companies that have to pay corporate excise tax on distributions from the fund.

    NEW YORK FUND: Under existing New York laws, you will not be subject to New York State or New York City personal income taxes on the fund's dividends to the extent that such dividends qualify as exempt-interest dividends for federal income tax purposes and represent interest income attributable to obligations of the State of New York and its political subdivisions, or certain other obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of The Commonwealth of Puerto Rico. To the extent you receive distributions from the fund that are derived from other income, including long-term or short-term capital gains, such distributions will not be exempt from New York State or New York City personal income tax.

    Fund dividends are not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions.

    Any capital gains or losses you realize upon a redemption, sale or exchange of your shares in the fund will be required to be taken into account for New York State personal income tax purposes, if you are a New York State resident, and for New York City personal income tax purposes, if you are a resident of New York City.

    You should also note that interest you incur to purchase or retain shares of the fund will not be deductible for New York State or New York City personal income tax purposes.

o   UNIQUE NATURE OF FUND


    MFS may serve as the investment adviser to other funds which have similar investment goals and principal investment policies and risks similar to a fund, and which may be managed by the fund's portfolio manager(s). While each fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   YEAR 2000 READINESS DISCLOSURE


    Each fund could be adversely affected if the computer systems used by MFS, the funds' other service providers or the companies in which a fund invests do not properly process date-related information from and after January 1, 2000. MFS recognizes the importance of the Year 2000 issue and, to address Year 2000 compliance, created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management. The Office, with the help of external consultants, is responsible for overall coordination, strategy formulation, communications and issue resolution with respect to Year 2000 issues. While MFS systems will be tested for Year 2000 readiness before the turn of the century, there are significant systems interdependencies in the domestic and foreign markets for securities, the business environments in which companies held by each fund operate and in MFS' own business environment. MFS has been working with each fund's other service providers to identify and respond to potential problems with respect to Year 2000 readiness and to develop contingency plans. Year 2000 readiness is also one of the factors considered by MFS in its ongoing assessment of companies in which each fund invests. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on a fund.


o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

    To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports be sent personally to that shareholder.

------------
  APPENDIX A
------------

o   INVESTMENT TECHNIQUES AND PRACTICES


    In pursuing its investment objective, each fund may engage in the following investment techniques and practices, which are described, together with their risks, in the SAI. Investment techniques and practices which are the principal focus of the funds are also described in the Risk Return Summary of the prospectus.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
    SYMBOLS                   x  permitted                  -- not permitted
    --------------------------------------------------------------------------

    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                   --
        Corporate Asset-Backed Securities                           --
        Mortgage Pass-Through Securities                            --
        Stripped Mortgage-Backed Securities                         --
      Corporate Securities                                          --
      Loans and Other Direct Indebtedness                           --
      Lower Rated Bonds                                             x
      Municipal Bonds                                               x
      Speculative Bonds                                             x
      U.S. Government Securities                                    x
      Variable and Floating Rate Obligations                        x
      Zero Coupon Bonds                                             x
    Equity Securities                                               --
    Foreign Securities Exposure
      Brady Bonds                                                   --
      Depositary Receipts                                           --
      Dollar-Denominated Foreign Debt Securities                    --
      Emerging Markets                                              --
      Foreign Securities                                            --
    Forward Contracts                                               --
    Futures Contracts                                               x
    Indexed Securities/Structured Products                          x
    Inverse Floating Rate Obligations                               x
    Investment in Other Investment Companies
      Open-End Funds                                                x
      Closed-End Funds                                              x
    Lending of Portfolio Securities                                 x
    Leveraging Transactions
      Bank Borrowings                                               --
      Mortgage "Dollar-Roll" Transactions                           --
      Reverse Repurchase Agreements                                 --
    Options
      Options on Foreign Currencies                                 --
      Options on Futures Contracts                                  x
      Options on Securities                                         x
      Options on Stock Indices                                      --
      Reset Options                                                 --
      "Yield Curve" Options                                         --
    Repurchase Agreements                                           x
    Restricted Securities                                           x
    Short Sales                                                     --
    Short Sales Against the Box                                     --
    Short Term Instruments                                          x
    Swaps and Related Derivative Instruments                        x
    Temporary Borrowings                                            x
    Temporary Defensive Positions                                   x
    Warrants                                                        x
    "When-Issued" Securities                                        x

------------
 APPENDIX B
------------


                         TAX EQUIVALENT YIELD TABLES
           (RATES FOR 1999 UNDER FEDERAL AND STATE INCOME TAX LAWS)


The tables below show the approximate taxable bond yields which are equivalent to tax-exempt bond yields, for the ranges indicated, under federal and, respectively, Massachusetts and New York personal income tax laws that apply to 1999. Such yields will differ under the laws applicable to subsequent years. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns. In each table, the effective marginal income tax rate will be increased if personal exemptions are phased out (for the phase out period only) and if a portion of itemized deductions is disallowed. This increase in the marginal rates, if applicable, will cause a corresponding increase in the equivalent taxable yields.


MASSACHUSETTS -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                               COMBINED
----------------------------------------- INCOME             MASSACHUSETTS TAX-EXEMPT YIELD                     AVERAGE     FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------- FEDERAL    STATE       ST.
       1999                 1999         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE      RATE      RATE***
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,750     $      0- 43,050     20.06%    3.75%   5.00%   6.25%    7.51%    8.76%   10.01%    0.15    0.059500    0.2006
$ 25,750- 62,450     $ 43,050-104,050     32.28     4.43    5.91    7.38     8.86    10.34    11.81     0.28    0.059500    0.3228
$ 62,450-130,250     $104,050-158,550     35.11     4.62    6.16    7.71     9.25    10.79    12.33     0.31    0.059500    0.3511
$130,250-283,150     $158,550-283,150     39.81     4.98    6.65    8.31     9.97    11.63    13.29     0.36    0.059500    0.3981
$283,150 & Over      $283,150 & Over      43.19     5.28    7.04    8.80    10.56    12.32    14.08    0.396    0.059500    0.4319

  * Net amount subject to Federal and Massachusetts personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Massachusetts rate assumes itemization of state tax deduction.


NEW YORK STATE RESIDENTS (EXCEPT NEW YORK CITY RESIDENTS) -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
            TAXABLE INCOME*                                                                                               COMBINED
---------------------------------------  INCOME                    TAX-EXEMPT YIELD                             AVERAGE    FED. &
      SINGLE               JOINT           TAX     ------------------------------------------------   FEDERAL    STATE       ST.
       1999                 1999         BRACKET**  3.0%    4.0%    5.0%    6.0%     7.0%     8.0%     RATE       RATE       RATE
-------------------  ------------------  --------  -------------------------------------------------  -------  ----------  --------
$      0- 25,750                          19.51%    3.73%   4.97%   6.21%    7.45%    8.70%    9.94%    0.15    0.053081    0.1951
                     $      0- 43,050     19.25     3.72    4.95    6.19     7.43     8.67     9.91     0.15    0.050055    0.1925
$ 25,750- 62,450     $ 43,050-104,050     32.93     4.47    5.96    7.45     8.95    10.44    11.93     0.28    0.068500    0.3293
$ 62,450-130,250     $104,050-158,550     35.73     4.67    6.22    7.78     9.34    10.89    12.45     0.31    0.068500    0.3573
$130,250-283,150     $158,550-283,150     40.38     5.03    6.71    8.39    10.06    11.74    13.42     0.36    0.068500    0.4038
$283,150 & Over      $283,150 & Over      43.74     5.33    7.11    8.89    10.66    12.44    14.22    0.396    0.068500    0.4374


  * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.


NEW YORK -- NEW YORK CITY RESIDENTS ONLY -- 1999 TAX YEAR
-----------------------------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                                                                                  COMBINED
-----------------------------------  INCOME              TAX-EXEMPT YIELD                      AVERAGE   AVERAGE  AVERAGE    FED. &
     SINGLE              JOINT        TAX     --------------------------------------- FEDERAL   STATE      CITY     ADD'L     ST.
      1999               1999       BRACKET** 3.0%  4.0%  5.0%   6.0%    7.0%    8.0%   RATE     RATE      RATE   SURCHARGE   RATE
-----------------  ---------------- --------  ---------------------------------------- ------  --------  -------- --------- --------
$      0- 25,750                     22.41%   3.87% 5.16% 6.44%  7.73%   9.02%  10.31%  0.15   0.053081  0.029874  0.004182   0.2241
                   $      0- 43,050  22.13    3.85  5.14  6.42   7.71    8.99   10.27   0.15   0.050055  0.029652  0.004151  0.2213
$ 25,750- 62,450                     35.66    4.66  6.22  7.77   9.33   10.88   12.43   0.28   0.068500  0.033245  0.004654  0.3566
                   $ 43,050-104,050  35.65    4.66  6.22  7.77   9.32   10.88   12.43   0.28   0.068500  0.033174  0.004644  0.3565
$ 62,450-130,250                     38.37    4.87  6.49  8.11   9.74   11.36   12.98   0.31   0.068500  0.033575  0.004701  0.3837
                   $104,050-158,550  38.37    4.87  6.49  8.11   9.74   11.36   12.98   0.31   0.068500  0.033575  0.004701  0.3837
$130,250-283,150   $158,550-283,150  42.83    5.25  7.00  8.75  10.50   12.24   13.99   0.36   0.068500  0.033575  0.004701  0.4283
$283,150 & Over    $283,150 & Over   46.05    5.56  7.41  9.27  11.12   12.97   14.83  0.396   0.068500  0.033575  0.004701  0.4605


 * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.

MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK HIGH INCOME TAX FREE FUND

If you want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the funds' actual investments. Annual reports discuss the effect of recent market conditions and the funds' investment strategy on the funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 1999, provides more detailed information about the funds and is incorporated into this prospectus by reference.

  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY
CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the funds (including their prospectus, SAI and shareholder reports) can be reviewed and copied at the:


    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-6009


Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds are available on the Commission's Internet website at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section at the above address.

    The funds' Investment Company Act file number is 811-4096.


                                          MWT-1  3/99  138M  24/224/324/824

-----------------------------
MFS(R) MUNICIPAL SERIES TRUST
-----------------------------

AUGUST 1, 1999


[Logo] M F S(R)
INVESTMENT MANAGEMENT                                   STATEMENT OF ADDITIONAL
75 YEARS                                                            INFORMATION
WE INVENTED THE MUTUAL FUND(R)



MFS NEW YORK HIGH INCOME TAX FREE FUND
MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND

500 BOYLSTON STREET, BOSTON, MA 02116

(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated August 1, 1999. This SAI should be read in conjunction with the Prospectus. You may obtain a copy of the Funds' Prospectus and Annual Report, when available, without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the Funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Funds.

  TABLE OF CONTENTS
                                                                          Page
I    Definitions .........................................................  3
II   Management of the Funds .............................................  3
     The Funds ...........................................................  3
     Trustees and Officers -- Identification and Background ..............  3
     Trustees Compensation ...............................................  3
     Affiliated Service Provider Compensation ............................  3
III  Sales Charges and Distribution Plan Payments ........................  3
     Sales Charges .......................................................  3
     Distribution Plan  Payments .........................................  3
IV   Portfolio Transactions and Brokerage Commissions ....................  3
V    Share Ownership .....................................................  3
VI   Performance Information .............................................  3
VII  Investment Techniques, Practices, Risks and Restrictions ............  3
     Investment Techniques, Practices and Risks ..........................  3
     Investment Restrictions .............................................  4

VIII Tax Considerations ..................................................  4
IX   Independent Auditors and Financial Statements .......................  4

     Appendix A -- Trustees and Officers -- Identification and Background  A-1
     Appendix B -- Trustee Compensation .................................. B-1
     Appendix C -- Affiliated Service Provider Compensation .............. C-1
     Appendix D -- Sales Charges and Distribution Plan Payments .......... D-1
     Appendix E -- Portfolio Transactions and Brokerage Commissions ...... E-1
     Appendix F -- Share Ownership ....................................... F-1
     Appendix G -- Performance Information ............................... G-1
     Appendix H -- Additional Information Regarding the States ........... H-1

I   DEFINITIONS


    "Funds" - MFS New York High Income Tax Free Fund and MFS Massachusetts High Income Tax Free Fund, each a series of the Trust.


    "Trust" - MFS Municipal Series Trust, a Massachusetts business trust, organized in 1984. On August 27, 1993, the Trust changed its name from "MFS Multi-State Municipal Bond Trust." On August 3, 1992 the Trust changed its name from "MFS Managed Multi-State Municipal Bond Trust." The Trust was known as "MFS Managed Multi-State Tax-Exempt Trust" until its name was changed effective August 12, 1988.

    "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

    "MFD" - MFS Fund Distributors, Inc., a Delaware corporation.

    "MFSC" - MFS Service Center, Inc., a Delaware corporation.


    "Prospectus" - The Prospectus of the Funds, dated August 1, 1999, as amended or supplemented from time to time.


II  MANAGEMENT OF THE FUNDS

    THE FUNDS
    The Funds are non-diversified series of the Trust. The Trust is an open-end management investment company.

    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
    The identification and background of the Trustees and officers of the Trust are set forth in Appendix A of this Part I.

    TRUSTEE COMPENSATION
    Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, is set forth in Appendix B of this Part I.

    AFFILIATED SERVICE PROVIDER COMPENSATION
    Compensation paid by each Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix C to this Part I.

III SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix D to this Part I, together with the Funds' schedule of dealer reallowances.

    DISTRIBUTION PLAN PAYMENTS
    Payments made by each Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix D to this Part I.

IV  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


    Brokerage commissions paid by each Fund for certain specified periods, and information concerning purchases by the Funds of securities issued by their regular broker-dealers for the Funds' most recent fiscal year, are set forth in Appendix E to this Part I.


    Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Funds. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $53,050 of commission business from certain MFS funds (including the Funds) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Funds and the Adviser).

V   SHARE OWNERSHIP
    Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix F to this Part I.

VI  PERFORMANCE INFORMATION
    Performance information, as quoted by the Funds in sales literature and marketing materials, is set forth in Appendix G to this Part I.

VII INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    The investment objective and principal investment policies of each Fund are described in the Prospectus. In pursuing its investment objective and principal investment policies, a Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval unless indicated otherwise, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply to these investment techniques and practices for each Fund:


       o Speculative Securities and Lower Rated Securities may not exceed 75% of a Fund's net assets; and

       o  Revenue Bonds may not exceed 100% of a Fund's net assets.


    INVESTMENT RESTRICTIONS
    Each Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy).

      Terms used below (such as Options and Futures Contracts) are defined in
    Part II of this SAI.

      The Funds may not:


      (1) Borrow amounts from banks in excess of 33 1/3% of its total assets including amounts borrowed.

      (2) Underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security.

      (3) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of business. Each Fund reserves the freedom of action to hold and to sell real estate mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forwards Contracts) acquired as a result of the ownership of securities).

      (4) Issue any senior securities except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

      (5) Make loans to other persons. For these purposes, the purchase of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan.

      For purposes of the investment restrictions described above and the non-fundamental restriction described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

      In addition, each Fund has adopted the following non-fundamental policy which may be changed without shareholder approval:

      o Each Fund will not knowingly invest in illiquid securities, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of each Fund's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegate), will not be subject to this 15% limitation.

    PERCENTAGE AND RATING RESTRICTIONS: Except for Investment Restriction (1) and the non-fundamental investment policy regarding illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


VIII TAX CONSIDERATIONS
    For a discussion of tax considerations, see Part II of this SAI.

IX  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
    Deloitte & Touche LLP are the Funds' independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

  -------------------
  PART I - APPENDIX A
  -------------------

    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
    The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

    TRUSTEES
    JEFFREY L. SHAMES,* Chairman and President (born 6/2/55)
    Massachusetts Financial Services Company, Chairman and Chief Executive
    Officer

    RICHARD B. BAILEY* (born 9/14/26)
    Private Investor; Massachusetts Financial Services Company, former Chairman and Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

    MARSHALL N. COHAN (born 11/14/26)
    Private Investor
    Address: 2524 Bedford Mews Drive, Wellington, Florida

    LAWRENCE H. COHN, M.D., (born 3/11/37)
    Brigham and Women's Hospital, Chief of Cardiac Surgery;
    Harvard Medical School, Professor of Surgery
    Address: 75 Francis Street, Boston, Massachusetts

    THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
    Edmund Gibbons Limited, Chief Executive Officer;
    Colonial Insurance Company Ltd., Director and Chairman
    Address: 21 Reid Street, Hamilton, Bermuda

    ABBY M. O'NEILL (born 4/27/28)
    Private Investor; Rockefeller Financial Services, Inc.
    (investment advisers), Director
    Address: 30 Rockefeller Plaza, Room 5600, New York,
    New York

    WALTER E. ROBB, III (born 8/18/26)
    Benchmark Advisors, Inc. (corporate financial consultants), President and Treasurer; Benchmark Consulting Group, Inc. (office services), President; CitiFunds and CitiSelect Folios (mutual funds), Trustee
    Address: 110 Broad Street, Boston, Massachusetts

    ARNOLD D. SCOTT* (born 12/16/42)
    Massachusetts Financial Services Company, Senior Executive Vice President and Secretary

    J. DALE SHERRATT (born 9/23/38)
    Insight Resources, Inc. (acquisition planning specialists),
    President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993)
    Address: 294 Washington Street, Boston, Massachusetts

    WARD SMITH (born 9/13/30)
    NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand Corporation (diversified mechanical manufacturer), Director
    Address: 36080 Shaker Blvd., Hunting Valley, Ohio

    OFFICERS
    W. THOMAS LONDON,* Treasurer (born 3/1/44)
    Massachusetts Financial Services Company, Senior
    Vice President

    JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
    Massachusetts Financial Services Company, Senior Vice President


    ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
    Massachusetts Financial Services Company, Vice President (since September
    1996); Deloitte & Touche LLP, Senior Manager (prior to September 1996)


    MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
    Massachusetts Financial Services Company, Vice President (since March
    1997); Putnam Investments, Vice President (from September 1994 until March
    1997); Ernst & Young LLP, Senior Tax Manager (prior to September 1994)

    STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
    Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary

    JAMES R. BORDEWICK, JR.,* Assistant Secretary
    (born 3/6/59) Massachusetts Financial Services Company,
    Senior Vice President and Associate General Counsel


    GEOFFREY L. SCHECHTER,* Vice President (born 12/17/62)
    Massachusetts Financial Services Company, Vice President


    ----------------
    *"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

    Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada.

  -------------------
  PART I - APPENDIX B
  -------------------


    TRUSTEE COMPENSATION


    The Funds pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive a fee of $833 per year plus $67 per meeting and $67 per committee meeting attended, together with such Trustee's out-of-pocket expenses. The Trustees are currently waiving receipt of these fees. In addition, the Trust has a retirement plan for these Trustees as described under the caption "Management of the Funds -- Trustee Retirement Plan" in Part II. The Retirement Age under the plan is 75.

    TRUSTEE COMPENSATION TABLES
    ...................................................................................................................

                                                  RETIREMENT BENEFIT                                 TOTAL TRUSTEE
                                TRUSTEE FEES       ACCRUED AS PART        ESTIMATED CREDITED        FEES FROM FUND
    TRUSTEE                     FROM FUND(1)     OF FUND EXPENSES(1)     YEARS OF SERVICE(2)      AND FUND COMPLEX(3)
    -------------------------------------------------------------------------------------------------------------------
    Richard B. Bailey              $ 0                  $ 0                        3                   $259,430
    Marshall N. Cohan                0                    0                        3                    143,259
    Dr. Lawrence Cohn                0                    0                       13                    153,579
    Sir David Gibbons                0                    0                        3                    130,059
    Abby M. O'Neill                  0                    0                        4                    130,059
    Walter E. Robb, III              0                    0                        3                    171,154
    Arnold D. Scott                 N/A                  N/A                     N/A                      N/A
    Jeffrey L. Shames               N/A                  N/A                     N/A                      N/A
    J. Dale Sherratt                 0                    0                       15                    157,714
    Ward Smith                       0                    0                        4                    146,739

    ----------------
    (1)Estimated for the fiscal year ending March 31, 2000.


    (2)Based upon normal retirement age (75).

    (3)Information provided is provided for calendar year 1998. All Trustees served as Trustees of 43 funds within the
       MFS fund complex (having aggregate net assets at December 31, 1998, of approximately $24.9 billion) except Mr.
       Bailey, who served as Trustee of 74 funds within the MFS complex (having aggregate net assets at December 31,
       1998 of approximately $68.2 billion).

  -------------------
  PART I - APPENDIX C
  -------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ..........................................................................

    Each Fund paid compensation to its affiliated service providers over the specified periods as follows:

                                              PAID TO MFS    AMOUNT   PAID TO MFS FOR     PAID TO MFSC     AMOUNT      AGGREGATE
                                              FOR ADVISORY   WAIVED    ADMINISTRATIVE     FOR TRANSFER     WAIVED   AMOUNT PAID TO
    FISCAL YEAR ENDED      FUND                 SERVICES     BY MFS       SERVICES      AGENCY SERVICES   BY MFSC    MFS AND MFSC

    -------------------------------------------------------------------------------------------------------------------------------
    Not Applicable


  -------------------
  PART I - APPENDIX D
  -------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ..........................................................................

    The following sales charges were paid during the specified periods:


                             CLASS A INITIAL SALES CHARGES: CDSC PAID TO MFD ON:

                                      RETAINED  REALLOWED   CLASS A   CLASS B
    FISCAL YEAR END   FUND   TOTAL     BY MFD   TO DEALERS   SHARES    SHARES
    --------------------------------------------------------------------------
    Not Applicable

    DEALER REALLOWANCES
    ..........................................................................

    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                      DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                               PERCENT OF OFFERING PRICE
    --------------------------------------------------------------------------
    Less than $100,000                                         4.00%
    $100,000 but less than $250,000                            3.20%
    $250,000 but less than $500,000                            2.25%
    $500,000 but less than $1,000,000                          1.70%
    $1,000,000 or more                                         None*
    ----------------
    *A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    ..........................................................................

    During the fiscal year ended March 31, 1999, the Fund made the following Distribution Plan payments:

                                AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES        PAID BY FUND      RETAINED BY MFD     PAID TO DEALERS
    --------------------------------------------------------------------------
    The Funds are newly
    organized and have
    not made payments
    under the Distribution
    Plan as of the date
    of this SAI.

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares.

  -------------------
  PART I - APPENDIX E
  -------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................

    The Funds are newly organized and have not paid brokerage commissions as of the date of this SAI.

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................

    The Funds are newly organized and have not purchased securities issued by their regular broker-dealers as of the date of this SAI.

  -------------------
  PART I - APPENDIX F
  -------------------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS
    Not Applicable

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who own 25% or more of a Fund's shares (all share classes taken together) and are therefore presumed to control the Fund:

                                            JURISDICTION OF ORGANIZATION
    NAME AND ADDRESS OF INVESTOR                   (IF A COMPANY)                      PERCENTAGE OWNERSHIP
    ------------------------------------------------------------------------------------------------------------------------
    Not Applicable

    5% OR GREATER OWNERSHIP OF SHARE CLASS


    The following table identifies those investors who own 5% or more of any class of a Fund's shares:


NAME AND ADDRESS OF INVESTOR OWNERSHIP                      PERCENTAGE
 ..............................................................................
Not Applicable

  -------------------
  PART I - APPENDIX G
  -------------------

    PERFORMANCE INFORMATION
    ..........................................................................
    The Funds are newly organized and have no performance as of the date of this SAI.

  -------------------
  PART I - APPENDIX H
  -------------------


    ADDITIONAL INFORMATION CONCERNING THE STATES
    ..........................................................................

    The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States and their governments is drawn primarily from official statements relating to securities offerings of those States and other publicly available documents, dated as of various dates prior to the date of this Prospectus, and do not purport to be complete descriptions. Discussions regarding the financial condition of a particular State government may not be relevant to Municipal Obligations issued by political subdivisions of that State. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States. None of the information is relevant to any tax-exempt securities issued by territories and possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities.


    MASSACHUSETTS FUND
    Investments in Massachusetts Municipal Obligations may be affected by a variety of factors, including the general economic health of the Commonwealth and local governments and the availability of federal funding.

    While economic growth in the Commonwealth slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery. As of March 1999, the Commonwealth's unadjusted unemployment rate was 3.3%, as compared to a national average of 4.4%. The Commonwealth's per capita personal income is currently higher than the national average.

    Accounted for on a statutory basis, ending fund balances in the budgeted operating funds for fiscal 1994 were $589.3 million. Fiscal 1995 and 1996 ended with positive fund balances of $726.0 million and $1.172 billion, respectively.

    In fiscal 1997, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 4.9% over the prior fiscal year to $18.170 billion. Expenditures increased by 6.3% over the prior fiscal year to $17.949 billion. As a result, the Commonwealth ended fiscal year 1997 with a positive closing fund balance of $1.394 billion. In fiscal 1998, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 5.9% over the prior fiscal year to $19.002 billion. Expenditures increased by 9.0% over the prior fiscal year to $19.800 billion. As a result, the Commonwealth ended fiscal year 1998 with a positive closing fund balance of $2.192 billion.

    Budgeted revenues and other sources in fiscal 1999, which ended June 30, 1999, were estimated as of February 16, 1999, by the Executive Office for Administration and Finance to be approximately $19.700 billion, including tax revenues of $14.0 billion. It is estimated that fiscal 1999 budgeted expenditures and other uses will be $20.151 billion and that fiscal 1999 will end with fund balances of $1.703 billion.

    On January 27, 1999, Governor Cellucci filed his fiscal 2000 budget recommendations with the House of Representatives. The proposal called for budgeted expenditures of approximately $20.391 billion, or total fiscal 2000 spending of $20.556 billion after adjusting for shifts to and from off-budget accounts. Budgeted revenues for fiscal 2000 are projected to be $20.241 billion, or $20.332 billion after adjusting for shifts to and from off-budget accounts. The Governor's proposal projected a fiscal 2000 ending balance in the budgeted funds of approximately $1.625 billion, including a Stabilization Fund balance of approximately $1.390 billion.

    S&P and Moody's have rated general obligation bonds issued by the Commonwealth as AA- and Aa3, respectively. In response to budgetary matters or other economic indicators, the rating agencies may change their ratings from time to time.

    In Massachusetts the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2," an initiative petition adopted by the voters of the Commonwealth in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property, and it limits the amount by which the total property taxes assessed by all cities and towns might increase from year to year.

    The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state-funded local aid, which increased significantly from the fiscal 1981 level of $1.632 billion. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth, but this did not require an increase in Massachusetts state taxes. Direct local aid increased to $3.246 billion in fiscal 1996. Fiscal 1997 expenditures for direct local aid were $3.558 billion, which is an increase of approximately 9.6% above the fiscal 1996 level. Fiscal 1998 expenditures for direct local aid will be $3.949 billion, an increase of approximately 11.0% above the fiscal 1997 level. It is estimated that fiscal 1999 expenditures for direct local aid will be $4.272 billion, an increase of approximately 8.2% above the fiscal 1998 level. In fiscal year 1999 approximately 21.5% of the Commonwealth's budget is estimated to be allocated to direct local aid.

    Limits on Commonwealth tax revenues were established by initiative petition in November 1986, and added to the Commonwealth's General Laws as Chapter 62F. Chapter 62F contains no exclusion for debt service on Municipal Obligations of the Commonwealth. Tax revenues in fiscal 1994 through fiscal 1998 were lower than the limit set by Chapter 62F, and the Executive Office for Administration and Finance currently estimates that state tax revenues in fiscal 1999 will not reach such limit.

    Certain of the Commonwealth's cities, counties and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.

    The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability for the Commonwealth related to local retirement systems are significant -- estimated to be approximately $6.720 billion as of January 1, 1996, on the basis of certain actuarial assumptions regarding, among other things, future investment earnings and annual inflation rates, wage increases and cost of living increases. No assurance can be given that these assumptions will be realized. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal 1989, to fund future pension liabilities currently and amortize the Commonwealth's unfunded liabilities over 40 years, in accordance with funding schedules proposed by the Secretary of Administration and Finance and approved by new legislation. The amounts required for funding of current pension liabilities in fiscal years 1999, 2000, 2001 and 2002, are estimated to be $1.059 billion, $1.073 billion, $1.088 billion and $1.104 billion, respectively. Pension funding legislation was revised in July 1997 as part of the fiscal 1998 budget, to include an accelerated pension funding schedule that would eliminate the Commonwealth's unfunded liability by 2018 rather than 2028.

    NEW YORK FUND
    The fiscal stability of New York State is related, in part, to the fiscal stability of its public localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. If any State agencies, authorities or localities were to default on any of their financial obligations, or were to require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing, as well as market price of the State's outstanding debt, could be materially adversely affected.

    A variety of court actions have been brought against the State and certain agencies and municipalities relating to financings, amount of real estate tax, use of tax revenues and other matters, which could adversely affect the ability of the State or such agencies or municipalities to pay their obligations.

    Both the State and New York City face potential economic problems which could seriously affect the ability of both the State and City to meet their respective financial obligations. The City depends on state aid both to enable the City to balance its budget and to meet its cash requirements. The City has had to face greater competition from other major cities and the State economy has grown more slowly than that of the nation as a whole, in part as a result of international and national trends beyond the State's or City's control. Moreover, the current high level of New York State and New York City taxes limits the ability of the State and the City to impose higher taxes in the event of future difficulties. The federal and State governments have proposed various programs to alleviate these trends but no immediate reversal can be expected. Further, various proposals relating to Federal tax and spending policies that are currently being discussed and debated could, if enacted, have a significant impact on the current and future financial condition of the State and its localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several years.

    New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. This transition reflects a national trend. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

    Although industry and commerce are broadly spread across the State, particular activities are concentrated in certain areas. Westchester County is headquarters for several major corporations. Buffalo's economy relies on a diverse manufacturing base. Rochester leads the nation in the manufacture of photographic and optical equipment. Syracuse and the Utica- Rome area produce machinery and transportation equipment. The Albany-Troy- Schenectady area is a governmental and educational center and produces electrical products. Binghamton is the original site of the International Business Machines Corporation and continues to have a concentration of employment in computer and other high technology manufacturing.

    New York City, which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of both the State's population and personal income. It is headquarters for the nation's securities business, and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of the three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

    The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

    The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

    The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

STATEMENT OF ADDITIONAL INFORMATION
PART II

Part II of this SAI describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" means each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is not a series of a Massachusetts business trust, references to a "Trust" shall mean the Fund.

---------------------
  TABLE OF CONTENTS
---------------------
                                                                            Page
I        Management of the Fund ...........................................    1
         Trustees/Officers ................................................    1
         Investment Adviser ...............................................    1
         Administrator ....................................................    2
         Custodian ........................................................    2
         Shareholder Servicing Agent ......................................    2
         Distributor ......................................................    2
II       Principal Share Characteristics ..................................    2
         Class A Shares ...................................................    2
         Class B Shares, Class C Shares and Class I Shares ................    2
         Waiver of Sales Charges ..........................................    3
         Dealer Commissions and Concessions ...............................    3
         General ..........................................................    3
III      Distribution Plan ................................................    3
         Features Common to Each Class of Shares ..........................    3
         Features Unique to Each Class of Shares ..........................    4
IV       Investment Techniques, Practices and Risks .......................    5
V        Net Income and Distributions .....................................    5
         Money Market Funds ...............................................    5
         Other Funds ......................................................    5
VI       Tax Considerations ...............................................    5
         Taxation of the Fund .............................................    5
         Taxation of Shareholders .........................................    6
         Special Rules for Municipal Fund Distributions ...................    7
VII      Portfolio Transactions and Brokerage Commissions .................    8
VIII     Determination of Net Asset Value .................................    9
         Money Market Funds ...............................................    9
         Other Funds ......................................................   10
IX       Performance Information ..........................................   10
         Money Market Funds ...............................................   10
         Other Funds ......................................................   11
         General ..........................................................   12
         MFS Firsts .......................................................   12
X        Shareholder Services .............................................   13
         Investment and Withdrawal Programs ...............................   13
         Exchange Privilege ...............................................   15
         Tax-Deferred Retirement Plans ....................................   16
XI       Description of Shares, Voting Rights and Liabilities .............   16
         Appendix A -- Waivers of Sales Charges ...........................  A-1
         Appendix B -- Dealer Commissions and Concessions .................  B-1
         Appendix C -- Investment Techniques, Practices and Risks .........  C-1
         Appendix D -- Description of Bond Ratings ........................  D-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

      TRUSTEE RETIREMENT PLAN -- The Trust has a retirement plan for Trustees who are non-interested Trustees and Trustees who are not officers of the Trust. Under this plan, a Trustee will retire upon reaching a specified age (see Part I -- "Appendix B ") ("Retirement Age") and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to his Retirement Age and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. The Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities of the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

      INVESTMENT ADVISER
      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the Fund's investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

      MFS has retained, on behalf of certain MFS Funds, sub-investment advisers to assist MFS in the management of the Fund's assets. A description of these sub-advisers, the services they provide and their compensation is provided under the caption "Management of the Fund -- Sub-Adviser" in
      Part I of this SAI for Funds which use sub-advisers.

      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund[s]."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

        The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), or by either party on not more than 60 days" nor less than 30 days" written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS" and that MFS may render services to others and may permit other fund clients to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

      ADMINISTRATOR
      MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

      CUSTODIAN
      State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.

      SHAREHOLDER SERVICING AGENT
      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1125%. In addition, MFSC will be reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for the Fund.

      DISTRIBUTOR
      MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

II    PRINCIPAL SHARE CHARACTERISTICS

      Set forth below is a description of Class A, B, C and I shares offered by the MFS Family of Funds. Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.

      CLASS A SHARES
      MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" below). Certain purchases of Class A shares may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

      CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES
      MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale. Class B and C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

      WAIVER OF SALES CHARGES
      In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A, B and C shares are waived. These circumstances are described in Appendix A of this Part II. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, because the sales effort, if any, involved in making such sales is negligible, or in the case of certain CDSC waivers, because the circumstances surrounding the redemption of Fund shares were not foreseeable or voluntary.


      DEALER COMMISSIONS AND CONCESSIONS
      MFD pays commission and provides concessions to dealers that sell Fund shares. These dealer commissions and concessions are described in Appendix B of this Part II.


      GENERAL
      Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

III   DISTRIBUTION PLAN

      The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the caption "Expense Summary" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.

      SERVICE FEES -- The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI) or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

      CLASS A SHARES -- Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        No service fees will be paid: (i) to any dealer who is the holder or dealer or record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares (0.25% per annum for certain Funds). As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares (0.50% per annum for certain Funds), the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS B SHARES -- Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares).

      CLASS C SHARES -- Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

IV    INVESTMENT TECHNIQUES, PRACTICES AND RISKS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Part I. Investment practices and techniques that are not identified in Part I do not apply to the Fund.

V     NET INCOME AND DISTRIBUTIONS MONEY MARKET FUNDS

      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses and net unrealized appreciation or depreciation on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.


        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.


      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders dividends equal to all of its net investment income with such frequency as is disclosed in the Fund's prospectus. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS
      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any distributions from ordinary income and from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month, and paid during the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.



      U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and capital gain distributions (and redemption proceeds, if applicable) paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.


      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


      CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income (as well as non-cash income described in the next two paragraphs) and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.


      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.


      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, the Fund does not expect that the non-tax-exempt portion of its net investment income, if any, will be substantial. Because the Fund expects to earn primarily tax-exempt interest income, it is expected that no Fund dividends will qualify for the dividends-received deduction for corporations.

      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED TAX-EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion will be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that month.

      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

VII   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity. Changes in the Fund's investments are reviewed by the Trust's Board of Trustees.

        The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

        Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

        Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising the Fund.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund.


        The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

        The management fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

VIII  DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.


      MONEY MARKET FUNDS
      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees which oversees the money market fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments which its Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees which oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.


      OTHER FUNDS
      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities in the Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees.

        All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

        All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

IX    PERFORMANCE INFORMATION

      MONEY MARKET FUNDS
      Each MFS Fund that is a money market fund will provide current annualized and effective annualized yield quotations based on the daily dividends of shares of the money market fund. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

        Any current yield quotation of a money market fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share of that class at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of a money market fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. These yield quotations should not be considered as representative of the yield of a money market fund in the future since the yield will vary based on the type, quality and maturities of the securities held in its portfolio, fluctuations in short-term interest rates and changes in the money market fund's expenses.

      OTHER FUNDS
      Each MFS Fund that is not a money market fund may quote the following performance results.

      TOTAL RATE OF RETURN -- The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by any applicable CDSC and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by any applicable sales charge and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

        The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.

        As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

        Any total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

      YIELD -- Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class for the 30-day period. The yield for each class of the Fund is calculated by dividing the net investment income allocated to that class earned during the period by the maximum offering price per share of that class of the Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest allocated to that class during the period, minus accrued expense of that class for the period by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 5.75% in the case of Class A shares and no payment of any CDSC in the case of Class B and Class C shares.

      TAX-EQUIVALENT YIELD -- The tax-equivalent yield for a class of shares of a Fund is calculated by determining the rate of return that would have to be achieved on a fully taxable investment in such shares to produce the after-tax equivalent of the yield of that class. In calculating tax-equivalent yield, a Fund assumes certain federal tax brackets for shareholders and does not take into account state taxes.

      CURRENT DISTRIBUTION RATE -- Yield, which is calculated according to a formula prescribed by the Securities and Exchange Commission, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by (i) annualizing the distributions (excluding short-term capital gains) of the class for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time. The Fund's current distribution rate calculation for Class B shares and Class C shares assumes no CDSC is paid.

      GENERAL
      From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

        From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

        The Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

        From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

        From time to time, the Fund may also advertise annual returns showing the cumulative value of an initial investment in the Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

      MFS FIRSTS
      MFS has a long history of innovations.

      o 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

      o 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

      o 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

      o 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

      o 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

      o 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

      o 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

      o 1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed-income mutual fund.

      o 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

      o 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

      o 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

      o 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

      o 1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

      o 1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

      o 1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

      o 1993 -- MFS(R) becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest principally in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

X     SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS
      The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

      RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide MFSC (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

      SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. MFSC will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

      SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct MFSC to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

      INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of his investment dealer must be included with each investment.


      GROUP PURCHASES -- A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


      AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

        No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE
      Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by MFSC.

      EXCHANGES AMONG MFS FUNDS (excluding exchanges from MFS money market funds) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

      EXCHANGES FROM AN MFS MONEY MARKET FUND -- Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFSC) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.

        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS
      Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:


        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);


        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");


        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and


        o Certain other qualified pension and profit-sharing plans.

        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

        An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

        Class C shares are not currently available for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar Section 401(a) or 403(b) recordkeeping program made available by MFSC.

XI    DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

        Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent a shareholder of the Fund owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Trust. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Restrictions" in Part I of this SAI). The Trust or any series of the Trust may be terminated (i) upon the merger or consolidation of the Trust or any series of the Trust with another organization or upon the sale of all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's or the affected series' outstanding shares voting as a single class, or of the affected series of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of a Fund, if approved by the vote of the holders of two-thirds of its outstanding shares of the Trust, or (iii) by the Trustees by written notice to its shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

------------------------
  PART II - APPENDIX A
------------------------

      WAIVERS OF SALES CHARGES
      This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III). Some of the following information will not apply to certain funds in the MFS Family of Funds, depending on which classes of shares are offered by such fund. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

I     WAIVERS OF ALL APPLICABLE SALES CHARGES
      In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:

      DIVIDEND REINVESTMENT
        o Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

     CERTAIN ACQUISITIONS/LIQUIDATIONS
        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

     AFFILIATES OF AN MFS FUND/CERTAIN DEALERS.
     Shares acquired by:
        o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

        o Trustees and retired trustees of any investment company for which MFD serves as distributor;

        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        o Employees or registered representatives of dealers;


        o Certain family members of any such individual and their spouses or domestic partners identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


        o Institutional Clients of MFS or MFS Institutional Advisors, Inc.

     INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)
        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

      RETIREMENT PLANS (CDSC WAIVER ONLY).
      Shares redeemed on account of distributions made under the following circumstances:

        o Individual Retirement Accounts ("IRAs")

          > Death or disability of the IRA owner.

        o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

          > Death, disability or retirement of 401(a) or ESP Plan participant;

          > Loan from 401(a) or ESP Plan;

          > Financial hardship (as defined in Treasury Regulation Section
            1.401(k)-1(d)(2), as amended from time to time);

          > Termination of employment of 401(a) or ESP Plan participant
            (excluding, however, a partial or other termination of the Plan);

          > Tax-free return of excess 401(a) or ESP Plan contributions;


          > To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFSC (the "MFS Participant Recordkeeping System");

          > Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived; and


          > Shares purchased by certain retirement plans or trust accounts if:
            (i) the plan is currently a party to a retirement plan recordkeeping or administration services agreement with MFD or one of its affiliates and (ii) the shares purchased or redeemed represent transfers from or transfers to plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.

        o Section 403(b) Salary Reduction Only Plans ("SRO Plans")

          > Death or disability of SRO Plan participant.

      CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY).
      Shares transferred:
        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by MFSC on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFSC.

      LOAN REPAYMENTS
        o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II    WAIVERS OF CLASS A SALES CHARGES
      In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

      WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
        o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

      INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS
        o Shares acquired by insurance company separate accounts.

      RETIREMENT PLANS
        o Administrative Services Arrangements

          > Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates. o Reinvestment of Distributions from Qualified Retirement Plans

          > Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

      SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
      CIRCUMSTANCES:
        o IRAs

          > Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

          > Tax-free returns of excess IRA contributions.

        o 401(a) Plans

          > Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

          > Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

        o ESP Plans and SRO Plans

          > Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

        o 401(a) Plans and ESP Plans

          > where the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

          > where the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, MFSC that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Family of Funds and aggregate assets of at least $10 million;


      provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or (b) with respect to plans which establish an account with MFSC prior to November 1, 1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.


      PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)
        o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

      BANK TRUST DEPARTMENTS AND LAW FIRMS
        o Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

      INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES.
        o The initial sales charge imposed on purchases of Class A shares, and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS Funds.

III   WAIVERS OF CLASS B AND CLASS C SALES CHARGES
      In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

      SYSTEMATIC WITHDRAWAL PLAN
        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

      DEATH OF OWNER
        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.


      DISABILITY OF OWNER
        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC).


      RETIREMENT PLANS.
      Shares redeemed on account of distributions made under the following circumstances:

        o IRAs, 401(a) Plans, ESP Plans and SRO Plans


          > Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules;

          > Salary Reduction Simplified Employee Pension Plans ("SAR-SEP
            Plans");


          > Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

          > Death or disability of a SAR-SEP Plan participant.

        o 401(a) and ESP Plans Only (Class B CDSC Waiver Only)

          > By a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established an account with MFSC between July 1, 1996 and December 31, 1998; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

          > By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998). A plan with a pre-existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.

------------------------
  PART II - APPENDIX B
------------------------

    DEALER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to dealers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD.

    CLASS A SHARES
    Purchases Subject to an Initial Sales Charge. For purchases of Class A shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to dealers (which are alike for all dealers), as shown in Appendix D to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and
    (b) the dealer reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix D to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      Purchases Subject to a CDSC (but not an Initial Sales Charge). For purchases of Class A shares subject to a CDSC, MFD pays commissions to dealers on new investments made through such dealers as follows:

    COMMISSION
    PAID BY MFD
    TO DEALERS               CUMULATIVE PURCHASE AMOUNT
    ------------------------------------------------------------
    1.00%                    On the first $2,000,000, plus
    0.80%                    Over $2,000,000 to $3,000,000, plus
    0.50%                    Over $3,000,000 to $50,000,000, plus
    0.25%                    Over $50,000,000

      For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

    CLASS B SHARES
    For purchases of Class B shares, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.

      For purchases of Class B shares by a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper Plus product and which has established its account with MFSC on or after January 1, 1999 (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998), MFD pays no up front commissions to dealers, but instead pays an amount to dealers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C SHARES
    For purchases of Class C shares, MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase.

    ADDITIONAL DEALER COMMISSIONS/CONCESSIONS
    Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/ or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

------------------------
  PART II - APPENDIX C
------------------------


    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. The Fund will engage only in certain of these investment techniques and practices, as identified in Appendix A of the Fund's Prospectus. Investment practices and techniques that are not identified in Appendix A of the Fund's Prospectus do not apply to the Fund.


    INVESTMENT TECHNIQUES AND PRACTICES DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investment in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.


      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.


      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


      The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.


      Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

      FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      SPECULATIVE BONDS: The Fund may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.


      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

    o Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.


      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.


      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.


    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.


    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.


    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:


    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.


      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the fund's profit or loss on the transaction.


      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.


      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.


    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.


      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.


      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS:
    In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    RESTRICTED SECURITIES
    The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Fund's limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Fund's portfolio. Subject to the Fund's limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

    SHORT SALES AGAINST THE BOX
    The Fund may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.


      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.


      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.


      The uses by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.


    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    WARRANTS
    The Fund may invest in warrants. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.


    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.


    TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

  PART II - APPENDIX D

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following:

        1.  An application for rating was not received or accepted.

        2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

        3. There is a lack of essential data pertaining to the issue or issuer.

        4. The issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                        STANDARD & POOR'S RATINGS SERVICES

    AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

    AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

    A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

    BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

    C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                                    FITCH IBCA

    AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

    DDD, DD, D: Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50% -- 90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

                         DUFF & PHELPS CREDIT RATING CO.

    AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

    AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

    A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

    BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

    BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

    B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

    CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

    DD: Defaulted debt-obligations. Issuer failed to meet scheduled principal and/or interest payments.

    DP: Preferred stock with dividend arrearages.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906




[Logo](R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

500 Boylston Street, Boston, MA 02116
                                                                 GENERIC 1/22/99

                           MFS MUNICIPAL SERIES TRUST


                       MFS(R) ALABAMA MUNICIPAL BOND FUND
                       MFS(R) ARKANSAS MUNICIPAL BOND FUND
                      MFS(R) CALIFORNIA MUNICIPAL BOND FUND
                       MFS(R) FLORIDA MUNICIPAL BOND FUND
                       MFS(R) GEORGIA MUNICIPAL BOND FUND
                       MFS(R) MARYLAND MUNICIPAL BOND FUND
                    MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
                     MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
                       MFS(R) NEW YORK MUNICIPAL BOND FUND
                    MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
                     MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND
                    MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
                      MFS(R) TENNESSEE MUNICIPAL BOND FUND
                       MFS(R) VIRGINIA MUNICIPAL BOND FUND
                    MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND
                          MFS(R) MUNICIPAL INCOME FUND
                    MFS(R) NEW YORK HIGH INCOME TAX FREE FUND
                 MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND


                                     PART C


ITEM 23.       FINANCIAL STATEMENTS AND EXHIBITS


               (A)  *FINANCIAL STATEMENTS INCLUDED IN PART A:


                    MFS MUNICIPAL SERIES TRUST (ALL OPERATIONAL SERIES)

                    For the five-year period ended March 31, 1999:

                        Financial Highlights

                    FINANCIAL STATEMENTS INCLUDED IN PART B:

                    MFS MUNICIPAL SERIES TRUST (ALL OPERATIONAL SERIES)

                        At March 31, 1999:

                             Portfolio of Investments*
                             Statement of Assets and Liabilities*


                        For the two years ended March 31, 1999:
                             Statement of Changes in Net Assets*

                        For the year ended March 31, 1999:
                             Statement of Operations*
------------------
* Incorporated herein by reference to the Funds' Annual Reports to Shareholders dated March 31, 1999 to be filed with the Securities and Exchange Commission ("SEC") via EDGAR on or before June 9, 1999.

               (B)  EXHIBITS


                     1 (a) Amended and Restated Declaration of Trust, dated
                           February 3, 1995. (1)

                       (b) Amendment to Declaration of Trust, dated April 29,
                           1999 to add two new series; filed herewith.


                     2     Amended and Restated By-Laws, dated December 14,
                           1994. (1)

                     3     Form of Share Certificate for Class A, B and C
                           Shares. (4)


                     4 (a) Investment Advisory Agreement, dated August 24,
                           1984 for all series other than Arkansas, California, Florida, Louisiana*, Mississippi, Pennsylvania, Texas*, Washington*, and MFS Municipal Income Fund.
                           (4)


                       (b) Investment Advisory Agreement, dated February 1,
                           1992, for the MFS Arkansas Municipal Bond Fund. (4)

                       (c) Investment Advisory Agreement, dated February 1,
                           1992, for the MFS Florida Municipal Bond Fund. (4)

                       (d) Investment Advisory Agreement, dated February 1,
                           1992, for the MFS Texas Municipal Bond Fund*. (4)

                       (e) Investment Advisory Agreement, dated August 1, 1992,
                           for the MFS Mississippi Municipal Bond Fund. (4)

                       (f) Investment Advisory Agreement, dated August 1, 1992,
                           for the MFS Washington Municipal Bond Fund*. (4)

                       (g) Investment Advisory Agreement, dated February 1,
                           1993, for MFS Louisiana Municipal Bond Fund*. (4)

                       (h) Investment Advisory Agreement, dated February 1,
                           1993, for MFS Pennsylvania Municipal Bond Fund. (4)

                       (i) Investment Advisory Agreement, dated September 1,
                           1993, for MFS California Municipal Bond Fund. (4)

-----------------
* No longer in existence

                       (j) Investment Advisory Agreement, dated September 1,
                           1993, for the MFS Municipal Income Fund. (4)


                       (k) Form of Investment Advisory Agreement, dated July 29,
                           1999, for the MFS New York High Income Tax Free Fund; filed herewith.

                       (l) Form of Investment Advisory Agreement, dated July 29,
                           1999, for the MFS Massachusetts High Income Tax Free Fund; filed herewith.

                     5 (a) Amended and Restated Distribution Agreement for
                           the MFS Municipal Series Trust, dated January 1, 1995. (1)


                       (b) Dealer Agreement between MFS Fund Distributors, Inc.
                           ("MFD") and a dealer and The Mutual Fund Agreement between MFD and a bank or NASD affiliate, as amended on April 11, 1997. (7)


                     6 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991, as amended and restated February 10, 1999. (11)

                     7 (a) Custodian Agreement, dated June 15, 1988.  (4)


                       (b) Amendment to Custodian Agreement, dated June 15,
                           1988. (4)

                       (c) Amendment to Custodian Agreement, dated August 9,
                           1989. (4)

                       (d) Amendment to Custodian Agreement, dated October 1,
                           1989. (4)

                       (e) Amendment No. 3 to the Custodian Agreement, dated
                           October 9, 1991. (4)


                     8 (a) Shareholder Servicing Agent Agreement, dated
                           August 1, 1985. (4)

                       (b) Amendment to Shareholder Servicing Agent Agreement,
                           dated April 1, 1999; filed herewith.

                       (c) Exchange Privilege Agreement, dated July 30,
                           1997. (4)


                       (d) Loan Agreement by and among the banks named therein,
                           The MFS Funds Named Therein, and The First National Bank of Boston as Agent, dated February 21, 1995. (3)

                       (e) Third Amendment dated February 14, 1997 to Loan
                           Agreement dated February 21, 1995 by and among the Banks named therein and The First National Bank of Boston. (8)


                       (f) Master Administrative Services Agreement dated March
                           1, 1997, as amended and restated April 1, 1999. (13)


                       (g) Dividend Disbursing Agency Agreement, dated February
                           1, 1986. (4)


                     9 (a) Opinion and Consent of Counsel, dated June 30,
                           1998. (14) (b) Consent of Counsel, dated May 10, 1999; filed herewith.

                    10     Consent of Deloitte & Touche LLP; filed herewith.

                    11     Not Applicable.

                    12     Not Applicable.

                    13 (a) Master Distribution Plan pursuant to Rule 12b-1
                           under the Investment Company Act of 1940 effective January 1, 1997, as amended and restated April 14, 1999. (12) (b) Form of Exhibits as revised June 11, 1999 to Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 to replace those exhibits to the Master Distribution Plan contained in Exhibit 13(a) above; filed herewith.

                    14     Financial Data Schedules for all operational Series.

                    15 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated May 27, 1998. (6)

                      Power of Attorney, dated August 11, 1994. (2) Power of Attorney, dated February 19, 1998. (14)


-------------------------------

 (1) Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on February 22, 1995.

 (2) Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on May 31, 1995.

 (3) Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.

 (4) Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on July 28, 1995.

 (5) Incorporated by reference to Post-Effective Amendment No. 31 filed with the SEC via EDGAR on July 29, 1997.

 (6) Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 27 filed with the SEC via EDGAR on May 29, 1998.

 (7) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 24 filed with the SEC via EDGAR on May 29, 1997.

 (8) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.

 (9) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 65 filed with the SEC via EDGAR on March 30, 1998.

(10) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 64 filed with the SEC via EDGAR on October 29, 1997.

(11) Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.

(12) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 14 filed with the SEC via EDGAR on March 31, 1999.

(13) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.

(14) Incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the SEC via EDGAR on July 20, 1998.

ITEM 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


               Not applicable.

ITEM 25.       INDEMNIFICATION


               Reference is hereby made to (a) Article V of Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 26 to its Registration Statement; (b) Section 4 of the Distribution Agreement between Registrant and MFS Fund Distributors, Inc., filed as an Exhibit to Post-Effective Amendment No. 26; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement as initially filed.

               The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940 as amended.


ITEM 26.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

               MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has twelve series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund, MFS Intermediate Income Fund and MFS Charter Income Fund), MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities
Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth
Fund), MFS Series Trust V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund), MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund), MFS Series Trust VII (which has two series: MFS Global Governments Fund and MFS Capital Opportunities Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS Global Growth Fund), MFS Series Trust IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Mid Cap Value Fund, MFS Large Cap Value Fund and MFS High Quality Bond Fund), MFS Series Trust X (which has seven series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and Income Fund, MFS Strategic Value Fund, MFS Small Cap Value Fund and MFS Emerging Markets Debt
Fund), MFS Series Trust XI (which has four series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex U.S. All Cap Fund and Vertex Contrarian Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

               MFS also serves as investment adviser of the following open-end
Funds: MFS Institutional Trust ("MFSIT") (which has ten series) and MFS Variable Insurance Trust ("MVI") (which has fifteen series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

               In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

               Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 26 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

               VERTEX INVESTMENT MANAGEMENT, INC., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex All Cap Fund, Vertex U.S. All Cap Fund and Vertex Contrarian Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

               MFS INTERNATIONAL LTD. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds known as the MFS Funds after January 1999 (which will have 11 portfolios as of January 1999):
U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, Charter Income Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund and European Corporate Bond Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund and the MFS Meridian Research International Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

               MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

               MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

               MFS HOLDINGS AUSTRALIA PTY LTD. ("MFS HOLDINGS AUSTRALIA"), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

               MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

               MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

               MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

               MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

               MASSACHUSETTS INVESTMENT MANAGEMENT CO., LTD. ("MIMCO"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMCO, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

               MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New
Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

               UNITED FUNDS MANAGEMENT LTD. ("UFM"), an Australian Company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square 264-278, George St., Sydney, NSW2000, is an investment manager and distributor of Australian superannuation unit trusts.

               MFS

               The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John
W. Ballen, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William W. Scott, Donald A. Stewart and John D. McNeil. Mr. Shames is the Chairman and Chief Executive Officer, Mr. Ballen is President and Chief Investment Officer, Mr. Arnold Scott is a Senior Executive Vice President and Secretary, Mr. William Scott, Mr. Cashman, Mr. Dello Russo and Mr. Parke are Executive Vice Presidents (Mr. Joseph W. Dello Russo is also Chief Financial Officer and Chief Administrative Officer), (Mr. Parke is also Chief Equity Officer), Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

               MASSACHUSETTS INVESTORS TRUST
               MASSACHUSETTS INVESTORS GROWTH STOCK FUND
               MFS GROWTH OPPORTUNITIES FUND
               MFS GOVERNMENT SECURITIES FUND
               MFS SERIES TRUST I
               MFS SERIES TRUST V
               MFS SERIES TRUST VI
               MFS SERIES TRUST X
               MFS GOVERNMENT LIMITED MATURITY FUND

               Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

               MFS SERIES TRUST II

               Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

               MFS GOVERNMENT MARKETS INCOME TRUST
               MFS INTERMEDIATE INCOME TRUST

               Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

               MFS SERIES TRUST III

               James T. Swanson, Robert J. Manning and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

               MFS SERIES TRUST IV
               MFS SERIES TRUST IX

               Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

               MFS SERIES TRUST VII

               Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

               MFS SERIES TRUST VIII

               Jeffrey L. Shames, Leslie J. Nanberg and James T. Swanson and John D. Laupheimer, Jr., a Senior Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

               MFS MUNICIPAL SERIES TRUST

               Robert A. Dennis is Vice President, Geoffrey L. Schechter, Vice President of MFS, is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

               MFS VARIABLE INSURANCE TRUST
               MFS SERIES TRUST XI
               MFS INSTITUTIONAL TRUST

               Jeffrey L. Shames is the President and Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

               MFS MUNICIPAL INCOME TRUST

               Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

               MFS MULTIMARKET INCOME TRUST
               MFS CHARTER INCOME TRUST

               Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

               MFS SPECIAL VALUE TRUST

               Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

               MFS/SUN LIFE SERIES TRUST

               John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

               MONEY MARKET VARIABLE ACCOUNT
               HIGH YIELD VARIABLE ACCOUNT
               CAPITAL APPRECIATION VARIABLE ACCOUNT
               GOVERNMENT SECURITIES VARIABLE ACCOUNT
               TOTAL RETURN VARIABLE ACCOUNT
               WORLD GOVERNMENTS VARIABLE ACCOUNT
               MANAGED SECTORS VARIABLE ACCOUNT

               John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr. is the Assistant Secretary.

               MIL FUNDS

               Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold
D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

               MFS MERIDIAN FUNDS

               Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold
D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

               VERTEX

               Jeffrey L. Shames and Arnold D. Scott are the Directors, Jeffrey
L. Shames is the President, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John D. Laupheimer is a Senior Vice President, Brian E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

               MIL

               Peter D. Laird is President and a Director, Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

               MIL-UK

               Peter D. Laird is President and a Director, Thomas J. Cashman, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

               MFSI - AUSTRALIA

               Thomas J. Cashman, Jr. is President and a Director, Graham E. Lenzer, John A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

               MFS HOLDINGS - AUSTRALIA

               Jeffrey L. Shames is the President and a Director, Arnold D. Scott, Thomas J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

               MFD

               Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

               MFSC

               Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

               MFSI

               Thomas J. Cashman, Jr., Jeffrey L. Shames, and Arnold D. Scott are Directors, Joseph J. Trainor is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Kevin R. Parke is the Executive Vice President and a Managing Director, George F. Bennett, Jr., John A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

               RSI

               Arnold D. Scott is the Chairman and a Director, Martin E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen
E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

               MIMCO

               Jeffrey L. Shames, Arnold D. Scott and Mamoru Ogata are Directors, Shaun Moran is the Representative Director, Joseph W. Dello Russo is the Statutory Auditor, Robert DiBella is the President and Thomas B. Hastings is the Assistant Statutory Auditor.

               MFS TRUST

               The Directors of MFS Trust are Martin E. Beaulieu, Stephen E. Cavan, Janet A. Clifford, Joseph W. Dello Russo and Joseph A. Kosciuszek. Mr. Cavan is President, Mr. Dello Russo is Treasurer, and Robert T. Burns is Clerk of MFS Trust.

               UFM

               The Directors of UFM are Thomas J. Cashman, Jr. and Susan Gosling. Graham Lenzner is the Chairman and Thomas J. Murray is Chief Financial Officer, Treasurer and Secretary.

               In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

               Donald A. Stewart      President and a Director, Sun Life
                                        Assurance Company of Canada, Sun Life
                                        Centre, 150 King Street West, Toronto,
                                        Ontario, Canada (Mr. Stewart is also an
                                        officer and/or Director of various
                                        subsidiaries and affiliates of Sun Life)

               John D. McNeil         Chairman, Sun Life Assurance Company of
                                        Canada, Sun Life Centre, 150 King Street
                                        West, Toronto, Ontario, Canada (Mr.
                                        McNeil is also an officer and/or
                                        Director of various subsidiaries and
                                        affiliates of Sun Life)

               Joseph W. Dello Russo  Director of Mutual Fund Operations, The
                                        Boston Company, Exchange Place, Boston,
                                        Massachusetts (until August, 1994)

ITEM 27.       DISTRIBUTORS

               (a) Reference is hereby made to Item 26 above.

               (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.


               (c) Not applicable.


ITEM 28.       LOCATION OF ACCOUNTS AND RECORDS


               The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                            NAME                                 ADDRESS

               Massachusetts Financial Services          500 Boylston Street
                 Company (investment adviser)            Boston, MA  02116

               MFS Fund Distributors, Inc.               500 Boylston Street
                 (principal underwriter)                 Boston, MA  02116

               State Street Bank and                     State Street South
                 Trust Company (custodian)               5 - West
                                                         North Quincy, MA  02171


               MFS Service Center, Inc.                  2 Avenue de Lafayette
                 (transfer agent)                        Boston, MA  02111-1738

ITEM 29.       MANAGEMENT SERVICES


               Not applicable.


ITEM 30.       UNDERTAKINGS


               Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 10th day of May, 1999.


                                       MFS MUNICIPAL SERIES TRUST

                                       By:    JAMES R. BORDEWICK, JR.
                                       Name:  James R. Bordewick, Jr.
                                       Title: Assistant Secretary


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on May 10, 1999.


      SIGNATURE                                         TITLE
      ---------                                         -----

                                       Chairman, President (Principal Executive
JEFFREY L. SHAMES*                       Officer) and Trustee
---------------------------
Jeffrey L. Shames


                                       Treasurer (Principal Financial Officer
W. THOMAS LONDON*                        and Principal Accounting Officer)
---------------------------
W. Thomas London


RICHARD B. BAILEY*                     Trustee
---------------------------
Richard B. Bailey


MARSHALL N. COHAN*                     Trustee
---------------------------
Marshall N. Cohan


LAWRENCE H. COHN, M.D.*                Trustee
---------------------------
Lawrence H. Cohn, M.D.


SIR J. DAVID GIBBONS*                  Trustee
---------------------------
Sir J. David Gibbons


ABBY M. O'NEILL*                       Trustee
---------------------------
Abby M. O'Neill


WALTER E. ROBB, III*                   Trustee
---------------------------
Walter E. Robb, III


ARNOLD D. SCOTT*                       Trustee
---------------------------
Arnold D. Scott


J. DALE SHERRATT*                      Trustee
---------------------------
J. Dale Sherratt


WARD SMITH*                            Trustee
---------------------------
Ward Smith

                                       *By:       JAMES R. BORDEWICK, JR.
                                        Name:     James R. Bordewick, Jr.
                                                  as Attorney-in-fact

                                        Executed by James R. Bordewick, Jr. on
                                        behalf of those indicated pursuant to
                                        (i) a Power of Attorney dated August 11,
                                        1994, incorporated by reference to the
                                        Registrant's Post-Effective Amendment
                                        No. 27 filed with the Securities and
                                        Exchange Commission via EDGAR on May 31,
                                        1995, and (ii) a Power of Attorney dated
                                        February 19, 1998, incorporated by
                                        reference to the Registrant's
                                        Post-Effective Amendment No. 32 filed
                                        with the Securities and Exchange
                                        Commission via EDGAR on July 20, 1998.

                                INDEX TO EXHIBITS

  EXHIBIT NO.             DESCRIPTION OF EXHIBIT                      PAGE NO.
  -----------             ----------------------                      --------

    1  (b)  Amendment to Declaration of Trust, dated April
             29, 1999 to add two new series.

    4  (k)  Form of Investment Advisory Agreement, dated
             July 29, 1999, for the MFS New York High Income Tax
             Free Fund.

       (l)  Form of Investment Advisory Agreement, dated
             July 29, 1999, for the MFS Massachusetts High Income
             Tax Free Fund.

   8   (b)  Amendment to Shareholder Servicing Agent Agreement,
             dated April 1, 1999.

   9   (b)  Consent of Counsel, dated May 10, 1999.

  10        Consent of Deloitte & Touche LLP.

  13   (b)  Form of Exhibits as revised June 11, 1999 to Master
             Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 to replace those exhibits to the Master Distribution Plan contained in Exhibit 13(a).